UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant ☑

Filed by a Party Other than the Registrant ☐

Check the appropriate box:

☑  Preliminary Proxy Statement
☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐  Definitive Proxy Statement
☐  Definitive Additional Materials
☐  Soliciting Material under §240.14a-12

UNICA CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☑	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:
Common stock, par value $.01 per share, of Unica Corporation

2.	Aggregate number of securities to which transaction applies:
21,609,541 shares of Unica common stock, 2,478,255 shares of Unica common stock underlying outstanding stock options and 1,368,705 shares of Unica common stock subject to settlement of restricted stock units, each outstanding as of August 19, 2010

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
The filing fee was determined based on the sum of (a) 21,609,541 shares of Unica common stock multiplied by $21.00 per share; (b) 2,478,255 shares of Unica common stock underlying outstanding stock options with exercise prices less than $21.00 per share multiplied by $15.15 (which is the difference between $21.00 per share and the weighted average exercise price per share); and (c) 1,368,705 shares of Unica common stock subject to settlement of restricted stock units multiplied by $21.00 per share. The filing fee was determined by multiplying $0.00007130 by the sum of the preceding sentence.

4.	Proposed maximum aggregate value of transaction:
$520,088,729

5.	Total fee paid:
$37,083

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

Amount Previously Paid:

Form, Schedule or Registration Statement No.:

Filing Party:

Date Filed:

UNICA CORPORATION
Reservoir Place North
170 Tracer Lane
Waltham, Massachusetts 02451-1379

[          ], 2010

Dear Stockholder:

You are cordially invited to attend a special meeting of stockholders of Unica Corporation (“Unica”) to be held on [          ], 2010, at 10:00 a.m., local time, at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109.

At the special meeting, you will be asked to consider and vote upon a proposal to adopt the Agreement and Plan of Merger, dated as of August 12, 2010, by and among International Business Machines Corporation (“IBM”), Amaroo Acquisition Corp., a wholly-owned subsidiary of IBM, and Unica, as such agreement may be amended from time to time. Pursuant to the merger agreement, Amaroo Acquisition Corp. will merge with and into Unica and as a result, under Delaware law, Unica will become a wholly-owned subsidiary of IBM. We are also asking that you grant the authority to vote your shares to adjourn the special meeting to a later date, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes in favor of adoption of the merger agreement at the time of the special meeting.

If the merger is completed, Unica stockholders will be entitled to receive $21.00 in cash, without interest and less any applicable withholding taxes, for each share of Unica common stock owned by them as of the date of the merger.

Our board of directors unanimously determined that the merger agreement and the terms and conditions of the merger and the merger agreement are fair to and advisable and in the best interests of Unica and its stockholders. Our board of directors has unanimously approved the merger agreement, the merger and the other transactions contemplated thereby. Our board of directors unanimously recommends that you vote “FOR” the adoption of the merger agreement at the special meeting.

Our board of directors considered a number of factors in evaluating the transaction and consulted with our legal and financial advisors. The enclosed proxy statement provides detailed information about the merger agreement and the merger. We encourage you to read this proxy statement carefully in its entirety.

Your vote is very important, regardless of the number of shares you own.  The proposal to adopt the merger agreement must be approved by the holders of a majority of the outstanding shares of our common stock entitled to vote at the special meeting. Therefore, if you do not return your proxy card in the mail, submit a proxy via the Internet or telephone or attend the special meeting and vote in person, then your decision not to respond will have the same effect as if you voted “AGAINST” adoption of the merger agreement. Only stockholders who owned shares of Unica common stock at the close of business on [          ], 2010, the record date for the special meeting, will be entitled to vote at the special meeting. To vote your shares, you may return your proxy card, submit a proxy via the Internet or telephone or attend the special meeting and vote in person. Even if you plan to attend the meeting, we urge you to promptly submit a proxy for your shares via the Internet or telephone or by completing, signing, dating and returning the enclosed proxy card.

If you sign, date and return your proxy card or submit a proxy via the Internet or telephone without indicating how you wish to vote, your proxy will be voted “FOR” the adoption of the merger agreement and “FOR” the adjournment of the special meeting to a later date, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes in favor of adoption of the merger agreement at the time of the special meeting. If you fail to submit a proxy, your shares will not be counted for purposes of determining whether a quorum is present at the special meeting. If you attend the special meeting and wish to vote in person, you may revoke your proxy and vote in person.

Thank you for your continued support of Unica.

Sincerely,

Yuchun Lee
Chief Executive Officer, President and Chairman

This proxy statement is dated [          ], 2010 and is first being mailed to stockholders of Unica on or about [          ], 2010.

UNICA CORPORATION

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT

To the Stockholders of Unica Corporation:

Unica Corporation, a Delaware corporation (“Unica”), will hold a special meeting of stockholders at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, at 10:00 a.m., local time, on [          ], 2010, for the following purposes:

•	To consider and vote upon the adoption of the Agreement and Plan of Merger, dated as of August 12, 2010, by and among International Business Machines Corporation, a New York corporation (“IBM”), Amaroo Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of IBM, and Unica, as such agreement may be amended from time to time; and

•	To consider and vote upon the adjournment of the special meeting to a later date, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes in favor of adoption of the merger agreement at the time of the special meeting.

Unica may also conduct such other business as may properly come before the special meeting, or any adjournment or postponement thereof, by or at the direction of the board of directors. Only record holders of Unica common stock at the close of business on [          ], 2010 are entitled to receive notice of, and will be entitled to vote at, the special meeting, including any adjournments or postponements of the special meeting. Your vote is important. The affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote at the special meeting is required to adopt the merger agreement and the affirmative vote of the holders of a majority in voting power of the shares of our common stock present or represented by proxy at the special meeting and voting on such matter is required to approve the proposal to adjourn the special meeting, provided that a quorum is present. If a quorum is not present at the special meeting, then the special meeting may be adjourned with the affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote on such matter.

Under Delaware law, if the merger is completed, holders of Unica common stock who do not vote in favor of adoption of the merger agreement will have the right to seek appraisal of the fair value of their shares as determined by the Delaware Court of Chancery. In order to exercise your appraisal rights, you must submit a written demand for an appraisal of your shares prior to the stockholder vote on the merger agreement, not vote in favor of adoption of the merger agreement and comply with other Delaware law procedures explained in the accompanying proxy statement. See “The Merger — Appraisal Rights” beginning on page 38 of the proxy statement and Annex D to the proxy statement.

We urge you to complete, sign, date and return your proxy card as promptly as possible by mail or by faxing the card to the attention of Jason W. Joseph at (781) 207-5834, whether or not you expect to attend the special meeting. If you are unable to attend in person and you properly complete, sign and return your proxy card, your shares will be voted at the special meeting in accordance with your proxy. You may also submit a proxy by telephone by calling 1-800-PROXIES (1-800-776-9437) in the United States and 1-718-921-8500 from foreign countries or through the Internet at www.voteproxy.com using the control number on your proxy card. If your shares are held in “street name” by your broker or other nominee, only such broker or other nominee can vote your shares unless you obtain a valid legal proxy from such broker or nominee. You should follow the directions provided by your broker or nominee regarding how to instruct such broker or nominee to vote your shares.

If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted “FOR” adoption of the merger agreement and “FOR” adjournment of the special meeting, if necessary or appropriate, to permit solicitations of additional proxies. If you fail to return your proxy card and do not submit your proxy via the Internet or by telephone, your shares will effectively be counted as a vote against adoption of the merger agreement, will not be counted for purposes of determining whether a quorum is present at the special meeting and will have no effect on the proposal to adjourn the special meeting to a later date, if necessary or appropriate, to permit solicitations of additional proxies, if a quorum is present. If you do attend the special meeting and wish to vote in person, you may revoke your proxy and vote in person. You may revoke your proxy in the manner described in the enclosed proxy statement at any time before it has been voted at the special meeting.

Our board of directors unanimously recommends that you vote “FOR” adoption of the merger agreement and “FOR” adjournment of the special meeting to a later date, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes in favor of adoption of the merger agreement at the time of the special meeting.

The merger is described in the accompanying proxy statement, which we urge you to read carefully. A copy of the merger agreement is attached as Annex A to the proxy statement.

Waltham, Massachusetts
[          ], 2010

By Order of the Board of Directors,

Jason W. Joseph
Vice President, General Counsel & Secretary

YOUR VOTE IS IMPORTANT.

Whether or not you plan to attend the special meeting, please complete, sign and date the enclosed proxy card and return it promptly in the envelope provided or by faxing it to the attention of Jason W. Joseph at (781) 207-5834, or submit a proxy by telephone by calling 1-800-PROXIES (1-800-776-9437) in the United States and 1-718-921-8500 from foreign countries or through the Internet at www.voteproxy.com. Giving your proxy now will not affect your right to vote in person if you attend the special meeting.

UNICA CORPORATION

SPECIAL MEETING OF STOCKHOLDERS

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER

The following Q&A is intended to address some commonly asked questions regarding the special meeting of stockholders and the merger. These questions and answers may not address all questions that may be important to you as a Unica stockholder. We urge you to read carefully the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement and the documents we refer to in this proxy statement.

Except as otherwise specifically noted in this proxy statement, “we,” “our,” “us” and similar words in this proxy statement refer to Unica Corporation. In addition, throughout this proxy statement, we refer to Unica Corporation as “Unica”, to Amaroo Acquisition Corp. as “merger sub” and to International Business Machines Corporation as “IBM.”

The Special Meeting

Q:	Why am I receiving this proxy statement?

A:	Our board of directors is furnishing this proxy statement in connection with the solicitation of proxies to be voted at a special meeting of our stockholders, or at any adjournments or postponements of the special meeting, at which our stockholders will be asked to vote to adopt the merger agreement that we describe herein.

Q:	Where and when is the special meeting of stockholders?

A:	The special meeting of our stockholders will be held on [ ], 2010 at 10:00 a.m., local time, at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109.

Q:	What am I being asked to vote on?

A:	You are being asked to vote to adopt a merger agreement that provides for the acquisition of Unica by IBM. The proposed acquisition would be accomplished through a merger of Amaroo Acquisition Corp., a wholly-owned subsidiary of IBM, which we refer to as merger sub, with and into Unica. As a result of the merger, we will become a wholly-owned subsidiary of IBM, and our common stock will cease to be listed on The NASDAQ Global Market, will not be publicly traded and will be deregistered under the Securities Exchange Act of 1934, as amended (which we refer to in this proxy statement as the “Securities Exchange Act”).

In addition, you are being asked to grant to the proxies identified in the enclosed proxy card discretionary authority to adjourn the special meeting to a later date, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes in favor of adoption of the merger agreement. If we do not receive proxies from stockholders holding a sufficient number of shares to adopt the merger agreement, we could use the additional time to solicit additional proxies in favor of adoption of the merger agreement.

Q:	How does Unica’s board recommend that I vote?

A:	At a meeting held on August 12, 2010, our board of directors unanimously approved the merger agreement and determined that the merger agreement and the terms and conditions of the merger and the merger agreement are fair to and advisable and in the best interests of Unica and its stockholders. Our board of directors unanimously recommends that you vote “FOR” the adoption of the merger agreement and “FOR” the proposal to adjourn the special meeting to a later date, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes in favor of adoption of the merger agreement at the time of the special meeting.

The Proposed Merger

Q:	What will I be entitled to receive pursuant to the merger?

A:	As a result of the merger, our stockholders will be entitled to receive $21.00 in cash, without interest and less any applicable withholding taxes, for each share of our common stock they own as of the date of the completion of the merger. For example, if you own 100 shares of our common stock, you will be entitled to receive $2,100.00 in cash, without interest, less any applicable withholding taxes, in exchange for your 100 shares upon the completion of the merger.

Q:	What regulatory approvals and filings are needed to complete the merger?

A:	The merger is subject to compliance with the applicable requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, or the HSR Act, and clearance under the antitrust laws of various foreign jurisdictions. See “The Merger — Regulatory Matters” beginning on page 45.

Q:	When do you expect the merger to be completed?

A:	We are working toward completing the merger as quickly as possible and currently expect to consummate the merger in the fourth quarter of calendar year 2010. In addition to obtaining stockholder approval, we must satisfy all other closing conditions, including the receipt of regulatory approvals.

Q:	What rights do I have if I oppose the merger?

A:	Stockholders of record as of the record date are entitled to appraisal rights under Delaware law by following the procedures and satisfying the requirements specified in Section 262 of the General Corporation Law of the State of Delaware. A copy of Section 262 is attached as Annex D to this proxy statement. See “The Merger — Appraisal Rights” beginning on page 38.

Q:	Will the merger be taxable to me?

A:	The receipt of cash pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes, and may also be a taxable transaction under applicable state, local or foreign income or other tax laws. Generally, for U.S. federal income tax purposes, a U.S. stockholder will recognize gain or loss equal to the difference between the amount of cash received by the stockholder in the merger and the stockholder’s adjusted tax basis in the shares of our common stock converted into cash in the merger. If you are a non-U.S. holder, the merger will generally not be a taxable transaction to you under U.S. federal income tax laws unless you have certain connections to the United States, but may be a taxable transaction to you under non-U.S. federal income tax laws, and you are encouraged to seek tax advice regarding such matters. Because individual circumstances may differ, we recommend that you consult your own tax advisor to determine the particular tax effects to you. See “The Merger — Material United States Federal Income Tax Consequences of the Merger” beginning on page 43.

Voting and Proxy Procedures

Q:	Who is entitled to vote at the special meeting?

A:	Only stockholders of record as of the close of business on [ ], 2010 are entitled to receive notice of the special meeting and to vote the shares of our common stock that they held at that time at the special meeting, or at any adjournments or postponements of the special meeting.

Q:	What vote is required to adopt the merger agreement?

A:	Adoption of the merger agreement requires the affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote at the special meeting.

As of [ ], 2010, the record date for determining who is entitled to vote at the special meeting, there were [ ] shares of our common stock issued and outstanding. Under a stockholders agreement dated as of August 12, 2010, our chairman and chief executive officer, and certain trusts affiliated with our chairman and chief executive officer, who collectively are the beneficial owners of approximately 20% of our outstanding shares of common stock as of August 12, 2010, have agreed to vote the shares of our common stock they own in favor of the adoption of the merger agreement.

Q:	What vote is required to adjourn the special meeting to a later date, if necessary or appropriate, in order to solicit additional proxies from our stockholders in the event there are not sufficient votes in favor of adoption of the merger agreement at the time of the special meeting?

A:	Approval of the proposal to adjourn the special meeting to a later date, if necessary or appropriate, in order to solicit additional proxies from our stockholders in the event there are not sufficient votes in favor of adoption of the merger agreement at the time of the special meeting requires the affirmative vote of the holders of a majority in voting power of the shares of our common stock present or represented by proxy at the special meeting and voting on such matter, provided that a quorum is present. If a quorum is not present at the special meeting, then the special meeting may be adjourned with the affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote on such matter.

Our by-laws provide that a quorum is present at the special meeting if the holders of a majority in voting power of the shares of our common stock issued and outstanding and entitled vote at the meeting are present in person or represented by proxy.

Q:	If my broker holds my shares in “street name,” will my broker vote my shares for me?

A:	No. Your broker will not be able to vote your shares without instructions from you. You should instruct your broker to vote your shares following the procedure provided by your broker. Without instructions, your shares will not be voted, which will have the same effect as if you voted “AGAINST” the adoption of the merger agreement but will have no effect on the proposal to adjourn the special meeting to a later date, if necessary or appropriate, in order to solicit additional proxies from our stockholders in the event there are not sufficient votes in favor of adoption of the merger agreement at the time of the special meeting, if a quorum is present.

Q:	What do I need to do now?

A:	We urge you to read this proxy statement carefully and consider how the merger affects you. Then mail your completed, dated and signed proxy card in the enclosed return envelope as soon as possible, or submit a proxy via the Internet or telephone, so that your shares can be voted at the special meeting of our stockholders. If you hold your shares of our common stock in “street name,” follow the instructions you receive from your broker or bank. Please do not send your stock certificates with your proxy card.

Q:	May I vote in person?

A:	Yes. If your shares are registered in your name, you may attend the special meeting and vote your shares in person, rather than signing and returning your proxy card or submitting a proxy via the Internet or telephone. If your shares are held in “street name,” you must obtain a proxy from your broker or other nominee in order to attend the special meeting and vote in person. Even if you plan to attend the special meeting in person, we urge you to complete, sign, date and return the enclosed proxy or submit a proxy via the Internet or telephone to ensure that your shares will be represented at the special meeting.

Q:	How do I vote my shares of common stock? May I submit a proxy via the Internet or telephone?

A:	If your shares are registered in your name, you may cause your shares to be voted by returning a signed proxy card or vote in person at the special meeting. Additionally, you may submit a proxy authorizing the voting of your shares via the Internet at www.voteproxies.com or telephonically by calling 1-800-PROXIES (1-800-776-9437) in the United States and 1-718-921-8500 from foreign countries. You must have the enclosed proxy card available, and follow the instructions on the proxy card, in order to submit a proxy via the Internet or telephone.

If your shares are held in “street name” through a broker or other nominee, you may provide voting instructions by completing and returning the voting form provided by your broker or nominee, or via the Internet or telephone through your broker or nominee, if such a service is provided. To provide voting instructions via the Internet or telephone through your broker or nominee, you should follow the instructions on the voting form provided by your broker or nominee.

v

Q:	What happens if I do not return my proxy card, submit a proxy via the Internet or telephone or attend the special meeting and vote in person?

A:	The adoption of the merger agreement requires the affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote at the special meeting. Therefore, if you do not return your proxy card, submit a proxy via the Internet or telephone, or attend the special meeting and vote in person, it will have the same effect as if you voted “AGAINST” the adoption of the merger agreement. In the event that a quorum is not present in person or represented by proxy at the special meeting, it is expected that the meeting will be adjourned to solicit additional proxies. If a quorum is not present at the special meeting, then the special meeting may be adjourned with the affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote on such matter. If a quorum is present in person or represented by proxy at the special meeting, approval of the proposal to adjourn the special meeting to a later date, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes in favor of adoption of the merger agreement at the time of the special meeting requires the affirmative vote of the holders of a majority in voting power of the shares of our common stock present or represented by proxy at the special meeting and voting on such matter and, therefore, if you do not vote in person or by proxy, it will have no effect on the outcome of such proposal to adjourn.

Q:	May I change my vote after I have mailed my signed proxy card or delivered a proxy via the Internet or telephone?

A:	Yes. You may change your vote at any time before your proxy card is voted at the special meeting. If you have sent a proxy directly to Unica, you may revoke your proxy by:

• delivering a written revocation of the proxy or a later dated, signed proxy card, to our corporate secretary at our corporate offices at Unica Corporation, Reservoir Place North, 170 Tracer Lane, Waltham, Massachusetts 02451-1379, or by fax to the attention of Jason W. Joseph, Vice President, General Counsel & Secretary, at (781) 207-5834, on or before the business day prior to the special meeting;

• delivering a new, later dated proxy by telephone or via the Internet until immediately prior to the special meeting;

• delivering a written revocation or a later dated, signed proxy card to us at the special meeting prior to the taking of the vote on the matters to be considered at the special meeting; or

• attending the special meeting and voting in person.

If you have instructed a broker or other nominee to vote your shares, you may revoke your proxy only by following the directions received from your broker or nominee to change those instructions.

Revocation of a proxy will not affect any vote taken prior to revocation. Attendance at the special meeting will not in itself constitute the revocation of a proxy; you must vote in person at the special meeting to revoke a previously delivered proxy.

Q:	What should I do if I receive more than one set of voting materials?

A:	You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return (or submit via the Internet or telephone with respect to) each proxy card and voting instruction card that you receive.

Q:	What happens if I sell or otherwise transfer my shares of Unica common stock before the special meeting?

A:	The record date for the special meeting is earlier than the date of the special meeting and the date that the merger is expected to be completed. If you sell or otherwise transfer your shares of our common stock after the record date but before the special meeting, you will retain your right to vote at the special meeting, but will transfer the right to receive the merger consideration and lose the right to seek appraisal. Even if you sell or otherwise transfer your shares of our common stock after the record date, we urge you to complete, sign, date and return the enclosed proxy or submit your proxy via the Internet or telephone.

Q:	Should I send in my stock certificates now?

A:	No. After the merger is completed, you will receive written instructions for exchanging your shares of our common stock for the merger consideration of $21.00 in cash, without interest and less any applicable withholding taxes, for each share of our common stock you hold.

Q:	Who can help answer my questions?

A:	If you would like additional copies, without charge, of this proxy statement or if you have questions about the merger, including the procedures for voting your shares, you should contact:

Unica Corporation
Attn: Investor Relations
Reservoir Place North
170 Tracer Lane
Waltham, Massachusetts 02451-1379
(781) 839-8514

Neither the Securities and Exchange Commission nor any state securities regulatory agency has approved or disapproved the merger, passed upon the merits or fairness of the merger or passed upon the adequacy or accuracy of the disclosures in this proxy statement. Any representation to the contrary is a criminal offense.

FORWARD-LOOKING INFORMATION

This proxy statement contains “forward-looking statements,” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act that are based on our current expectations, assumptions, beliefs, estimates and projections about our company and our industry. The forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Generally, these forward-looking statements can be identified by the use of forward-looking terminology such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “intend,” “plan,” “project,” “should” and similar expressions. Factors that may affect those forward-looking statements include, among other things:

•	the risk that the merger may not be consummated in a timely manner, if at all,

•	the risk that the merger agreement may be terminated in circumstances that require us to pay IBM a termination fee of $14.25 million in connection therewith,

•	risks regarding a loss of or a substantial decrease in purchases by our major customers,

•	risks related to diverting management’s attention from our ongoing business operations,

•	risks regarding employee retention, and

•	other risks detailed in our current filings with the Securities and Exchange Commission, including our most recent filings on Form 10-K and Form 10-Q, which discuss these and other important risk factors concerning our operations.

We caution you that reliance on any forward-looking statement involves risks and uncertainties, and that although we believe that the assumptions on which our forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions could be incorrect. In light of these and other uncertainties, you should not conclude that we will necessarily achieve any plans and objectives or projected financial results referred to in any of the forward-looking statements. We do not undertake to release the results of any revisions of these forward-looking statements to reflect future events or circumstances.

SUMMARY

This summary highlights selected information from this proxy statement and may not contain all of the information that is important to you. To understand the merger fully and for a more complete description of the legal terms of the merger, you should read carefully this entire proxy statement, the annexes to this proxy statement and the documents we refer to in this proxy statement. See “Where You Can Find More Information” on page 66. The merger agreement is attached as Annex A to this proxy statement. We encourage you to read the merger agreement, which is the legal document governing the merger. Each item in this summary references another section of this proxy statement with more detailed disclosure about that item.

The Companies (page 15)

Unica Corporation
Attn: Investor Relations
Reservoir Place North
170 Tracer Lane
Waltham, Massachusetts 02451-1379
Telephone: (781) 839-8514

Incorporated in December 1992 in Massachusetts and reincorporated in Delaware in June 2003, Unica Corporation is a global provider of enterprise marketing management, or EMM, software designed to help businesses increase their revenues and improve the efficiency and measurability of their marketing operations. Focused exclusively on the needs of marketers, Unica’s software delivers key capabilities to track and analyze online and offline customer behavior, generate demand and manage marketing processes, resources and assets. Unica’s software streamlines the entire marketing process for relationship, brand and Internet marketing — from analysis and planning, to budgeting, production management, execution and measurement. As the most comprehensive EMM suite on the market, Unica’s suite of products delivers a marketing “system of record” — a dedicated solution through which marketers capture, record and easily manage marketing activity, information and assets, rapidly design campaigns, and report on performance.

International Business Machines Corporation
New Orchard Road
Armonk, New York 10504
Telephone: (914) 499-1900

IBM, a New York corporation, creates business value for clients and solves business problems through integrated solutions that leverage information technology and deep knowledge of business processes. IBM solutions typically create value by reducing a client’s operational costs or by enabling new capabilities that generate revenue. These solutions draw from an industry leading portfolio of consulting, delivery and implementation services, enterprise software, systems and financing.

Amaroo Acquisition Corp.
New Orchard Road
Armonk, New York 10504
Telephone: (914) 499-1900

Amaroo Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of IBM, was organized solely for the purpose of entering into the merger agreement and completing the merger and the other transactions contemplated by the merger agreement. Amaroo Acquisition Corp. has not conducted any business operations other than in connection with the transactions contemplated by the merger agreement. Upon consummation of the merger, Amaroo Acquisition Corp. will cease to exist and Unica will continue as the surviving corporation.

2

Merger Consideration (page 46)

If the merger is completed, you will be entitled to receive $21.00 in cash, without interest and less any applicable withholding taxes, in exchange for each share of Unica common stock that you own immediately prior to the effective time of the merger and for which you have not properly exercised appraisal rights.

After the merger is completed, you will have the right to receive the merger consideration, but you will no longer have any rights as a Unica stockholder as a result of the merger. Unica stockholders will receive the merger consideration in exchange for their Unica common stock in accordance with the instructions contained in the letter of transmittal to be sent to holders of Unica common stock as soon as reasonably practicable after the closing of the merger, unless the Unica stockholder has properly demanded appraisal of its shares.

Treatment of Stock Options and Other Equity-Based Awards (page 41)

Stock Options

Each outstanding option to acquire our common stock granted under our 1993 stock option plan and our 2003 stock option plan will be cancelled and will be converted into the right of the holder thereof to receive an amount, in cash, without interest and less any applicable withholding taxes, equal to the product of the number of shares of our common stock that are subject to such option, and the excess, if any, of $21.00 per share over the exercise price per share of the common stock subject to such option.

Holders of outstanding options to acquire our common stock granted under our 2005 stock incentive plan that are vested or that are vesting in connection with the merger will be offered the opportunity to have their options treated as described above for the options outstanding under our 1993 and 2003 stock option plans, which we refer to as being “cashed out”. Each outstanding option to acquire our common stock granted under our 2005 stock incentive plan that is vested or that is vesting in connection with the merger whose holder chooses not to have cashed out and any other option not being cancelled in the manner described in the prior paragraph, whether or not vested, will be converted into an option to acquire, on substantially the same terms and conditions as were applicable to such option prior to the effective time of the merger, the number of shares of common stock of IBM equal to the product of the number of shares of our common stock that are subject to such option, and the exchange ratio determined in accordance with the merger agreement, rounded down to the nearest whole IBM share. The exercise price per share of common stock of IBM as of immediately following such conversion will be equal to the per share exercise price for the shares of our common stock otherwise purchasable pursuant to such option divided by the exchange ratio, rounded up to the nearest whole cent.

Our 2005 stock incentive plan provides for certain acceleration of vesting of options, except to the extent otherwise provided in an agreement evidencing an option, in the event of a change-in-control of us. The merger will constitute a change-in-control for this purpose.

Restricted Stock Units

IBM will pay to each holder of our restricted stock units, following each applicable date after the closing date of the merger on which any restricted stock unit held by such holder at the effective time of the merger would have vested (each such date is referred to herein as a “lapse date”) pursuant to the terms of our stock plans or the terms of any such restricted stock unit as in effect immediately prior the effective time, an amount, in cash, equal to the product of $21.00 per share and the number of restricted stock units held by the holder at the effective time that, on any particular lapse date, would have so vested, so long as such holder remains employed with IBM.

Our 2005 stock incentive plan provides for certain acceleration of vesting of restricted stock units, except to the extent otherwise provided in an agreement evidencing a restricted stock unit, in the event of a change-in-control of us. The merger will constitute a change-in-control for this purpose.

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Market Prices and Dividend Data (page 12)

Our common stock is listed on The NASDAQ Global Market under the symbol “UNCA.” On August 12, 2010, the last full trading day before the public announcement of the merger, the closing price for our common stock was $9.55 per share and on [          ], 2010, the latest practicable trading day before the printing of this proxy statement, the closing price for our common stock was $[     ] per share.

We did not declare or pay any cash dividends on our common stock during the three most recent fiscal years.

Material United States Federal Income Tax Consequences of the Merger (page 43)

The conversion of shares of our common stock into the right to receive $21.00 per share of cash merger consideration will be a taxable transaction to our stockholders for U.S. federal income tax purposes. See “The Merger — Material United States Federal Income Tax Consequences of the Merger” beginning on page 43.

Tax matters can be complicated, and the tax consequences of the merger to you will depend on the facts of your own situation. We strongly recommend that you consult your own tax advisor to fully understand the tax consequences of the merger to you.

Recommendation of Unica’s Board of Directors and Reasons for the Merger (page 20)

Our board of directors unanimously recommends that you vote “FOR” the adoption of the merger agreement and “FOR” the proposal to adjourn the special meeting to a later date, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes in favor of adoption of the merger agreement at the time of the special meeting. At a meeting of our board of directors on August 12, 2010, after consultation with our financial and legal advisors, our board of directors unanimously determined that the merger agreement and the merger are fair to and advisable and in the best interests of Unica and its stockholders and unanimously approved the merger agreement.

In the course of reaching its decision, our board of directors consulted with our senior management, financial advisor and legal counsel, reviewed a significant amount of information and considered a number of factors. For a discussion of the factors considered by our board of directors in reaching its decision to approve the merger agreement and recommend that our stockholders adopt the merger agreement, see “The Merger — Recommendation of Unica’s Board of Directors and Reasons for the Merger” beginning on page 20.

Opinion of Unica’s Financial Advisor (page 23)

Unica retained Jefferies & Company, Inc., or Jefferies, to act as its financial advisor in connection with the merger and to render to the Unica board of directors an opinion as to the fairness to the holders of Unica common stock of the consideration of $21.00 per share in cash to be received by such holders. At the meeting of the Unica board of directors on August 12, 2010, Jefferies rendered its oral opinion to the Unica board of directors, subsequently confirmed in writing, to the effect that, as of August 12, 2010 and based upon and subject to the various considerations set forth in its opinion, the consideration of $21.00 per share in cash to be received by holders of Unica common stock pursuant to the merger agreement was fair, from a financial point of view, to such holders.

Jefferies’ opinion sets forth, among other things, the assumptions made, procedures followed, matters considered and limitations on the scope of the review undertaken by Jefferies in rendering its opinion. Jefferies’ opinion was directed to the Unica board of directors and addresses only the fairness from a financial point of view of the consideration of $21.00 per share of Unica common stock, as of the date of the opinion. It does not address any other aspects of the merger and does not constitute a recommendation as to how any holder of Unica common stock should vote on the merger or any matter related thereto.

The full text of the written opinion of Jefferies is attached to this proxy statement as Annex C. Unica encourages its stockholders to read Jefferies’ opinion carefully and in its entirety. For a further discussion of Jefferies’ opinion, see “The Merger — Opinion of Unica’s Financial Advisor” beginning on page 23.

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The Special Meeting of Unica’s Stockholders (page 12)

Date, Time and Place.  A special meeting of our stockholders will be held on [          ], 2010, at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, at 10:00 a.m., local time, to consider and vote on the:

•	adoption of the merger agreement, and

•	adjournment of the special meeting to a later date, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes in favor of adoption of the merger agreement at the time of the special meeting.

Record Date and Voting Power.  You are entitled to vote at the special meeting if you owned shares of our common stock at the close of business on [          ], 2010, the record date for the special meeting. You will have one vote at the special meeting for each share of our common stock you owned at the close of business on the record date. There are [          ] shares of our common stock outstanding and entitled to be voted at the special meeting.

Quorum.  A quorum of stockholders is necessary to hold a valid special meeting. Under our by-laws, a quorum is present at the special meeting if the holders of a majority in voting power of the shares of our common stock issued and outstanding and entitled vote at the meeting are present in person or represented by proxy.

Required Vote.  The adoption of the merger agreement requires the affirmative vote of the holders of a majority of the shares of our common stock outstanding and entitled to vote at the close of business on the record date. Approval of the proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes in favor of adoption of the merger agreement at the time of the special meeting requires the affirmative vote of the holders of a majority in voting power of the shares of our common stock present or represented by proxy at the special meeting and voting on such matter, provided that a quorum is present. If a quorum is not present at the special meeting, then the special meeting may be adjourned with the affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote on such matter.

Interests of Unica’s Executive Officers and Directors in the Merger (page 32)

When considering the recommendation of Unica’s board of directors, you should be aware that members of Unica’s board of directors and Unica’s executive officers have interests in the merger in addition to their interests as Unica stockholders generally, as described below. These interests may be different from, or in conflict with, your interests as Unica stockholders. The members of our board of directors were aware of these additional interests, and considered them, when they approved the merger agreement.

Each of Messrs. Yuchun Lee, Peter Cousins, John Hogan, Kevin Keane, Paul McNulty, and David Sweet and Ms. Vivian Vitale have entered into employment arrangements with IBM. These employment arrangements will supersede and replace the executive retention agreements that they are currently party to with us and they will not be entitled to any of the benefits under their existing executive retention agreements or to any extra acceleration of vesting of equity-based awards upon termination of employment under the generally applicable terms of our 2005 stock incentive plan as a result of the merger. The employment arrangements with IBM are conditioned upon the closing of the merger and the executive officer’s continued employment with Unica through the closing of the merger, and will provide certain retention/severance payments and equity compensation benefits to such individuals, as described below. In addition, Mr. Lee has entered into a new non-competition and non-solicitation agreement that will supersede and replace the non-competition and non-solicitation arrangements that he is currently bound by with us, effective upon the closing of the merger.

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Pursuant to employment arrangements between IBM and each of Messrs. Yuchun Lee, Peter Cousins, John Hogan, Kevin Keane, Paul McNulty, and David Sweet and Ms. Vivian Vitale:

•	each of these executive officers will initially receive the following annual base salaries: Mr. Lee — $415,000; Mr. Cousins — $270,000; Mr. Hogan — $270,000; Mr. Keane — $210,000; Mr. McNulty — $250,000; Mr. Sweet — $270,000; and Ms. Vitale — $225,000;

•	upon the closing of the merger, each of these executive officers will be entitled to the vesting of 50% of such executive’s then unvested options, and the remaining 50% of such executive’s then unvested options will be converted into options to acquire IBM stock and will continue to vest in accordance with their original vesting schedules;

•	upon the closing of the merger, each of these executive officers will be entitled to the vesting of 50% of such executive’s then unvested restricted stock units, and the remaining 50% of such executive’s then unvested restricted stock units will be converted into the right to receive cash payments based on the value of the merger consideration on each subsequent vesting date of the restricted stock units;

•	any options that remain unvested, and any cash payments with respect to restricted stock units that are unpaid, in each case, as of the second anniversary of the closing of the merger (with respect to Messrs. Lee, Cousins, Hogan, Keane, McNulty, and Sweet) or the first anniversary of the closing of the merger (with respect to Ms. Vitale), will vest or be paid in full as of such anniversary date;

•	subject to the execution of IBM’s standard release of claims, if any of these executive officers is terminated by IBM without “cause” (as such term is defined in the executive officer’s employment arrangement with IBM) prior to the second anniversary of the closing of the merger (with respect to Messrs. Lee, Cousins, Hogan, Keane, McNulty, and Sweet) or the first anniversary of the closing of the merger (with respect to Ms. Vitale), any options held by such executive officer that are unvested as of such termination will vest in full, and any cash payments with respect to restricted stock units that are unpaid as of such termination will be paid, as of such termination;

•	Messrs. Lee, Cousins, Hogan, Keane, McNulty, and Sweet will be entitled to participate in a retention program pursuant to which each such executive officer will be eligible to receive the following aggregate amounts (with payments under such program made following each of four six-month milestone periods through the second anniversary of the closing of the merger): Mr. Lee — $1,100,000; Mr. Cousins — $600,000; Mr. Hogan — $600,000; Mr. Keane — $550,000; Mr. McNulty — $575,000; and Mr. Sweet — $600,000;

•	Ms. Vitale will be entitled to participate in a retention program pursuant to which she will be eligible to receive a cash payment equal to $440,000 on the first anniversary of the closing of the merger; and

•	if the employment of any of these executive officers is terminated by IBM without “cause” (as such term is defined in the executive officer’s employment arrangement with IBM) prior to the first anniversary of the closing of the merger, such executive officer will be entitled to a lump sum cash payment equal to the sum of the executive’s highest base salary in effect during the 12-month period preceding the closing of the merger and the executive officer’s then current target annual cash bonus, provided that the executive officer executes IBM’s standard release of claims and satisfies all conditions to make the release effective.

Executive retention agreements entered into by us with Kevin P. Shone, James Feiger and Jason W. Joseph will remain in effect following the merger because they have not entered into employment arrangements with IBM. Such executive retention agreements provide each such executive officer with severance payments and acceleration of vesting of equity awards, among other benefits, if his employment is terminated under certain specified circumstances following the merger. In general, the retention agreements provide that if a “change-in-control” (as defined in such agreements) occurs and the executive’s employment with us or our successor is terminated by us or our successor, other than for “cause, disability or death,” or by the executive for “good reason” (as those terms are defined in the agreements) within 12 months following a

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change-in-control of us, then the executive would be entitled to, in addition to those benefits set forth in our 2005 stock incentive plan, the following benefits:

•	Accelerated vesting of (i) 75% of the executive’s unvested equity awards (inclusive of any accelerated vesting provided for in our 2005 stock incentive plan) if the executive has been employed by us for at least one year but less than two years or (ii) 100% of the executive’s unvested equity awards if the executive has been employed by us for at least two years, except that the agreement with Mr. Shone provides for 100% vesting if Mr. Shone has been employed for at least one year;

•	Cash severance payments equal to the sum of the executive’s highest base salary in effect during the 12-month period preceding the change-in-control and the executive’s target annual cash bonus in effect at the time of the change-in-control;

•	Continuation of health care benefits for the executive and his family for a period of 12 months following termination of employment; and

•	Payment in cash of accrued but unpaid salary and unused vacation accrued through the termination date and a pro rata portion of the executive’s previous year’s bonus based on the termination date.

The merger constitutes a change-in-control and IBM will constitute our successor under the retention agreements.

In connection with the execution of the merger agreement, we have awarded a special transaction bonus of $100,000 in cash to each of Mr. Shone and Mr. Joseph which will be paid contingent upon the closing of the merger.

We also expect that each of our executive officers will enter into an agreement with us that will provide, contingent on the closing of the merger, for the cancelation of the portions of the options granted to them under our 2005 stock incentive plan that are vested or vest in connection with the merger, in exchange for a cash payment equal to the product obtained by multiplying the number of shares subject to the vested portion of such option by the difference between the per share merger consideration and the exercise price of such option, less applicable withholding taxes.

In addition, in connection with the execution of the merger agreement, we have accelerated, contingent on the closing of the merger, the vesting of all of the stock options and restricted stock units granted under our 2005 stock incentive plan in February 2010 to each of our non-employee directors.

The surviving corporation will assume, and IBM will cause the surviving corporation to comply with and honor, all rights to indemnification, advancement of expenses and exculpation from liabilities for acts or omissions occurring at or prior to the effective time of the merger existing in favor of our and our subsidiaries’ current or former directors or officers as provided in our and their respective certificates of incorporation or bylaws (or comparable organizational documents) and any indemnification or other agreements as in effect on the date of the merger agreement. We have entered into indemnification agreements with each of our directors and executive officers. Each indemnification agreement provides that we will indemnify the director or executive officer to the fullest extent permitted by law for claims arising in his or her capacity as our director, officer, employee or agent, provided that he or she acted in good faith and in a manner that he or she reasonably believed to be in, or not opposed to, our best interests and, with respect to any criminal proceeding, had no reasonable cause to believe that his or her conduct was unlawful. In the event that we do not assume the defense of a claim against our director or executive officer, we are required to advance his or her expenses in connection with his or her defense, provided that he or she undertakes to repay all amounts advanced if it is ultimately determined that he or she is not entitled to be indemnified by us. In addition, IBM will obtain or will cause to be obtained a “tail” insurance policy with a claims period of six years from the effective time of the merger with respect to directors’ and officers’ liability insurance covering those persons who were, as of the date of the merger agreement, covered by our directors’ and officers’ liability insurance policy, for acts or omissions occurring prior to the effective time of the merger, subject to certain limitations.

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Stockholders Agreement (page 62)

Under a stockholders agreement dated as of August 12, 2010, our chairman and chief executive officer, and certain trusts affiliated with our chairman and chief executive officer, who collectively are the beneficial owners of approximately 20% of the outstanding shares of our common stock as of August 12, 2010, have agreed to vote their Unica shares in favor of adoption of the merger agreement and, until the later of the date of the special meeting of our stockholders called to vote upon the adoption of the merger agreement and 6 months after the date of such stockholders agreement, against any takeover proposal. A copy of the stockholders agreement is attached as Annex B to this proxy statement.

Conditions to the Closing of the Merger (page 58)

Our, IBM’s and merger sub’s obligations to effect the merger are subject to the satisfaction or waiver of the following conditions:

•	the adoption of the merger agreement by our stockholders;

•	the expiration or termination of any waiting period applicable to the merger required under the HSR Act;

•	the receipt of any other approval or the termination or expiration of any waiting period under any other applicable competition, merger control, antitrust or similar law that is applicable to the merger; and

•	the absence of any temporary restraining order, preliminary or permanent injunction, or other judgment, order or decree issued by a court of competent jurisdiction or other legal restraint or prohibition that has the effect of preventing the consummation of the merger.

IBM’s and merger sub’s obligations to effect the merger are further subject to the satisfaction by us or waiver by them of the following conditions:

•	each of our representations and warranties contained in the merger agreement is true and correct, to the extent required under the merger agreement, as of the date of the merger agreement and as of the closing date of the merger, as described below under the heading “The Merger Agreement — Conditions to the Closing of the Merger” beginning on page 58;

•	our performance, in all material respects, of all obligations required to be performed by us under the merger agreement at or prior to the closing date of the merger;

•	the absence of any claim, suit, action or proceeding brought or threatened by a governmental entity:

•	challenging or seeking to restrain or prohibit the consummation of the merger or challenging the merger agreement;

•	seeking to obtain damages from IBM or its subsidiaries that are material, individually or in the aggregate, in relation to the value of Unica and its subsidiaries, taken as a whole;

•	seeking to prohibit or limit in any respect, or place conditions on, the ownership or operation by us, IBM or our or its respective affiliates of all or any portion of the business or assets or any product, or requiring any such party to dispose of, license or hold separate all or any portion of the business or assets or any product of us, IBM or any of our or its subsidiaries;

•	seeking to impose limitations on the ability of IBM or any of its affiliates to acquire or hold, or exercise full rights of ownership of, our common stock or the common stock of the surviving corporation or any of IBM’s subsidiaries;

•	seeking to prohibit IBM or any of its affiliates from effectively controlling any of the business or operations of us or our or IBM’s subsidiaries; or

•	seeking to prevent us or our or IBM’s subsidiaries from operating our or their respective businesses in substantially the same manner as operated by us or them prior to the date of the merger agreement;

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•	the absence of any temporary restraining order, preliminary or permanent injunction or other judgment, order or decree issued by a court of competent jurisdiction that could reasonably be expected to result, directly or indirectly, in any of the effects described in the immediate preceding condition;

•	IBM shall have received evidence, in form and substance reasonably satisfactory to it, that IBM or we have obtained all material consents, approvals, authorizations, qualifications and orders of all governmental entities legally required to effect the merger, and all consents, licenses, approvals and waivers agreed to by us, IBM and merger sub; and

•	a material adverse effect has not occurred with respect to us since the date of the merger agreement.

Our obligations to effect the merger are subject to the further satisfaction by IBM and/or merger sub or waiver by us of the following conditions:

•	each of the representations and warranties of IBM and merger sub contained in the merger agreement is true and correct, to the extent required under the merger agreement, as of the date of the merger agreement and as of the closing date of the merger, as described below under the heading “The Merger Agreement — Conditions to the Closing of the Merger” beginning on page 58; and

•	IBM’s and merger sub’s performance, in all material respects, of all obligations required to be performed by them under the merger agreement at or prior to the closing date of the merger.

No Solicitation of Acquisition Proposals by Unica (page 54)

We have agreed that we will not, and will not authorize or permit any of our subsidiaries to, nor will we authorize or permit any of our or our subsidiaries’ directors, officers or employees or any of our or their investment bankers, attorneys, accountants or other advisors or representatives to, directly or indirectly:

•	solicit, initiate or knowingly encourage, or take any other action to knowingly facilitate, any takeover proposal or any inquiries or the making of any proposal that could reasonably be expected to lead to a takeover proposal (as defined in the merger agreement and described below under the heading “The Merger Agreement — Covenants — Board Recommendation” beginning on page 55); or

•	enter into, continue or otherwise participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, or otherwise cooperate with any person with respect to, any takeover proposal.

Despite these general prohibitions, at any time prior to the adoption of the merger agreement by our stockholders and subject to the conditions described below under the heading “The Merger Agreement — Covenants— No Solicitation of Acquisition Proposals” beginning on page 54, in response to a bona fide written unsolicited takeover proposal that our board determines in good faith is, or could reasonably be expected to lead to, a superior proposal (as defined in the merger agreement and described below under the heading “The Merger Agreement — Covenants — Board Recommendation”) and which did not result from our breach of the merger agreement, we may and may permit and authorize our subsidiaries and our and our subsidiaries’ representatives to:

•	furnish information to a person making such a takeover proposal (and its representatives) pursuant to a confidentiality agreement which contains terms that are no less restrictive than those contained in the confidentiality agreement between us and IBM, provided that all such information has been provided, or is concurrently provided, to IBM; and

•	participate in discussions or negotiations with, and only with, the person making such takeover proposal (and its representatives) regarding such takeover proposal.

Termination of the Merger Agreement (page 59)

The merger agreement may be terminated under the following circumstances:

•	by our, IBM’s and merger sub’s mutual written consent;

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•	by either IBM or us if:

•	the merger is not consummated by the date that is six months from the date of the merger agreement, but this right to terminate the merger agreement will not be available to any party whose action or failure to act has been a principal cause of or resulted in the failure of the merger to occur on or before such date and such action or failure to act constitutes a breach of the merger agreement;

•	any temporary restraining order, preliminary or permanent injunction, or other judgment, order or decree issued by a court of competent jurisdiction or other legal restraint or prohibition having the effect of preventing the consummation of the merger is in effect and has become final and nonappealable; or

•	our stockholders do not adopt the merger agreement at the stockholders meeting (or at any adjournment or postponement thereof) that we have called and held for such purpose;

•	by us if IBM breaches a representation or warranty or fails to perform a covenant or other agreement contained in the merger agreement so that the related closing conditions cannot be satisfied and such breach or failure to perform cannot be cured by IBM or merger sub within 30 business days after such breach or failure to perform, or if such breach or failure to perform is curable by such date, IBM or merger sub, as the case may be, does not commence to cure such breach or failure to perform within 10 business days after receipt of written notice from us and diligently pursue such cure thereafter; or

•	by IBM if:

•	we deliver a notice to IBM that our board of directors has withdrawn or modified its recommendation that the merger agreement or the merger or both are advisable in a manner adverse to IBM or merger sub or such an adverse recommendation change has occurred;

•	we breach a representation or warranty or fail to perform a covenant or other agreement contained in the merger agreement so that the related closing conditions cannot be satisfied and such breach or failure to perform cannot be cured by us within 30 business days after such breach or failure to perform, or if such breach or failure to perform is curable by such date, we do not commence to cure such breach or failure to perform within 10 business days after receipt of written notice from IBM and diligently pursue such cure thereafter; or

•	any legal restraint is in effect and has become final and nonappealable that has one of the effects set forth in the merger agreement and described below under the heading “The Merger Agreement — Termination of the Merger Agreement” beginning on page 59.

Termination Fee and Expenses (page 60)

Each party will generally pay its own fees and expenses in connection with the merger, whether or not the merger is consummated.

We will be required to pay a termination fee of $14.25 million to IBM if:

•	a takeover proposal has been made to us or our stockholders, or any person has announced an intention to make a takeover proposal, or a takeover proposal otherwise becomes known to us or generally known to our stockholders and thereafter:

•	the merger agreement is terminated by either us or IBM because the merger has not been consummated by the date that is six months from the date of the merger agreement or the merger agreement is terminated by either us or IBM because our stockholders did not adopt the merger agreement at the stockholders meeting (or at any adjournment or postponement thereof) that we have called and held for such purpose; and

•	within 12 months after such termination of the merger agreement, either we or one of our subsidiaries enters into an acquisition agreement with respect to any takeover proposal or any takeover proposal is consummated (solely for purposes of this provision, all references to 10% in the definition of

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“takeover proposal,” as described below under the heading “The Merger Agreement — Covenants — Board Recommendation” beginning on page 55, are deemed to be references to 35%); or

•	IBM terminates the merger agreement because we deliver a notice to IBM that our board of directors has withdrawn or modified its recommendation that the merger agreement or the merger or both are advisable in a manner adverse to IBM or merger sub or such an adverse recommendation change has occurred.

Regulatory Matters (page 45)

The HSR Act prohibits us from completing the merger until we have furnished certain information and materials to the Antitrust Division of the Department of Justice and the Federal Trade Commission and the required waiting period has expired or been terminated. Both parties will file the necessary filings promptly following the filing of this proxy statement, and each will request early termination of the waiting period. The merger is also subject to review by the governmental authorities of various other jurisdictions under the antitrust or competition laws of those jurisdictions. We have filed or will file the appropriate notifications in each such jurisdiction and are pursuing the approval of the transaction.

Appraisal Rights (page 38)

Record holders of our common stock as of the record date who do not vote in favor of the merger may elect to pursue their appraisal rights to receive the judicially determined “fair value” of their shares, which could be more or less than, or the same as, the per share merger consideration for the common stock, but only if they comply with the procedures required under Delaware law. For a summary of these Delaware law procedures, see “The Merger — Appraisal Rights” beginning on page 38. An executed proxy that is not marked “AGAINST” or “ABSTAIN” will be voted “FOR” the adoption of the merger agreement and will disqualify the stockholder submitting that proxy from demanding appraisal rights.

A copy of Section 262 of the General Corporation Law of the State of Delaware, or DGCL, is included as Annex D to this proxy statement. Failure to follow the procedures set forth in Section 262 of the DGCL will result in the loss of appraisal rights. We encourage you to read these provisions carefully and in their entirety.

ANY UNICA STOCKHOLDER WHO WISHES TO EXERCISE APPRAISAL RIGHTS OR WHO WISHES TO PRESERVE HIS, HER OR ITS RIGHT TO DO SO SHOULD REVIEW ANNEX D CAREFULLY AND SHOULD CONSULT HIS, HER OR ITS LEGAL ADVISOR, SINCE FAILURE TO TIMELY AND FULLY COMPLY WITH THE PROCEDURES SET FORTH THEREIN WILL RESULT IN THE LOSS OF SUCH RIGHTS.

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MARKET PRICES AND DIVIDEND DATA

Our common stock is listed on The NASDAQ Global Market under the symbol “UNCA.” This table shows, for the periods indicated, the range of intraday high and low per share sales prices for our common stock as reported on The NASDAQ Global Market.

	Fiscal Quarters
	First	Second	Third	Fourth

Fiscal Year 2010 (Through , 2010)
High	$8.13	$9.71	$11.00	$	[ ]
Low	$6.18	$7.30	$7.15	$	[ ]
Fiscal Year 2009
High	$8.85	$6.15	$5.71		$8.25
Low	$3.06	$3.85	$4.26		$5.00
Fiscal Year 2008
High	$13.01	$9.58	$8.69		$9.35
Low	$8.37	$6.15	$6.20		$7.31

The following table sets forth the closing price per share of our common stock, as reported on The NASDAQ Global Market on August 12, 2010, the last full trading day before the public announcement of the merger, and on [          ], 2010, the latest practicable trading day before the printing of this proxy statement:

Common Stock
Closing Price

August 12, 2010	$9.55
[ ], 2010	$

You are encouraged to obtain current market quotations for our common stock in connection with voting your shares of common stock. If the merger is consummated, there will be no further market for our common stock and our common stock will be delisted from The NASDAQ Global Market and deregistered under the Securities Exchange Act.

Dividends

We did not declare or pay any cash dividends on our common stock during the three most recent fiscal years. In the event that the merger is not consummated, we would expect to retain earnings, if any, to fund the development and growth of our business and would not anticipate paying cash dividends on our common stock in the foreseeable future. In such event, our payment of any future dividends would be at the discretion of our board of directors after taking into account various factors, including our financial condition, operating results, cash needs and growth plans.

THE SPECIAL MEETING

The enclosed proxy is solicited on behalf of the board of directors of Unica for use at the special meeting of stockholders or at any adjournment or postponement thereof.

Date, Time and Place

We will hold the special meeting at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, at 10:00 a.m., local time, on [          ], 2010.

Purpose of the Special Meeting

At the special meeting, we will ask the holders of our common stock to adopt the merger agreement, as it may be amended from time to time, and, if there are not sufficient votes in favor of adoption of the merger

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agreement, to adjourn the special meeting to a later date, if necessary or appropriate, to solicit additional proxies.

Record Date; Shares Entitled to Vote; Quorum

Only holders of record of our common stock at the close of business on [          ], 2010, the record date, are entitled to notice of, and to vote at, the special meeting. On the record date, [          ] shares of our common stock were issued and outstanding and held by approximately [          ] holders of record. Holders of record of our common stock on the record date are entitled to one vote per share at the special meeting on the proposal to adopt the merger agreement and the proposal to adjourn the special meeting to a later date, if necessary or appropriate, to solicit additional proxies.

A quorum of stockholders is necessary to hold a valid special meeting. Under our by-laws, a quorum is present at a meeting if the holders of a majority in voting power of the shares of our common stock issued and outstanding and entitled vote at the meeting are present in person or represented by proxy. In the event that a quorum is not present at the special meeting, it is expected that the meeting will be adjourned to solicit additional proxies. For purposes of determining the presence of a quorum, abstentions will be counted as shares present and broker non-votes (where a broker or nominee does not exercise discretionary authority to vote on a matter), if any, will also be counted as shares present. If a quorum is not present at the special meeting, then the special meeting may be adjourned with the affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote on such matter. For purposes of such vote with respect to adjournment, abstentions will have the same effect as a vote against such matter, but broker non-votes will have no effect on such matter.

Vote Required

The adoption of the merger agreement requires the affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote at the special meeting. Adoption of the merger agreement is a condition to the closing of the merger.

Approval of the proposal to adjourn the special meeting to a later date, if necessary or appropriate, in order to solicit additional proxies from our stockholders requires the affirmative vote of the holders of a majority in voting power of the shares of our common stock present or represented by proxy at the special meeting and voting on such matter, provided that a quorum is present.

Voting by Unica Directors and Executive Officers

Under a stockholders agreement dated as of August 12, 2010, our chairman and chief executive officer, and certain trusts affiliated with our chairman and chief executive officer, who collectively are the beneficial owners of approximately 20% of the outstanding shares of our common stock as of August 12, 2010, have agreed to vote their Unica shares in favor of adoption of the merger agreement.

At the close of business on the record date, our directors and executive officers (other than our chairman and chief executive officer) and their affiliates owned and were entitled to vote shares of our common stock, which represented approximately [     ]% of the shares of our outstanding common stock on that date. We expect that these directors and executive officers will vote all of their shares of our common stock “FOR” adoption of the merger agreement and “FOR” the proposal to adjourn the special meeting to a later date, if necessary or appropriate, to solicit additional proxies.

Voting of Proxies

If your shares are registered in your name, you may cause your shares to be voted at the special meeting by returning a signed proxy card or voting in person at the meeting. Additionally, you may submit a proxy authorizing the voting of your shares via the Internet at www.voteproxies.com or by telephone by calling 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries. You must

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have the enclosed proxy card available, and follow the instructions on the proxy card, in order to submit a proxy via the Internet or telephone.

If your shares are registered in your name and you plan to attend the special meeting and wish to vote in person, you will be given a ballot at the meeting. If your shares are registered in your name, you are encouraged to submit a proxy even if you plan to attend the special meeting in person.

Voting instructions are included on your proxy card. All shares represented by properly executed proxies received in time for the special meeting will be voted at the special meeting in accordance with the instructions of the stockholder. Properly executed proxies that do not contain voting instructions will be voted “FOR” the adoption of the merger agreement and “FOR” the proposal to adjourn the special meeting to a later date, if necessary or appropriate, to solicit additional proxies, provided that no proxy that is specifically marked “AGAINST” the proposal to adopt the merger agreement will be voted “FOR” the adjournment proposal unless it is specifically marked “FOR” the adjournment proposal.

If your shares are held in “street name” through a broker or other nominee, you may provide voting instructions by completing and returning the voting form provided by your broker or nominee or via the Internet or by telephone through your broker or nominee, if such a service is provided. To provide voting instructions via the Internet or telephone, you should follow the instructions on the voting form provided by your broker or nominee. If you plan to attend the special meeting, you will need a proxy from your broker or nominee in order to be given a ballot to vote the shares. If you do not return your broker’s or nominee’s voting form, provide voting instructions via the Internet or telephone through your broker or nominee, if possible, or attend the special meeting and vote in person with a proxy from your broker or nominee, it will have the same effect as if you voted “AGAINST” the adoption of the merger agreement.

Revocability of Proxies

Any proxy you give pursuant to this solicitation may be revoked by you at any time before it is voted. Proxies may be revoked as follows:

If you have sent a proxy directly to Unica, you may revoke it by:

•	delivering to our corporate secretary at our corporate offices at Unica Corporation, Reservoir Place North, 170 Tracer Lane, Waltham, Massachusetts 02451-1379, or by fax to the attention of Jason W. Joseph, Vice President, General Counsel & Secretary, at (781) 207-5834, on or before the business day prior to the special meeting, a written revocation of the proxy or a later dated, signed proxy card;

•	delivering a new, later dated proxy by telephone or via the Internet until immediately prior to the special meeting;

•	delivering a written revocation or a later dated, signed proxy card to us at the special meeting prior to the taking of the vote on the matters to be considered at the special meeting; or

•	attending the special meeting and voting in person.

If you have instructed a broker or nominee to vote your shares, you may revoke your proxy only by following the directions received from your broker or nominee to change those instructions.

Revocation of a proxy will not affect any vote taken prior to revocation. Attendance at the special meeting will not in itself constitute the revocation of a proxy; you must vote in person at the special meeting to revoke a previously delivered proxy.

Board of Directors’ Recommendations

Our board of directors has unanimously approved the merger agreement and determined that the merger agreement and the merger are fair to and advisable and in the best interests of Unica and its stockholders. Our board of directors unanimously recommends that Unica stockholders vote “FOR” the proposal to adopt the merger agreement and also unanimously recommends that stockholders vote “FOR” the proposal to adjourn the special meeting to a later date, if necessary or appropriate, to permit the solicitation of

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additional proxies in the event there are not sufficient votes in favor of adoption of the merger agreement at the time of the special meeting.

Abstentions and Broker Non-Votes

Stockholders that abstain from voting on a particular matter and shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter will not be counted as votes in favor of such matter. For purposes of determining the presence of a quorum, abstentions will be counted as shares present and broker non-votes (where a broker or nominee does not exercise discretionary authority to vote on a matter), if any, will also be counted as shares present. Abstentions and broker non-votes will have the same effect as votes against the adoption of the merger agreement and will have no effect on the proposal to adjourn the special meeting to a later date, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes in favor of adoption of the merger agreement at the time of the special meeting, provided that a quorum is present.

Solicitation of Proxies

The expense of soliciting proxies in the enclosed form will be borne by Unica. We may reimburse brokers, banks and other custodians, nominees and fiduciaries representing beneficial owners of shares for their expenses in forwarding soliciting materials to such beneficial owners. Proxies may be solicited by certain of our directors, officers and employees, personally or by telephone, facsimile or other means of communication. No additional compensation will be paid for such services.

Stockholder List

A list of our stockholders entitled to vote at the special meeting will be available for examination by any Unica stockholder at the special meeting. For ten days prior to the special meeting, this stockholder list will be available for inspection by any stockholder for any purpose germane to the special meeting during ordinary business hours at our corporate offices located at Unica Corporation, Reservoir Place North, 170 Tracer Lane, Waltham, Massachusetts 02451-1379.

THE COMPANIES

Unica Corporation

Unica Corporation is a global provider of enterprise marketing management, or EMM, software designed to help businesses increase their revenues and improve the efficiency and measurability of their marketing operations. Focused exclusively on the needs of marketers, Unica’s software delivers key capabilities to track and analyze online and offline customer behavior, generate demand and manage marketing processes, resources and assets. Unica’s software streamlines the entire marketing process for relationship, brand and Internet marketing — from analysis and planning, to budgeting, production management, execution and measurement. As the most comprehensive EMM suite on the market, Unica’s suite of products delivers a marketing “system of record” — a dedicated solution through which marketers capture, record and easily manage marketing activity, information and assets, rapidly design campaigns, and report on performance.

Unica was incorporated in December 1992 in Massachusetts and reincorporated in Delaware in June 2003 and its principal executive offices are located at Reservoir Place North, 170 Tracer Lane, Waltham, Massachusetts 02451-1379. Unica’s website is located at http://www.unica.com. Additional information regarding Unica is contained in our filings with the Securities and Exchange Commission. See “Where You Can Find More Information” beginning on page 66.

International Business Machines Corporation

IBM, a New York corporation, creates business value for clients and solves business problems through integrated solutions that leverage information technology and deep knowledge of business processes. IBM

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solutions typically create value by reducing a client’s operational costs or by enabling new capabilities that generate revenue. These solutions draw from an industry leading portfolio of consulting, delivery and implementation services, enterprise software, systems and financing.

IBM’s principal executive offices are located at New Orchard Road, Armonk, New York 10504 and its telephone number is (914) 499-1900. Additional information regarding IBM is contained in IBM’s filings with the Securities and Exchange Commission. See “Where You Can Find More Information” beginning on page 66.

Amaroo Acquisition Corp.

Amaroo Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of IBM, was organized solely for the purpose of entering into the merger agreement and completing the merger and the other transactions contemplated by the merger agreement. Merger sub’s principal executive offices are located at New Orchard Road, Armonk, New York, 10504 and its telephone number is (914) 499-1900. Merger sub has not conducted any business operations other than in connection with the transactions contemplated by the merger agreement.

Upon consummation of the merger, merger sub will cease to exist and Unica will continue as the surviving corporation.

THE MERGER

The following discussion summarizes the material terms of the merger. We urge you to read carefully the merger agreement, which is attached as Annex A to this proxy statement.

Background to the Merger

We have had a commercial relationship with IBM for over five years. Commencing in December 2009, we and IBM had conversations from time to time with respect to strengthening our commercial relationship, including by integrating certain of our products with certain products of IBM.

On February 5, 2010, Mr. Yuchun Lee, our Chief Executive Officer, received a telephone call from Mr. Craig Hayman, General Manager, Application & Integration Middleware, of IBM. During the call, Mr. Hayman stated that IBM was interested in exploring ways for IBM to strengthen its commercial relationship with us.

On February 18, 2010, Mr. Lee met with Mr. Hayman and Mr. Archie Colburn, Managing Director of Corporate Development for IBM, at our offices. Messrs. Hayman and Colburn discussed various possible commercial relationships, including a possible business combination.

On March 5, 2010, Mr. Colburn called Mr. Lee and suggested that we consider a possible business combination with IBM.

On March 8, 2010, following up on previous discussions that had taken place from time to time since 2006 regarding possible commercial relationships, representatives of Unica and Company X met to explore a commercial relationship. During this meeting, Company X raised the possibility of considering an acquisition of Unica and suggested that a meeting between the chief executive officers of the two companies be scheduled to further explore possible commercial relationships.

On March 9, 2010, Mr. Lee informed Mr. Ain, the lead director of our board of directors, of the possible interest of IBM and Company X in a potential acquisition of Unica.

On March 22, 2010, representatives of Deutsche Bank, the financial advisor to IBM, met with Mr. Lee and discussed our financial performance and generally how we and IBM valued our business.

On March 30, 2010, Mr. Colburn called Mr. Lee and communicated that IBM would be interested in acquiring Unica for $17 per share in cash.

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On April 1, 2010, at an informational meeting of our board of directors, Mr. Lee communicated to the directors the offer of IBM. It was the consensus of the directors that we should engage a financial advisor to assist in the evaluation of IBM’s offer.

From April 9 to April 12, 2010, we interviewed prospective financial advisors and discussed the results of the interviews with Mr. Ain, our lead director.

On April 13, 2010, at an informational meeting of our board of directors, Mr. Lee updated the directors as to the interviews with prospective financial advisors and the board of directors determined to engage Jefferies as financial advisor.

On April 14, 2010, we engaged Jefferies as our financial advisor.

On April 23, 2010, our board of directors held a meeting at which the directors discussed the $17 per share verbal offer made by IBM to acquire Unica. Representatives of WilmerHale, our legal counsel, reviewed for the directors their fiduciary responsibilities. Representatives of Jefferies provided their views regarding the offer. The board discussed various sales processes that might be followed if the board were to determine that it was advisable to pursue a sale of Unica. The board determined not to pursue a sale of Unica at the $17 per share price proposed by IBM and instructed Jefferies to communicate to IBM that it would be willing to engage in further discussions with IBM only if IBM were to increase its price to a level that the board determined would merit further consideration. The board also determined to establish a special committee comprised of Messrs. Aron Ain (Chairman), Robert Schechter and Gary Haroian with the power and authority to monitor and direct the processes and procedures related to the review and evaluation of any strategic transaction, including a possible sale of Unica.

On April 27, 2010, representatives of Jefferies communicated to Mr. Colburn of IBM and Deutsche Bank that the $17 price proposed by IBM was not acceptable to our board of directors.

From April 27 to May 18, 2010, representatives of Jefferies and representatives of Deutsche Bank met from time to time (either in person or by phone) to discuss the valuation of Unica. During this same period, Mr. Lee and Mr. Colburn continued to discuss the possible acquisition of Unica by IBM.

On May 7, 2010, representatives of Jefferies met with Mr. Colburn in IBM’s offices to discuss their valuation analysis of Unica.

On May 13, 2010, at a regularly scheduled meeting of our board of directors, there was discussion regarding the possible sale of Unica.

On May 19, 2010, we received a letter from IBM in which IBM offered to acquire us at a price of $19 per share, subject to our granting to IBM exclusivity for a period of time during which we would not be able to discuss an acquisition with any other party.

On May 20, 2010, the special committee met to discuss the increased offer from IBM. Representatives of Jefferies and WilmerHale participated in the meeting. The special committee determined that they would need further time to evaluate the offer and scheduled a follow-up meeting for May 24, 2010.

On May 24, 2010, the special committee met to further review the increased offer by IBM. Representatives of Jefferies reviewed the increased offer. The special committee, after discussion, instructed Mr. Lee to contact representatives of IBM and explore IBM’s willingness to increase its acquisition price.

On May 24, 2010, following the special committee meeting, Mr. Lee called Mr. Colburn and discussed IBM’s willingness to increase its offer price. Mr. Colburn declined to increase the offer price.

On May 25, 2010, at a meeting of the special committee, Mr. Lee updated the special committee as to his conversations with Mr. Colburn. A representative of WilmerHale reviewed for the special committee the board’s fiduciary responsibilities, and discussed different approaches that might be followed if the board were ultimately to determine to pursue a sale of Unica. The committee instructed Mr. Lee to contact IBM, and Jefferies to contact Deutsche Bank, to communicate the need for IBM to increase its price. The committee

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also scheduled a meeting for later that day to consider the results of the discussions between representatives of Unica and IBM.

Subsequently, on May 25, 2010, Mr. Lee communicated to Mr. Colburn the need for IBM to increase its price in order for the board to consider the possible sale of Unica. Mr. Colburn again declined to increase the offer price.

Later on May 25, at a meeting of the special committee, Mr. Lee and representatives of Jefferies both reported that IBM and Deutsche Bank had each confirmed that IBM was not willing to increase its $19 per share offer. Representatives of Jefferies presented their view regarding the offer. After discussion, the special committee determined to recommend that the board of directors reject the $19 per share offer by IBM, as well as its request for exclusivity.

On May 25, 2010, Mr. Lee had dinner with the chief executive officer of Company X to explore possible commercial relationships. At the dinner, Company X expressed general interest in considering a possible acquisition of Unica; there was no discussion as to the price at which Company X might be interested.

On May 27, 2010, at a meeting of our board of directors, Mr. Lee and members of the special committee reviewed for the board the events that had taken place since the last meeting of the board of directors. A representative of WilmerHale reviewed for the board their fiduciary responsibilities. Representatives of Jefferies reviewed the $19 per share offer. Representatives of Jefferies also reviewed other potentially interested buyers of Unica, including Company X and Company Y, which had in 2009 expressed general interest in considering an acquisition of Unica. The directors concluded that, given the inadequacy of the price proposed by IBM and the risk of potential harm to the business that might result if the possibility of an acquisition became known to customers or competitors, potentially interested parties should not yet be approached and that the issue would be reconsidered if and when we were to receive an offer from IBM at a price that the board of directors viewed as sufficient to warrant exploration of possible alternatives. The board determined to reject the $19 per share offer made by IBM on May 19, 2010 as well as IBM’s request for exclusivity and directed representatives of Jefferies to communicate that decision to representatives of Deutsche Bank.

On May 27, 2010, representatives of Jefferies communicated to representatives of Deutsche Bank the decision of the board to not accept IBM’s $19 per share offer.

From May 27 to June 16, there were from time to time discussions between representatives of Jefferies and Deutsche Bank as to the acquisition price.

On June 16, 2010, Mr. Colburn called Mr. Lee and communicated that IBM would be willing to increase its offer price to $20 per share. We then received a letter from IBM in which IBM offered to acquire us at a price of $20 per share, subject to a grant of exclusivity for a period of time.

On June 17, 2010, at a meeting of the special committee, the increased offer by IBM was discussed. Representatives of Jefferies and Mr. Lee reviewed the increased offer. The directors then discussed whether, in light of the revised offer, we should approach other potentially interested acquirors. Representatives of Jefferies reviewed other potentially interested acquirors. A representative of WilmerHale reviewed the board’s fiduciary duties, as well as the types of “deal protection” provisions that would likely be included in any definitive merger agreement. The committee reviewed, for each identified potentially interested acquiror, the potential strategic fit, financial capability, acquisition history and likelihood that it would be willing or able to offer a price higher than that offered by IBM. The committee also discussed the potential harm that could be inflicted on its business if the possibility of an acquisition of Unica became public or otherwise known to customers and competitors. The committee requested that Jefferies contact Company X and Company Y with respect to their interest in a possible acquisition of Unica. The committee determined that no other parties should be contacted at that time in view of its assessment that it was unlikely that any of them would make a higher offer and that such contacts would create potential risk to our business.

On June 17, 2010, representatives of Jefferies contacted Company X and Company Y and inquired as to their possible interest in acquiring Unica.

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On June 21, 2010, at a meeting of the special committee, the committee again considered the increased offer by IBM, as well as the inquiries made by Jefferies. Representatives of Jefferies reported that Company Y had responded that it was not interested in considering an acquisition at the price level provided by Jefferies and that Company X had responded that it was not in a position to initiate a process to consider an acquisition of Unica. Representatives of Jefferies again reviewed, and the committee discussed, other potential acquirors. The committee also discussed the request by IBM for a period of exclusivity during which we would not be able to discuss an acquisition with any third party. The committee directed Jefferies to seek an improved offer from IBM before it would consider any grant of exclusivity.

On June 22, 2010, representatives of Jefferies called Mr. Colburn to discuss the need for IBM to increase its price in order for the board to consider exclusivity.

On June 22, 2010, IBM submitted a revised offer for the purchase of Unica at a price of $21 per share, subject to a grant of exclusivity by that evening.

On June 22, 2010, at a meeting of our board of directors, the directors considered the increased $21 per share offer by IBM. Representatives of WilmerHale reviewed the board’s fiduciary duties in connection with the possible sale of Unica. Jefferies presented its preliminary financial analyses of the increased offer made by IBM. Representatives of Jefferies also reviewed the likely level of interest of other potential acquirors, as well as the previous discussions with Company X and Company Y. After consideration of the alternatives, it was the consensus of the board that we should seek to negotiate a definitive merger agreement with IBM at the $21 per share price. The board then discussed the grant of exclusivity required by IBM as a condition to its offer. Representatives of WilmerHale then discussed the types of provisions likely to be included in any definitive merger agreement that relate to our ability to respond to a superior acquisition proposal. It was the consensus of the board that, under the circumstances, it would be in the best interests of stockholders to grant the exclusivity required by IBM as a condition to its $21 per share offer.

On June 22, 2010, we and IBM entered into an agreement under which we agreed to grant exclusivity to IBM until August 20, 2010, subject to earlier termination after August 6 if IBM were to reduce its offer below $21 per share.

On June 30, 2010, we and IBM entered into a new confidentiality agreement with respect to the proposed transaction.

In early July 2010, representatives of IBM began their due diligence review of Unica, including a review of an electronic data room of documents established by us.

On July 16, 2010, Cravath Swaine & Moore LLP, legal counsel to IBM, sent to WilmerHale an initial draft of a definitive merger agreement.

During the second half of July and early August, 2010, IBM conducted its legal, financial and business due diligence, and we and IBM, and our respective legal counsel, negotiated the terms of a definitive merger agreement, the stockholders agreement and the offer letters.

On August 9, 2010, at a meeting of the special committee, the committee reviewed the status of the negotiations of the definitive merger agreement, and related stockholders agreement. Representatives of WilmerHale reviewed the terms of the proposed agreements, including, in particular, the provisions relating to our ability to respond to, and ultimately accept, a superior acquisition proposal and the termination fee payable by us if our board were to withdraw its recommendation of the merger. The committee also reviewed the terms of the proposed retention agreements with certain members of management.

On August 11, 2010, at a meeting of our board of directors, the directors considered the proposed merger agreement with IBM. Representatives of Jefferies presented to the board of directors its financial analyses of the proposed merger. Representatives of WilmerHale and Morris, Nichols, Arsht & Tunnell LLP, our Delaware counsel, reviewed, and discussed with the directors, the terms of the merger agreement and stockholders agreement and their impact on any potential future transaction. The board then reviewed with representatives of Jefferies each of the other companies that had been contacted, or had expressed possible interest in an acquisition, prior to the grant of exclusivity to IBM, and the consequences of allowing exclusivity to expire,

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and the board concluded that it would not be advisable to allow that exclusivity to expire and re-contact any such parties. The directors also reviewed the terms of the proposed retention agreements with certain members of management.

On August 12, 2010, our board of directors met to consider and vote upon the merger agreement with IBM, which had been previously distributed to them. Representatives of Jefferies presented updated financial analyses to the board of directors and then rendered to the board of directors its oral opinion, subsequently confirmed in writing, that, as of August 12, 2010, and subject to the factors and assumptions set forth in the opinion, the $21 per share to be paid to the holders of shares of Unica common stock pursuant to the merger agreement was fair from a financial point of view to such holders. The full text of the opinion of Jefferies, dated as of August 12, 2010, which sets forth, among other things, the assumptions made, procedures followed, matters considered and limitations of the review undertaken by Jefferies in connection with such opinion, is attached hereto as Annex C. Following such presentation and after further review and discussion, our board of directors resolved to approve the merger agreement and related matters and resolved to recommend that our stockholders adopt the merger agreement, which is attached hereto as Annex A.

Following the adjournment of the meeting of our board of directors on August 12, 2010, the parties signed the merger agreement. The signing of the merger agreement was publicly announced on August 13, 2010, prior to the opening of trading of our common stock on the Nasdaq Global Select Market.

Recommendation of Unica’s Board of Directors and Reasons for the Merger

At a meeting of our board of directors on August 12, 2010, our board of directors unanimously determined that the merger agreement and the merger are fair to and advisable and in the best interests of Unica and its stockholders. Our board of directors unanimously approved the merger agreement. Our board of directors unanimously recommends that you vote “FOR” the adoption of the merger agreement and “FOR” the proposal to adjourn the special meeting to a later date, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes in favor of adoption of the merger agreement at the time of the special meeting.

In the course of reaching its decision to approve the merger agreement, to declare that the merger agreement and the merger are fair to and advisable and in the best interests of Unica and its stockholders and to recommend that Unica’s stockholders vote to adopt the merger agreement, our board of directors consulted with our senior management and our financial advisor Jefferies & Company, Inc. Our board of directors also consulted with outside legal counsel regarding its fiduciary duties and the terms of the merger agreement, the stockholders agreement and related matters. The following discussion includes the material reasons and factors considered by our board of directors in making its recommendation, but is not, and is not intended to be, exhaustive:

Merger Consideration.  Our board of directors considered the following with respect to the merger consideration to be received by Unica’s stockholders:

•	that stockholders will be entitled to receive merger consideration of $21.00 per share in cash upon the closing of the merger, providing liquidity and certainty of value as compared to the uncertain future long-term value to stockholders that might or might not be realized if we remained independent;

•	the fact that the $21.00 per share value of the cash merger consideration exceeded the highest historical trading price of $17.98 per share, represents a 158.9% and 94.8% premium, respectively, over the average closing price of our common stock on The NASDAQ Global Market over the 90 and 60 trading day periods ending on August 12, 2010 (the last trading day prior to our board of directors’ approval of the merger agreement) and represents a 119.9% premium over the closing price of our common stock on The NASDAQ Global Market on August 12, 2010 (the last trading day prior to our board of directors’ approval of the merger agreement), and the levels of those premiums as compared to the premiums in other comparable merger transactions;

•	the then current financial market conditions and the recent and historical market prices of our common stock, including the market price performance of our common stock relative to those of other industry

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participants since our initial public offering in August 2005 and over the last 12 months. See “Market Prices and Dividend Data” for information about our common stock prices since October 1, 2007; and

•	the determination, based on discussions with management and our financial advisor, that IBM was the party most likely to have the most interest in acquiring us at the highest price.

Prospects in Remaining Independent.  Our board of directors considered the possibility of continuing to operate Unica as an independent public company, including the perceived risks and uncertainties of remaining an independent public company. In considering the alternative of pursuing growth as an independent company, our board of directors considered the following factors:

•	increased competition, especially from competitors with greater name recognition, more resources, financial and otherwise, and broader product offerings than Unica; and

•	the difficulty for Unica, as an independent company, to expand its reach into new regions and markets where it does not have a presence.

Potential Alternative Acquisition by IBM.  Our board of directors considered the possibility that, if we were not to combine with IBM at this time, IBM would acquire another company in the industry and, in such event, there would be less likelihood that IBM would be an interested acquirer of us in the future.

Opinion of Jefferies.  Our board of directors considered the financial analysis presented by representatives of Jefferies, as well as the opinion of Jefferies to our board of directors that, as of August 12, 2010 and based upon and subject to the factors and assumptions set forth in such opinion, the $21.00 per share in cash to be paid to the holders of shares of Unica common stock pursuant to the merger agreement was fair, from a financial point of view, to such holders, as more fully described in the section entitled “— Opinion of Unica’s Financial Advisor” beginning on page 23.

Financial Forecasts.  Our board of directors considered the financial forecasts prepared by Unica’s management and summarized below under “— Financial Forecasts” beginning on page 30. These financial forecasts were also provided to Jefferies for purposes of the opinion described in the preceding paragraph.

Terms of the Merger Agreement.  Our board of directors considered the terms and conditions of the merger agreement and the course of negotiations thereof, including:

•	the conditions to IBM’s obligation to complete the merger, including the absence of a financing condition, the absence of a need for a vote of IBM’s stockholders, and the ability of IBM to terminate the merger agreement under certain specified circumstances;

•	the structure of the transaction as a merger, requiring approval by our stockholders, which would provide a period of time prior to the closing of the merger during which an unsolicited superior proposal could be made;

•	our ability, under certain circumstances, to furnish information to and conduct negotiations with a third party, if our board of directors determines in good faith that the third party has made a takeover proposal that is, or could reasonably be expected to lead to, a superior proposal;

•	the ability of our board of directors, in connection with a superior proposal and under certain other circumstances, to change its recommendation that our stockholders adopt the merger agreement if our board of directors determines in good faith, after consultation with its outside counsel and a financial advisor of nationally recognized reputation, that the failure to do so is reasonably likely to result in a breach of its fiduciary duties to our stockholders;

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•	the requirement that we pay to IBM a termination fee of $14.25 million if the merger agreement is terminated under certain specified circumstances;

•	the belief of our board of directors that, based upon information provided by Unica’s legal counsel and financial advisor, the termination fee would not preclude or substantially impede a possible superior proposal; and

•	that Unica’s stockholders will be entitled to appraisal rights under Delaware law.

In the course of its deliberations, our board of directors also considered a variety of risks and factors weighing against the merger, including:

Risks of Announcement and Closing.  Our board of directors considered:

•	the risks and contingencies related to the announcement and pendency of the merger, including the impact on our employees and our relationships with existing and prospective customers, suppliers and business partners, as well as other third parties;

•	the conditions to IBM’s obligation to complete the merger and the right of IBM to terminate the merger agreement under certain specified circumstances;

•	the risks of a delay in receiving, or a failure to receive, the necessary antitrust approvals and clearances to complete the merger; and

•	the risks and costs to Unica if the merger is not completed, including the diversion of management and employee attention, potential employee attrition, the potential impact on our stock price and the effect on our business relationships.

Limitations on Unica’s Business.  Our board of directors considered the potential limitations on Unica’s pursuit of business opportunities due to pre-closing covenants in the merger agreement whereby Unica agreed that it will carry on its business in the ordinary course of business consistent with past practice, and subject to specified exceptions, will not take certain actions related to the conduct of its business without the prior written consent of IBM.

Solicitation of Interest.  Following receipt of proposed terms for the merger from IBM, our board of directors, with the assistance of Jefferies, considered other potential acquirers and solicited interest from other parties that might be potentially interested in a business combination with Unica.

Cash Transaction.  Our board of directors considered that the merger consideration is cash and, as a result, our stockholders will forego any potential future increase in our value that might result from our possible growth, and that income realized as a result of the merger generally will be taxable to our stockholders.

Stockholder Vote.  Our board of directors considered the requirement that the merger agreement obligates Unica to submit the merger agreement for adoption by Unica’s stockholders even if our board of directors withdraws its recommendation to our stockholders to adopt the merger agreement.

Stockholders Agreement.  Our board of directors considered that our chairman and chief executive officer, and certain trusts affiliated with our chairman and chief executive officer, who collectively beneficially own shares that represent approximately 20% of the outstanding shares of our common stock as of August 12, 2010, would be entering into a stockholders agreement, which contains an agreement by them to vote in favor of adoption of the merger agreement and against any other takeover proposal.

Termination Fee and Other Alternative Acquirers.  Our board of directors considered the possibility that the $14.25 million termination fee payable to IBM under the circumstances set forth in the merger agreement might discourage a competing proposal to acquire Unica or reduce the price of any such proposal.

Interests of Directors and Officers.  Our board of directors considered the interests that certain of our directors and executive officers may have with respect to the merger in addition to their interests as Unica

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stockholders generally, as described in “— Interests of Unica’s Executive Officers and Directors in the Merger” on page 32.

The foregoing discussion is not intended to be exhaustive, but we believe it addresses the material information and principal factors considered by our board of directors in its consideration of the merger.

In light of the variety of factors considered in connection with its evaluation of the merger and the complexity of these matters, our board of directors did not find it practicable to, and did not, quantify or otherwise attempt to assign relative weights to the various factors considered in reaching its determination, and individual directors may have given different weight to different factors. In addition, our board of directors did not reach any specific conclusion with respect to any of the factors or reasons considered. Instead, our board of directors conducted an overall analysis of the factors and reasons described above and determined that, in the aggregate, the potential benefits considered outweighed the potential risks or possible negative consequences of approving the merger agreement and accordingly recommends that our stockholders vote “FOR” the adoption of the merger agreement.

Opinion of Unica’s Financial Advisor

Unica retained Jefferies to act as a financial advisor to Unica in connection with the merger and to render to the Unica board of directors an opinion as to the fairness to the holders of Unica common stock of the consideration of $21.00 per share in cash to be received by such holders. At the meeting of the Unica board of directors on August 12, 2010, Jefferies rendered its oral opinion to the Unica board of directors, subsequently confirmed in writing, to the effect that, as of August 12, 2010 and based upon and subject to the various considerations set forth in its opinion, the consideration of $21.00 per share in cash to be received by holders of Unica common stock pursuant to the merger agreement was fair, from a financial point of view, to such holders.

The full text of the written opinion of Jefferies, dated as of August 12, 2010, is attached hereto as Annex C. Jefferies’ opinion sets forth, among other things, the assumptions made, procedures followed, matters considered and limitations on the scope of the review undertaken by Jefferies in rendering its opinion. Unica encourages its stockholders to read Jefferies’ opinion carefully and in its entirety. Jefferies’ opinion was directed to the Unica board of directors and addresses only the fairness from a financial point of view of the consideration of $21.00 per share of Unica common stock, as of the date of the opinion. It does not address any other aspects of the merger and does not constitute a recommendation as to how any holder of Unica common stock should vote on the merger or any matter related thereto. The summary of the opinion of Jefferies set forth below is qualified in its entirety by reference to the full text of the opinion.

In arriving at its opinion, Jefferies, among other things:

•	reviewed a draft dated August 11, 2010 of the merger agreement,

•	reviewed certain publicly available financial and other information about Unica,

•	reviewed certain information furnished to Jefferies by Unica’s management, including financial forecasts and analyses, relating to the business, operations and prospects of Unica,

•	held discussions with members of senior management of Unica concerning the matters described in the prior two bullet points,

•	reviewed the share trading price history and valuation multiples for the Unica common stock and compared them with those of certain publicly traded companies that Jefferies deemed relevant,

•	compared the proposed financial terms of the merger with the financial terms of certain other transactions that Jefferies deemed relevant, and

•	conducted such other financial studies, analyses and investigations as Jefferies deemed appropriate.

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In Jefferies’ review and analysis and in rendering its opinion, Jefferies assumed and relied upon, but did not assume any responsibility to independently investigate or verify, the accuracy and completeness of all financial and other information that was supplied or otherwise made available by Unica to it or that was publicly available (including, without limitation, the information described above), or that was otherwise reviewed by it. In its review, Jefferies relied on assurances of the management of Unica that management was not aware of any facts or circumstances that would make such information inaccurate or misleading. In its review, Jefferies did not obtain any independent evaluation or appraisal of any of the assets or liabilities of, nor did Jefferies conduct a physical inspection of any of the properties or facilities of, Unica. Jefferies was not furnished with any such evaluations or appraisals of such physical inspections and did not assume any responsibility to obtain any such evaluations or appraisals.

With respect to the financial forecasts provided to and examined by Jefferies, Jefferies’ opinion noted that projecting future results of any company is inherently subject to uncertainty. Unica informed Jefferies, however, and Jefferies assumed, that such financial forecasts were reasonably prepared on bases reflecting the then best currently available estimates and good faith judgments of the management of Unica as to the future financial performance of Unica. Jefferies expressed no opinion as to Unica’s financial forecasts or the assumptions on which they were made.

Jefferies’ opinion was based on economic, monetary, regulatory, market and other conditions existing and which could be evaluated as of the date of its opinion. Jefferies expressly disclaimed any undertaking or obligation to advise any person of any change in any fact or matter affecting Jefferies’ opinion of which Jefferies became aware after the date of its opinion.

Jefferies made no independent investigation of any legal or accounting matters affecting Unica, and Jefferies assumed the correctness in all respects material to Jefferies’ analysis of all legal and accounting advice given to Unica and its board of directors, including, without limitation, advice as to the legal, accounting and tax consequences of the terms of, and transactions contemplated by, the merger agreement to Unica and its stockholders. In addition, in preparing its opinion, Jefferies did not take into account any tax consequences of the transaction to any holder of Unica common stock. In rendering its opinion, Jefferies assumed that the final form of the merger agreement would be substantially similar to the last draft reviewed by it. Jefferies also assumed that in the course of obtaining the necessary regulatory or third party approvals, consents and releases for the merger, no delay, limitation, restriction or condition would be imposed that would have an adverse effect on Unica, IBM or the contemplated benefits of the merger.

Jefferies’ opinion was for the use and benefit of the Unica board of directors in its consideration of the merger, and Jefferies’ opinion did not address the relative merits of the transactions contemplated by the merger agreement as compared to any alternative transaction or opportunity that might be available to Unica, nor did it address the underlying business decision by Unica to engage in the merger or the terms of the merger agreement or the documents referred to therein. Jefferies’ opinion does not constitute a recommendation as to whether any holder of Unica common stock should vote on the merger or any matter related thereto. In addition, Jefferies was not asked to address, and its opinion did not address, the fairness to, or any other consideration of, the holders of any class of securities, creditors or other constituencies of Unica, other than the holders of Unica common stock. Jefferies expressed no opinion as to the price at which Unica common stock will trade at any time. Jefferies did not express any view or opinion as to the fairness, financial or otherwise, of the amount or nature of any compensation to be payable or to be received by any of Unica’s officers, directors or employees, or any class of such persons, in connection with the merger relative to the consideration to be received by holders of Unica common stock. Jefferies’ opinion was authorized by the Fairness Committee of Jefferies.

In preparing its opinion, Jefferies performed a variety of financial and comparative analyses. The preparation of a fairness opinion is a complex process involving various determinations as to the most appropriate and relevant quantitative and qualitative methods of financial analysis and the applications of those methods to the particular circumstances and, therefore, is not necessarily susceptible to partial analysis or summary description. Jefferies believes that its analyses must be considered as a whole. Considering any portion of Jefferies’ analyses or the factors considered by Jefferies, without considering all analyses and

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factors, could create a misleading or incomplete view of the process underlying the conclusion expressed in Jefferies’ opinion. In addition, Jefferies may have given various analyses more or less weight than other analyses, and may have deemed various assumptions more or less probable than other assumptions, so that the range of valuations resulting from any particular analysis described below should not be taken to be Jefferies’ view of Unica’s actual value. Accordingly, the conclusions reached by Jefferies are based on all analyses and factors taken as a whole and also on the application of Jefferies’ own experience and judgment.

In performing its analyses, Jefferies made numerous assumptions with respect to industry performance, general business, economic, monetary, regulatory, market and other conditions and other matters, many of which are beyond Unica’s and Jefferies’ control. The analyses performed by Jefferies are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than suggested by such analyses, and neither Jefferies nor we assume any responsibility if future results differ materially from those suggested herein. In addition, analyses relating to the per share value of Unica common stock do not purport to be appraisals or to reflect the prices at which shares of Unica common stock may actually be sold. The analyses performed were prepared solely as part of Jefferies’ analysis of the fairness, from a financial point of view, of the consideration of $21.00 per share in cash to be received by holders of Unica common stock pursuant to the merger, and were provided to the Unica board of directors in connection with the delivery of Jefferies’ opinion.

The following is a summary of the material financial and comparative analyses performed by Jefferies in connection with Jefferies’ delivery of its opinion. The financial analyses summarized below include information presented in tabular format. In order to fully understand Jefferies’ financial analyses, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. Considering the data described below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of Jefferies’ financial analyses.

Transaction Overview

Based upon the approximately 24.6 million shares of Unica common stock that were outstanding as of August 2, 2010, assuming the vesting of in-the-money stock options (calculated using the treasury stock method) and restricted stock units, Jefferies noted that the consideration of $21.00 per share implied an equity value of approximately $517.5 million. Net of approximately $43.1 million of cash and cash equivalents (as of June 30, 2010), Jefferies noted that the consideration implied an enterprise value of approximately $474.4 million. Jefferies also noted that the consideration of $21.00 per share of Unica common stock represented:

•	a premium of 118.8% over the closing price per share of Unica common stock on August 11, 2010 of $9.60, and

•	a premium of 133.1% over the closing price per share of Unica common stock on July 16, 2010 of $9.01.

Comparable Public Company Analysis

Using publicly available information and information provided by Unica’s management, Jefferies analyzed the trading multiples of Unica and the corresponding trading multiples of the following license model enterprise application vendors and software as a service (“SaaS”) companies with estimated revenues between $100 million and $500 million for fiscal year 2010, which are collectively referred to as the “Unica Selected Comparable Companies”:

•	License Model Enterprise Application Vendors

•	Actuate Corporation,

•	Art Technology Group, Inc.,

•	Epicor Software Corporation,

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•	Manhattan Associates, Inc.,

•	MicroStrategy Incorporated,

•	Pegasystems Inc.,

•	Saba Software, Inc.,

•	SaaS Companies

•	Concur Technologies, Inc.,

•	Constant Contact, Inc.,

•	Kenexa Corporation,

•	LivePerson, Inc.,

•	Rightnow Technologies, Inc.,

•	Taleo Corporation and

•	The Ultimate Software Group, Inc.

In its analysis, Jefferies derived and compared multiples for Unica and the Unica Selected Comparable Companies, calculated as follows:

•	the enterprise value divided by estimated revenue for fiscal year 2010, which is referred to as “Enterprise Value/2010E Revenue”,

•	the enterprise value divided by estimated revenue for fiscal year 2011, which is referred to as “Enterprise Value/2011E Revenue”,

•	the enterprise value divided by estimated earnings before interest, taxes, depreciation and amortization, or EBITDA, for fiscal year 2010, which is referred to as “Enterprise Value/2010E EBITDA”,

•	the enterprise value divided by estimated EBITDA for fiscal year 2011, which is referred to as “Enterprise Value/2011E EBITDA”,

•	the price per share divided by estimated earnings per share, or EPS, for fiscal year 2010, which is referred to as “Price/2010E EPS”,

•	the price per share divided by estimated EPS for fiscal year 2011, which is referred to as “Price/2011E EPS” and

•	the estimated EPS for fiscal year 2010 divided by estimated 5-year earnings growth rate, which is referred to as “2010E PEG Ratio”.

This analysis indicated the following:

Comparable Public Company Multiples
License Model Enterprise Application Vendors

	75th		25th
Benchmark	Percentile		Percentile		Median

Enterprise Value/2010E Revenue	1.8	x	1.4	x	1.6	x
Enterprise Value/2011E Revenue	1.6	x	1.4	x	1.5	x
Enterprise Value/2010E EBITDA	9.9	x	8.5	x	9.1	x
Enterprise Value/2011E EBITDA	7.9	x	6.8	x	7.3	x
Price/2010E EPS	18.8	x	15.0	x	17.2	x
Price/2011E EPS	17.9	x	11.4	x	13.1	x
2010E PEG Ratio	1.38		0.82		1.27

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Comparable Public Company Multiples
SaaS Companies

	75th		25th
Benchmark	Percentile		Percentile		Median

Enterprise Value/2010E Revenue	3.8	x	2.6	x	3.2	x
Enterprise Value/2011E Revenue	3.3	x	2.1	x	2.7	x
Enterprise Value/2010E EBITDA	25.7	x	13.7	x	19.8	x
Enterprise Value/2011E EBITDA	17.0	x	11.2	x	13.4	x
Price/2010E EPS	72.4	x	29.2	x	41.9	x
Price/2011E EPS	36.1	x	23.6	x	28.5	x
2010E PEG Ratio	2.35		1.47		1.56

Using the reference ranges for the benchmarks set forth below, Jefferies determined implied enterprise values for Unica, then added cash and cash equivalents to determine implied equity values. In determining the number of shares outstanding for purposes of calculating implied values per share of Unica common stock, Jefferies assumed the vesting of in-the-money stock options (using the treasury stock method) and restricted stock units. These analyses indicated the ranges of implied values per share of Unica common stock set forth opposite the relevant benchmarks below, compared, in each case, to the consideration of $21.00 per share:

Comparable Public Company Reference Ranges and Implied Price Ranges
License Model Enterprise Application Vendors

	Reference	Implied Price
Benchmark	Range	Range

Enterprise Value/2010E Revenue	1.7x - 2.1x	$10.22 - $12.10
Enterprise Value/2011E Revenue	1.5x - 2.0x	$10.39 - $13.23
Enterprise Value/2010E EBITDA	10.0x - 12.0x	$9.32 - $10.74
Enterprise Value/2011E EBITDA	8.0x - 10.0x	$8.95 - $10.73
Price/2010E EPS	17.5x - 22.5x	$7.90 - $10.02
Price/2011E EPS	14.0x - 19.0x	$8.10 - $10.82
2010E PEG Ratio	1.00 - 1.50	$14.81 - $21.93

Comparable Public Company Reference Ranges and Implied Price Ranges
SaaS Companies

	Reference	Implied Price
Benchmark	Range	Range

Enterprise Value/2010E Revenue	2.8x - 3.3x	$15.14 - $17.48
Enterprise Value/2011E Revenue	2.3x - 3.0x	$14.65 - $18.90
Enterprise Value/2010E EBITDA	15.0x - 20.0x	$12.87 - $16.40
Enterprise Value/2011E EBITDA	12.0x - 15.0x	$12.51 - $15.16
Price/2010E EPS	30.0x - 40.0x	$13.19 - $17.40
Price/2011E EPS	25.0x - 35.0x	$14.07 - $19.47
2010E PEG Ratio	1.25 - 1.75	$18.37 - $25.49

No company utilized in the comparable company analysis is identical to Unica. In evaluating the selected companies, Jefferies made judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond Unica’s and Jefferies’ control. Mathematical analysis, such as determining the median, is not in itself a meaningful method of using comparable company data.

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Comparable Transactions Analysis

Using publicly available information and other information, Jefferies examined the following nine transactions involving application software companies announced since January 1, 2009. The transactions considered and the month and year each transaction was announced were as follows:

Date Announced	Acquiror	Target

July 2010	Adobe Systems Incorporated	Day Software Holding AG
July 2010	Roper Industries, Inc.	iTradeNetwork, Inc.
March 2010	Pegasystems Inc.	Chordiant Software, Inc.
February 2010	International Business Machines Corporation	Initiate Systems, Inc.
November 2009	JDA Software Group Incorporated	i2 Technologies, Inc.
September 2009	Adobe Systems Incorporated	Omniture, Inc.
July 2009	International Business Machines Corporation	SPSS Inc.
July 2009	Oracle Corporation	GoldenGate Software, Inc.
May 2009	Open Text Corporation	Vignette Corporation

Using publicly available estimates and other information for each of these transactions, Jefferies reviewed the enterprise value as a multiple of the target company’s:

•	revenue for the last 12 months, or LTM, which is referred to below as “Enterprise Value/LTM Revenue” and

•	LTM EBITDA, which is referred to below as “Enterprise Value/LTM EBITDA.”

This analysis indicated the following:

Comparable Transactions Multiples

	75th		25th
Benchmark	Percentile		Percentile		Median

Enterprise Value/LTM Revenue	4.8	x	1.7	x	3.9	x
Enterprise Value/LTM EBITDA	26.5	x	11.8	x	14.8	x

Using the reference range of 3.5x to 4.5x Unica’s Enterprise Value/LTM Revenue, Jefferies determined implied enterprise values for Unica, then added cash and cash equivalents to determine implied equity values. After assuming the vesting of in-the-money stock options (using the treasury stock method) and restricted stock units, these analyses indicated the ranges of implied values per share of Unica common stock of approximately $17.76 to $22.18 using Enterprise Value/LTM Revenue, compared to the consideration of $21.00 per share.

Using the reference range of 20.0x to 30.0x Unica’s Enterprise Value/LTM EBITDA, Jefferies determined implied enterprise values for Unica, then added cash and cash equivalents to determine implied equity values. After assuming the vesting of in-the-money stock options (using the treasury stock method) and restricted stock units, these analyses indicated the ranges of implied values per share of Unica common stock of approximately $16.01 to $22.88 using Enterprise Value/LTM EBITDA, compared to the consideration of $21.00 per share.

No transaction utilized as a comparison in the comparable transaction analysis is identical to the merger. In evaluating the merger, Jefferies made numerous judgments and assumptions with regard to industry performance, general business, economic, market, and financial conditions and other matters, many of which are beyond Unica’s and Jefferies’ control. Mathematical analysis, such as determining the median, is not in itself a meaningful method of using comparable transaction data.

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Premiums Paid Analysis

Using publicly available information, Jefferies analyzed the premiums offered in all North American software merger and acquisition transactions since January 1, 2008 having equity consideration between $100 million and $1 billion.

For each of these transactions, Jefferies calculated the premium represented by the offer price over the target company’s closing share price one trading day and twenty trading days prior to the transaction’s announcement. This analysis indicated the following premiums for those time periods prior to announcement:

Premiums Paid
Multiples

	75th	25th
Time Period Prior to Announcement	Percentile	Percentile	Median

1 day	41.1%	13.7%	28.3%
20 days	56.4%	19.1%	36.2%

Using a reference range of 13.7% to 41.1% premium for August 11, 2010, Jefferies performed a premiums paid analysis using the closing prices per share of Unica common stock on such date. This analysis indicated a range of implied values per share of Unica common stock of approximately $10.91 to $13.55, compared to the consideration of $21.00 per share.

Using a reference range of 19.1% to 56.4% premium for July 16, 2010, Jefferies performed a premiums paid analysis using the closing prices per share of Unica common stock on such date. This analysis indicated a range of implied values per share of Unica common stock of approximately $10.73 to $14.09, compared to the consideration of $21.00 per share.

Discounted Cash Flow Analysis

Jefferies performed a discounted cash flow analysis to estimate the present value of the free cash flows of Unica through the fiscal year ending September 30, 2015 using Unica management’s financial projections, discount rates ranging from 12.0% to 16.0%, and terminal growth rates of free cash flow after fiscal year 2015 ranging from 3.0% to 5.0%. To determine the implied total equity value for Unica, Jefferies added cash and cash equivalents to the implied enterprise value for Unica. After assuming the vesting of in-the-money stock options (using the treasury stock method) and restricted stock units, this analysis indicated a range of implied values per share of Unica common stock of approximately $17.28 to $30.26, compared to the consideration of $21.00 per share of Unica common stock.

General

Jefferies’ opinion was one of many factors taken into consideration by the Unica board of directors in making its determination to approve the merger and should not be considered determinative of the views of the Unica board of directors or management with respect to the merger or the consideration.

Jefferies was selected by the Unica board of directors based on Jefferies’ qualifications, expertise and reputation. Jefferies is an internationally recognized investment banking and advisory firm. Jefferies, as part of its investment banking business, is regularly engaged in the valuation of businesses and securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements, financial restructurings and other financial services.

In the ordinary course of business, Jefferies and its affiliates may trade or hold securities of Unica or IBM and/or their respective affiliates for its own account and for the accounts of its customers and, accordingly, may at any time hold long or short positions in those securities.

Pursuant to an engagement agreement between Unica and Jefferies dated April 14, 2010, Unica has agreed to pay Jefferies a fee for its services of approximately $5.2 million, $500,000 of which was paid upon delivery of Jefferies’ opinion and the remainder of which is payable contingent upon consummation of the

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merger. In addition, Unica has agreed to reimburse Jefferies for expenses incurred. Unica also has agreed to indemnify Jefferies against liabilities arising out of or in connection with the services rendered and to be rendered by it under its engagement. Jefferies has, in the past, provided financial advisory services to IBM and may do so in the future and has received, and may receive, fees for the rendering of such services. In addition, Jefferies may seek to, in the future, provide financial advisory and financing services to Unica, IBM or entities that are affiliated with Unica or IBM, for which it would expect to receive compensation.

Financial Forecasts

Our management made available to IBM certain non-public business and financial information about Unica as a stand-alone company, including financial forecasts for the fiscal years ending September 30, 2010, 2011, 2012, 2013, 2014 and 2015. These forecasts did not give effect to the merger. The financial forecasts were based on numerous assumptions made by our management, including assumed annual growth rates with respect to subscriptions and licenses, assumed annual renewal rates with respects to subscriptions and maintenance and assumed rates of our cost of goods sold margins.

The adjustments to net income and earnings per share in the forecasts excluded all stock-based compensation expense. Free cash flow is calculated by adding back to net income depreciation and amortization, adding or subtracting changes in working capital, including deferred revenue, and subtracting capital expenditures and other income. Adjusted net income, adjusted earnings per share, earnings before interest, taxes, depreciation and amortization, or “EBITDA”, and free cash flow are non-GAAP measures that are used by management as supplemental financial measurements to evaluate our operational trends and should not be considered as alternatives to net income, earnings per share or cash flow as indicators of our operating performance. Adjusted net income, adjusted earnings per share, EBITDA and free cash flow are not defined under GAAP and, accordingly, they may not be comparable measurements to those used by other companies.

The financial forecasts for Unica’s 2010 through 2015 fiscal years made available to IBM were as follows:

	Fiscal Years Ending September 30,
	2010	2011	2012	2013	2014	2015
	Dollars (In millions)

Revenue	$116.5	$143.6	$186.4	$231.4	$281.7	$343.9
Adjusted Net Income	$9.2	$13.7	$20.9	$31.1	$38.0	$47.8
Adjusted Earnings Per Share	$0.41	$0.60	$0.91	$1.35	$1.63	$2.03
EBITDA	$15.9	$22.4	$32.8	$47.2	$57.5	$72.0

For the financial forecasts that were provided to Jefferies, for fiscal year 2010, Unica’s management adjusted the forecasts summarized above to include the full-year impact of the Pivotal Veracity acquisition by Unica completed on January 12, 2010, and to adjust for the write-down of deferred revenue that occurred in conjunction with that acquisition. In addition, Unica’s management also adjusted projections for fiscal year 2010 to reflect the then most current state of Unica’s business based on three quarters of actual performance and to include pro forma free cash flow forecasts for fiscal years 2010 through 2015. The financial forecasts for fiscal years 2011 through 2015 were unchanged. These adjustments, along with the unchanged financial forecasts for fiscal years 2011 through 2015, were presented to the board of directors of Unica. The following tables include these adjustments made by Unica’s management and presented to the board of directors of Unica:

	Fiscal Year 2010	Fiscal Year 2010
	(Adjusted)
	Dollars (In millions)

Pro forma Revenue	$118.6	$116.5
Pro forma Adjusted Net Income	$10.7	$9.2
Pro forma Adjusted Earnings Per Share	$0.47	$0.41
Pro forma EBITDA	$17.9	$15.9

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	Fiscal Years ending September 30,
	2010	2011	2012	2013	2014	2015
	Dollars (In millions)

Pro forma Free Cash Flow	$15.9	$19.6	$32.2	$44.9	$56.1	$70.9

Unica’s as adjusted financial forecasts presented above were reviewed with our board of directors and were used by Jefferies in connection with its financial analysis of the merger consideration.

The financial forecasts shown above are included in this proxy statement to provide our stockholders access to certain nonpublic information considered by our board of directors during its evaluation of the merger, provided to Jefferies in connection with its opinion to our board of directors, as more fully described in the section entitled “Opinion of Unica’s Financial Advisor” beginning on page 23, and provided to IBM for the purpose of allowing it to evaluate the merger. The inclusion of this information should not be regarded as an indication to any stockholder that our board of directors or any other recipient of this information considered, or now considers, it to be predictive of actual future results, and they should not be relied on as such. The forecasts reflect numerous estimates and assumptions with respect to industry performance, general business, economic, regulatory, market and financial conditions, as well as matters specific to our business, all of which are difficult to predict and many of which are beyond our control. As a result, there can be no assurance that the forecasted results will be realized or that actual results will not be significantly higher or lower than such forecasts. As the forecasts cover multiple years, such information by its nature becomes less predictive with each successive year. Also, the economic and business environments can and do change quickly, which adds a significant level of unpredictability, unreliability and execution risk. These factors create significant doubt as to whether the forecasts for fiscal years 2010 and beyond are likely to be achieved. As a result, the forecasts are not necessarily indicative of future results. In addition, our management prepared the forecasts prior to the execution of the merger agreement and, accordingly, the forecasts do not reflect the effects of the merger, which may cause results to differ materially. Accordingly, readers of this proxy statement are cautioned not to place undue reliance on the financial forecasts.

The financial forecasts stated above were prepared for internal use in connection with the merger and not with a view toward public disclosure or toward complying with generally accepted accounting principles in the United States, or GAAP, the published guidelines of the Securities and Exchange Commission regarding forecasts or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. The forecasts included in this proxy statement were prepared by, and are the responsibility of, our management. We do not assume any responsibility to update these forecasts. Neither our independent registered public accounting firm, nor any other independent accountants, have compiled, examined or performed any procedures with respect to the financial forecasts contained herein, nor have they expressed any opinion or any other form of assurance on such forecasts or their achievability, and assume no responsibility for, and disclaim any association with, the financial forecasts. Furthermore, the financial forecasts do not take into account any circumstances or events occurring after the date the forecasts were prepared that were unforeseen by our management at the time of preparation. We have made publicly available our actual results of operations for the quarter ended June 30, 2010. Our stockholders should review our Quarterly Report on Form 10-Q for the quarter ended June 30, 2010 to obtain this information. See “Where You Can Find More Information” beginning on page 66.

None of Unica or our affiliates, advisors, officers, directors or representatives has made or makes any representation to any stockholder or other person regarding the ultimate performance of Unica compared to the information contained in the forecasts or that forecasted results will be achieved.

BY INCLUDING IN THIS PROXY STATEMENT A SUMMARY OF ITS INTERNAL FINANCIAL FORECASTS, UNICA UNDERTAKES NO OBLIGATIONS TO UPDATE, OR PUBLICLY DISCLOSE ANY UPDATE TO, THESE FINANCIAL FORECASTS TO REFLECT CIRCUMSTANCES OR EVENTS, INCLUDING UNANTICIPATED EVENTS, THAT MAY HAVE OCCURRED OR THAT MAY OCCUR AFTER THE PREPARATION OF THESE FORECASTS, EVEN IN THE EVENT THAT ANY OR ALL OF THE ASSUMPTIONS UNDERLYING THE FINANCIAL FORECASTS ARE SHOWN TO BE IN ERROR OR CHANGE.

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Interests of Unica’s Executive Officers and Directors in the Merger

When considering the recommendation of our board of directors, you should be aware that members of our board of directors and our executive officers have interests in the merger in addition to their interests as Unica stockholders generally, pursuant to certain agreements between such directors and executive officers and us and, in the case of certain of the executive officers, pursuant to employment arrangements with IBM. These interests are described below and may be different from, or in conflict with, your interests as a Unica stockholder. The members of our board of directors were aware of the material facts as to these additional interests, and considered them, when they approved the merger agreement.

Overview

Prior to our entering into the merger agreement, each of our executive officers was party to an executive retention agreement pursuant to which he or she would be entitled to certain payments and benefits if a “change-in-control” (as defined in such agreements) occurs and the executive’s employment with us or our successor is terminated by us or our successor, other than for “cause, disability or death,” or by the executive for “good reason” (as those terms are defined in the agreements) within 12 months following a change-in-control of us, in addition to those benefits set forth in our 2005 stock incentive plan. The merger will constitute a change-in-control and IBM will constitute our successor under each executive retention agreement.

Each of Messrs. Yuchun Lee, Peter Cousins, John Hogan, Kevin Keane, Paul McNulty, and David Sweet and Ms. Vivian Vitale have entered into employment arrangements with IBM. These employment arrangements will supersede and replace the executive retention agreements that they are currently party to with us and they will not be entitled to any of the benefits under their existing executive retention agreements or to any extra acceleration of vesting of equity-based awards upon termination of employment under the generally applicable terms of our 2005 stock incentive plan as a result of the merger. The employment arrangements with IBM will be effective upon the closing of the merger and will provide certain retention/severance payments and equity compensation benefits to such individuals. In addition, Mr. Lee has entered into a new non-competition and non-solicitation agreement that will supersede and replace the non-competition and non-solicitation arrangements that he is currently bound by with us, effective upon the closing of the merger. The remaining executive officers will continue to be bound by their current non-competition and non-solicitation arrangements.

The executive retention agreements with Messrs. Kevin P. Shone, James Fieger and Jason W. Joseph will remain in effect following the merger because they have not entered into employment arrangements with IBM.

Our non-employee directors and certain of our executive officers are entitled to certain other payments and benefits in connection with the merger, as described below in “Other Compensation and Benefit Arrangements.”

Unica Executive Retention Agreements

In December 2008, our compensation committee adopted a form of executive retention agreement, the provisions of which establish benefits to our executive officers in the event of a termination of employment following a change-in-control of us. Each of our executive officers entered into an executive retention agreement in substantially that form, except for the material differences noted herein. The agreements are primarily intended to reinforce and encourage the continued employment and dedication of our key personnel without distraction from the possibility of a change-in-control and related events and circumstances.

In general, the retention agreements provide that if a “change-in-control” (as defined in such agreements) occurs and the executive’s employment with us or our successor is terminated by us or our successor, other than for “cause, disability or death,” or by the executive for “good reason” (as those terms are defined in the

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agreements) within 12 months following a change-in-control of us, then the executive would be entitled to, in addition to those benefits set forth in our 2005 stock incentive plan, the following benefits:

•	Accelerated vesting of (i) 75% of the executive’s unvested equity awards (inclusive of any accelerated vesting provided for in our 2005 stock incentive plan) if the executive has been employed by us for at least one year but less than two years or (ii) 100% of the executive’s unvested equity awards if the executive has been employed by us for at least two years, except that the agreement with Mr. Shone provides for 100% vesting if Mr. Shone has been employed for at least one year;

•	Cash severance payments equal to the sum of the executive’s highest base salary in effect during the 12-month period preceding the change-in-control and the executive’s target annual cash bonus in effect at the time of the change-in-control;

•	Continuation of health care benefits for the executive and his family for a period of 12 months following termination of employment; and

•	Payment in cash of accrued but unpaid salary and unused vacation accrued through the termination date and a pro rata portion of the executive’s previous year’s bonus based on the termination date.

The merger will constitute a change-in-control and IBM will constitute our successor under these agreements.

The executive retention agreements with Mr. Shone, Mr. Feiger and Mr. Joseph will remain in effect following the merger because they have not entered into employment arrangements with IBM.

IBM Employment Arrangements

Each of Messrs. Yuchun Lee, Peter Cousins, John Hogan, Kevin Keane, Paul McNulty, and David Sweet and Ms. Vivian Vitale has entered into an employment arrangement with IBM that is conditioned upon the closing of the merger and the executive officer’s continued employment with Unica through the closing of the merger. Upon closing of the merger and the effectiveness of these employment arrangements, the executive retention agreements entered into between Unica and these executive officers will terminate and they will no longer be entitled to any payments or benefits under those agreements or to any extra acceleration of vesting of equity-based awards upon termination of employment under the generally applicable terms of our 2005 stock incentive plan as a result of the merger. Each executive officer’s employment by IBM is “at will” and may be terminated at any time for any reason, subject to the obligations described below and applicable law.

Salary.  The employment arrangements between IBM and each of Messrs. Lee, Cousins, Hogan, Keane, McNulty and Sweet provide that the base salary to which each executive officer will be entitled to receive from IBM will be the same as the base salary to which each was entitled to receive from Unica. The employment arrangement between IBM and Ms. Vitale provides for a specified salary. Under their employment arrangements with IBM, the executive officers initially will receive the following annual base salaries: Mr. Lee — $415,000; Mr. Cousins — $270,000; Mr. Hogan — $270,000; Mr. Keane — $210,000; Mr. McNulty — $250,000; Mr. Sweet — $270,000; and Ms. Vitale — $225,000.

Treatment of Unica Equity Awards.  The employment arrangements between IBM and each of the executive officers provides that, upon the closing of the merger, each executive officer will be entitled to the vesting of 50% of such executive’s then unvested options, and the remaining 50% of such executive’s then unvested options will be converted into options to acquire IBM stock and will continue to vest in accordance with their original vesting schedules. In addition, the employment arrangement between IBM and each of the executive officers provides that, upon the closing of the merger, each executive officer will be entitled to the vesting of 50% of such executive’s then unvested restricted stock units, and the remaining 50% of such executive’s then unvested restricted stock units will be converted into the right to receive cash payments based on the value of the merger consideration on each subsequent vesting date of the restricted stock units. The general treatment of options and restricted stock units in the merger, including such awards held by our executive officers, is described below under “— Treatment of Options Outstanding Under Our Stock Plans” and “— Treatment of Restricted Stock Units Outstanding Under Our Stock Plans” beginning on page 41.

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Any options that remain unvested, and any cash payments with respect to restricted stock units that are unpaid, in each case, as of the second anniversary of the closing of the merger (with respect to Messrs. Lee, Cousins, Hogan, Keane, McNulty, and Sweet) or the first anniversary of the closing of the merger (with respect to Ms. Vitale), will vest or be paid in full as of such anniversary date. In addition, subject to the execution of IBM’s standard release of claims, if an executive officer is terminated by IBM without “cause” (as such term is defined in the executive officer’s employment arrangement with IBM) prior to the second anniversary of the closing of the merger (with respect to Messrs. Lee, Cousins, Hogan, Keane, McNulty, and Sweet) or the first anniversary of the closing of the merger (with respect to Ms. Vitale), any options held by such executive officer that are unvested as of such termination will vest in full, and any cash payments with respect to restricted stock units that are unpaid as of such termination will be paid, as of such termination. If an executive officer’s employment terminates for any reason other than by IBM without “cause”, such executive officer will forfeit any unvested options and any unpaid cash payments with respect to resticted stock units.

Retention Program.  Under the terms of the employment arrangements between IBM and each of Messrs. Lee, Cousins, Hogan, Keane, McNulty, and Sweet, each such executive officer will be entitled to participate in a retention program pursuant to which each such executive officer will be eligible to receive cash payments following each of four six-month milestone periods through the second anniversary of the closing of the merger, subject to continued employment through the applicable payment dates and the achievement of certain milestones set forth in the employment arrangements. The following are the aggregate amounts payable pursuant to this retention program: Mr. Lee — $1,100,000; Mr. Cousins — $600,000; Mr. Hogan — $600,000; Mr. Keane — $550,000; Mr. McNulty — $575,000; and Mr. Sweet — $600,000. If any of the executive officers are terminated by IBM without “cause” (as such term is defined in the executive officer’s employment arrangement) prior to the second anniversary of the closing of the merger, the executive officer will be entitled to receive the retention payment for the then-applicable six-month milestone period, subject to the execution of IBM’s standard release of claims.

Transition Program.  Under the terms of the employment arrangement between IBM and Ms. Vitale, Ms. Vitale will be entitled to participate in a transition program pursuant to which she will be entitled to receive a cash payment equal to $440,000 on the first anniversary of the closing of the merger, subject to continued employment through the applicable payment date and the achievement of certain milestones set forth in her employment arrangement. If Ms. Vitale is terminated without “cause” by IBM prior to the first anniversary of the closing of the merger, she will be entitled to the full amount of her cash payment under the transition program, subject to the execution of IBM’s standard release of claims.

Termination Payments.  The employment arrangements with IBM provide that, if the executive officer’s employment is terminated by IBM without “cause” (as such term is defined in the executive officer’s employment arrangement with IBM) prior to the first anniversary of the closing of the merger, such executive officer will be entitled to a lump sum cash payment equal to the sum of the executive’s highest base salary in effect during the 12-month period preceding the closing of the merger and the executive’s then current target annual cash bonus, provided that the executive officer executes IBM’s standard release of claims and satisfies all conditions to make the release effective. This is the same termination payment the executive officers would have been entitled to receive from us pursuant to the executive retention agreements currently in effect.

Definition of “Cause.”  “Cause” is defined in each such employment arrangement as cause, as determined by IBM in accordance with its standard policies and procedures, which includes, among other things, any violation of IBM policy and/or failure to perform satisfactorily, and without regard to how “cause” is defined in any plan, policy or program, any offer letter, any agreement between the executive and Unica, or any amendment thereto.

Non-Competition Agreements

Mr. Lee has executed a related noncompetition agreement, which provides that for certain periods following termination of employment and following the closing of the merger, Mr. Lee will be subject to restrictive covenants that generally prohibit him, in any capacity, directly or indirectly, from participating or engaging in the design, development, manufacture, production, marketing, sale or servicing of any product, or

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the provision of any service, that directly relates to marketing automation (including without limitation, systems and tools for behavioral marketing), marketing resource management, campaign management, lead management, marketing or sales analytics, web analytics or product recommendations. This noncompetition agreement replaces his existing agreements with us.

Any executive officer not entering into a noncompetition agreement with IBM will continue to be bound by the terms of the executive officer’s existing noncompetition agreement with Unica, which provides for restrictions during the one-year period after his or her employment ends.

Other Compensation and Benefit Arrangements

Special Transaction Bonuses

In connection with the execution of the merger agreement, we have awarded a special transaction bonus of $100,000 in cash to each of Mr. Joseph and Mr. Shone which will be paid contingent upon the closing of the merger to recognize their significant contribution to the due diligence and merger process. These bonuses do not constitute severance for any purpose.

Cash Payments for Option Cancelation

It is expected that each of our executive officers will enter into agreements with us that will provide, contingent on the closing of the merger, for the cancelation of the portions of the options granted to them under our 2005 stock incentive plan that are vested or vest in connection with the merger, in exchange for a cash payment equal to the product obtained by multiplying the number of shares subject to the vested portion of such option by the difference between the per share merger consideration and the exercise price of such option, less applicable withholding taxes.

Treatment of Equity Awards Held by Our Non-Employee Directors

In connection with the execution of the merger agreement, we have accelerated, contingent on the closing of the merger, the vesting of all of the stock options and restricted stock units granted under our 2005 stock incentive plan in February 2010 to each of our non-employee directors. As a result, an option to purchase 5,000 shares of our common stock will become immediately exercisable and an award of 5,000 restricted stock units will become fully vested at the closing of the merger for each of Aron J. Ain, Gary E. Haroian, Carla Hendra, Louis Hernandez, Jr., James A. Perakis and Robert P. Schechter.

The general treatment of options and restricted stock units in the merger, including such awards held by our directors, is described below under “— Treatment of Options Outstanding Under Our Stock Plans” and “— Treatment of Restricted Stock Units Outstanding Under Our Stock Plans” beginning on page 41.

Compensation Summary

The following table sets forth the following cash compensation for each of our executive officers:

•	the expected annual base salary (with respect to Messrs. Yuchun Lee, Peter Cousins, John Hogan, Kevin Keane, Paul McNulty, and David Sweet and Ms. Vivian Vitale) or severance payment (with respect to Messrs. Kevin P. Shone, James Fieger and Jason W. Joseph), as applicable, each executive officer is expected to receive from IBM following the closing of the merger; and

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•	the aggregate cash retention or transition bonus each executive officer will be eligible to receive following the closing of the merger.

	Annual Base	Aggregate Cash
	Salary/Severance	Retention/Transition
Name of Executive Officer	Payment	Bonus

Yuchun Lee	$415,000	$1,100,000
Kevin P. Shone	$364,000	$0
Peter Cousins	$270,000	$600,000
James Fieger	$460,000	$0
John Hogan	$270,000	$600,000
Jason W. Joseph	$299,000	$0
Kevin Keane	$210,000	$550,000
Paul McNulty	$250,000	$575,000
David Sweet	$270,000	$600,000
Vivian Vitale	$225,000	$440,000

The table below sets forth, as of August 9, 2010, for each of our directors and executive officers, the number of stock options whose vesting will accelerate at the closing of the merger and the dollar value of such accelerated stock options, as well as the number of all vested and unvested stock options held (including the stock options whose vesting will accelerate at the closing of the merger) and the dollar value of all such vested and unvested stock options held, pursuant to the terms of the executive officer’s employment arrangement with IBM, in the case of Messrs. Yuchun Lee, Peter Cousins, John Hogan, Kevin Keane, Paul McNulty, and David Sweet and Ms. Vivian Vitale, or the executive retention agreements with Unica, in the case of Messrs. Shone, Fieger and Joseph, as in effect as of August 9, 2010, and assuming that each director and executive officer exercises all vested in-the-money stock options and receives $21.00 per share of common stock pursuant to the merger. The table below does not take into account any additional acceleration of vesting of options that could occur upon termination of employment under certain specified circumstances pursuant to the employment arrangements with IBM or the executive retention agreements with Unica.

	Total Number of
	Options whose
	Vesting will	Dollar Value of
	Accelerate	Accelerated	Total Number	Dollar Value
Name	at the Closing	Options(1)	of All Options(2)	of All Options(1)

Directors:
Aron J. Ain	5,000	$61,250	70,000	$793,050
Gary E. Haroian	5,000	$61,250	11,250	$161,600
Carla Hendra	5,000	$61,250	40,000	$504,150
Louis Hernandez, Jr.	5,000	$61,250	8,753	$122,499
Yuchun Lee	51,250	$760,763	479,999	$7,836,382
James A. Perakis	5,000	$61,250	65,000	$763,050
Robert P. Schechter	5,000	$61,250	83,333	$950,046
Other Executive Officers:
Kevin P. Shone	12,500	$191,070	75,000	$1,161,250
Peter Cousins	15,729	$245,320	48,333	$764,411
James Fieger	23,125	$325,606	120,000	$1,689,200
John Hogan	24,688	$386,818	88,333	$1,404,211
Jason W. Joseph	11,614	$180,364	78,333	$1,231,361
Kevin Keane	17,553	$271,533	77,498	$1,196,183
Paul McNulty	20,313	$310,043	65,000	$994,750
David Sweet	30,625	$479,806	129,998	$2,068,068
Vivian Vitale	13,750	$184,438	40,000	$524,600

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(1)	The dollar value of options is calculated by subtracting the per share exercise price of the options from $21.00 per share and multiplying the amount of this difference by the number of shares subject to the options. The amounts reflect hypothetical exercises at $21.00 per share.

(2)	The number of all options includes options whose vesting will accelerate at the closing of the merger and options that remain unvested as of the closing of the merger.

The table below sets forth, as of August 9, 2010, for each of our directors and executive officers, the number of restricted stock units whose vesting will accelerate at the closing of the merger and the dollar value of such restricted stock units, as well as the number of all restricted stock units held (inclusive of those vesting at the closing of the merger) and the dollar value of all such restricted stock units held, pursuant to the terms of the executive officer’s employment arrangement with IBM, in the case of Messrs. Yuchun Lee, Peter Cousins, John Hogan, Kevin Keane, Paul McNulty, and David Sweet and Ms. Vivian Vitale, or the executive retention agreements with Unica, in the case of Messrs. Shone, Fieger and Joseph, as in effect as of August 9, 2010. The table below does not take into account any additional acceleration of vesting of restricted stock units that could occur upon termination of employment under certain specified circumstances pursuant to the employment arrangements with IBM or the executive retention agreements with Unica.

	Total Number of
	RSUs whose Vesting	Dollar Value of
	will Accelerate at	Accelerated	Total Number	Dollar Value
Name	the Closing	RSUs(1)	of All RSUs(2)	of All RSUs(1)

Directors:
Aron J. Ain	5,000	$105,000	5,000	$105,000
Gary E. Haroian	5,000	$105,000	5,000	$105,000
Carla Hendra	5,000	$105,000	5,000	$105,000
Louis Hernandez, Jr.	5,000	$105,000	5,000	$105,000
Yuchun Lee	46,250	$971,250	92,500	$1,942,500
James A. Perakis	5,000	$105,000	5,000	$105,000
Robert P. Schechter	5,000	$105,000	5,000	$105,000
Other Executive Officers:
Kevin P. Shone	15,625	$328,125	62,500	$1,312,500
Peter Cousins	20,000	$420,000	40,000	$840,000
James Fieger	17,500	$367,500	70,000	$1,470,000
John Hogan	21,250	$446,250	42,500	$892,500
Jason W. Joseph	12,500	$262,500	50,000	$1,050,000
Kevin Keane	10,625	$223,125	21,250	$446,250
Paul McNulty	24,375	$511,875	48,750	$1,023,750
David Sweet	24,375	$511,875	48,750	$1,023,750
Vivian Vitale	25,000	$525,000	50,000	$1,050,000

(1)	The dollar value of restricted stock units is calculated by multiplying the number of shares underlying the restricted stock unit by $21.00.

(2)	The total number of restricted stock units consists of the total number of restricted stock units prior to acceleration, including restricted stock units whose vesting will accelerate at the closing of the merger and restricted stock units that will not be settled prior to the closing of the merger.

Indemnification and Insurance

The surviving corporation will assume, and IBM will cause the surviving corporation to comply with and honor, all rights to indemnification, advancement of expenses and exculpation from liabilities for acts or omissions occurring at or prior to the effective time of the merger existing in favor of our and our subsidiaries’

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current or former directors or officers as provided in our and their respective certificates of incorporation or bylaws (or comparable organizational documents) and any indemnification or other agreements as in effect on the date of the merger agreement. We have entered into indemnification agreements with each of our directors and executive officers. Each indemnification agreement provides that we will indemnify the director or executive officer to the fullest extent permitted by law for claims arising in his or her capacity as our director, officer, employee or agent, provided that he or she acted in good faith and in a manner that he or she reasonably believed to be in, or not opposed to, our best interests and, with respect to any criminal proceeding, had no reasonable cause to believe that his or her conduct was unlawful. In the event that we do not assume the defense of a claim against our director or executive officer, we are required to advance his or her expenses in connection with his or her defense, provided that he or she undertakes to repay all amounts advanced if it is ultimately determined that he or she is not entitled to be indemnified by us.

In addition, IBM will obtain or will cause to be obtained a “tail” insurance policy with a claims period of six years from the effective time of the merger with respect to directors’ and officers’ liability insurance covering those persons who were, as of the date of the merger agreement, covered by our directors’ and officers’ liability insurance policy for acts or omissions occurring prior to the effective time of the merger, on terms that are no less favorable than our policies in effect on the date of the merger agreement. Prior to the closing of the merger, IBM will prepay such insurance for the six-year period, but in no event will IBM or the surviving corporation be required to pay, with respect to the entire six-year period following the effective time of the merger, premiums for insurance which in the aggregate exceed 300% of the aggregate premiums paid by us for the period from September 30, 2009 to, and including, September 30, 2010.

Appraisal Rights

If you do not vote for the adoption of the merger agreement at the special meeting and otherwise comply with the applicable statutory procedures of Section 262 of the DGCL, summarized herein, you may be entitled to appraisal rights under Section 262 of the DGCL. In order to exercise and perfect appraisal rights, a record holder of our common stock must follow the steps prescribed in Section 262 of the DGCL and summarized below properly and in a timely manner.

Section 262 of the DGCL is reprinted in its entirety as Annex D to this proxy statement. Set forth below is a summary description of Section 262 of the DGCL. The following summary describes the material aspects of Section 262 of the DGCL, and the law relating to appraisal rights and is qualified in its entirety by reference to Annex D. All references in Section 262 and this summary to “stockholder” are to the record holder of the shares of our common stock immediately prior to the effective time of the merger as to which appraisal rights are asserted. Failure to comply strictly with the procedures set forth in Section 262 of the DGCL will result in the loss of appraisal rights.

ANY UNICA STOCKHOLDER WHO WISHES TO EXERCISE APPRAISAL RIGHTS OR WHO WISHES TO PRESERVE HIS, HER OR ITS RIGHT TO DO SO SHOULD REVIEW ANNEX D CAREFULLY AND SHOULD CONSULT HIS, HER OR ITS LEGAL ADVISOR, SINCE FAILURE TO TIMELY COMPLY WITH THE PROCEDURES SET FORTH THEREIN WILL RESULT IN THE LOSS OF SUCH RIGHTS.

Under the DGCL, holders of our common stock who follow the procedures set forth in Section 262 of the DGCL will be entitled to have their shares appraised by the Delaware Court of Chancery, or the Delaware Court, and to receive payment in cash of the “fair value” of those shares, exclusive of any element of value arising from the accomplishment or expectation of the merger.

Under Section 262 of the DGCL, where a merger agreement relating to a proposed merger is to be submitted for adoption at a meeting of stockholders, as in the case of the special meeting, the corporation, not less than 20 days prior to such meeting, must notify each of its stockholders who was a stockholder on the record date with respect to shares for which appraisal rights are available, that appraisal rights are so available, and must include in each such notice a copy of Section 262 of the DGCL. This proxy statement constitutes such notice to the holders of our common stock and Section 262 of the DGCL is attached to this proxy statement as Annex D. Any stockholder who wishes to exercise such appraisal rights or who wishes to

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preserve his right to do so should review the following discussion and Annex D carefully and should consult his, her or its legal advisor, because failure to timely and properly comply with the procedures specified will result in the loss of appraisal rights under the DGCL.

If you wish to exercise appraisal rights you must not vote for the adoption of the merger agreement and must deliver to Unica, before the vote on the proposal to adopt the merger agreement, a written demand for appraisal of such stockholder’s shares of our common stock. If you sign and return a proxy card or vote by submitting a proxy by telephone, through the Internet or by fax, without expressly directing that your shares of our common stock be voted against the adoption of the merger agreement, you will effectively waive your appraisal rights because such shares represented by the proxy will be voted for the adoption of the merger agreement. Accordingly, if you desire to exercise and perfect appraisal rights with respect to any of your shares of common stock, you must either refrain from executing and returning the enclosed proxy card and from voting in person or by submitting a proxy by telephone, through the Internet or by fax, in favor of the proposal to adopt the merger agreement or check either the “against” or the “abstain” box next to the proposal on such card or vote in person or by submitting a proxy by telephone, through the Internet or by fax, against the proposal or register in person an abstention with respect thereto. A vote or proxy against the adoption of the merger agreement will not, in and of itself, constitute a demand for appraisal.

A demand for appraisal will be sufficient if it reasonably informs Unica of the identity of the stockholder and that such stockholder intends thereby to demand appraisal of such stockholder’s shares of common stock. This written demand for appraisal must be separate from any proxy or vote abstaining from or voting against the adoption of the merger agreement. If you wish to exercise your appraisal rights you must be the record holder of such shares of our common stock on the date the written demand for appraisal is made and you must continue to hold such shares through the effective time of the merger. Accordingly, a stockholder who is the record holder of shares of common stock on the date the written demand for appraisal is made, but who thereafter transfers such shares prior to the effective time of the merger, will lose any right to appraisal in respect of such shares.

Only a holder of record of shares of our common stock on [          ], 2010, the record date for the special meeting, is entitled to assert appraisal rights for such shares of our common stock registered in that holder’s name. A demand for appraisal should be executed by or on behalf of the holder of record, fully and correctly, as the holder’s name appears on the stock certificates and must state that such person intends thereby to demand appraisal of his, her or its shares. If the shares are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of the demand for appraisal should be made in that capacity, and if the shares are owned of record by more than one person, as in a joint tenancy or tenancy in common, the demand should be executed by or on behalf of all joint owners. An authorized agent, including one for two or more joint owners, may execute the demand for appraisal on behalf of a holder of record; however, the agent must identify the record owner or owners and expressly disclose the fact that, in executing the demand, he or she is acting as agent for such owner or owners.

A record holder such as a broker who holds shares as nominee for several beneficial owners may exercise appraisal rights with respect to the shares of our common stock held for one or more beneficial owners while not exercising such rights with respect to the shares held for other beneficial owners; in such case, the written demand should set forth the number of shares as to which appraisal is sought. Where the number of shares of our common stock is not expressly stated, the demand will be presumed to cover all shares held in the name of the record owner. If you hold your shares in brokerage accounts or other nominee forms and wish to exercise your appraisal rights, you are urged to consult with your broker to determine the appropriate procedures for the making of a demand for appraisal.

All written demands for appraisal of shares must be mailed or delivered to: Unica Corporation, Reservoir Place North, 170 Tracer Lane, Waltham, Massachusetts 02451-1379, Attention: Jason W. Joseph, Secretary.

Within ten days after the effective time of the merger, we will notify each stockholder of the effective time of the merger who properly asserted appraisal rights under Section 262 and has not voted for the adoption of the merger agreement. Within 120 days after the effective time of the merger, but not thereafter, we or any

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stockholder who has complied with the statutory requirements summarized above may commence an appraisal proceeding by filing a petition in the Delaware Court demanding a determination of the fair value of the shares held by such stockholder. If no such petition is filed, appraisal rights will be lost for all stockholders who had previously demanded appraisal of their shares. We are not under any obligation, and we have no present intention, to file a petition with respect to appraisal of the value of the shares. Accordingly, if you wish to exercise your appraisal rights, you should regard it as your obligation to take all steps necessary to perfect your appraisal rights in the manner prescribed in Section 262 of the DGCL.

Within 120 days after the effective time of the merger, any stockholder who has complied with the provisions of Section 262 of the DGCL will be entitled, upon written request, to receive from us a statement setting forth the aggregate number of shares of our common stock not voted in favor of adoption of the merger agreement and with respect to which demands for appraisal were received by us, and the number of holders of such shares. Such statement must be mailed within ten days after the written request therefor has been received by us or within ten days after expiration of the period for delivery of appraisal demands, whichever is later. A person who is the beneficial owner of shares of such stock held either in a voting trust or by a nominee on behalf of such person may, in such person’s own name, file an appraisal petition or request from us the statement described in this paragraph.

If a petition for an appraisal is timely filed and a copy thereof served upon us, we will then be obligated, within 20 days after such service, to file with the Delaware Register in Chancery a duly verified list containing the names and addresses of the stockholders who have demanded appraisal of their shares and with whom agreements as to the value of their shares have not been reached. After notice to the stockholders as required by the Delaware Court, the Delaware Court is empowered to conduct a hearing on such petition to determine those stockholders who have complied with Section 262 and who have become entitled to appraisal rights thereunder. The Delaware Court may require the stockholders who demanded appraisal rights of our shares of common stock to submit their stock certificates to the Register in Chancery for notation thereon of the pendency of the appraisal proceeding; and if any stockholder fails to comply with such direction, the Delaware Court may dismiss the proceedings as to such stockholder.

After the Delaware Court determines which stockholders are entitled to appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Delaware Court, including any rules specifically governing appraisal proceedings. Through such proceeding the Delaware Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Delaware Court shall take into account all relevant factors. Unless the Delaware Court in its discretion determines otherwise for good cause shown, interest from the effective date of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. If you are considering seeking appraisal, you should be aware that the fair value of your shares as determined under Section 262 of the DGCL could be more than, the same as or less than the consideration you are entitled to receive pursuant to the merger agreement if you did not seek appraisal of your shares and that investment banking opinions as to the fairness from a financial point of view of the consideration payable in a merger are not necessarily opinions as to fair value under Section 262 of the DGCL.

The Delaware Court will direct the payment of the fair value of the shares of our common stock to those stockholders who have perfected appraisal rights, together with interest, if any. The Delaware Court will determine the amount of interest, if any, to be paid on the amounts to be received by persons whose shares of our common stock have been appraised. The costs of the action (which do not include attorneys’ or expert fees or expenses) may be determined by the Delaware Court and taxed upon the parties as the Delaware Court deems equitable. The Delaware Court may also order that all or a portion of the expenses incurred by any stockholder in connection with an appraisal, including without limitation reasonable attorneys’ fees and the fees and expenses of experts utilized in the appraisal proceeding, be charged pro rata against the value of all of the shares entitled to appraisal. In the absence of such determination or assessment, each party bears its own expenses.

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Any stockholder who has duly demanded and perfected an appraisal in compliance with Section 262 of the DGCL will not, after the effective time of the merger, be entitled to vote his or her shares for any purpose or be entitled to the payment of dividends or other distributions thereon, except dividends or other distributions payable to holders of record of shares of our common stock as of a date prior to the effective time of the merger.

At any time within 60 days after the effective time of the merger, any stockholder will have the right to withdraw his or her demand for appraisal and to accept the cash payment for his or her shares pursuant to the merger agreement. After this period, a stockholder may withdraw his or her demand for appraisal only with our written consent. If no petition for appraisal is filed with the Delaware Court within 120 days after the effective time of the merger, a stockholder’s right to appraisal will cease and he or she will be entitled to receive the cash payment for his or her shares pursuant to the merger agreement, as if he or she had not demanded appraisal of his or her shares. No petition timely filed in the Delaware Court demanding appraisal will be dismissed as to any stockholder without the approval of the Delaware Court, and such approval may be conditioned on such terms as the Delaware Court deems just; provided, however, that any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party may withdraw his, her or its demand for appraisal and accept the merger consideration offered pursuant to the merger agreement within 60 days after the effective date of the merger.

If you properly demand appraisal of your shares of our common stock under Section 262 and you fail to perfect, or effectively withdraw or lose, your right to appraisal, as provided in the DGCL, your shares will be converted into the right to receive the consideration receivable with respect to such shares in accordance with the merger agreement. You will fail to perfect, or effectively lose or withdraw, your right to appraisal if, among other things, no petition for appraisal is filed within 120 days after the effective time of the merger, or if you deliver to us a written withdrawal of your demand for appraisal. Any such attempt to withdraw an appraisal demand more than 60 days after the effective time of the merger will require our written approval.

If you desire to exercise your appraisal rights, you must not vote for the adoption of the merger agreement and must strictly comply with the procedures set forth in Section 262 of the DGCL.

Failure to take any required step in connection with the exercise of appraisal rights will result in the termination or waiver of such rights.

THE PROCESS OF DEMANDING AND EXERCISING APPRAISAL RIGHTS REQUIRES STRICT COMPLIANCE WITH TECHNICAL PREREQUISITES. THOSE INDIVIDUALS OR ENTITIES WISHING TO EXERCISE THEIR APPRAISAL RIGHTS SHOULD CONSULT WITH THEIR OWN LEGAL COUNSEL IN CONNECTION WITH COMPLIANCE UNDER SECTION 262 OF THE DGCL. TO THE EXTENT THERE ARE ANY INCONSISTENCIES BETWEEN THE FOREGOING SUMMARY AND SECTION 262 OF THE DGCL, THE DGCL SHALL GOVERN.

Treatment of Options Outstanding Under Our Stock Plans

At the effective time of the merger, each outstanding option to acquire our common stock granted under our 1993 stock option plan and our 2003 stock option plan will be cancelled and will be converted into the right of the holder thereof to receive an amount, in cash, without interest and less any applicable withholding taxes, equal to the product of the number of shares of our common stock that are subject to such option, and the excess, if any, of the merger consideration of $21.00 per share over the exercise price per share of the common stock subject to such option.

Holders of outstanding options to acquire our common stock granted under our 2005 stock incentive plan that are vested or that are vesting in connection with the merger will be offered the opportunity to have their options treated as described above for the options outstanding under our 1993 and 2003 stock option plans, which we refer to as being “cashed out”. Each outstanding option to acquire our common stock granted under our 2005 stock incentive plan that is vested or that is vesting in connection with the merger whose holder chooses not to have cashed out and any other option not being cancelled in the manner described in the prior paragraph, whether or not vested, will be converted into an option to acquire, on substantially the same terms

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and conditions as were applicable to such option prior to the effective time of the merger, the number of shares of common stock of IBM equal to the product of the number of shares of our common stock that are subject to such option and the exchange ratio, rounded down to the nearest whole IBM share. The exchange ratio is a fraction, the numerator of which is the merger consideration of $21.00 per share and the denominator of which is the average closing price per share of the common stock of IBM on the New York Stock Exchange Composite Transactions Tape on the 20 trading days immediately prior to the closing date of the merger. The exercise price per share of common stock of IBM as of immediately following such conversion will be equal to the per share exercise price for the shares of our common stock otherwise purchasable pursuant to such option divided by the exchange ratio, rounded up to the nearest whole cent.

Our 2005 stock incentive plan provides that, except to the extent otherwise provided in an agreement evidencing any option, in the event of a change-in-control of us, 25% of the then unvested options held by any individual will become vested as of such change-in-control. In addition, under the plan, if an option holder’s employment is terminated for good reason (as defined in our 2005 stock incentive plan and as described below) by the individual or without cause (as defined in our 2005 stock incentive plan and as described below) by us or the acquiring entity or our or its affiliates within 12 months after the change-in-control, an additional 25% of the number of options that were unvested immediately prior to the change-in-control (but not more than the total unvested number) will become vested, with the number in the increase adjusted as the awards have themselves adjusted for purposes of the change-in-control and any later event. The merger will constitute a change-in-control and IBM will constitute an acquiring entity under the terms of our 2005 stock incentive plan. Our 2005 stock incentive plan defines “good reason” as any significant diminution in an individual’s title, authority, or responsibilities from and after the change-in-control, or any reduction in the annual cash compensation payable to the individual from and after such change-in-control. Our 2005 stock incentive plan defines “cause” as any willful failure by the individual, which failure is not cured within 30 days of written notice to the individual , to perform his or her material responsibilities, or willful misconduct by the individual that affects the business reputation of the company.

Treatment of Restricted Stock Units Outstanding Under Our Stock Plans

IBM will pay to each holder of our restricted stock units, following each applicable date after the closing date of the merger on which any restricted stock unit held by such holder at the effective time of the merger would have vested (each such date is referred to herein as a “lapse date”) pursuant to the terms of our stock plans or the terms of any such restricted stock unit as in effect immediately prior the effective time, an amount, in cash, equal to the product of the merger consideration of $21.00 per share and the number of restricted stock units held by the holder at the effective time of the merger that, on any particular lapse date, would have so vested, provided that if such holder’s employment with IBM terminates for any reason on or before any such lapse date, IBM will have no obligation to pay such amount with respect to such lapse date or any subsequent lapse date, other than with respect to restricted stock units that vest pursuant to our stock plans or the terms of any such restricted stock units as in effect immediately prior to the effective time or any provisions for acceleration of vesting contained in an offer letter or other individual agreement that IBM enters into with such holder.

Our 2005 stock incentive plan provides that, except to the extent otherwise provided in an agreement evidencing any restricted stock unit, in the event of a change-in-control of us, 25% of the then unvested restricted stock units held by any individual will become vested as of such change-in-control. In addition, under the plan, if a restricted stock unit holder’s employment is terminated for good reason by the individual or without cause by us or the acquiring entity or our or its affiliates within 12 months after the change-in-control, an additional 25% of the number of restricted stock units that were unvested immediately prior to the change-in-control (but not more than the total unvested number) will become vested, with the number in the increase adjusted as the awards have themselves adjusted for purposes of the change-in-control and any later event. The merger will constitute a change-in-control and IBM will constitute an acquiring entity under the terms of our 2005 stock incentive plan.

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Effective Time of the Merger

The merger will become effective upon the filing of a certificate of merger with the Secretary of State of the State of Delaware or at such later time as is agreed upon by IBM and us and specified in such certificate of merger. The filing of the certificate of merger will occur as soon as practicable on or after the closing, which will take place on a date to be specified by IBM, merger sub and us and which will be no later than the second business day after satisfaction or waiver of the conditions to the closing of the merger set forth in the merger agreement and described in this proxy statement, unless IBM and we agree to hold the closing at a different time. We currently anticipate the merger to be completed in the fourth quarter of calendar year 2010.

Delisting and Deregistration of Our Common Stock

If the merger is completed, our common stock will be delisted from and will no longer be traded on The NASDAQ Global Market and will be deregistered under the Securities Exchange Act. Following the closing of the merger, we will no longer be an independent public company.

Material United States Federal Income Tax Consequences of the Merger

The following discussion summarizes the material U.S. federal income tax consequences of the merger to holders of Unica common stock. This discussion is based upon the provisions of the Internal Revenue Code of 1986, as amended, which we refer to as the Code, the U.S. Treasury Regulations promulgated thereunder and judicial and administrative rulings, all as in effect as of the date of this proxy statement and all of which are subject to change or varying interpretation, possibly with retroactive effect. Any such changes could affect the accuracy of the statements and conclusions set forth herein.

This discussion assumes that holders of Unica common stock hold their shares as capital assets within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all aspects of U.S. federal income taxation that may be relevant to a holder of Unica common stock in light of such holder’s particular circumstances, nor does it discuss the special considerations applicable to holders of our common stock subject to special treatment under the U.S. federal income tax laws, such as, for example, financial institutions or broker-dealers, mutual funds, partnerships or other pass-through entities and their partners or members, tax-exempt organizations, insurance companies, dealers in securities or foreign currencies, traders in securities who elect mark-to-market method of accounting, controlled foreign corporations, passive foreign investment companies, U.S. expatriates, holders who acquired their Unica common stock through the exercise of options or otherwise as compensation, holders who hold their Unica common stock as part of a hedge, straddle, constructive sale or conversion transaction, U.S. holders whose functional currency is not the U.S. dollar, and holders who exercise appraisal rights. This discussion does not address any aspect of foreign, state, local, alternative minimum, estate, gift or other tax law that may be applicable to a U.S. holder.

We intend this discussion to provide only a general summary of the material U.S. federal income tax consequences of the merger to holders of Unica common stock. We do not intend it to be a complete analysis or description of all potential U.S. federal income tax consequences of the merger. The U.S. federal income tax laws are complex and subject to varying interpretation. Accordingly, the Internal Revenue Service may not agree with the tax consequences described in this proxy statement.

If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds Unica common stock, the tax treatment of a partner in such partnership generally will depend on the status of the partner and activities of the partnership. If you are a partner of a partnership holding Unica common stock, you should consult your own tax advisor.

All holders should consult their own tax advisor to determine the particular tax consequences to them (including the application and effect of any state, local or foreign income and other tax laws) of the receipt of cash in exchange for shares of Unica common stock pursuant to the merger.

For purposes of this discussion, the term “U.S. holder” means a beneficial owner of Unica common stock that is, for U.S. federal income tax purposes:

•	an individual citizen or resident of the United States;

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•	a corporation (including any entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	a trust if (1) its administration is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person; or

•	an estate the income of which is subject to U.S. federal income tax regardless of its source.

A “non-U.S. holder” is a beneficial owner (other than a partnership) of Unica common stock that is not a U.S. holder.

U.S. Holders.

The conversion of shares of Unica common stock into cash pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes. A U.S. holder generally will recognize gain or loss for U.S. federal income tax purposes equal to the difference, if any, between the amount of cash received pursuant to the merger and such U.S. holder’s adjusted tax basis in the shares converted into cash pursuant to the merger. Such gain or loss generally will be capital gain or loss, and will be long-term capital gain or loss if the holder’s holding period for such shares exceeds one year as of the date of the merger. Long-term capital gains for certain non-corporate U.S. holders, including individuals, are generally eligible for a reduced rate of federal income taxation. The deductibility of capital losses is subject to limitations. If a U.S. holder acquired different blocks of Unica common stock at different times or different prices, such U.S. holder must determine its tax basis, holding period, and gain or loss separately with respect to each block of Unica common stock.

A U.S. holder may, under certain circumstances, be subject to information reporting and backup withholding at the applicable rate (currently, 28%) with respect to the cash received pursuant to the merger, unless such holder properly establishes an exemption or provides its correct tax identification number and otherwise complies with the applicable requirements of the backup withholding rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules can be refunded or credited against a payee’s U.S. federal income tax liability, if any, provided that such U.S. holder furnishes the required information to the Internal Revenue Service in a timely manner.

Non-U.S. Holders.

Any gain recognized on the receipt of cash pursuant to the merger by a non-U.S. holder generally will not be subject to U.S. federal income tax unless:

•	the gain is effectively connected with a U.S. trade or business of such non-U.S. holder (and, if required by an applicable income tax treaty, is also attributable to a permanent establishment or, in the case of an individual, a fixed base in the United States maintained by such non-U.S. holder), in which case the non-U.S. holder generally will be subject to tax on such gain in the same manner as a U.S. holder and, if the non-U.S. holder is a foreign corporation, such corporation may be subject to branch profits tax at the rate of 30% (or such lower rate as may be specified by an applicable income tax treaty); or

•	the non-U.S. holder is a nonresident alien individual who is present in the United States for 183 days or more in the taxable year of the merger and certain other conditions are met, in which case the non-U.S. holder generally will be subject to a 30% tax on the non-U.S. holder’s net gain realized in the merger, which may be offset by U.S. source capital losses of the non-U.S. holder, if any; or

•	the non-U.S. holder owned (directly, indirectly or constructively) more than 5% of Unica’s outstanding common stock at any time during the five years preceding the merger, and Unica is or has been a “United States real property holding corporation” for U.S. federal income tax purposes during such period. Although there can be no assurances in this regard, Unica does not believe that it is or was a “United States real property holding corporation” for U.S. federal income tax purposes.

A non-U.S. holder will be subject to information reporting and, in certain circumstances, backup withholding (currently, at a rate of 28%) will apply with respect to the cash received by such holder pursuant to the merger, unless such non-U.S. holder certifies under penalties of perjury that it is a non-U.S. holder (and the payor does not have actual knowledge or reason to know that the holder is a United States person as

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defined under the Code) or such holder otherwise establishes an exemption from backup withholding. Backup withholding is not an additional tax and any amounts withheld under the backup withholding rules may be refunded or credited against a non-U.S. holder’s U.S. federal income tax liability, if any.

Appraisal Rights

Under specified circumstances a holder may be entitled to appraisal rights in connection with the merger. If a holder of Unica common stock receives cash pursuant to the exercise of appraisal rights, such holder generally will recognize gain or loss, measured by the difference between the cash received and such holder’s tax basis in such stock. Interest, if any, awarded in an appraisal proceeding by a court would be included in such holder’s income as ordinary income for U.S. federal income tax purposes. Holders of Unica common stock who exercise appraisal rights are urged to consult their own tax advisors.

THE UNITED STATES FEDERAL INCOME TAX DISCUSSION SET FORTH ABOVE IS INCLUDED FOR GENERAL INFORMATION PURPOSES ONLY AND IS NOT A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX CONSEQUENCES RELEVANT TO UNICA STOCKHOLDERS. THE TAX CONSEQUENCES OF THE MERGER MAY VARY DEPENDING UPON THE PARTICULAR CIRCUMSTANCES OF EACH STOCKHOLDER. YOU SHOULD CONSULT YOUR TAX ADVISOR CONCERNING THE FEDERAL, STATE, LOCAL, FOREIGN OR OTHER TAX CONSEQUENCES OF THE MERGER TO YOU.

Regulatory Matters

HSR Act

The closing of the merger is subject to expiration or termination of the applicable waiting periods under the HSR Act and the rules thereunder. Under the HSR Act and the rules thereunder, the merger may not be completed unless certain information has been furnished to the Antitrust Division of the U.S. Department of Justice and to the Federal Trade Commission and applicable waiting periods expire or are terminated. The HSR Act requires the parties to observe a 30-day waiting period (the “initial 30-day waiting period”), during which time the merger may not be consummated, unless that initial 30-day waiting period is terminated early. If, before the expiration of the initial 30-day waiting period, the Antitrust Division of the U.S. Department of Justice or the Federal Trade Commission issues a request for additional information, the parties may not consummate the transaction until 30 days after Unica and IBM have each substantially complied with such request for additional information (unless this period is shortened pursuant to a grant of earlier termination). IBM and Unica will file their respective notification and report forms pursuant to the HSR Act with the Antitrust Division of the Department of Justice and the Federal Trade Commission promptly following the filing of this proxy statement, and each will request early termination of the waiting period.

At any time before the effective time of the merger, the Federal Trade Commission, the Antitrust Division of the U.S. Department of Justice, state attorneys general, or private parties can file suit under the antitrust laws to enjoin consummation of the merger or to impose conditions on the merger. There can be no assurance that the merger will not be challenged on antitrust grounds or, if such a challenge is made, that the challenge will not be successful.

Other Jurisdictions

The completion of the merger is also subject to comparable notifications and review under the antitrust laws of various foreign jurisdictions, including Austria, Brazil and Italy. Unica and IBM have filed or intend to file notifications with the appropriate governmental entities in each of those jurisdictions. Some of these jurisdictions do not require regulatory approval, consent or agreement prior to completing the merger. With respect to jurisdictions that do require regulatory approval, consent or agreement prior to completing the merger, Unica and IBM expect to observe the applicable waiting periods prior to completing the merger. It is possible that any of the governmental entities with which notifications are filed may seek, as conditions for granting approval of the merger, various regulatory concessions. There can be no assurance that Unica and IBM will be able or willing to satisfy or comply with these conditions.

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THE MERGER AGREEMENT

The following summary describes certain material provisions of the merger agreement. This summary is not complete and is qualified in its entirety by reference to the complete text of the merger agreement, which is attached to this proxy statement as Annex A and incorporated into this proxy statement by reference. We urge you to read carefully the merger agreement in its entirety because this summary may not contain all the information about the merger agreement that is important to you.

The merger agreement and the following description have been included to provide you with information regarding the terms of the merger agreement. It is not intended to provide any other factual information about Unica or IBM. Such information can be found elsewhere in this proxy statement and in the other public filings we and IBM make with the SEC, which are available, without charge, at http://www.sec.gov.

The representations and warranties described below and included in the merger agreement were made for the purposes of the merger agreement by Unica and IBM to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the merger agreement and may be subject to important qualifications and limitations agreed to by Unica and IBM in connection with negotiating the terms of that agreement. Moreover, the representations and warranties may be subject to a contractual standard of materiality that may be different from what may be viewed as material to stockholders, or may have been made for the purpose of allocating risk between Unica and IBM rather than establishing the matters addressed by such representations and warranties as facts. The merger agreement is described in this proxy statement and included as Annex A only to provide you with information regarding its terms and conditions, and not to provide any other factual information regarding Unica and IBM or their respective businesses.

The Merger

Subject to the terms and conditions of the merger agreement and in accordance with Delaware law, at the effective time of the merger, merger sub, a wholly-owned subsidiary of IBM and a party to the merger agreement, will merge with and into us. We will survive the merger as a wholly-owned subsidiary of IBM and the separate corporate existence of merger sub will cease.

Effective Time; Closing

The merger will become effective upon the filing of a certificate of merger with the Secretary of State of the State of Delaware or at such later time as is agreed upon by IBM and us and specified in the certificate of merger. The filing of the certificate of merger will occur as soon as practicable on or after the date of closing, which will take place on a date to be specified by IBM, merger sub and us and which will be no later than the second business day after satisfaction or waiver of the conditions to the closing of the merger set forth in the merger agreement and described in this proxy statement, or at such other time as is agreed upon by IBM and us. Although we expect to complete the merger as soon as possible following the special meeting of our stockholders (if our stockholders adopt the merger agreement), we cannot specify when or assure that we and IBM will satisfy or waive all of the conditions to the closing of the merger. See “— Conditions to the Closing of the Merger” beginning on page 58.

Merger Consideration

The merger agreement provides that each share of our common stock outstanding immediately prior to the effective time of the merger (other than shares held by us, IBM, merger sub or by holders properly exercising appraisal rights under Delaware law) will be converted at the effective time of the merger into the right to receive $21.00 in cash, without interest and less any applicable withholding taxes.

If any of our stockholders perfect appraisal rights with respect to any of our shares of common stock, then we will treat those shares as described under “The Merger — Appraisal Rights” beginning on page 38.

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Treatment of Stock Options, Restricted Stock Units and Purchase Rights

Stock Options

At the effective time of the merger, each outstanding option to acquire our common stock granted under our 1993 stock option plan and our 2003 stock option plan will be cancelled and will be converted into the right of the holder thereof to receive an amount, in cash, without interest and less any applicable withholding taxes, payable at or as soon as practicable following the effective time of the merger, equal to the product of:

•	The number of shares of our common stock that are subject to such option immediately prior to the effective time, and

•	The excess, if any, of the merger consideration of $21.00 per share over the exercise price per share of the common stock subject to such option.

Holders of outstanding options to acquire our common stock granted under our 2005 stock incentive plan that are vested or that are vesting in connection with the merger will be offered the opportunity to have their options treated as described above for the options outstanding under our 1993 and 2003 stock option plans, which we refer to as being “cashed out”. Each outstanding option to acquire our common stock granted under our 2005 stock incentive plan that is vested or that is vesting in connection with the merger whose holder chooses not to have cashed out and any other option not being cancelled in the manner described in the prior paragraph, whether or not vested, will be converted into an option to acquire, on substantially the same terms and conditions as were applicable to such option prior to the effective time of the merger, the number of shares of common stock of IBM equal to the product of:

•	The number of shares of our common stock that are subject to such option, and

•	The exchange ratio, as described below, rounded down to the nearest whole IBM share.

The exchange ratio is a fraction, the numerator of which is the merger consideration of $21.00 per share and the denominator of which is the average closing price per share of the common stock of IBM on the New York Stock Exchange Composite Transactions Tape on the 20 trading days immediately prior to the closing date of the merger. The exercise price per share of common stock of IBM as of immediately following such conversion will be equal to the per share exercise price for the shares of our common stock otherwise purchasable pursuant to such option divided by the exchange ratio, rounded up to the nearest whole cent.

Restricted Stock Units

IBM will pay to each holder of our restricted stock units, promptly (but in no event later than 20 business days) after each applicable date after the closing date of the merger on which any restricted stock unit held by such holder at the effective time of the merger would have vested (each such date is referred to herein as a “lapse date”) pursuant to the terms of our stock plans or the terms of any such restricted stock unit as in effect immediately prior the effective time, an amount, in cash, equal to the product of:

•	The merger consideration of $21.00 per share, and

•	The number of restricted stock units held by the holder at the effective time of the merger that, on any particular lapse date, would have vested pursuant to the terms of our stock plans or the terms of any such restricted stock unit as in effect immediately prior the effective time, provided that if such holder’s employment with IBM terminates for any reason on or before any such lapse date, IBM will have no obligation to pay such amount with respect to such lapse date or any subsequent lapse date, other than with respect to restricted stock units that vest pursuant to our stock plans or the terms of any such restricted stock units as in effect immediately prior to the effective time or any provisions for acceleration of vesting contained in an offer letter or other individual agreement that IBM enters into with such holder.

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Purchase Rights

Pursuant to the merger agreement, the next offering/purchase period under our 2005 employee stock purchase plan will not begin until further action is taken by our board of directors and if the merger is consummated, our 2005 employee stock purchase plan will terminate, effective upon the effective time of the merger.

Surrender of Stock Certificates; Payment of Merger Consideration; Lost Certificates

Prior to the effective time of the merger, IBM will designate a paying agent and, from time to time after the effective time of the merger, IBM will make available to the paying agent funds in amounts as necessary for the payment of the merger consideration.

As soon as reasonably practicable after the effective time of the merger, the paying agent will mail to each person who was a holder of record of our common stock immediately prior to the effective time of the merger a letter of transmittal containing instructions for exchanging certificates representing such shares of our common stock. Such letter of transmittal will be accompanied by a substitute IRS Form W-9 or the applicable IRS Form W-8. After the effective time of the merger, each holder of a certificate previously representing such shares of our common stock will, upon surrender to the paying agent of a certificate, together with a properly completed letter of transmittal, be entitled to receive the merger consideration of $21.00 in cash, less any applicable withholding taxes, for each share of our common stock represented by such certificate.

No interest will be paid or shall accrue on the cash payable upon surrender of any such certificate. The cash paid upon surrender of any such certificate will be deemed to have been paid in full satisfaction of all rights pertaining to the shares of our common stock formerly represented by such certificate.

If any such certificate has been lost, stolen, defaced or destroyed, the paying agent or the surviving corporation, as the case may be, will pay the merger consideration with respect to each share of our common stock formerly represented by such certificate upon the making of an affidavit of that fact by the person claiming such certificate to be lost, stolen, defaced or destroyed and, if required by the surviving corporation, the posting by such person of a bond in an amount as the surviving corporation may direct as indemnity against any claim that may be made against the surviving corporation with respect to such certificate.

At any time following the six-month anniversary of the closing date of the merger, the surviving corporation may require the paying agent to deliver to it any funds previously made available to the paying agent that have not been disbursed to holders of certificates that formerly represented shares of our common stock. After that point, stockholders will no longer be able to receive the merger consideration from the paying agent. Instead, they will be required to seek to obtain the merger consideration only from IBM and the surviving corporation and in so doing will be treated as general creditors with respect to the payment of any such merger consideration, without any interest thereon.

Directors and Officers

The merger agreement provides that merger sub’s directors and officers immediately prior to the effective time of the merger will be the directors and officers, respectively, of the surviving corporation until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

Representations and Warranties

We have made a number of representations and warranties to IBM and merger sub in the merger agreement regarding aspects of our business and other matters pertinent to the merger. The topics covered by these representations and warranties include the following:

•	our and our subsidiaries’ organization, good standing and qualification and similar corporate matters;

•	our subsidiaries;

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•	our and our subsidiaries’ capital structure;

•	our corporate power and authority to execute and deliver the merger agreement, to consummate the merger and the other transactions contemplated by the merger agreement and to comply with the terms of the merger agreement;

•	the enforceability of the merger agreement against us;

•	the approval of our board of directors of the merger agreement;

•	the recommendation of our board of directors that our stockholders vote to adopt the merger agreement;

•	the absence of any violation of our charter documents, certain contracts or laws or judgments to which we are subject as a result of our execution and delivery of the merger agreement and our consummation of the merger;

•	the consents, approvals, notices and other similar actions with respect to governmental entities required as a result of our execution and delivery of the merger agreement and our consummation of the merger;

•	the filing of required reports and other documents by us with the SEC, the compliance of such reports and documents with the applicable requirements of the federal securities laws, rules and regulations, the compliance of our financial statements included in such reports and documents with applicable accounting requirements and the rules and regulations of the SEC, the absence of any outstanding or unresolved comments received by us from the SEC and the absence of certain types of undisclosed liabilities;

•	compliance with the Sarbanes-Oxley Act of 2002;

•	the preparation of our financial statements included in our reports and documents filed with the SEC in accordance with GAAP;

•	the absence of any joint venture, off-balance sheet partnership or other similar arrangement entered into for the purpose of, intended to, or with the known result of, avoiding the disclosure of any material transaction or liability;

•	the maintenance by us of internal control over financial reporting and disclosure controls and procedures designed to ensure timely and adequate reporting;

•	the accuracy of the information supplied by us in connection with this proxy statement;

•	the conduct of our and our subsidiaries’ respective businesses in the ordinary course of business consistent with past practice, in each case from September 30, 2009 to the date of the merger agreement;

•	the absence, in each case from September 30, 2009 to the date of the merger agreement, of:

•	any material adverse effect;

•	certain dividends or other distributions on our or our subsidiaries’ capital stock;

•	any splits, combinations or reclassifications of, or issuances of securities in respect of, our or our subsidiaries’ capital stock;

•	grants by us or our subsidiaries to our or our subsidiaries’ personnel of any bonus or award opportunity, any loan or any increase in any type of compensation or benefits, except for grants of normal bonus opportunities and normal increases of base cash compensation in the ordinary course of business consistent with past practice;

•	any grant of any severance, separation, change in control or retention benefits;

•	any adoption or establishment of, or entry into, any amendment of, modification to or termination of, any employee benefit;

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•	any grants or amendments of any award under any benefit plan or benefit agreement;

•	any action that is reasonably likely to result in the acceleration of vesting or payment of any rights, compensation, benefits or funding obligations under any benefit plan or benefit agreement;

•	any material change in financial or tax accounting methods, principles or practices, except as required by GAAP or law;

•	any material tax election or change in any material tax election;

•	any settlement of material tax liabilities;

•	any material write-down of material assets; and

•	any licensing or other agreement with regard to the acquisition or disposition of any material intellectual property or rights to material intellectual property, other than non-exclusive licenses granted in the ordinary course of business consistent with past practice;

•	the continuation of pricing, sales, receivables and payables practices in the ordinary course of business consistent with past practice and the absence of any promotional sales or discount activity, except in the ordinary course of business consistent with past practice, in each case since September 30, 2009;

•	certain pending and threatened litigation;

•	specified and material contracts;

•	our possession of all permits necessary to operate our business;

•	our compliance with all applicable laws and judgments;

•	the absence, since September 30, 2009, of changes in our benefit plans or employment agreements;

•	environmental matters;

•	employee benefits matters;

•	tax matters;

•	title to our material properties and tangible assets, the sufficiency of such material properties and tangible assets to operate our and our subsidiaries’ respective businesses and our rights to use our leased tangible properties and assets;

•	our intellectual property;

•	our insurance policies;

•	the absence of unlawful payments;

•	the inapplicability of any state takeover or similar statute or regulation to the merger agreement and the merger;

•	the required vote of our stockholders;

•	our engagement of, and payment of fees to, brokers, investment bankers and financial advisors, and fees payable by us to other advisors in connection with the merger agreement and the merger;

•	our receipt of a fairness opinion from Jefferies & Company, Inc.; and

•	our relationship with our auditors.

Some of our representations and warranties are qualified by a material adverse effect standard. The merger agreement provides that a material adverse effect is any state of facts, change, development, event, effect, condition, occurrence, action or omission that, individually or in the aggregate, is reasonably likely to:

•	result in a material adverse effect on the business, assets, properties, financial condition or results of operations of us and our subsidiaries, taken as a whole; or

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•	prevent, materially impede or materially delay the consummation by us of the merger or the other transactions contemplated by the merger agreement; or

•	result in a material impairment on the ability of IBM and its subsidiaries to continue operating our business and our subsidiaries’ businesses after the closing of the merger in substantially the same manner as they were operated immediately prior to the date of the merger agreement;

provided that none of the following will be deemed either alone or in combination to constitute, and none of the following will be taken into account in determining whether there has been or would be, a material adverse effect:

•	general, legal, market, economic or political conditions affecting the industry in which we operate, provided that such conditions do not disproportionately affect us and our subsidiaries, taken as a whole, in relation to other companies in such industry;

•	changes affecting general worldwide economic or capital market conditions (including changes in interest or exchange rates), provided that such changes do not disproportionately affect us and our subsidiaries, taken as a whole, in relation to other companies in the industry in which we operate;

•	the pendency or announcement of the merger agreement or the anticipated consummation of the merger, including, without limitation, any reaction of any customer, employee, supplier, reseller, partner or other constituency to the identity of IBM or any of the transactions contemplated by the merger agreement;

•	any suit, claim, action or proceeding that does not have a reasonable likelihood of success on the merits, whether commenced or threatened, which asserts allegations of a breach of fiduciary duty relating to the merger agreement, violations of securities laws in connection with this proxy statement or otherwise in connection with any of the transactions contemplated by the merger agreement;

•	any decrease in the market price or trading volume of our common stock (provided that the underlying cause or causes of any such decrease may be deemed to constitute, in and of itself or themselves, a material adverse effect and may be taken into consideration when determining whether there has occurred a material adverse effect);

•	our failure to meet any internal or published projections, forecasts or other predictions or published industry analyst expectations of financial performance (provided that the underlying cause or causes of any such failure may be deemed to constitute, in and of itself and themselves, a material adverse effect and may be taken into consideration when determining whether there has occurred a material adverse effect);

•	any change in GAAP or applicable laws which occurs or becomes effective after the date of the merger agreement;

•	actions or omissions of us or any of our subsidiaries taken with the prior written consent of IBM; and

•	any natural disaster, any act or threat of terrorism or war anywhere in the world, any armed hostilities or terrorist activities anywhere in the world, any threat or escalation of armed hostilities or terrorist activities anywhere in the world to the extent they do not disproportionately affect us and our subsidiaries, taken as a whole, in relation to other companies in the industry in which we operate.

IBM and merger sub have made a number of representations and warranties to us regarding various matters pertinent to the merger. The topics covered by these representations and warranties include the following:

•	their organization and good standing;

•	their corporate power and authority to execute and deliver the merger agreement and consummate the merger;

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•	the absence of any violation of IBM’s charter documents, certain contracts or laws and judgments applicable to IBM as a result of IBM’s execution and delivery of the merger agreement and the consummation of the merger;

•	the enforceability of the merger agreement against them;

•	the accuracy of information supplied by IBM and merger sub for inclusion in this proxy statement;

•	merger sub’s lack of prior operating activity;

•	having sufficient funds for payments under the merger agreement; and

•	that neither IBM nor merger sub is an “interested stockholder” under Delaware’s takeover statute.

The representations and warranties of each of the parties to the merger agreement will expire upon the consummation of the merger.

Covenants

Conduct of Our Business Prior to the Merger

In the merger agreement, we have agreed that before the effective time of the merger, subject to certain exceptions, we will carry on our, and we will cause each of our subsidiaries to carry on their, business in the ordinary course consistent with past practice and use commercially reasonable efforts to comply with all applicable laws and, to the extent consistent therewith, use commercially reasonable efforts to keep available the services of present officers, software developers and other employees, to preserve assets and technology and relationships with customers, suppliers, licensors, licensees, distributors and others having material business dealings with us and our subsidiaries and to maintain franchises, rights and permits.

In addition, we have agreed, with specified exceptions, to various restrictions, including restrictions on our and our subsidiaries’ ability to:

•	declare, set aside or pay any dividends on, or make any other distributions in respect of, capital stock or other equity or voting interests;

•	split, combine or reclassify capital stock or other equity or voting interests, or issue any other securities in respect of, in lieu of or in substitution for, capital stock or other equity or voting interests;

•	purchase, redeem or otherwise acquire any capital stock, other equity or voting interests or any other of our or our subsidiaries’ securities, or any options, warrants, calls or rights to acquire any such capital stock or other securities;

•	take any action that would result in any amendment, modification or change of any of our or our subsidiaries’ indebtedness;

•	issue, deliver, sell, pledge or otherwise encumber any capital stock, other equity or voting interests or equity equivalents, subject to certain exceptions, or securities convertible into, or exchangeable or exercisable for, or any options, warrants, calls or rights to acquire, any such stock, interests or equity equivalents;

•	amend or propose to amend our or our subsidiaries’ organizational documents;

•	acquire, or agree to acquire, any business or division thereof, or any assets other than immaterial assets in the ordinary course of business consistent with past practice;

•	sell, lease, license or encumber any of our material properties or assets, subject to certain exceptions for actions in the ordinary course of business consistent with past practice;

•	repurchase, prepay or incur any indebtedness;

•	issue or sell rights to acquire any debt securities;

•	guarantee any debt securities of another person;

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•	make any loans, advances or capital contributions to, or investments in, any person, other than us or any of our direct or indirect wholly owned subsidiaries;

•	incur or commit to incur any capital expenditures that individually are in excess of $375,000 or in the aggregate are in excess of $750,000;

•	pay, discharge, settle or satisfy any claims (including any claims of stockholders or stockholder litigation relating to the merger agreement), liabilities or obligations, other than the payment, discharge, settlement or satisfaction in the ordinary course of business consistent with past practice, or as required by their terms, of claims, liabilities or obligations reserved against in our most recent audited financial statements or incurred after the date of such financial statements in the ordinary course of business consistent with past practice, or incurred in connection with the transactions contemplated by the merger agreement;

•	waive, relinquish, release, grant, transfer or assign any right of material value;

•	waive any material benefit of, or agree to modify in any adverse respect, or fail to enforce, or consent to any matters to which our consent is required under, any confidentiality, standstill or similar contract to which we or our subsidiaries are a party or bound;

•	enter into, modify or amend in any material respect or exercise any right to renew, any lease or sublease of real property;

•	acquire any interest in real property;

•	modify or amend in any material respect, or accelerate, terminate or cancel, any material contract or waive any right to enforce, relinquish, release, transfer or assign any rights or claims thereunder, other than immaterial modifications or amendments made in the ordinary course of business consistent with past practice;

•	adopt, establish, enter into, terminate, amend or modify any benefit plan or benefit agreement; increase the compensation or benefits of our personnel; make any payments not provided for under the benefit plans and benefit agreements in effect on the date of the merger agreement; grant or amend any award under any benefit plan or remove or modify existing restrictions in any benefit plan or benefit agreement or award made thereunder; grant or pay any severance, separation, change in control, termination, retention or similar compensation or benefits to, or increase in any manner such compensation or benefits of, any personnel; enter into any trust, annuity or insurance contract or similar agreement or take any other action to fund or secure the payment of compensation or benefits under any benefit plan or benefit agreement; take any action to accelerate, or that could reasonably be expected to result in the acceleration of, the timing of payment or vesting of any rights, compensation, benefits or funding obligations under any benefit plan or benefit agreement or otherwise; or make any material determination under any benefit plan or benefit agreement that is inconsistent with the ordinary course of business or past practice;

•	form any subsidiary;

•	enter into any contract which would conflict with, or be violated by, the consummation of the merger or compliance with the merger agreement;

•	enter into any contract containing any restriction on our or our subsidiaries’ ability to assign all or any portion of its rights, interests or obligations thereunder, unless such restriction expressly excludes any assignment to IBM;

•	take any action or fail to take any action if such action or failure to act could reasonably be expected to result in any representation and warranty of us set forth in the merger agreement that is qualified as to materiality becoming untrue (as so qualified) or any such representation and warranty that is not so qualified becoming untrue in any material respect;

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•	except as required by law, adopt or enter into any collective bargaining agreement or other labor union contract applicable to our employees or the employees of any of our subsidiaries;

•	write-down any of our material assets, including any intellectual property, or make any change in any financial or tax accounting principle, method or practice other than as required by GAAP or applicable law;

•	make or change any tax election;

•	engage in any of the following activities:

•	trade loading practices or any other promotional sales or discount activities with any customers or distributors with the effect of accelerating to prior fiscal quarters (including the current fiscal quarter) sales that would otherwise be expected to occur in subsequent fiscal quarters;

•	any practice which would have the effect of accelerating to prior fiscal quarters (including the current fiscal quarter) collections of receivables that would otherwise be expected to be made in subsequent fiscal quarters;

•	any practice which would have the effect of postponing to subsequent fiscal quarters payments by us that would otherwise be expected to be made in prior fiscal quarters (including the current fiscal quarter); or

•	any other promotional sales or discount activity in a manner outside the ordinary course of business or inconsistent with past practice;

•	take any action or fail to take any action which would result in the material loss or reduction of value of our and our subsidiaries’ intellectual property, taken as a whole;

•	enter into, extend or renew certain types of specified contracts; and

•	authorize, commit, resolve or agree to take any of the foregoing actions.

No Solicitation of Acquisition Proposals

We have agreed that we will not, and will not authorize or permit any of our subsidiaries to, nor will we authorize or permit any of our or our subsidiaries’ directors, officers or employees or any of our or their investment bankers, attorneys, accountants or other advisors or representatives to, directly or indirectly:

•	solicit, initiate or knowingly encourage, or take any other action to knowingly facilitate, any takeover proposal or any inquiries or the making of any proposal that could reasonably be expected to lead to a takeover proposal (as defined in the merger agreement and described below under the heading “— Covenants — Board Recommendation” beginning on page 55); or

•	enter into, continue or otherwise participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, or otherwise cooperate with any person with respect to, any takeover proposal.

Despite these general prohibitions, at any time prior to the adoption of the merger agreement by our stockholders and subject to the conditions described below, we may, and may permit and authorize our subsidiaries and our and our subsidiaries’ representatives to:

•	furnish information to a person making a bona fide written unsolicited takeover proposal (and its representatives) pursuant to a confidentiality agreement which contains terms that are no less restrictive than those contained in the confidentiality agreement between us and IBM, provided that all such information has been provided, or is concurrently provided, to IBM; and

•	participate in discussions or negotiations with, and only with, the person making such takeover proposal (and its representatives) regarding such takeover proposal.

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We may only take these actions if:

•	our board of directors determines in good faith that such takeover proposal is, or could reasonably be expected to lead to, a superior proposal (as defined in the merger agreement and described below);

•	the takeover proposal did not result from our breach of the merger agreement;

•	we comply with our obligations to advise IBM, orally and in writing, as promptly as possible and in any event within 24 hours of receipt of:

•	any takeover proposal or request for information or inquiry that we reasonably believe could lead to or contemplates a takeover proposal; and

•	the identity of the person making the takeover proposal, request or inquiry and the terms and conditions of such takeover proposal, request or inquiry (or any modification thereof);

•	we comply with our obligations to provide to IBM promptly upon receipt or delivery thereof, copies of all documents and material written or electronic communications relating to any such takeover proposal, request or inquiry exchanged between us, our subsidiaries or any of our or our subsidiaries’ directors, officers, employees, investment bankers, attorneys, accountants and other advisors or representatives, on the one hand, and the person making the takeover proposal or any of its affiliates, or their respective officers, directors, employees, investment bankers, attorneys, accountants or other advisors and representatives, on the other hand; and

•	we comply with our obligations to (on a daily basis at mutually agreeable times) advise IBM of the progress of negotiations concerning any takeover proposal, the material resolved and unresolved issues related thereto and any other matters that are related to the takeover proposal identified with reasonable specificity by IBM.

Board Recommendation

The merger agreement provides that neither our board of directors nor any committee of our board will, or will agree or resolve to:

•	withdraw or modify in a manner adverse to IBM or merger sub, or propose publicly to withdraw or modify in a manner adverse to IBM or merger sub, the recommendation or declaration of advisability by our board of directors or any committee of our board of the merger agreement or the merger (any such action, resolution or agreement to take such action being referred to as an “adverse recommendation change”);

•	recommend, declare advisable or propose to recommend or declare advisable, any takeover proposal, or resolve or agree to take any such action; or

•	cause or permit us to enter into any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, option agreement, joint venture agreement, partnership agreement or other agreement constituting or related to, or which is intended to or is reasonably likely to lead to, any takeover proposal (other than a confidentiality agreement, as discussed above).

Notwithstanding the foregoing, subject to the conditions described below, our board of directors may, at any time prior to the adoption of the merger agreement by our stockholders, in response to a superior proposal or an intervening event (as defined in the merger agreement and as described below under this heading), effect an adverse recommendation change. Our board of directors may only effect an adverse recommendation change if:

•	our board of directors determines in good faith, after consultation with its outside legal counsel and a financial advisor of nationally recognized reputation, that the failure to do so is reasonably likely to result in a breach of its fiduciary duties to our stockholders under applicable law;

•	our board of directors provides prior written notice to IBM (an “adverse recommendation change notice”) that our board of directors is prepared to effect an adverse recommendation change and

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provides to IBM the most current version of any written agreement relating to the superior proposal or provides information describing the intervening event in reasonable detail;

•	IBM has been given five business days to make a proposal that would, in the good faith judgment of our board of directors (after consultation with a financial advisor of national reputation and outside legal counsel), cause the superior proposal to no longer constitute a superior proposal or obviate the need for an adverse recommendation change as a result of the intervening event (any amendment or modification of such superior proposal requiring a new adverse recommendation change notice and a new three business day period); and

•	during the five or three business day period, as applicable, before our board of directors effects an adverse recommendation change, we negotiate in good faith with IBM regarding any revisions to the terms of the merger and the other transactions contemplated by the merger agreement proposed by IBM.

The covenant in the merger agreement generally prohibiting us from soliciting takeover proposals does not prevent us from complying with Rule 14d-9 and 14e-2(a) promulgated under the Securities Exchange Act or from making any disclosure to our stockholders if our board of directors determines in good faith that failure to so disclose would be inconsistent with applicable law; provided, however, that in no event will we or our board of directors take, agree or resolve to take any action with respect to an adverse recommendation change that is prohibited by the merger agreement.

A “takeover proposal” means any inquiry, proposal or offer from any person (other than IBM or merger sub or their affiliates) relating to, or that could reasonably be expected to lead to, in one or a series of transactions, any merger, consolidation, business combination, recapitalization, liquidation or dissolution involving us or any direct or indirect acquisition, including by way of merger, consolidation, tender offer, exchange offer, stock acquisition, asset acquisition or similar transaction, of:

•	assets or businesses that constitute or represent 10% or more of the total revenue, net income, EBITDA or assets of us and our subsidiaries, taken as a whole; or

•	10% or more of the outstanding shares of our common stock or of any class of capital stock of, or other equity or voting interests in, one or more of our subsidiaries which, in the aggregate, directly or indirectly hold the assets or businesses referred to above.

A “superior proposal” means any binding bona fide written offer of any person (other than IBM or merger sub or their affiliates) which did not result from a breach of the non-solicitation covenants contained in the merger agreement and that, if consummated, would result in such person or its stockholders acquiring:

•	more than 50% of the voting power of our common stock; or

•	all or substantially all of our and our subsidiaries’ assets, taken as a whole; and

which offer, in the good faith judgment of our board of directors, after consulting with a financial advisor of national reputation and outside legal counsel, (i) provides consideration which is more favorable to our stockholders than the consideration provided in the merger (taking into account all of the terms and conditions of such offer and the merger agreement (including any changes to the terms of the merger agreement proposed by IBM in response to such superior proposal or otherwise)) and (ii) is reasonably capable of being completed, taking into account all financial, legal, regulatory and other aspects of such proposal.

An “intervening event” is an event, circumstance, fact or other information unknown to our board of directors as of the date of the merger agreement which becomes known before our stockholders adopt the merger agreement and which causes our board of directors to reasonably conclude in good faith, after consultation with its outside legal counsel and a financial advisor of nationally recognized reputation, that its failure to effect an adverse recommendation change is reasonably likely to result in a breach of its fiduciary duties to our stockholders under applicable law. The term “intervening event” does not include the receipt, existence or terms of a takeover proposal or any matter relating to a takeover proposal or any consequence of a takeover proposal.

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Stockholders Meeting

We have agreed, subject to any applicable legal restraints, to convene and hold a stockholders meeting, for the purpose of the adoption of the merger agreement by our stockholders, on the 30th calendar day (or first business day thereafter) immediately following the date of mailing of the definitive proxy statement to our stockholders. Notwithstanding the foregoing, we may:

•	extend the date of the stockholders meeting to the extent (and only to the extent) necessary to obtain a quorum of the stockholders to vote on the adoption of the merger agreement (and we are required to use commercially reasonable efforts to obtain such a quorum as promptly as practicable);

•	adjourn or postpone the stockholders meeting to the extent (and only to the extent) we reasonably determine that such an adjournment or postponement is required by applicable law to comply with comments made by the SEC with respect to the proxy statement; and

•	if we receive a new takeover proposal, the price or material terms of a previously received takeover proposal are modified or amended or an intervening event occurs, in any such case during the five calendar day period immediately prior to the day of the stockholders meeting, delay the stockholders meeting until the date that is the fifth business day after the date on which the stockholders meeting would otherwise have been held; provided, however, that we may delay the stockholders meeting pursuant to this clause related to a takeover proposal or intervening event no more than once.

We are required to hold the stockholders meeting regardless of whether our board of directors determines prior to the date of such meeting that the merger agreement is no longer advisable, recommends that our stockholders reject the merger agreement or makes any other adverse recommendation change. Further, our obligation to hold the stockholders meeting will not be affected by the commencement, public proposal, public disclosure or communication to us or any other person of any takeover proposal.

Efforts to Consummate the Merger; Regulatory Matters

We, IBM and merger sub have each agreed to use commercially reasonable efforts to take, or cause to be taken, all actions that are necessary, proper or advisable to consummate the merger, including using commercially reasonable efforts to accomplish the following:

•	satisfying the conditions to closing, as discussed below under “— Conditions to the Closing of the Merger” beginning on page 58;

•	obtaining all necessary actions or non-actions, waivers, consents, approvals, orders and authorizations from, and giving of any necessary notices to, governmental entities and other persons and the making of all necessary registrations, declarations and filings (including filings under the HSR Act);

•	taking all reasonable steps to provide any supplemental information requested by a governmental entity, including participating in meetings with officials of such entity;

•	taking all reasonable steps as may be necessary to avoid any suit, claim, action, investigation or proceeding by any governmental entity or third party; and

•	obtaining all necessary consents, approvals or waivers from any third party.

However, IBM is not required to agree to, or offer to, divest or hold separate, or enter into any licensing, business restriction or similar arrangement with respect to, any assets or any portion of its or its subsidiaries’ businesses and we have also agreed not to agree to, or offer to, divest or hold separate or enter into any such arrangement with respect to our or our subsidiaries’ assets or any portion of our or our subsidiaries’ businesses without the prior written consent of IBM. Furthermore, IBM and its subsidiaries are not obligated to litigate or participate in the litigation of any suit, claim, action or proceeding brought by any governmental entity which:

•	challenges or seeks to restrain or prohibit the consummation of the merger or the other transactions contemplated by the merger agreement, including transactions under the stockholders agreement;

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•	seeks to obtain damages from IBM or its subsidiaries in relation to the merger or the other transactions contemplated by the merger agreement, including transactions under the stockholders agreement;

•	seeks to prohibit or limit in any respect, or place any conditions on, the ownership or operation of all or any portion of our or IBM’s business or assets or any of our or IBM’s products or our or IBM’s respective subsidiaries’ business or assets or any of their products, as a result of or in connection with the merger or any of the other transactions contemplated by the merger agreement;

•	seeks to require any such party to dispose of, license or hold separate all or any portion of its business or assets or any product, as a result of or in connection with the merger or any of the other transactions contemplated by the merger agreement;

•	seeks to impose limitations on the ability of IBM or its affiliates to acquire or hold, or exercise full rights of ownership of, any shares of its subsidiaries or our or the surviving corporation’s common stock; or

•	seeks to prohibit IBM or its affiliates from effectively controlling any of the business or operations of us, our subsidiaries or IBM’s subsidiaries, or prevent us, our subsidiaries or IBM’s subsidiaries from operating their business in substantially the same manner as operated immediately prior to the date of the merger agreement.

Conditions to the Closing of the Merger

Our, IBM’s and merger sub’s obligations to effect the merger are subject to the satisfaction or waiver of the following conditions:

•	the adoption of the merger agreement by our stockholders;

•	the expiration or termination of any waiting period applicable to the merger required under the HSR Act;

•	the receipt of any other approval or the termination or expiration of any other waiting period under any other applicable competition, merger control, antitrust or similar law that is applicable to the merger; and

•	the absence of any temporary restraining order, preliminary or permanent injunction, or other judgment, order or decree issued by a court of competent jurisdiction or other legal restraint or prohibition that has the effect of preventing the consummation of the merger.

IBM’s and merger sub’s obligations to effect the merger are further subject to the satisfaction by us or waiver by them of the following conditions:

•	our representations and warranties contained in the merger agreement that are qualified as to materiality or material adverse effect shall be true and correct as so qualified, and our representations and warranties that are not so qualified shall be true and correct in all material respects, in each case as of the date of the merger agreement and as of the closing date of the merger, except that the accuracy of representations and warranties that by their terms speak as of a specified date will be determined as of that date, and IBM shall have received a certificate to that effect;

•	our performance, in all material respects, of all obligations required to be performed by us under the merger agreement at or prior to the closing date, and IBM shall have received a certificate to that effect;

•	the absence of any claim, suit, action or proceeding brought or threatened by a governmental entity:

•	challenging or seeking to restrain or prohibit the consummation of the merger or challenging the merger agreement;

•	seeking to obtain material damages from IBM or its subsidiaries;

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•	seeking to prohibit or limit in any respect, or place conditions on, the ownership or operation by us, IBM or our or its respective affiliates of all or any portion of the business or assets or any product, or requiring any such party to dispose of, license or hold separate all or any portion of the business or assets or any product of us, IBM or any of our or its subsidiaries, in each case, as a result of or in connection with the merger or any of the other transactions contemplated by the merger agreement;

•	seeking to impose limitations on the ability of IBM or any of its affiliates to acquire or hold, or exercise full rights of ownership of, our common stock or the common stock of the surviving corporation or any of IBM’s subsidiaries;

•	seeking to prohibit IBM or any of its affiliates from effectively controlling any of the business or operations of us or our or IBM’s subsidiaries; or

•	seeking to prevent us or our or IBM’s subsidiaries from operating our or their respective businesses in substantially the same manner as operated by us or them prior to the date of the merger agreement;

•	the absence of any temporary restraining order, preliminary or permanent injunction or other judgment, order or decree issued by a court of competent jurisdiction that could reasonably be expected to result, directly or indirectly, in any of the effects described in the immediate preceding condition;

•	IBM shall have received evidence, in form and substance reasonably satisfactory to it, that IBM or we have obtained all material consents, approvals, authorizations, qualifications and orders of all governmental entities legally required to effect the merger and all consents, licenses, approvals and waivers agreed to by us, IBM and merger sub; and

•	a material adverse effect has not occurred with respect to us since the date of the merger agreement, and IBM shall have received a certificate to that effect.

Our obligations to effect the merger are subject to the further satisfaction by IBM and/or merger sub or waiver by us of the following conditions:

•	IBM’s and merger sub’s representations and warranties contained in the merger agreement that are qualified as to materiality shall be true and correct as so qualified, and the representations and warranties that are not so qualified shall be true and correct in all material respects, in each case as of the date of the merger agreement and as of the closing date of the merger, except that the accuracy of representations and warranties that by their terms speak as of a specified date will be determined as of that date, and we shall have received a certificate to that effect; and

•	IBM’s and merger sub’s performance, in all material respects, of all obligations required to be performed by them under the merger agreement at or prior to the closing date of the merger, and we shall have received a certificate to that effect.

Termination of the Merger Agreement

The merger agreement may be terminated under the following circumstances:

•	by our, IBM’s and merger sub’s mutual written consent;

•	by either IBM or us if:

•	the merger is not consummated by the date that is six months from the date of the merger agreement, but this right to terminate the merger agreement will not be available to any party whose action or failure to act has been a principal cause of or resulted in the failure of the merger to occur on or before such date and such action or failure to act constitutes a breach of the merger agreement;

•	any temporary restraining order, preliminary or permanent injunction, or other judgment, order or decree issued by a court of competent jurisdiction or other legal restraint or prohibition having the effect of preventing the consummation of the merger is in effect and has become final and nonappealable; or

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•	our stockholders do not adopt the merger agreement at the stockholders meeting (or at any adjournment or postponement thereof) that we have called and held for such purpose;

•	by us if IBM breaches a representation or warranty or fails to perform a covenant or other agreement contained in the merger agreement so that the related closing conditions cannot be satisfied and such breach or failure to perform cannot be cured by IBM or merger sub within 30 business days after such breach or failure to perform, or if such breach or failure to perform is curable by such date, IBM or merger sub, as the case may be, does not commence to cure such breach or failure to perform within 10 business days after receipt of written notice from us and diligently pursue such cure thereafter; or

•	by IBM if:

•	we deliver a notice to IBM that our board of directors has withdrawn or modified its recommendation that the merger agreement or the merger or both are advisable in a manner adverse to IBM or merger sub or such an adverse recommendation change has occurred;

•	we breach a representation or warranty or fail to perform a covenant or other agreement contained in the merger agreement so that the related closing conditions cannot be satisfied and such breach or failure to perform cannot be cured by us within 30 business days after such breach or failure to perform, or if such breach or failure to perform is curable by such date, we do not commence to cure such breach or failure to perform within 10 business days after receipt of written notice from IBM and diligently pursue such cure thereafter; or

•	any temporary restraining order, preliminary or permanent injunction or other judgment, order or decree issued by a court of competent jurisdiction or other legal restraint or prohibition is in effect and has become final and nonappealable that has the effect of (i) restraining or prohibiting the consummation of the merger, (ii) requiring payment of material damages from IBM or any of its subsidiaries, (iii) prohibiting or limiting in any respect, or placing conditions on, the ownership or operation by us, IBM or our or its respective affiliates of all or any portion of the business or assets or any product, or requiring any such party to dispose of, license or hold separate all or any portion of the business or assets or any product of us, IBM or any of our or its subsidiaries, in each case, as a result of or in connection with the merger or any of the other transactions contemplated by the merger agreement, (iv) imposing limitations on the ability of IBM or any of its affiliates to acquire or hold, or exercise full rights of ownership of, our common stock or the common stock of the surviving corporation or any of IBM’s subsidiaries, (v) prohibiting IBM or any of its affiliates from effectively controlling any of the business or operations of us or our or IBM’s subsidiaries, or (vi) preventing us, our subsidiaries or IBM’s subsidiaries from operating our or their respective businesses in substantially the same manner as operated by us or them prior to the date of the merger agreement.

Termination Fee and Expenses

Each party will generally pay its own fees and expenses in connection with the merger agreement, the stockholders agreement and the transactions contemplated by the merger agerement, whether or not the merger is consummated.

We will be required to pay a termination fee of $14.25 million to IBM if:

•	a takeover proposal has been made to us or our stockholders, or any person has announced an intention to make a takeover proposal (whether or not conditional and whether or not withdrawn), or a takeover proposal otherwise becomes known to us or generally known to our stockholders and thereafter:

•	the merger agreement is terminated by either us or IBM because the merger has not been consummated by the date that is six months from the date of the merger agreement or the merger agreement is terminated by either us or IBM because our stockholders did not adopt the merger agreement at the stockholders meeting (or at any adjournment or postponement thereof) that we have called and held for such purpose; and

60

•	within 12 months after such termination of the merger agreement, either we or one of our subsidiaries enters into an acquisition agreement with respect to any takeover proposal or any takeover proposal is consummated (solely for purposes of this provision, all references to 10% in the definition of “takeover proposal” are deemed to be references to 35%); or

•	IBM terminates the merger agreement because we have delivered an adverse recommendation change notice or an adverse recommendation change has occurred.

Indemnification and Insurance

The surviving corporation will assume, and IBM will cause the surviving corporation to comply with and honor, all rights to indemnification, advancement of expenses and exculpation from liabilities for acts or omissions occurring at or prior to the effective time of the merger existing in favor of our and our subsidiaries’ current or former directors or officers as provided in our and their respective certificates of incorporation or bylaws (or comparable organizational documents) and any indemnification or other agreements as in effect on the date of the merger agreement.

In the event the surviving corporation consolidates with or merges into another entity and is not the continuing or surviving entity of such consolidation or merger or transfers all or substantially all of its properties and assets to another entity, or if IBM dissolves the surviving corporation, IBM will cause the successors and assigns of the surviving corporation to comply with and honor the indemnification and other obligations set forth above.

IBM will obtain or will cause to be obtained as of the effective time of the merger a “tail” insurance policy with a claims period of six years from the effective time of the merger with respect to directors’ and officers’ liability insurance covering those persons who were, as of the date of the merger agreement, covered by our directors’ and officers’ liability insurance policy, for acts or omissions occurring prior to the effective time of the merger, on terms that are no less favorable than our policies in effect on the date of the merger agreement. Prior to the closing of the merger, IBM will prepay such insurance for the six-year period, but in no event will IBM or the surviving corporation be required to pay, with respect to the entire six-year period following the effective time of the merger, premiums for insurance which in the aggregate exceed 300% of the aggregate premiums paid by us for the period from September 30, 2009 to, and including, September 30, 2010.

Additional Agreements

Except as would violate applicable law or securities exchange rules, we and IBM have agreed to consult with each other prior to making any press release or other public statements with respect to the merger.

Except as would violate applicable law, we have agreed to give prompt notice to IBM in writing of:

•	the occurrence of any matter or event that:

•	is, or is reasonably likely to be, material (individually or in the aggregate) to our and our subsidiaries’ business, assets, properties, condition (financial or otherwise) or results of operations, taken as a whole; or

•	has resulted, or is reasonably likely to result, in any representation and warranty of us in the merger agreement that is qualified as to materiality becoming untrue or any such representation and warranty that is not so qualified becoming untrue in any material respect; or

•	has resulted, or is reasonably likely to result, in the inability to satisfy any of the conditions to IBM’s and merger sub’s obligations to consummate the merger;

•	our failure to perform in any material respect any of our obligations set forth in the merger agreement;

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•	any notice or other communication:

•	from any person (other than a governmental entity) alleging that notice to or consent of such person is required in connection with the merger;

•	from any of our customers, distributors or resellers to the effect that such party is terminating or materially adversely modifying its relationship with us or our subsidiaries as a result of the merger; or

•	from any governmental entity in connection with the merger, which notice or other communication is material, including a copy of any such notice or communication;

•	any filing or notice made by us with any governmental entity in connection with the merger, including a copy of any such filing or notice; and

•	any actions, suits, claims, investigations or proceedings commenced or, to our knowledge, threatened against, relating to or involving or otherwise affecting us or our subsidiaries that, if pending on the date of the merger agreement, would have been required to have been disclosed pursuant to the merger agreement, or that relate to the consummation of the merger.

IBM has agreed to provide us with prompt notice of:

•	any of the representations or warranties made by IBM or merger sub in the merger agreement becoming untrue or inaccurate such that the related condition to our obligation to consummate the merger could not be satisfied; or

•	the failure of IBM or merger sub to perform in any material respect any of their respective obligations under the merger agreement such that the related condition to our obligation to consummate the merger could not be satisfied.

We have also agreed to provide IBM with the opportunity to participate in the defense, at its own cost, of any litigation against us or our board of directors related to the merger or the other transactions contemplated by the merger agreement. While we have not agreed to give IBM the right to direct the defense of any such litigation, we have agreed to obtain the prior written consent of IBM prior to settling or satisfying any such claim.

Extension, Waiver and Amendment of the Merger Agreement

We, IBM and merger sub may amend the merger agreement at any time prior to the closing of the merger. However, after the adoption of the merger agreement by our stockholders, no amendment can be made that by law requires approval by our stockholders without obtaining such approval.

We, IBM or merger sub may extend the time for performance of any of the obligations or other acts of the other parties under the merger agreement, waive any inaccuracies in another party’s representations and warranties and waive compliance with any of the agreements or conditions contained in the merger agreement. However, after the adoption of the merger agreement by our stockholders, no waiver can be provided that by law requires approval by our stockholders without obtaining such approval.

STOCKHOLDERS AGREEMENT

As a condition to IBM entering into the merger agreement, our chairman and chief executive officer, and certain trusts affiliated with our chairman and chief executive officer, entered into a Stockholders Agreement, or stockholders agreement, with IBM, dated as of August 12, 2010, pursuant to which each of such stockholders agreed, among other things, to vote the shares of our common stock of which such stockholder is the record or beneficial owner in favor of the adoption of the merger agreement. As of [          ], 2010, the record date for the special meeting, these stockholders collectively beneficially own approximately [     ]% of the issued and outstanding shares of our common stock. In connection with the execution and delivery of the stockholders agreement, IBM did not pay these stockholders any consideration in addition to the consideration

62

they may receive pursuant to the merger agreement in respect of their shares. A copy of the stockholders agreement is attached as Annex B to this proxy statement.

In addition, each such stockholder agreed, during the period ending on the date that is the later of the date of the special meeting of our stockholders called to vote upon the adoption of the merger agreement and 6 months from the date of the stockholders agreement, to vote all of such stockholder’s shares against (A) any other takeover proposal or (B) any amendment of our certificate of incorporation or bylaws (other than pursuant to or as contemplated by the merger agreement) or any other proposal, action, agreement or transaction which, in the case of this clause (B), could reasonably be expected to (i) result in a breach of any covenant, agreement, obligation, representation or warranty of Unica contained in the merger agreement or of the stockholders contained in the stockholders agreement, (ii) prevent, impede, interfere or be inconsistent with, delay, discourage or adversely affect the timely consummation of the merger or the other transactions contemplated by the merger agreement or by the stockholders agreement, (iii) dilute in any material respect the benefits to IBM or merger sub of the merger and the other transactions contemplated by the merger agreement or by the stockholders agreement or (iv) change in any manner the voting rights of our common stock.

Each such stockholder granted IBM and any designee of IBM an irrevocable proxy to vote the stockholder’s shares in favor of adoption of the merger agreement and otherwise in accordance with the stockholders agreement.

Each such stockholder also agreed not to:

•	sell, transfer, pledge, exchange, assign, tender or otherwise dispose of, or enter into an option, call or other arrangement with respect to the sale, transfer, pledge, exchange, assignment, tender or other disposition of, its shares or any rights to acquire securities of Unica, other than pursuant to the stockholders agreement or the merger agreement, unless prior to any such action, the transferee of such shares is a party to the stockholders agreement, agrees to enter into the stockholders agreement or enters into an agreement with IBM on terms substantially identical to the terms of the stockholders agreement; or

•	enter into a voting agreement with respect to its shares or any rights to acquire securities of Unica (other than the stockholders agreement).

Each such stockholder agreed to waive any appraisal rights in connection with the merger.

The stockholders agreement will terminate upon the earlier of:

•	the effective time of the merger; and

•	the termination of the merger agreement in accordance with its terms;

provided that the provisions of the stockholders agreement described in the second and third paragraphs of this section above will survive until the expiration of the rights of IBM and merger sub thereunder.

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SECURITY OWNERSHIP OF EXECUTIVE OFFICERS AND CERTAIN BENEFICIAL OWNERS

The following table sets forth information with respect to the beneficial ownership of our common stock as of August 15, 2010 (or such other date as indicated) for:

•	each person, entity or group whom we know to beneficially own more than 5% of our outstanding common stock;

•	each of our executive officers identified as “named executive officers” in our most recent proxy statement and each of our directors; and

•	all of our executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as indicated by footnote, to our knowledge, the persons and entities named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to applicable community property laws. Securities that may be beneficially acquired within 60 days of August 15, 2010, including shares subject to options exercisable within 60 days of August 15, 2010, and restricted stock units vesting within 60 days of August 15, 2010, are deemed to be beneficially owned by the person or entity holding such securities for the purpose of computing ownership of such person or entity, but are not treated as outstanding for the purpose of computing the ownership of any other person or entity. The information as to beneficial ownership presented below table does not take into account any accelerated vesting that may occur in connection with the closing of the merger. The applicable percentages of beneficial ownership are based on 21,596,146 shares of common stock outstanding as of August 15, 2010.

Unless otherwise indicated, the address of each of the individuals named below is: c/o Unica Corporation, Reservoir Place North, 170 Tracer Lane, Waltham, Massachusetts 02451.

		Right to		% of
		Acquire	Total Number	Common
	Outstanding	Within	Beneficially	Stock
	Shares(1)	60 Days	Owned	Outstanding

5% Stockholders:
Palo Alto Investors LLC(2) 470 University Ave. Palo Alto, CA 94301-1812	1,917,252	—	1,917,252	8.9%
David Cheung(3)	1,818,307	—	1,818,307	8.4%
Directors and Executive Officers:
Yuchun Lee(4)	18,771	389,999	4,769,528 (4)	21.7%
James A. Perakis	33,983	60,000	93,983	*
Robert Schechter	7,164	78,333	85,497	*
Aron J. Ain	12,164	65,000	77,164	*
David Sweet	17,919	83,125	101,044	*
Jason Joseph	23,520	49,272	72,792	*
Carla Hendra	7,164	35,000	42,164	*
Peter Cousins	1,102	19,897	20,999	*
Kevin Shone	11,778	29,687	41,465	*
Gary Haroian	7,164	6,250	13,414	*
Louis Henandez, Jr.	3,753	3,753	7,506	*
All executive officers and directors as a group (16 persons)	212,332	1,005,057	5,578,147	24.7%

*	Less than 1.0%.

(1)	Information with respect to our 5% stockholders was provided directly by such stockholders, and reflects their positions as of August 15, 2010.

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(2)	Information obtained from Palo Alto Investors (“Palo Alto”) on August 17, 2010 and from Amendment No. 2 to Schedule 13G filed on February 17, 2009 on behalf of William Leland Edwards, Anthony Joonkyoo Yun, MD, Palo Alto and Palo Alto Investors, LLC (“PAI”). Each of Mr. Edwards, Dr. Yun, Palo Alto and PAI shares voting and dispositive power over and may be deemed to be the beneficial owner of 1,917,252 shares of our common stock.

PAI is a registered investment adviser and is the general partner and investment adviser of investment limited partnerships and is the investment adviser to other investment funds. PAI’s clients have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, shares of our common stock. No individual client of PAI separately holds more than five percent of our common stock.

Palo Alto is the manager of PAI. Mr. Edwards is the controlling stockholder of Palo Alto. Dr. Yun is the President of PAI and Palo Alto. Each of Mr. Edwards, Dr. Yun, Palo Alto and PAI expressly disclaims membership in a group and beneficial ownership of any shares of our common stock except to the extent of his or its pecuniary interest therein.

Shares reflected as beneficially owned by Palo Alto Investors, LLC and affiliated funds consist of 975,601 shares held by Palo Alto Small Cap Master Fund; 851,750 shares held by Microcap Partners LP; and 89,901 shares held by UBTI Free LP.

(3)	David Cheung is one of our co-founders and employees. Shares beneficially owned by Mr. Cheung consist of 636,507 shares held by the David Cheung Living Trust, 718,530 shares held by the Angela Cheung Living Trust, 141,401 shares held by the David Cheung 2004 Grantor Retained Annuity Trust and 321,869 shares held by the Angela Cheung 2004 Grantor Retained Annuity Trust. Mr. Cheung or his spouse is a trustee of each of these trusts.

(4)	Shares deemed to be beneficially owned by Mr. Lee include 300,890 shares held by the Yuchun Lee Living Trust, 166,913 shares held by the 2001 Lee Charitable Trust, 1,000,000 shares held by the Yuchun Lee 2010 GRAT, 2,192,197 shares held by the Agustina Sumito Living Trust and 686,616 shares held by the Lee Sumito Irrevocable Trust. Mr. Lee is the trustee of each of these trusts except for the Lee Sumito Irrevocable Trust. Mr. Lee’s wife, Agustina Sumito Lee, is the trustee of the Lee Sumito Irrevocable Trust. Shares deemed to be beneficially owned by Mr. Lee also include 14,142 shares held by Ms. Lee.

OTHER MATTERS

At this time, we know of no other matters to be submitted at the special meeting. If any other matters properly come before the special meeting, it is the intention of the persons described in the enclosed proxy card to vote the shares they represent as our board of directors may recommend.

It is important that your shares be represented at the special meeting, regardless of the number of shares which you hold. Therefore, we urge you to complete, sign, date and return the accompanying proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose or to submit a proxy via the Internet or telephone.

HOUSEHOLDING OF PROXY STATEMENT

As permitted by the Securities Exchange Act, only one copy of this proxy statement is being delivered to stockholders residing at the same address, unless our stockholders have notified us of their desire to receive multiple copies of the proxy statement. This is known as householding. We will promptly deliver, upon oral or written request, a separate copy of this proxy statement to any stockholder residing at a shared address to which only one copy was mailed. Requests for additional copies of this proxy statement, or requests to receive multiple or single copies of proxy statements at a shared address in the future, should be directed to: Unica Corporation, Reservoir Place North, 170 Tracer Lane, Waltham, Massachusetts 02451-1379, Attention: Jason W. Joseph, Secretary, (781) 839-8514.

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FUTURE STOCKHOLDER PROPOSALS

If the merger is completed, there will be no public participation in any future meetings of stockholders of Unica. However, if the merger is not completed, Unica’s public stockholders will continue to be entitled to attend and participate in our stockholders meetings. If the merger is not completed, any proposal that a stockholder wishes to be considered for inclusion in our proxy statement and proxy card for our 2011 annual meeting of stockholders must comply with the requirements of Rule 14a-8 under the Securities Exchange Act and must be submitted to our Secretary, Jason W. Joseph, at our address set forth in the notice appearing before this proxy statement by September 27, 2010. If a stockholder wishes to present a proposal before the 2011 annual meeting but does not wish to have the proposal considered for inclusion in our proxy statement and proxy in accordance with Rule 14a-8, the stockholder must give written notice to our corporate Secretary, Jason W. Joseph, at the address noted above. Our Secretary must receive the notice not earlier than October 28, 2010 and not later than November 27, 2010.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational requirements of the Securities Exchange Act, and file annual, quarterly and current reports, proxy statements and other information with the SEC. You can read our SEC filings through the Internet at the SEC’s website at www.sec.gov. You may also read and copy any document we file with the SEC at its public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information about the public reference room.

You may obtain any of the documents we file with the SEC, without charge, by requesting them in writing or by telephone from us at the following address:

Unica Corporation
Reservoir Place North
170 Tracer Lane
Waltham, Massachusetts 02451-1379
Attention: Investor Relations
Telephone: (781) 839-8514

If you would like to request documents from us, please do so by [          ], 2010, to receive them before the special meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt method, promptly after we receive your request.

MISCELLANEOUS

If you have any questions about this proxy statement, the special meeting or the merger or need assistance with voting procedures, you should contact:

Unica Corporation
Telephone: (781) 839-8514

You should not send in your Unica stock certificates until you receive the transmittal materials from the exchange agent. Our record stockholders who have further questions about their share certificates or the exchange of our common stock for cash should contact the exchange agent.

You should rely only on the information contained in this proxy statement to vote on the proposals described herein. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated [          ], 2010. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date (or as of an earlier date if so indicated in this proxy statement). Neither the mailing of this proxy statement to stockholders nor the issuance of cash in the merger creates any implication to the contrary. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make a proxy solicitation.

Your vote is important. You may vote by returning the enclosed proxy card, submitting a proxy via the Internet or telephone or attending the special meeting and voting in person.

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Annex A
EXECUTION COPY

AGREEMENT AND PLAN OF MERGER
Among
INTERNATIONAL BUSINESS MACHINES CORPORATION
AMAROO ACQUISITION CORP.
and
UNICA CORPORATION
Dated as of August 12, 2010

Page
ARTICLE I

The Merger

SECTION 1.01. The Merger	2
SECTION 1.02. Closing	2
SECTION 1.03. Effective Time of the Merger	2
SECTION 1.04. Effects of the Merger	2
SECTION 1.05. Certificate of Incorporation and Bylaws	2
SECTION 1.06. Directors	3
SECTION 1.07. Officers	3

ARTICLE II

Conversion of Securities

SECTION 2.01. Conversion of Capital Stock	3
SECTION 2.02. Appraisal Rights	4
SECTION 2.03. Exchange of Certificates	4

ARTICLE III

Representations and Warranties

SECTION 3.01. Representations and Warranties of the Company	7
SECTION 3.02. Representations and Warranties of Parent and Sub	43

ARTICLE IV

Covenants Relating to Conduct of Business

SECTION 4.01. Conduct of Business	46
SECTION 4.02. No Solicitation	52
SECTION 4.03. Conduct by Parent	55

i

ii

Page
SECTION 8.10. Waiver of Jury Trial	78
SECTION 8.11. Enforcement	78
SECTION 8.12. Consents and Approvals	79
SECTION 8.13. Severability	79

EXHIBIT A	Form of Amended and Restated Certificate of Incorporation of the Surviving Corporation

iii

GLOSSARY

Term	Section
409A Authorities	3.01(m)(xi)
1993 Plan	3.01(c)(i)
2003 Plan	3.01(c)(i)
2005 Plan	3.01(c)(i)
Acquisition Agreement	4.02(b)(i)
Adjusted Option	5.04(a)(ii)
Adverse Recommendation Change	4.02(b)
Adverse Recommendation Change Notice	4.02(b)
Affiliate	8.03(a)
Agreement	Preamble
Appraisal Shares	2.02
Assumed Shares	5.04(a)(v)
Bankruptcy and Equity Exception	3.01(d)
Baseline Financials	3.01(e)(i)
Benefit Agreements	3.01(g)(i)
Benefit Plans	3.01(k)(i)
Cash-Out Option	5.04(a)(vi)
Certificate	2.01(c)
Certificate of Merger	1.03
Closing	1.02
Closing Date	1.02
Code	2.03(f)
Commonly Controlled Entity	3.01(k)(i)
Company	Preamble
Company Bylaws	3.01(a)
Company Certificate	3.01(a)
Company Common Stock	2.01
Company Letter	3.01
Company Personnel	3.01(g)(i)
Company Preferred Stock	3.01(c)(i)
Company Stock Plans	3.01(c)(i)
Confidentiality Agreement	4.02(a)
Contract	3.01(d)
Derivative Work	3.01(p)(iii)
DGCL	1.01
Effective Time	1.03
Environmental Claims	3.01(l)
Environmental Law	3.01(l)
Environmental Permits	3.01(1)
ERISA	3.01(m)(i)
ESPP	3.01(c)(i)
Equity Equivalents	3.01(c)(iii)
Exchange Act	3.01(d)

iv

Term	Section
Exchange Ratio	5.04(a)(vi)
FCC	5.02(b)
FCC Licenses	5.02(b)
FCPA	3.01(s)
Filed SEC Documents	3.01(e)(i)
GAAP	3.01(e)(i)
Governmental Entity	3.01(d)
GPL	3.01(p)(ii)(O)
Grant Date	3.01(c)(iii)
Hazardous Materials	3.01(l)
HSR Act	3.01(d)
indebtedness	3.01(c)(iv)
Intellectual Property	3.01(p)(iv)
Intervening Event	4.02(b)
IRS	3.01(m)(ii)
Judgment	3.01(d)
knowledge	8.03(b)
Lapse Date	5.04(a)(vi)
Law	3.01(d)
Leased Real Property	3.01(o)(iii)
Legal Restraints	6.01(c)
LGPL	3.01(p)(ii)(O)
Liens	3.01(b)
Major Customer	3.01(i)(i)(T)
Major Customer Contract	3.01(i)(i)(T)
Major Supplier	3.01(i)(i)(U)
Major Supplier Contract	3.01(i)(i)(U)
Material Adverse Effect	8.03(c)
Material Contract	3.01(i)(i)
Merger	Recitals
Merger Consideration	2.01(c)
Non-Affiliate Plan Fiduciary	3.01(m)(ix)
Nonqualified Deferred Compensation Plan	3.01(m)(xi)
Offer Letters	Recitals
Parent	Preamble
Parent Common Stock	5.04(a)(vi)
Paying Agent	2.03(a)
Pension Plan	3.01(m)(i)
Permits	3.01(j)
Permitted Liens	3.01(i)(i)(E)
person	8.03(d)
Post-Signing Returns	4.01(b)
Proxy Statement	3.01(d)
Release	3.01(l)
Residual Shares	5.04(a)(v)
Rollover Option	5.04(a)(vi)

v

Term	Section
RSU Agreements	3.01(c)(v)
RSU Applicable Amount	5.04(a)(vi)
RSU Holder	5.04(a)(vi)
RSUs	3.01(c)(i)
SEC	3.01(d)
SEC Documents	3.01(e)(i)
Section 262	2.02)
Securities Act	3.01(e)(i)
Software	3.01(p)(iv)
SOX	3.01(e)(ii)
Specified Contracts	3.01(i)(i)
Stockholder Approval	3.01(u)
Stockholders Agreement	Recitals
Stockholders Meeting	5.01(c)
Stock Option Agreements	3.01(c)(v)
Stock Options	3.01(c)(i)
Sub	Preamble
Subsidiary	8.03(e)
Superior Proposal	4.02(a)
Surviving Corporation	1.01
Takeover Proposal	4.02(a)
tax return	3.01(n)(xx)
taxes	3.01(n)(xx)
taxing authority	3.01(n)(xx)
Termination Date	7.01(b)(i)
Termination Fee	5.06(b)
Third Party Software	3.01(p)(iv)
Welfare Plan	3.01(m)(iv)

vi

     AGREEMENT AND PLAN OF MERGER dated as of August 12, 2010 (this “Agreement”), by and among INTERNATIONAL BUSINESS MACHINES CORPORATION, a New York corporation (“Parent”), AMAROO ACQUISITION CORP., a Delaware corporation and a wholly owned subsidiary of Parent (“Sub”), and UNICA CORPORATION, a Delaware corporation (the “Company”).
          WHEREAS the Board of Directors of each of the Company and Sub deems it in the best interests of their respective stockholders to consummate the merger (the “Merger”), on the terms and subject to the conditions set forth in this Agreement, of Sub with and into the Company in which the Company would become a wholly owned subsidiary of Parent, and such Boards of Directors have approved this Agreement, declared its advisability and recommended that this Agreement be adopted by the stockholders of the Company or Sub, as the case may be;
          WHEREAS Parent, Sub and the Company desire to make certain representations, warranties, covenants and agreements in connection with the Merger and also to prescribe various conditions to the Merger;
          WHEREAS concurrently with the execution and delivery of this Agreement and as a condition to the willingness of Parent and Sub to enter into this Agreement, certain stockholders of the Company are entering into a stockholders agreement with Parent (the “Stockholders Agreement”), pursuant to which such stockholders shall agree, among other things, to take certain actions in furtherance of the Merger;
          WHEREAS concurrently with the execution and delivery of this Agreement and as a condition to the willingness of Parent to enter into this Agreement, certain employees of the Company are entering into agreements with Parent pursuant to which such employees shall agree, among other things, to certain non-competition, non-solicitation and no hire restrictions; and
          WHEREAS concurrently with the execution and delivery of this Agreement and as a condition to the willingness of Parent to enter into this Agreement, certain employees of the Company have executed offer letters (the “Offer Letters”) regarding the employment of such employees following the consummation of the Merger.
          NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein, the parties hereto agree as follows:

ARTICLE I
The Merger
          SECTION 1.01. The Merger. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the General Corporation Law of the State of Delaware (the “DGCL”), Sub shall be merged with and into the Company at the Effective Time. At the Effective Time, the separate corporate existence of Sub shall cease and the Company shall continue as the surviving corporation (the “Surviving Corporation”).
          SECTION 1.02. Closing. The closing of the Merger (the “Closing”) will take place at 10:00 a.m., New York time, on a date to be specified by the parties, which shall be not later than the second business day after satisfaction or (to the extent permitted by law) waiver of the conditions set forth in Article VI (other than those that by their terms are to be satisfied or waived at the Closing, it being understood that the occurrence of the Closing shall remain subject to the satisfaction or waiver of such conditions at Closing), at the offices of Cravath, Swaine & Moore LLP, 825 Eighth Avenue, New York, New York 10019, unless another time, date or place is agreed to in writing by Parent and the Company; provided, however, that if all the conditions set forth in Article VI shall not have been satisfied or (to the extent permitted by law) waived on such second business day, then the Closing shall take place on the first business day on which all such conditions shall have been satisfied or (to the extent permitted by law) waived. The date on which the Closing occurs is referred to in this Agreement as the “Closing Date”.
          SECTION 1.03. Effective Time of the Merger. Upon the terms and subject to the conditions set forth in this Agreement, as soon as practicable on or after the Closing Date, the parties shall file a certificate of merger (the “Certificate of Merger”) in such form as is required by, and executed and acknowledged in accordance with, the relevant provisions of the DGCL. The Merger shall become effective at such date and time as the Certificate of Merger is duly filed with the Secretary of State of the State of Delaware or, to the extent permitted by applicable Law, at such subsequent date and time as Parent and the Company shall agree and specify in the Certificate of Merger. The date and time at which the Merger becomes effective is referred to in this Agreement as the “Effective Time”.
          SECTION 1.04. Effects of the Merger. The Merger shall have the effects set forth in Section 259 of the DGCL.
          SECTION 1.05. Certificate of Incorporation and Bylaws. (a) The certificate of incorporation of the Company as in effect immediately prior to the Effective Time shall be amended by virtue of the Merger at the Effective Time to read in the form of Exhibit A hereto and, as so amended, shall be the certificate of incorporation of the

Surviving Corporation until thereafter changed or amended as provided therein or by applicable Law.
          (b) Parent shall cause the bylaws of the Surviving Corporation to be amended and restated in their entirety so that the bylaws of Sub as in effect immediately prior to the Effective Time shall be the bylaws of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable Law, except that all references to the name of Sub shall be changed to refer to the name of the Company.
          SECTION 1.06. Directors. The directors of Sub immediately prior to the Effective Time shall be the directors of the Surviving Corporation until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.
          SECTION 1.07. Officers. The officers of Sub immediately prior to the Effective Time shall be the officers of the Surviving Corporation until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.
ARTICLE II
Conversion of Securities
          SECTION 2.01. Conversion of Capital Stock. At the Effective Time, by virtue of the Merger and without any action on the part of the holder of any shares of Common Stock, par value $.01 per share, of the Company (the “Company Common Stock”), or the holder of any shares of capital stock of Sub:
     (a) Capital Stock of Sub. Each issued and outstanding share of common stock of Sub, par value $0.01 per share, shall be converted into and become one fully paid and nonassessable share of common stock, par value $0.01 per share, of the Surviving Corporation.
     (b) Cancellation of Treasury Stock and Parent-Owned Stock. All shares of Company Common Stock that are owned as treasury stock by the Company or owned by Parent or Sub immediately prior to the Effective Time shall automatically be cancelled and shall cease to exist, and no consideration shall be delivered or deliverable in exchange therefor.
     (c) Conversion of Company Common Stock. Each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than (i) shares to be cancelled in accordance with Section 2.01(b) and (ii) except as provided in Section 2.02, the Appraisal Shares) shall be converted into the right to receive $21.00 in cash, without interest (the “Merger Consideration”). At the Effective Time such shares shall no longer be outstanding and shall automatically be cancelled and shall cease to exist, and each holder of a certificate or evidence of shares in book-entry form that immediately prior to the Effective Time represented any such shares (a “Certificate”) shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration in accordance with the terms of this Agreement. The right of any holder of any share of Company Common Stock to receive the Merger Consideration shall be subject to and reduced by the amount of any withholding that is required under applicable tax Law, such withholding to be pursuant to the terms of Section 2.03(f) and any applicable tax Law.
          SECTION 2.02. Appraisal Rights. Notwithstanding anything in this Agreement to the contrary, shares (the “Appraisal Shares”) of Company Common Stock issued and outstanding immediately prior to the Effective Time that are held by any holder who is entitled to demand and properly demands appraisal of such shares pursuant to, and who complies in all respects with, the provisions of Section 262 of the DGCL (“Section 262”) shall not be converted into the right to receive the Merger Consideration as provided in Section 2.01(c), but instead such holder shall be entitled to payment of the fair value of such shares in accordance with the provisions of Section 262. At the Effective Time, the Appraisal Shares shall no longer be outstanding and shall automatically be cancelled and shall cease to exist, and each holder of a certificate or evidence of shares in book-entry form that immediately prior to the Effective Time represented Appraisal Shares shall cease to have any rights with respect thereto, except the right to receive the fair value of such shares in accordance with the provisions of Section 262. Notwithstanding the foregoing, if any such holder shall fail to perfect or otherwise shall waive, withdraw or lose the right to appraisal under Section 262 or a court of competent jurisdiction shall determine that such holder is not entitled to the relief provided by Section 262, then the right of such holder to be paid the fair value of such holder’s Appraisal Shares under Section 262 shall cease and such Appraisal Shares shall be deemed to have been converted at the Effective Time into, and shall have become, the right to receive the Merger Consideration as provided in Section 2.01(c). The Company shall serve prompt notice to Parent of any demands for appraisal of any shares of Company Common Stock, withdrawals of any such demands and any other related instruments served pursuant to the DGCL received by the Company, and Parent shall have the right to participate in and direct all negotiations and proceedings with respect to such demands. The Company shall not, without the prior written consent of Parent, make any payment with respect to, or settle or offer to settle, any such demands, or agree to do or commit to do any of the foregoing.
          SECTION 2.03. Exchange of Certificates. (a) Paying Agent. Prior to the Effective Time, Parent shall designate a bank or trust company reasonably acceptable to the Company to act as agent for the payment of the Merger Consideration upon surrender of Certificates (the “Paying Agent”), and, from time to time after the Effective Time, Parent shall make available, or cause the Surviving Corporation to make available, to the Paying Agent funds in amounts and at the times necessary for the payment of the Merger

Consideration pursuant to Section 2.01(c) upon surrender of Certificates, it being understood that all such funds shall be invested as directed by Parent and that any and all interest or other amounts earned with respect to funds made available to the Paying Agent pursuant to this Agreement shall be turned over to Parent.
          (b) Exchange Procedure. As soon as reasonably practicable after the Effective Time, the Surviving Corporation or Parent shall cause the Paying Agent to mail to each holder of record of a Certificate (i) a form of letter of transmittal (which shall include an accompanying substitute IRS Form W-9 or the applicable IRS Form W-8, shall specify that delivery shall be effected, and risk of loss and title to the Certificates held by such person shall pass, only upon proper delivery of the Certificates to the Paying Agent and shall be in a form and have such other provisions (including customary provisions regarding delivery of an “agent’s message” with respect to shares held in book-entry form) as Parent may reasonably specify and which shall be reasonably acceptable to the Company) and (ii) instructions for use in effecting the surrender of the Certificates in exchange for the Merger Consideration. Upon surrender of a Certificate for cancellation to the Paying Agent or to such other agent or agents as may be appointed by Parent, together with such letter of transmittal, duly completed and validly executed, and such other documents as may reasonably be required by the Paying Agent, the holder of such Certificate shall be entitled to receive in exchange therefor the amount of cash equal to the Merger Consideration that such holder has the right to receive pursuant to Section 2.01(c), and the Certificate so surrendered shall forthwith be cancelled. In the event of a transfer of ownership of Company Common Stock that is not registered in the stock transfer books of the Company, payment of the Merger Consideration in exchange therefor may be made to a person other than the person in whose name the Certificate so surrendered is registered if such Certificate shall be properly endorsed or otherwise be in proper form for transfer and the person requesting such payment shall pay any transfer or other taxes required by reason of the payment to a person other than the registered holder of such Certificate or establish to the satisfaction of the Surviving Corporation that such tax has been paid or is not applicable. No interest shall be paid or shall accrue on the cash payable upon surrender of any Certificate.
          (c) No Further Ownership Rights in Company Common Stock. All Merger Consideration paid upon the surrender of a Certificate in accordance with the terms of this Article II shall be deemed to have been paid in full satisfaction of all rights pertaining to the shares of Company Common Stock formerly represented by such Certificate. At the close of business on the day on which the Effective Time occurs, the stock transfer books of the Company shall be closed, and there shall be no further registration of transfers on the stock transfer books of the Surviving Corporation of the shares that were outstanding immediately prior to the Effective Time. If, after the close of business on the day on which the Effective Time occurs, Certificates are presented to the Surviving Corporation or the Paying Agent for transfer or any other reason, they shall be cancelled and exchanged as provided in this Article II.

          (d) No Liability. None of Parent, Sub, the Company, the Surviving Corporation or the Paying Agent shall be liable to any person in respect of any Merger Consideration that would otherwise have been payable in respect of any Certificate which is delivered to a public official in accordance with any applicable abandoned property, escheat or similar Law. If any Certificates shall not have been surrendered immediately prior to the date on which any Merger Consideration would otherwise escheat to or become the property of any Governmental Entity, any Merger Consideration payable in accordance with this Article II in respect thereof shall, to the extent permitted by applicable Law, become the property of the Surviving Corporation, free and clear of all claims or interest of any person previously entitled thereto.
          (e) Lost Certificates. If any Certificate shall have been lost, stolen, defaced or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen, defaced or destroyed and, if required by the Surviving Corporation, the posting by such person of a bond in such amount as the Surviving Corporation may direct as indemnity against any claim that may be made against it with respect to such Certificate, the Paying Agent or the Surviving Corporation, as the case may be, shall pay the Merger Consideration in respect of such lost, stolen, defaced or destroyed Certificate.
          (f) Withholding Rights. Parent, the Surviving Corporation or the Paying Agent shall be entitled to deduct and withhold from the Merger Consideration otherwise payable pursuant to this Agreement to any holder of shares of Company Common Stock such amounts as Parent, the Surviving Corporation or the Paying Agent is required to deduct and withhold with respect to the making of such payment under the Internal Revenue Code of 1986, as amended (the “Code”), or any provision of state, local or foreign tax Law. To the extent that amounts are so withheld and paid over to the appropriate taxing authority by Parent, the Surviving Corporation or the Paying Agent, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of the shares of Company Common Stock in respect of which such deduction and withholding was made by Parent, the Surviving Corporation or the Paying Agent.
          (g) Termination of Fund. At any time following the six-month anniversary of the Closing Date, the Surviving Corporation shall be entitled to require the Paying Agent to deliver to it any funds (including any interest received with respect thereto) that had been made available to the Paying Agent pursuant to Section 2.03(a) and that have not been disbursed to holders of Certificates, and thereafter, subject to time limitations in Section 2.03(d), such holders shall be entitled to look only to Parent and the Surviving Corporation (subject to abandoned property, escheat or other similar Laws) as general creditors thereof with respect to the payment of any Merger Consideration that may be payable upon surrender of any Certificates held by such holders, as determined pursuant to this Agreement, without any interest thereon.

ARTICLE III
Representations and Warranties
          SECTION 3.01. Representations and Warranties of the Company. Except as set forth in the letter (with specific reference to the Section of this Agreement to which the information stated in such disclosure relates; provided, that disclosure contained in any section of the Company Letter shall be deemed to be disclosed with respect to any other Section of this Agreement to the extent that it is readily apparent from the face of such disclosure that such disclosure is applicable to such other Section of this Agreement) delivered by the Company to Parent prior to the date of this Agreement (the “Company Letter”), the Company represents and warrants to Parent and Sub as follows:
     (a) Organization, Standing and Corporate Power. Each of the Company and its Subsidiaries (i) is a corporation or other legal entity duly organized, validly existing and in good standing under the Laws of the jurisdiction of its organization (except, in the case of good standing, for entities organized under the Laws of any jurisdiction that does not recognize such concept), (ii) has all requisite corporate, company, partnership or other organizational power and authority to carry on its business as currently conducted and (iii) is duly qualified or licensed to do business and is in good standing in each jurisdiction (except, in the case of good standing, any jurisdiction that does not recognize such concept) in which the nature of its business or the ownership, leasing or operation of its properties makes such qualification or licensing necessary, other than where the failure to be so organized, existing, qualified or licensed or in good standing (except, in the case of clause (i) above, with respect to the Company), individually or in the aggregate, is not reasonably likely to have a Material Adverse Effect. The Company has made available to Parent complete and correct copies of the certificate of incorporation of the Company, as amended to the date of this Agreement (the “Company Certificate”), and the bylaws of the Company, as amended to the date of this Agreement (the “Company Bylaws”), and the certificate of incorporation and bylaws (or similar organizational documents) of each of its Subsidiaries, in each case as amended to the date of this Agreement. The Company has made available to Parent complete and correct copies of the minutes (or, in the case of draft minutes, the most recent drafts thereof) of all meetings of the stockholders, the Board of Directors and each committee of the Board of Directors of the Company and each of its Subsidiaries held since October 1, 2006 (other than portions of any minutes (or drafts thereof) related to the transactions contemplated by this Agreement or any Takeover Proposal). The Company has made available to Parent complete and correct copies of all resolutions of the Board of Directors of the Company, and each committee thereof, in respect of this Agreement and the transactions contemplated hereby.

          (b) Subsidiaries. Section 3.01(b) of the Company Letter sets forth a complete and correct list of each Subsidiary of the Company, its place and form of organization, its address and each jurisdiction in which it is authorized to conduct or actually conducts business. All the outstanding shares of capital stock of, or other equity or voting interests in, each such Subsidiary are owned by the Company, by one or more wholly owned Subsidiaries of the Company or by the Company and one or more wholly owned Subsidiaries of the Company, free and clear of all pledges, claims, liens, charges, options, security interests or other encumbrances of any kind or nature whatsoever (collectively, “Liens”), except for transfer restrictions imposed by applicable securities Laws, and are duly authorized, validly issued, fully paid and nonassessable. Except for the capital stock of, or other equity or voting interests in, its Subsidiaries, the Company does not own, directly or indirectly, any capital stock of, or other equity or voting interests in, any person.
          (c) Capital Structure. (i) The authorized capital stock of the Company consists of 90,000,000 shares of Company Common Stock and 10,000,000 shares of Preferred Stock, par value $.01 per share, of the Company (the “Company Preferred Stock”). At the close of business on August 9, 2010, (A) 21,513,708 shares of Company Common Stock (excluding treasury shares) were issued and outstanding, none of which were subject to vesting or transfer restrictions and/or subject to forfeiture back to the Company or repurchase by the Company, (B) 415,766 shares of Company Common Stock were held by the Company as treasury shares, (C) 5,398,073 shares of Company Common Stock were reserved and available for issuance in the aggregate pursuant to the 2005 Stock Incentive Plan of the Company (the “2005 Plan”), the 2003 Stock Option Plan of the Company (the “2003 Plan”) and the 1993 Stock Option Plan of the Company (the “1993 Plan”, and, together with the 2005 Plan, the 2003 Plan and the ESPP (as defined below), the “Company Stock Plans”), of which (x) 2,482,520 shares of Company Common Stock were subject to outstanding options (other than rights under the Company’s 2005 Employee Stock Purchase Plan (the “ESPP”)) to acquire shares of Company Common Stock from the Company (such options, together with any other stock options granted after August 9, 2010 under the Company Stock Plans or otherwise, the “Stock Options”) and (y) a maximum of 1,328,205 shares of Company Common Stock were subject to outstanding restricted share units (such restricted share units, together with any other restricted share units granted after August 9, 2010 pursuant to the Company Stock Plans or otherwise, the “RSUs”) and (D) 571,000 shares of Company Common Stock were reserved and available for issuance pursuant to the ESPP. All outstanding Stock Options and RSUs have been granted under the Company Stock Plans. Other than the Company Stock Plans, there is no plan, Contract or arrangement providing for the grant of Stock Options or RSUs. No shares of Company Preferred Stock are issued or outstanding. No shares of Company Common Stock are owned by any Subsidiary of the Company. Section 3.01(c)(i) of the Company

Letter sets forth (1) a complete and correct list, as of the close of business on August 9, 2010, of all outstanding Stock Options, the number of shares of Company Common Stock subject to each such Stock Option, the grant date, exercise price per share, vesting schedule and expiration date of each such Stock Option, the name of the holder thereof, an indication of whether or not each such holder is a current employee or director of the Company or any of its Subsidiaries, whether or not such Stock Option (or any portion thereof) is intended to qualify as an “incentive stock option” under Section 422 of the Code and the name of the Company Stock Plan pursuant to which each such Stock Option was granted and (2) a complete and correct list, as of the close of business on August 9, 2010, of all outstanding RSUs, the number of shares of Company Common Stock subject to each such RSU, the grant date and vesting schedule of each such RSU, the name of the holder thereof, an indication of whether or not each such holder is a current employee or director of the Company or any of its Subsidiaries and the name of the Company Stock Plan pursuant to which such RSU was granted. As of the date of this Agreement, other than the outstanding Stock Options, the outstanding RSUs and the rights under the ESPP, there are no outstanding rights of any person to receive Company Common Stock under the Company Stock Plans or otherwise, on a deferred basis or otherwise. As of the close of business on August 9, 2010, there were outstanding rights to purchase 50,375 shares of Company Common Stock on the last day of the current offering period in effect under the ESPP (assuming the fair market value per share of Company Common Stock on the last day of the current offering period in effect under the ESPP will be equal to the Merger Consideration). As of the last day of the most recent payroll period ending prior to the date of this Agreement, the aggregate amount credited to the accounts of participants in the ESPP was $385,232.35 and the aggregate amount credited to such accounts for such payroll period was $55,463.92.
          (ii) Except as set forth in Section 3.01(c)(i), as of the close of business on August 9, 2010, no shares of capital stock of, or other equity or voting interests in, the Company, or securities convertible into, or exchangeable or exercisable for, or options, warrants, shares of deferred stock, restricted stock awards, stock appreciation rights, phantom stock awards or other rights to acquire any such capital stock of, or other equity or voting interests in, the Company, or other rights that are linked to the value of Company Common Stock or the value of the Company or any part thereof, were issued, reserved for issuance or outstanding. From the close of business on August 9, 2010 to the date of this Agreement, (A) there have been no issuances by the Company of shares of capital stock of, or other equity or voting interests in, the Company, other than issuances of shares of Company Common Stock pursuant to the exercise of Stock Options or rights under the ESPP or the settlement of RSUs, in each case outstanding as of August 9, 2010, and only if and to the extent required by their respective terms as in effect on such date and (B) there have been no issuances by the Company of securities convertible into, or exchangeable or exercisable for, or options, warrants, shares of deferred stock, restricted stock awards, stock appreciation rights, phantom stock awards, other rights to acquire shares of capital stock of, or other equity or voting interests in, the Company, or other rights that are linked to the value of Company Common Stock or the value of the Company or any part thereof, other than rights under the ESPP.
          (iii) All outstanding shares of capital stock of the Company are, and all shares that may be issued pursuant to the Company Stock Plans will be, when issued in accordance with the terms thereof, duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights. Except as set forth in this Section 3.01(c), there are no (A) bonds, debentures, notes or other indebtedness of the Company or any of its Subsidiaries and (B) securities or other instruments or rights (including stock appreciation rights, phantom stock awards or other similar rights) issued by, or other obligations of, the Company or any of its Subsidiaries, in each case, that are linked to, or the value of which is in any way based upon or derived from, the value of any class of capital stock of, or other equity or voting interests in, the Company or any of its Subsidiaries, the value of the Company, any of its Subsidiaries or any part thereof, or any dividends or other distributions declared or paid on any shares of capital stock of, or other equity or voting interests in, the Company or any of its Subsidiaries, or which have or which by their terms may have at any time (whether actual or contingent) the right to vote (or which are convertible into, or exchangeable for, securities having the right to vote) on any matters on which stockholders of the Company or any of its Subsidiaries may vote (the items referred to in clauses (A) and (B) collectively, “Equity Equivalents”). Except as set forth in this Section 3.01(c), there are no securities, options, warrants, calls, rights or Contracts of any kind to which the Company or any of its Subsidiaries is a party, or by which the Company or any of its Subsidiaries is bound, obligating the Company or any of its Subsidiaries to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock of, or other equity or voting interests in, or securities convertible into, or exchangeable or exercisable for, shares of capital stock of, or other equity or voting interests in, the Company or any of its Subsidiaries or obligating the Company or any of its Subsidiaries to issue, grant, extend or enter into any such security, option, warrant, call, right or Contract. With respect to the Stock Options, (1) each Stock Option intended to qualify as an “incentive stock option” under Section 422 of the Code so qualifies, (2) each grant of a Stock Option was duly authorized no later than the date on which the grant of such Stock Option was by its terms to be effective (the “Grant Date”) by all necessary corporate action, including, as applicable, approval by the Board of Directors of the Company (or a duly constituted and authorized committee thereof) and any required stockholder approval by the necessary number of votes or written consents, and the award agreement governing such grant (if any) was duly executed and delivered by each party thereto, (3) each such grant was made in accordance with the terms of the applicable Company Stock Plan, the Exchange Act and all other applicable Laws and regulatory rules or requirements, including the rules of The NASDAQ Stock Market LLC and any other exchange on which Company securities are traded, (4) the per share exercise price of each Stock Option was not less than the fair market value (within the meaning of Section 422 of the Code, in the case of each Stock Option intended to qualify as an “incentive stock option”, and within the meaning of Section 409A of the Code, in the case of each other Stock Option, other than any Stock Option that is exempt from Section 409A of the Code due to the effective date provisions thereof) of a share of Company Common Stock on the applicable Grant Date and (5) each such grant was properly accounted for in accordance with GAAP in the financial statements (including the related notes) of the Company and disclosed in the Company’s SEC Documents in accordance with the Exchange Act and all other applicable Laws. Except pursuant to the forfeiture conditions of the Stock Options and RSUs outstanding as of the date of this Agreement and except pursuant to the cashless exercise or tax withholding provisions of such Stock Options and RSUs, in each case as in effect on the date of this Agreement, there are no outstanding contractual or other obligations of the Company or any of its Subsidiaries to (I) repurchase, redeem or otherwise acquire any shares of capital stock of, or other equity or voting interests in, the Company or any of its Subsidiaries or (II) vote or dispose of any shares of capital stock of, or other equity or voting interests in, the Company or any of its Subsidiaries. The Company is not a party to any voting agreement with respect to any shares of capital stock of, or other equity or voting interests in, the Company or any of its Subsidiaries and, to the knowledge of the Company, as of the date of this Agreement there are no irrevocable proxies and no voting agreements with respect to any shares of capital stock of, or other equity or voting interests in, the Company or any of its Subsidiaries. The Company has not knowingly granted, and there is no and has been no Company policy or practice to grant, Stock Options prior to, or otherwise coordinate the grant of Stock Options with, the release or other public announcement of material information regarding the Company or its Subsidiaries or their financial results or prospects.
          (iv) Neither the Company nor any of its Subsidiaries has any (A) indebtedness for borrowed money, (B) indebtedness evidenced by any bond, debenture, note, mortgage, indenture or other debt instrument or debt security, (C) accounts payable to trade creditors and accrued expenses not arising in the ordinary course of business, (D) amounts owing as deferred purchase price for the purchase of any property, (E) capital lease obligations or (F) guarantees with respect to any indebtedness or obligation of a type described in clauses (A) through (E) above of any other person (other than, in the case of clauses (A), (B) and (D), accounts payable to trade creditors and accrued expenses, in each case arising in the ordinary course of business) (collectively, “indebtedness”).

          (v) All Stock Options and RSUs may be treated in accordance with Section 5.04(a) and all rights to purchase shares of Company Common Stock under the ESPP may be treated in accordance with Section 5.04(b). No holder of any Stock Option, RSU or right under the ESPP is entitled to any treatment of such Stock Option, RSU or right under the ESPP other than as provided with respect to such Stock Option, RSU or right under the ESPP in Section 5.04(a) or Section 5.04(b), as applicable, and after the Closing no holder of a Stock Option, RSU or right under the ESPP (or former holder of a Stock Option, RSU or right under the ESPP) or any current or former participant in the Company Stock Plans or any other Benefit Plan or Benefit Agreement shall have the right thereunder to acquire any capital stock of the Company or any other equity interest therein (including phantom stock or stock appreciation rights). All outstanding Stock Options are evidenced by individual written stock option agreements (the “Stock Option Agreements”) and all outstanding RSUs are evidenced by individual written restricted share unit agreements (the “RSU Agreements”), in each case substantially identical to the applicable forms set forth in Section 3.01(c)(v) of the Company Letter, copies of which individual agreements have previously been made available in complete and correct form to Parent and its counsel, and no Stock Option Agreement or RSU Agreement contains terms that are inconsistent with, or in addition to, the terms contained in such forms.
          (d) Authority; Noncontravention. The Company has the requisite corporate power and authority to execute and deliver this Agreement, to consummate the Merger and the other transactions contemplated by this Agreement, subject, in the case of the Merger, to obtaining the Stockholder Approval, and to comply with the provisions of this Agreement. Assuming the accuracy of Section 3.02(f), the execution and delivery of this Agreement by the Company, the consummation by the Company of the Merger and the other transactions contemplated by this Agreement and the compliance by the Company with the provisions of this Agreement have been duly authorized by all necessary corporate action on the part of the Company, and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement, to comply with the terms of this Agreement or to consummate the Merger and the other transactions contemplated by this Agreement, subject, in the case of the Merger, to obtaining the Stockholder Approval. This Agreement has been duly executed and delivered by the Company and, assuming the due execution and delivery of this Agreement by Parent and Sub, constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except as enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar Laws relating to the enforcement of creditors’ rights generally and by general principles of equity (the “Bankruptcy and Equity Exception”). The Board of Directors of the Company, at a meeting duly called and held at which all of the directors of the

Company were present, duly and unanimously adopted resolutions (i) approving and adopting this Agreement, the Merger and the other transactions contemplated by this Agreement, (ii) approving and declaring advisable the Stockholders Agreement and the transactions contemplated thereby, (iii) declaring that this Agreement and the Merger are fair to and advisable and in the best interests of the Company and the Company’s stockholders, (iv) directing that the adoption of this Agreement be submitted to a vote at a meeting of the Company’s stockholders to be held as set forth in Section 5.01(c) and (v) recommending that the Company’s stockholders adopt this Agreement, which resolutions, except to the extent expressly permitted by Section 4.02, have not been rescinded, modified or withdrawn in any way. The execution and delivery of this Agreement, the consummation of the Merger and the other transactions contemplated by this Agreement and compliance by the Company with the provisions of this Agreement do not and will not conflict with, or result in any violation or breach of, or default (with or without notice or lapse of time or both) under, or give rise to a right of, or result in, termination, cancellation or acceleration of any obligation or to a loss of a benefit under, or result in the creation of any Lien in or upon any of the properties or assets of the Company or any of its Subsidiaries under, or give rise to any increased, additional, accelerated or guaranteed rights or entitlements under (including any right of a holder of a security of the Company or any of its Subsidiaries to require the Company or any of its Subsidiaries to acquire such security), any provision of (A) the Company Certificate or the Company Bylaws or the certificate of incorporation or bylaws (or similar organizational documents) of any of its Subsidiaries, (B) any loan or credit agreement, bond, debenture, note, mortgage, indenture, guarantee, lease or other contract, commitment, agreement, instrument, binding arrangement or understanding, obligation, undertaking or license, whether oral or written (each, including all amendments thereto, a “Contract”), or Permit to or by which the Company or any of its Subsidiaries is a party or bound or to or by which any of their respective properties or assets are subject or bound or (C) subject to the governmental filings and other matters referred to in the following sentence, any (1) Federal, state or local, domestic or foreign, statute, law, code, ordinance, rule or regulation of any Governmental Entity (each, a “Law”), assuming receipt of the Stockholder Approval and the adoption of this Agreement by Parent, as the sole stockholder of Sub, or (2) Federal, state or local, domestic or foreign, judgment, injunction, order, writ or decree of any Governmental Entity (each, a “Judgment”), in each case, applicable to the Company or any of its Subsidiaries or their respective properties or assets, other than, in the case of clauses (B) and (C), any such conflicts, violations, breaches, defaults, terminations, cancellations, accelerations, losses, Liens, rights or entitlements that, individually or in the aggregate, are not reasonably likely to (x) have a Material Adverse Effect or (y) impair in any material respect the ability of the Company to perform its obligations under this Agreement. No consent, approval, order or authorization of, registration, declaration or filing with, or notice to, any Federal, state or local, domestic or foreign, government or any court, administrative agency or commission or other governmental, quasi-governmental or regulatory authority or agency, domestic or foreign (a “Governmental Entity”), is required by or with respect to the Company or any of its Subsidiaries in connection with the execution and delivery of this Agreement by the Company, the consummation by the Company of the Merger and the other transactions contemplated by this Agreement or the compliance by the Company with the provisions of this Agreement, except for (I) the filing of a premerger notification and report form by the Company under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), and the filings and receipt, termination or expiration, as applicable, of such other approvals or waiting periods required under any other applicable competition, merger control, antitrust or similar Law, (II) the filing with the Securities and Exchange Commission (the “SEC”) of a proxy statement relating to the adoption of this Agreement by the Company’s stockholders (as amended or supplemented from time to time, the “Proxy Statement”) and such reports under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the “Exchange Act”), as may be required in connection with this Agreement and the Merger and the other transactions contemplated by this Agreement, (III) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware and appropriate documents with the relevant authorities of other jurisdictions in which the Company or any of its Subsidiaries is qualified to do business, (IV) any filings required under the rules and regulations of The NASDAQ Stock Market LLC and (V) such other consents, approvals, orders, authorizations, registrations, declarations, filings and notices the failure of which to be obtained or made, individually or in the aggregate, are not reasonably likely to (x) have a Material Adverse Effect or (y) impair in any material respect the ability of the Company to perform its obligations under this Agreement.
          (e) SEC Documents. (i) To the extent complete and correct copies are not available on the SEC’s website, the Company has made available to Parent complete and correct copies of all reports, schedules, forms, statements and other documents filed with or furnished to the SEC by the Company since October 1, 2006 (such documents available on the SEC’s website or made available to Parent, together with all information incorporated therein by reference, the “SEC Documents”). Since October 1, 2006, the Company has filed with or furnished to the SEC each report, schedule, form, statement or other document or filing required by Law to be filed or furnished by the Company at or prior to the time so required. No Subsidiary of the Company is required to file or furnish any report, schedule, form, statement or other document with, or make any other filing with, or furnish any other material to, the SEC. As of their respective dates, each of the SEC Documents complied as to form in all material respects with the requirements of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (collectively, the “Securities Act”) and the

Exchange Act, in each case, applicable to such SEC Document, and none of the SEC Documents at the time it was filed or furnished contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Except to the extent that information contained in any SEC Document filed or furnished and publicly available prior to the date of this Agreement (a “Filed SEC Document”) has been revised or superseded by a later filed or furnished Filed SEC Document, none of the SEC Documents contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. To the extent complete and correct copies are not available on the SEC’s website, the Company has made available to Parent copies of all comment letters received by the Company from the SEC since October 1, 2006 and relating to the SEC Documents, together with all written responses of the Company thereto. As of the date of this Agreement, there are no outstanding or unresolved comments in such comment letters received by the Company from the SEC. As of the date of this Agreement, to the knowledge of the Company none of the SEC Documents is the subject of any ongoing review by the SEC. The financial statements (including the related notes) of the Company included in the SEC Documents complied, at the time the respective statements were filed, as to form in all material respects with the applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, were prepared in accordance with generally accepted accounting principles in effect from time to time in the United States of America (“GAAP”) (except, in the case of unaudited quarterly financial statements, as permitted by Form 10-Q of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and their consolidated results of operations and cash flows for the periods then ended (subject, in the case of unaudited quarterly financial statements, to normal and recurring year-end audit adjustments). Except as set forth in the most recent audited financial statements (including the notes thereto) included in the Filed SEC Documents (the “Baseline Financials”), the Company and its Subsidiaries have no material liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) other than such liabilities or obligations (A) with respect to or arising from the transactions contemplated by this Agreement, (B) incurred in the ordinary course of business consistent with past practice after the date of the Baseline Financials but prior to the date of this Agreement, (C) incurred on or after the date of this Agreement that is not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect or (D) clearly disclosed in the unaudited financial statements (including the notes thereto) included in the Company’s Form 10-Q for the period ended June 30, 2010, filed with the SEC on August 5, 2010.

     (ii) The Company is in compliance in all material respects with the provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder (collectively, “SOX”) applicable to it. The Company has promptly disclosed, by filing a Form 8-K, any change in or waiver of the Company’s code of ethics, as required by Section 406(b) of SOX. To the knowledge of the Company, there have been no violations of provisions of the Company’s code of ethics since the adoption of such code of ethics, including any minor violations not material to the Company’s business.
     (iii) The principal executive officer of the Company and the principal financial officer of the Company each has made all certifications required by Rule 13a-14 and 15d-14 under the Exchange Act and Sections 302 and 906 of SOX, as applicable, with respect to the SEC Documents, and the statements contained in such certifications were accurate as of the date they were made. For purposes of this Agreement, “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in SOX. Neither the Company nor any of its Subsidiaries has outstanding, or has arranged any outstanding, “extension of credit” to directors or executive officers within the meaning of Section 402 of SOX.
     (iv) Neither the Company nor any of its Subsidiaries is a party to or bound by, or has any commitment to become a party to or bound by, any joint venture, off-balance sheet partnership or any similar Contract (including any Contract relating to any transaction or relationship between or among the Company and any of its Subsidiaries, on the one hand, and any unconsolidated Affiliate, including any structured finance, special purpose or limited purpose entity or person, on the other hand, or any “off-balance sheet arrangements” (as defined in Item 303(a) of Regulation S-K of the SEC)), where the purpose or intended or known result or effect of such joint venture, partnership or Contract is to avoid disclosure of any material transaction involving, or material liabilities of, the Company or any of its Subsidiaries in the Company’s or any of its Subsidiaries’ published financial statements or other SEC Documents.
     (v) The Company maintains “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) in compliance with the Exchange Act.
     (vi) The Company maintains “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) in compliance with the Exchange Act.
     (f) Information Supplied. None of the information included or incorporated by reference in the Proxy Statement will, at the date it is first mailed to the Company’s stockholders, at the time of the Stockholders Meeting or at the time of any amendment or supplement thereof, as amended or supplemented at such date or time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, except that no representation is made by the Company with respect to statements made or incorporated by reference therein based on information supplied by or on behalf of Parent or Sub specifically for inclusion or incorporation by reference in the Proxy Statement. The Proxy Statement will comply as to form in all material respects with the requirements of the Exchange Act.
     (g) Absence of Certain Changes or Events. (i) From September 30, 2009 to the date of this Agreement, the Company and its Subsidiaries have conducted their respective businesses only in the ordinary course of business consistent in all material respects with past practice and there has not been (A) any Material Adverse Effect (including any Material Adverse Effect resulting from an occurrence prior to September 30, 2009), (B) any declaration, setting aside or payment of any dividend on, or other distribution (whether in cash, stock or property) in respect of, any of the Company’s or any of its Subsidiaries’ capital stock or other equity or voting interests, except for dividends by a direct or indirect wholly owned Subsidiary of the Company to its parent, (C) any split, combination or reclassification of any of the Company’s or any of its Subsidiaries’ capital stock or other equity or voting interests or any issuance or the authorization of any issuance of any other securities in respect of, in lieu of or in substitution for shares of capital stock of, or other equity or voting interests in, the Company or any of its Subsidiaries, (D)(1) any grant by the Company or any of its Subsidiaries to any current or former director, officer, employee, contractor or consultant of the Company or any of its Subsidiaries (collectively, “Company Personnel”) of any bonus or award opportunity, any loan or any increase in any type of compensation or benefits, except for grants of normal bonus opportunities and normal increases of base cash compensation, in each case, in the ordinary course of business consistent with past practice or (2) any payment by the Company or any of its Subsidiaries to any Company Personnel of any bonus or award, except for bonuses or awards paid prior to the date of this Agreement in the ordinary course of business consistent with past practice, (E) any grant by the Company or any of its Subsidiaries to any Company Personnel of any severance, separation, change in control, retention, termination or similar compensation or benefits or increase therein or of the right to receive any severance, separation, change in control, retention, termination or similar compensation or benefits or increase therein, (F) any adoption or establishment of or entry by the Company or any of its Subsidiaries into, any amendment of, modification to or termination of, or agreement to amend, modify or terminate, or any termination of (or announcement of an intention to amend, modify or terminate), (1) any employment, deferred compensation, change in control, severance, termination, employee benefit, loan, indemnification, retention, equity or equity-based compensation, consulting or similar Contract between the Company or any of its Subsidiaries, on the one hand, and any Company Personnel, on the other hand, (2) any Contract between the Company or any of its Subsidiaries, on the one hand, and any Company Personnel, on the other hand, the benefits of which are contingent, or the terms of which are altered, upon the occurrence of a transaction involving the Company of the nature contemplated by this Agreement (alone or in combination with any other event) or (3) any trust or insurance Contract or other agreement to fund or otherwise secure payment of any compensation or benefit to be provided to any Company Personnel (all such Contracts under this clause (F), including any such Contract that is entered into on or after the date of this Agreement, collectively, “Benefit Agreements”), (G) any grant or amendment of any award under any Benefit Plan or Benefit Agreement (including the grant or amendment of Stock Options, RSUs, restricted stock, stock appreciation rights, performance units, stock repurchase rights or other equity or equity-based compensation) or the removal or modification of any restrictions in any such award, (H) any payment to any Company Personnel of any compensation or benefit not provided for under any Benefit Plan or Benefit Agreement, other than the payment of base cash compensation in the ordinary course of business consistent with past practice, (I) the taking of any action to accelerate, or that is reasonably likely to result in the acceleration of, the time of vesting or payment of any rights, compensation, benefits or funding obligations under any Benefit Plan or Benefit Agreement or otherwise, (J) any material change in financial or tax accounting methods, principles or practices by the Company or any of its Subsidiaries, except insofar as may have been required by GAAP or applicable Law, (K) any material tax election or change in any material tax election or any settlement or compromise of any material tax liability, (L) any material write-down by the Company or any of its Subsidiaries of any of the material assets of the Company or any of its Subsidiaries or (M) any licensing or other agreement with regard to the acquisition or disposition of any material Intellectual Property or rights thereto, other than nonexclusive licenses granted in the ordinary course of the business of the Company and its Subsidiaries consistent with past practice.
     (ii) Since September 30, 2009, each of the Company and its Subsidiaries has continued all pricing, sales, receivables and payables practices in accordance with the ordinary course of business consistent with past practice and has not engaged, except in the ordinary course of business consistent with past practice, in (A) any trade loading practices or any other promotional sales or discount activity with any customers or distributors with the effect of accelerating to prior fiscal quarters (including the current fiscal quarter) sales to the trade or otherwise that would otherwise be expected to occur in subsequent fiscal quarters, (B) any practice that would have the effect of accelerating to prior fiscal quarters (including the current fiscal quarter) collections of receivables that would otherwise be expected to be made in subsequent fiscal quarters, (C) any practice that would have the effect of postponing to subsequent fiscal quarters payments by the Company or any of its Subsidiaries that would otherwise be expected to be made in prior fiscal quarters (including the current fiscal quarter) or (D) any other promotional sales or discount activity.
          (h) Litigation. Section 3.01(h) of the Company Letter sets forth, as of the date of this Agreement, a complete and correct list of each claim, action, suit or judicial, administrative or regulatory proceeding or investigation pending or, to the knowledge of the Company, threatened by or against the Company or any of its Subsidiaries (i) for money damages (other than for immaterial amounts), (ii) that seeks injunctive relief, (iii) that may give rise to any legal restraint on or prohibition against or limit the material benefits to Parent of the Merger or the other transactions contemplated by this Agreement or (iv) that, if resolved in accordance with plaintiff’s demands, is reasonably likely to have a Material Adverse Effect. There is no Judgment of any Governmental Entity or arbitrator outstanding against, or, to the knowledge of the Company, investigation, proceeding, notice of violation, order of forfeiture or complaint by any Governmental Entity involving, the Company or any of its Subsidiaries that, individually or in the aggregate, is reasonably likely to have a Material Adverse Effect.
          (i) Contracts. (i) Section 3.01(i) of the Company Letter sets forth, as of the date of this Agreement, (with specific reference to the subsection of this Section 3.01(i) to which such Contract relates) a complete and correct list of:
     (A) each Contract pursuant to which the Company or any of its Subsidiaries has agreed not to compete with any person in any area or to engage in any activity or business, or pursuant to which any benefit or right is required to be given or lost, or any penalty or detriment is incurred, as a result of so competing or engaging;
     (B) each Contract to or by which the Company or any of its Subsidiaries is a party or bound providing for exclusivity or any similar requirement or pursuant to which the Company or any of its Subsidiaries is restricted in any way, or which after the Effective Time could restrict Parent or any of its Subsidiaries in any way, with respect to the development, manufacture, marketing or distribution of their respective products or services or otherwise with respect to the operation of their businesses, or pursuant to which any benefit or right is required to be given or lost, or any penalty or detriment is incurred, as a result of non-compliance with any such exclusive or restrictive requirements or which requires the Company or any of its Subsidiaries to refrain from granting license or franchise rights to any other person;

     (C) each Contract to or by which the Company or any of its Subsidiaries is a party or bound or with respect to which the Company or any of its Subsidiaries has any obligation with (1) any Affiliate of the Company or any of its Subsidiaries, (2) any Company Personnel, (3) any union or other labor organization or (4) any Affiliate of any such person (other than, in each case, (I) offer letters or employment agreements that are terminable at will by the Company or any of its Subsidiaries both without any penalty and without any obligation of the Company or any of its Subsidiaries to pay severance or other compensation or benefits (other than accrued base salary, accrued commissions, accrued bonuses, accrued vacation pay, accrued floating holidays and legally mandated benefits), (II) invention assignment and confidentiality agreements relating to the assignment of inventions to the Company or any of its Subsidiaries not involving the payment of money and (III) Benefit Plans and Benefit Agreements other than offer letters or employment agreements);
     (D) each Contract under which the Company or any of its Subsidiaries has incurred any indebtedness having an aggregate principal amount in excess of $100,000;
     (E) each Contract to or by which the Company or any of its Subsidiaries is a party or bound creating or granting a Lien (including Liens upon properties or assets acquired under conditional sales, capital leases or other title retention or security devices), other than (1) Liens for taxes not yet due and payable, that are payable without penalty or that are being contested in good faith and for which adequate reserves have been established, (2) Liens for assessments and other governmental charges or landlords’, carriers’, warehousemen’s, mechanics’, repairmen’s, workers’ or similar Liens incurred in the ordinary course of business, consistent with past practice, in each case for sums not yet due and payable or due but not delinquent or being contested in good faith by appropriate proceedings, (3) Liens incurred in the ordinary course of business, consistent with past practice, in connection with workers’ compensation, unemployment insurance and other types of social security or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, performance and return of money bonds and similar obligations and (4) Liens incurred in the ordinary course of business consistent with past practice that are not reasonably likely to adversely interfere in a material way with the use of the properties or assets encumbered thereby (collectively, “Permitted Liens”);

     (F) each Contract to or by which the Company or any of its Subsidiaries is a party or bound (other than Benefit Plans and Benefit Agreements) containing any provisions (1) contemplating or relating in any way to a “change in control” or similar event with respect to the Company or one or more of its Subsidiaries, including provisions requiring consent or approval of, or notice to, any Governmental Entity or other person in the event of a change in control of the Company or one or more of its Subsidiaries, or otherwise having the effect of providing that the consummation of the Merger or any of the other transactions contemplated by this Agreement or the execution, delivery or effectiveness of this Agreement will materially conflict with, result in a material violation or material breach of, or constitute a default (with or without notice or lapse of time or both) under, such Contract, or give rise under such Contract to any right of, or result in, a termination, right of first refusal, material amendment, revocation, cancellation or material acceleration of any obligation, or a loss of a material benefit or the creation of any material Lien upon any of the properties or assets of the Company, Parent or any of their respective Subsidiaries, or to any increased, guaranteed, accelerated or additional material rights or material entitlements of any person, (2) prohibiting or imposing any restrictions on the assignment of all or any portion of such Contract by the Company or its Subsidiaries (without regard to any exception permitting assignments to subsidiaries or Affiliates), including provisions requiring consent or approval of, or notice to, any Governmental Entity or other person in the event of a change in control of the Company or one or more of its Subsidiaries, or (3) having the effect of providing that the consummation of the Merger or any of the other transactions contemplated by this Agreement or the execution, delivery or effectiveness of this Agreement will require that a third party be provided with access to source code or that any source code be released from escrow and provided to any third party;
     (G) each Contract to or by which the Company or any of its Subsidiaries is a party or bound providing for payments of royalties or other license fees to third parties in excess of $20,000 annually, that is not terminable without penalty on 90 days or less notice;
     (H) each Contract to or by which the Company or any of its Subsidiaries is a party or bound granting a third party any license to Intellectual Property that is not limited to the internal use of such third party;
     (I) each Contract pursuant to which the Company or any of its Subsidiaries has been granted any license to Intellectual Property,

other than nonexclusive licenses granted in the ordinary course of business of the Company and its Subsidiaries consistent with past practice;
     (J) each Contract to or by which the Company or any of its Subsidiaries is a party or bound granting the other party to such Contract or a third party “most favored nation” pricing or terms that (1) applies to the Company or any of its Subsidiaries or (2) following the Effective Time, would apply to Parent or any of its Subsidiaries other than the Surviving Corporation or its Subsidiaries;
     (K) each Contract pursuant to which the Company or any of its Subsidiaries has agreed or is required to provide any third party with access to source code, to provide for source code to be put in escrow or to grant a contingent license to source code;
     (L) each Contract to or by which the Company or any of its Subsidiaries is a party or bound for any joint venture (whether in partnership, limited liability company or other organizational form) or alliance or similar arrangement;
     (M) each Contract to or by which the Company or any of its Subsidiaries is a party or bound for any development, marketing, resale, distribution or similar arrangement relating to any product or service;
     (N) each Contract to or by which the Company or any of its Subsidiaries is a party or bound with any Governmental Entity;
     (O) each material Contract to or by which the Company or any of its Subsidiaries is a party or bound entered into in the last five years in connection with the settlement or other resolution of any suit, claim, action, investigation or proceeding that has any material continuing obligations, liabilities or restrictions;
     (P) each Contract to or by which the Company or any of its Subsidiaries is a party or bound providing for future performance by the Company or any of its Subsidiaries in consideration of amounts previously paid;
     (Q) each material Contract to or by which the Company or any of its Subsidiaries is a party or bound for professional services engagements for a fixed fee that guarantees a specific result;

     (R) each Contract between the Company or any of its Subsidiaries and any of the 50 largest customers of the Company and its Subsidiaries (determined on the basis of revenues received by the Company or any of its Subsidiaries in the four consecutive fiscal quarter period ended March 31, 2010 or, for Contracts signed during the four consecutive fiscal quarter period ended March 31, 2010, on the basis of the first year annual contract value (each such customer, a “Major Customer”, and each such Contract, a “Major Customer Contract”));
     (S) each Contract between the Company or any of its Subsidiaries and any of the 10 largest licensors or other suppliers to the Company and its Subsidiaries (determined on the basis of amounts paid by the Company or any of its Subsidiaries in the four consecutive fiscal quarter period ended March 31, 2010 (each such licensor or other supplier, a “Major Supplier”, and each such Contract, a “Major Supplier Contract”));
     (T) except for the Contracts disclosed above, each Contract (other than Benefit Plans and Benefit Agreements) which has aggregate future sums due to or from the Company or any of its Subsidiaries, taken as a whole, (i) during the period commencing on the date of this Agreement and ending on the 12-month anniversary of this Agreement, in excess of $150,000 or (ii) in aggregate more than $500,000 during the life of the Contract; and
     (U) except for the Contracts disclosed above, each material Contract to or by which the Company or any of its Subsidiaries is a party or bound not made in the ordinary course of business consistent with past practice.
The Contracts of the Company or any of its Subsidiaries of the type referred to in clauses (A) through (U) of this subsection (i) are collectively referred to in this Agreement as “Specified Contracts”. The Company has made available to Parent a complete and correct copy of each of the Specified Contracts, including all amendments thereto. Each Contract of the Company or any of its Subsidiaries that is material to the Company and its Subsidiaries (a “Material Contract”), as well as each Specified Contract, is in full force and effect (except for those Contracts that have expired in accordance with their terms) and is a legal, valid and binding agreement of the Company or such Subsidiary, as the case may be, and, to the knowledge of the Company, of each other party thereto, enforceable against the Company or such Subsidiary, as the case may be, and, to the knowledge of the Company, against the other party or parties thereto, in each case, in accordance with its terms, subject to the Bankruptcy and Equity

Exception. Each of the Company and its Subsidiaries has performed or is performing in all material respects, all obligations required to be performed by it under the Material Contracts and Specified Contracts and is not (with or without notice or lapse of time or both) in breach in any material respect or default thereunder, and has not knowingly waived or failed to enforce any material rights or benefits thereunder (other than in the ordinary course of business consistent with past practice), and, to the knowledge of the Company, no other party to any of the Material Contracts or Specified Contracts is (with or without notice or lapse of time or both) in breach in any material respect or default thereunder. To the knowledge of the Company, as of the date of this Agreement, there has occurred no event giving (with or without notice or lapse of time or both) to others any right of termination, material amendment or cancellation of any Material Contract or Specified Contract. To the knowledge of the Company, there are no circumstances that are reasonably likely to occur that could reasonably be expected to adversely affect the ability of the Company or any of its Subsidiaries to perform its material obligations under any Material Contract or Specified Contract.
     (ii) None of the Major Customers or Major Suppliers has terminated, failed to renew or requested any material amendment to any of its Major Customer Contracts or Major Supplier Contracts, or any of its existing relationships (other than renewals and amendments in the ordinary course of business not adverse in any material respect to the Company or its Subsidiaries, taken as a whole) with the Company or any of its Subsidiaries.
     (j) Permits; Compliance with Laws. The Company and its Subsidiaries have in effect all certificates, permits, licenses, franchises, approvals, concessions, qualifications, registrations, certifications and similar authorizations from any Governmental Entity (collectively, “Permits”) that are necessary for them to own, lease or operate their properties and assets and to carry on their businesses in all material respects as currently conducted. Section 3.01(j) of the Company Letter sets forth, as of the date of the Agreement, a complete and correct list of the Permits that are material, individually or in the aggregate, to the Company and its Subsidiaries, taken as a whole. Each of the Company and its Subsidiaries is, and since October 1, 2006 has been, in compliance in all material respects with all applicable Laws and Judgments, and no condition or state of facts exists that is reasonably likely to give rise to a material violation of, or a material liability or default under, any such applicable Law or Judgment. The execution and delivery of this Agreement by the Company does not, and the consummation of the Merger and the other transactions contemplated by this Agreement and compliance with the terms hereof are not reasonably likely to, cause the revocation or cancellation of any material Permit. As of the date of this Agreement, neither the Company nor any of its Subsidiaries has received any written communication during the past three years from any person that alleges that the Company or any of its

Subsidiaries is not in compliance in all material respects with, or is subject to liability under, any Permit, Law or Judgment or relating to the revocation or modification of any material Permit. Neither the Company nor any of its Subsidiaries has received any notice that any investigation or review by any Governmental Entity is pending with respect to the Company or any of its Subsidiaries or any of the material assets or operations of the Company or any of its Subsidiaries or that any such investigation or review is contemplated.
     (k) Absence of Changes in Benefit Plans; Employment Agreements; Labor Relations. (i) Except as disclosed in the Filed SEC Documents, since September 30, 2009, none of the Company or any of its Subsidiaries has adopted, entered into, established, terminated, amended or modified or agreed to adopt, enter into, establish, terminate, amend or modify (or announced an intention to adopt, enter into, establish, terminate, amend or modify) any collective bargaining agreement or any employment, bonus, pension, profit sharing, deferred compensation, incentive compensation, equity or equity-based compensation, performance, retirement, thrift, savings, cafeteria, paid time off, perquisite, fringe benefit, vacation, unemployment, severance, change in control, termination, retention, disability, death benefit, hospitalization, medical or other welfare benefit or other similar plan, program, policy, arrangement or understanding (whether oral or written, formal or informal, funded or unfunded and whether or not legally binding or subject to the Laws of the United States) sponsored, maintained, contributed to or required to be sponsored, maintained or contributed to by the Company, any of its Subsidiaries or any other person or entity that, together with the Company, is treated as a single employer under Section 414(b), (c), (m) or (o) of the Code or with respect to which the Company is otherwise jointly or severally liable under applicable Law (each, a “Commonly Controlled Entity”), in each case, providing compensation or benefits to any Company Personnel, including the Company Stock Plans, but not including the Benefit Agreements (all such plans, programs, policies, arrangements and understandings, including any such plan, program, policy, arrangement or understanding entered into, adopted or established on or after the date of this Agreement, collectively, “Benefit Plans”), or has made any change in any actuarial or other assumption used to calculate funding obligations with respect to any Pension Plan, or any change in the manner in which contributions to any Pension Plan are made or the basis on which such contributions are determined.
     (ii) There are no collective bargaining or other labor union agreements to which the Company or any of its Subsidiaries is a party or by which any of them is bound. Since October 1, 2006, neither the Company nor any of its Subsidiaries has encountered any labor union organizing activity, or had any actual or, to the knowledge of the Company, threatened employee strikes, work stoppages, slowdowns or lockouts and, to the knowledge of the Company, no labor union organizing activity, strike, work stoppage, slowdown or lockout is threatened. None of the employees of the Company or any of its Subsidiaries is represented by any labor union, works council or similar organization with respect to his or her employment by the Company or such Subsidiary. The Company and its Subsidiaries do not have any obligation (including to inform or consult with any such employees or their representatives in respect of the Merger or the other transactions contemplated by this Agreement) with respect to any such organization. Each of the Company and its Subsidiaries is, and since October 1, 2006 has been, in compliance in all material respects with all applicable Laws and Judgments relating to labor relations, employment and employment practices, occupational safety and health standards, terms and conditions of employment, payment of wages, classification of employees, immigration, visa, work status, human rights, pay equity and workers’ compensation, and is not, and since October 1, 2006 has not, engaged in any unfair labor practice. There is no unfair labor practice charge or complaint against the Company or any of its Subsidiaries pending or, to the knowledge of the Company, threatened, in each case before the National Labor Relations Board or any comparable Governmental Entity. No question concerning representation has been raised or is, to the knowledge of the Company, threatened respecting the employees of the Company or any of its Subsidiaries. No grievance or arbitration proceeding arising out of a collective bargaining agreement is pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries.
          (l) Environmental Matters. (i) Each of the Company and its Subsidiaries is, and has been, in compliance in all material respects with all Environmental Laws, and neither the Company nor any of its Subsidiaries has received any (A) communication alleging that the Company or such Subsidiary is in violation of, or may have liability under, any Environmental Law or (B) currently outstanding written request by any Governmental Entity for information pursuant to any Environmental Law; (ii) (A) each of the Company and its Subsidiaries possesses and is in compliance in all material respects with all Permits required under Environmental Laws (“Environmental Permits”) for the conduct of its operations, (B) all such Environmental Permits are valid and in good standing and (C) neither the Company nor any of its Subsidiaries has been advised in writing by any Governmental Entity of any actual or potential change in any material respect in the status or terms and conditions of any such Environmental Permit; (iii) there are no material Environmental Claims pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries; (iv) there has been no Release of or exposure to any Hazardous Material that is reasonably likely to form the basis of any material Environmental Claim against the Company or any of its Subsidiaries; (v) neither the Company nor any of its Subsidiaries has retained or assumed, either contractually or by operation of Law, any liabilities or obligations that are reasonably likely to form the basis of any material Environmental Claim against the Company or any of its Subsidiaries; (vi) there are no underground or aboveground storage tanks, generators or known or suspected asbestos-containing materials on, at, under or about any property owned, operated or leased by the Company or any of its Subsidiaries, nor, to the knowledge of the Company, were there any underground storage tanks on, at, under or about any such property in the past; (vii) neither the Company nor any of its Subsidiaries stores, generates or disposes of Hazardous Materials (excluding office, cleaning or similar supplies used in the ordinary course of the Company’s or any of its Subsidiaries’ operations) at, on, under, about or from property owned or leased by the Company or any of its Subsidiaries; and (viii) there are no past or present events, conditions, circumstances, activities, practices, incidents, actions or plans that are reasonably likely to form the basis of a material Environmental Claim against the Company or any of its Subsidiaries.
          For all purposes of this Agreement, (A) “Environmental Claims” means any and all administrative, regulatory or judicial actions, suits, Judgments, demands, directives, claims, Liens, investigations, proceedings or written or oral notices of noncompliance or violation by or from any person alleging liability of any kind or nature (including liability or responsibility for the costs of enforcement proceedings, investigations, cleanup, governmental response, removal or remediation, natural resource damages, property damages, personal injuries, medical monitoring, penalties, contribution, indemnification and injunctive relief) arising out of, based on or resulting from (1) the presence or Release of, or exposure to, any Hazardous Material at any location, or (2) the failure to comply with any Environmental Law; (B) “Environmental Law” means any Law, Judgment, legally binding agreement or Permit issued, promulgated or entered into by or with any Governmental Entity relating to pollution, the environment (including ambient air, surface water, groundwater, land surface or subsurface strata), natural resources, the climate, human health and safety or the protection of endangered or threatened species; (C) “Hazardous Materials” means any petroleum or petroleum products, radioactive materials or wastes, asbestos in any form, polychlorinated biphenyls, hazardous or toxic substances and any other chemical, material, substance or waste that is prohibited, limited or regulated under any Environmental Law; and (D) “Release” means any actual or threatened release, spill, emission, leaking, dumping, injection, pouring, deposit, disposal, discharge, dispersal, leaching or migration into or through the environment or within any building, structure, facility or fixture.
          (m) Employee Benefits Matters. (i) Section 3.01(m)(i) of the Company Letter sets forth a complete and correct list of all “employee welfare benefit plans” (as defined in Section 3(1) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)), all “employee pension benefit plans” (as defined in Section 3(2) of ERISA) (each, a “Pension Plan”) and all other Benefit Plans and Benefit Agreements that, in each case, are in effect as of the date of this Agreement. The Company has made available to Parent complete and correct copies of (A) each Benefit Plan and each Benefit Agreement (or, in the case of any unwritten Benefit Plans or Benefit Agreements, written descriptions thereof), including any amendments thereto, (B) the two most recent annual reports, or such similar reports, statements, information returns or material correspondence required to be filed with or delivered to any Governmental Entity, if any, with respect to each Benefit Plan (including reports filed on Form 5500 with accompanying schedules and attachments), (C) the most recent summary plan description (if any), and any summary of material modifications, prepared for each Benefit Plan for which a summary plan description is required under applicable Law, (D) each trust agreement and group annuity or insurance Contract and other documents relating to the funding or payment of compensation or benefits under each Benefit Plan and Benefit Agreement (if any) and (E) the two most recent actuarial valuations for each Benefit Plan (if any). Each Benefit Plan and Benefit Agreement has been administered, funded and invested in all material respects in accordance with its terms. The Company and its Subsidiaries and each Benefit Plan and Benefit Agreement are in compliance in all material respects with applicable Law, including ERISA and the Code, and the terms of any collective bargaining agreements or other labor union Contracts.
               (ii) Each Pension Plan intended to be tax qualified under the Code has been the subject of a favorable determination, qualification or opinion letter from the U.S. Internal Revenue Service (the “IRS”) with respect to all tax Law changes with respect to which the IRS is currently willing to provide a determination letter to the effect that such Pension Plan is qualified and exempt from United States Federal income taxes under Sections 401(a) and 501(a), respectively, of the Code, and no such letter has been revoked (nor, as of the date of this Agreement, has revocation been threatened) and no event has occurred since the date of the most recent such letter or application therefor relating to any such Pension Plan that is reasonably likely to adversely affect the qualification of such Pension Plan or materially increase the costs relating thereto or require security under Section 307 of ERISA. Each Benefit Plan required to have been approved by any non-United States Governmental Entity (or permitted to have been approved to obtain any beneficial tax or other status) has been so approved or timely submitted for approval, no such approval has been revoked (nor, as of the date of this Agreement, has revocation been threatened) and no event has occurred since the date of the most recent approval or application therefor relating to any such Pension Plan that is reasonably likely to affect any such approval relating thereto or increase the costs relating thereto. The Company has made available to Parent a complete and correct copy of the most recent determination, qualification, opinion or approval letter or similar document received from a Governmental Entity with respect to each Benefit Plan intended to qualify for favorable tax treatment or other status, as well as a complete and correct copy of each pending application for a determination, qualification, opinion or approval letter or similar document, if any, and a complete and correct list of all amendments to any such Benefit Plans as to which a favorable determination, qualification, opinion or approval letter has not yet been received.
               (iii) Neither the Company nor any Commonly Controlled Entity has sponsored, maintained, contributed to or been obligated to maintain or contribute to, or has any actual or contingent liability under, any Benefit Plan that is a “defined benefit plan” (as defined in Section 3(35) of ERISA) or a “multiemployer plan” (within the meaning of Section 4001(a)(3) of ERISA), or that is subject to Section 302 or Title IV of ERISA or Section 412 of the Code or that is otherwise a defined benefit pension plan or that provides for the payment of termination indemnities, other than any such plan that is sponsored by a Governmental Entity, and neither the Company nor any Commonly Controlled Entity could incur any liability with respect to any such plan (under Title IV of ERISA or otherwise).
               (iv) No Benefit Plan or Benefit Agreement that provides welfare benefits, whether or not subject to ERISA (each, a “Welfare Plan”), is funded through a “welfare benefits fund” (as such term is defined in Section 419(e) of the Code), or is unfunded or self-insured. There are no understandings, agreements or undertakings, written or oral, that would prevent any Welfare Plan (including any Welfare Plan covering retirees or other former employees) from being amended or terminated without material liability to the Company or any of its Subsidiaries at or at any time after the Effective Time. No Welfare Plan provides benefits, and there are no understandings, written or oral, with respect to the provision of welfare benefits, after termination of employment, except where the cost thereof is borne entirely by the former employee (or his or her eligible dependents or beneficiaries) or as required by Section 4980B(f) of the Code or any similar state statute or foreign Law. The Company and its Subsidiaries have complied in all material respects with the applicable requirements of Section 4980B(f) of the Code, Sections 601-609 of ERISA and any similar state statute or foreign Law with respect to each Benefit Plan that is a “group health plan” (as defined in Section 5000(b)(1) of the Code or any similar state statute).
               (v) Section 3.01(m)(v) of the Company Letter sets forth, as of the date of this Agreement, a complete and correct list of (A) each Benefit Plan and each Benefit Agreement pursuant to which any Company Personnel could become entitled to any additional compensation, severance or other benefits or any acceleration of the time of payment or vesting of any compensation, severance or other benefits as a result of the Merger and the other transactions contemplated by this Agreement (alone or in combination with any other event, including any termination of employment on or following the Closing), or any compensation or benefits the value of which would be calculated on the basis of the Merger and the other transactions contemplated by this Agreement (alone or in combination with any other event, including any termination of employment on or following the Closing), (B) the names of all Company Personnel entitled to any such compensation or benefits actually payable as of the Closing Date or upon termination of employment after the Closing Date, (C) the category or type of each such form of compensation or benefit to which such Company Personnel is entitled, (D) the aggregate value of each such form of compensation or benefit actually payable as of the Closing Date and each such form of compensation or benefit that would be payable upon termination of employment or otherwise after the Closing Date, in each case, to all Company Personnel, and (E) the aggregate value of any such compensation or benefits that would be paid to each individual set forth in Section 3.01(m)(v) of the Company Letter as of the Closing Date and upon termination of employment. Except as expressly set forth in Section 5.04, no Company Personnel will be entitled to any severance, separation, change in control, termination, bonus, retention or other additional compensation or benefits or any acceleration of the time of payment or vesting of any compensation or benefits as a result of the Merger and the other transactions contemplated by this Agreement (alone or in combination with any other event, including any termination of employment on or following the Closing) or any compensation or benefits related to or contingent upon, or the value of which will be calculated on the basis of, the Merger and the other transactions contemplated by this Agreement (alone or in combination with any other event, including any termination of employment on or following the Closing). The execution and delivery of this Agreement, the consummation of the Merger and the other transactions contemplated by this Agreement (alone or in combination with any other event, including any termination of employment on or following the Closing) and compliance by the Company with the provisions of this Agreement do not and will not (A) trigger any funding (through a grantor trust or otherwise) of, or increase the cost of, or give rise to any other obligation under, any Benefit Plan, Benefit Agreement or any other employment arrangement, (B) trigger the forgiveness of indebtedness owed by any Company Personnel to the Company or any of its Affiliates or (C) result in any violation or breach of, or a default (with or without notice or lapse of time or both) under, or limit to the Company’s or any of its Subsidiaries’ ability to amend, modify or terminate, any Benefit Plan or Benefit Agreement.

               (vi) No deduction of any amount payable pursuant to the terms of the Benefit Plans or Benefit Agreements has been disallowed or is subject to disallowance under Section 162(m) of the Code.
               (vii) All reports, returns and similar documents with respect to each Benefit Plan required to be filed with any Governmental Entity or distributed to any Benefit Plan participant have been duly and timely filed or distributed. All participant data necessary to administer each Benefit Plan and Benefit Agreement is in the possession of the Company or its Subsidiaries and is in a form that is sufficient for the proper administration of the Benefit Plans and Benefit Agreements in accordance with their terms and all applicable Laws and such data is complete and correct in all material respects. Neither the Company nor any of its Subsidiaries has received notice of any, and, to the knowledge of the Company, there are no, pending investigations by any Governmental Entity with respect to, or pending termination proceedings or other material claims (except claims for benefits payable in the normal operation of the Benefit Plans and Benefit Agreements), suits or proceedings against or involving or asserting any rights or claims to benefits under, any Benefit Plan or Benefit Agreement.
               (viii) All material contributions, premiums and benefit payments under or in connection with each Benefit Plan and Benefit Agreement that are required to have been made by the Company or any of its Subsidiaries in accordance with the terms of such Benefit Plan and Benefit Agreement and applicable Laws have been timely made. No Benefit Plan, or any insurance Contract related thereto, requires or permits a retroactive increase in premiums or payments on termination of such Benefit Plan or such insurance Contract. Neither the Company nor any of its Subsidiaries has incurred, or could reasonably be expected to incur, any unfunded liabilities in relation to any Benefit Plan or Benefit Agreement.
               (ix) With respect to each Benefit Plan, (A) there has not occurred any prohibited transaction in which the Company, any of its Subsidiaries or any of their respective directors, officers or employees or, to the knowledge of the Company, any trustee, administrator or other fiduciary of such Benefit Plan or trust created thereunder, in each case, who is not a director, officer or employee of the Company or any of its Subsidiaries (a “Non-Affiliate Plan Fiduciary”), has engaged that could subject the Company, any of its Subsidiaries or any of their respective directors, officers or employees or any Non-Affiliate Plan Fiduciary to the tax or penalty on prohibited transactions imposed by Section 4975 of the Code or the sanctions imposed under Title I of ERISA or any other applicable Law and (B) none of the Company, any of its Subsidiaries or any of their respective directors, officers or employees or, to the knowledge of the Company, any Non-Affiliate Plan Fiduciary, or any

agent of any of the foregoing, has engaged in any transaction or acted in a manner, or failed to act in a manner, that could subject the Company, any of its Subsidiaries or any of their respective directors, officers or employees or any Non-Affiliate Plan Fiduciary to any material liability for breach of fiduciary duty under ERISA or any other applicable Law. No Benefit Plan or related trust has been terminated, nor has there been any “reportable event” (as such term is defined in Section 4043 of ERISA) for which the 30-day reporting requirement has not been waived with respect to any Benefit Plan during the last five years, and no notice of a reportable event will be required to be filed in connection with the Merger or the other transactions contemplated by this Agreement.
               (x) Neither the Company nor any of its Subsidiaries has any liability or obligations, including under or on account of a Benefit Plan or Benefit Agreement, arising out of the hiring of persons to provide services to the Company or any of its Subsidiaries and treating such persons as consultants or independent contractors and not as employees of the Company or any of its Subsidiaries.
               (xi) Each Benefit Plan and each Benefit Agreement that is a “nonqualified deferred compensation plan” within the meaning of Treas. Reg. Section 1.409A-1(a)(1)(a) (a “Nonqualified Deferred Compensation Plan”) (A) was operated in compliance with Section 409A of the Code between January 1, 2005 and December 31, 2008, based upon a good faith, reasonable interpretation of (1) Section 409A of the Code and (2) the final Treasury Regulations and other guidance issued by the IRS thereunder, to the extent applicable (clauses (1) and (2), together, the “409A Authorities”) and (B) has been operated in compliance with the 409A Authorities since January 1, 2009. Each Nonqualified Deferred Compensation Plan has been in documentary compliance with the 409A Authorities since January 1, 2009.
               (n) Taxes. (i) Each of the Company and its Subsidiaries has timely filed all tax returns required to be filed by it in the manner prescribed by applicable Law. All such tax returns are complete and correct in all material respects. Each of the Company and its Subsidiaries has timely paid all material taxes due, and the most recent financial statements contained in the Filed SEC Documents reflect an adequate reserve, in accordance with GAAP, for all material taxes payable by the Company and its Subsidiaries for all taxable periods and portions thereof through the date of such financial statements.
               (ii) No tax return of the Company or any of its Subsidiaries is currently, or has been, under audit or examination by any taxing authority, and no written, or to the knowledge of the Company unwritten, notice of such an audit or examination has been received by the Company or any of its

Subsidiaries. There is no material deficiency, refund litigation, proposed adjustment in writing or matter in controversy with respect to any taxes due and owing by the Company or any of its Subsidiaries. Each material deficiency resulting from any completed audit or examination or concluded litigation relating to taxes by any taxing authority has been timely paid. The relevant statute of limitations is closed with respect to the tax returns of the Company and its Subsidiaries for all years.
               (iii) There is no currently effective agreement or other document extending, or having the effect of extending, the period of assessment or collection of any taxes, and no power of attorney (other than powers of attorney authorizing employees of the Company to act on behalf of the Company) with respect to any taxes has been executed or filed with any taxing authority.
               (iv) No Liens for taxes exist with respect to any assets or properties of the Company or any of its Subsidiaries, except for statutory Liens for taxes not yet due and payable or being contested in good faith through appropriate proceedings and for which adequate reserves in accordance with GAAP have been established.
               (v) None of the Company or any of its Subsidiaries is a party to or bound by or currently has any liability under any tax sharing agreement, tax indemnity obligation or similar agreement, arrangement or practice with respect to taxes (including any advance pricing agreement, closing agreement (including pursuant to Section 7121 of the Code) or other agreement relating to taxes with any taxing authority).
               (vi) None of the Company or any of its Subsidiaries will be required to include in a taxable period ending after the Effective Time taxable income attributable to income that accrued (for purposes of the financial statements of the Company included in the Filed SEC Documents) in a prior taxable period but was not recognized for tax purposes in any prior taxable period as a result of the installment method of accounting, the completed contract method of accounting, the long-term contract method of accounting, the cash method of accounting or Section 481 of the Code or comparable provisions of any tax Law or as a result of prepaid amounts or deferred revenue received on or prior to the Effective Time.
               (vii) Neither the Company nor any of its Subsidiaries has been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code or made an election under Section 897(i) of the Code to be treated as a domestic corporation for purposes of Sections 897, 1445 and 6039C of the Code.

               (viii) Neither the Company nor any of its Subsidiaries has ever (A) made an election under Treasury Regulation Section 301.7701-3(c) to be treated as a partnership or disregarded entity for U.S. Federal income tax purposes or (B) made a similar election under any comparable provision of any Federal, state or local, domestic or foreign tax Law.
               (ix) Section 3.01(n)(ix) of the Company Letter sets forth the following information with respect to the Company and its Subsidiaries as of the most recent practicable date: the amount of any net operating losses, unused investment or other credits, unused foreign tax credits or excess charitable contributions of the Company or any of its Subsidiaries for Federal income tax, alternative minimum tax or any other tax purposes (including dates of expiration of such items, any limitations on such items and all Schedules M-1 and M-3 prepared or filed by the Company or any of its Subsidiaries).
               (x) No amount, economic benefit or other entitlement that could be received (whether in cash or property or the vesting of property) as a result of the Merger and the other transactions contemplated by this Agreement (alone or in combination with any other event, including any termination of employment on or following the Closing) by any person who is a “disqualified individual” (as such term is defined in Treasury Regulation Section 1.280G-1) with respect to the Company would be characterized as an “excess parachute payment” (as such term is defined in Section 280G(b)(1) of the Code). Section 3.01(n)(x) of the Company Letter sets forth (A) the Company’s reasonable, good faith estimate of the maximum amount that could be paid to each such “disqualified individual” as a result of the Merger and the other transactions contemplated by this Agreement (alone or in combination with any other event, including any termination of employment on or following the Closing) and (B) the “base amount” (as such term is defined in Section 280G(b)(3) of the Code) for each such “disqualified individual”, in each case calculated as of the date of this Agreement. No person is entitled to any gross-up, make-whole or other additional payment from the Company or any of its Subsidiaries in respect of any tax (including Federal, state, local and foreign income, excise and other taxes (including taxes imposed under Section 4999 or 409A of the Code)) or interest or penalty related thereto.
               (xi) The Company and its Subsidiaries have complied in all material respects with all applicable Laws relating to the payment and withholding of taxes (including withholding of taxes pursuant to Sections 1441, 1442, 3102 and 3402 of the Code or similar provisions under any other Law) and have, within the time and the manner prescribed by applicable Law, withheld from and paid over to the proper taxing authorities all amounts required to be so withheld and paid over under applicable Laws.

               (xii) Neither the Company nor any of its Subsidiaries has constituted either a “distributing corporation” or a “controlled corporation” (A) in a distribution of stock qualifying for tax-free treatment under Section 355 of the Code in the two years prior to the date of this Agreement or (B) in a distribution that could otherwise constitute part of a “plan” or “series of related transactions” (within the meaning of Section 355(e) of the Code) in conjunction with the Merger or any of the other transactions contemplated by this Agreement.
               (xiii) Each of the Company and its Subsidiaries has disclosed on its U.S. Federal income tax returns all positions taken therein that could give rise to a substantial understatement of U.S. Federal income tax within the meaning of Section 6662 of the Code.
               (xiv) All related party transactions involving the Company or any of its Subsidiaries are at arm’s length in compliance with Section 482 of the Code and the Treasury Regulations promulgated thereunder and any comparable provision of any tax Law.
               (xv) Neither the Company nor any of its Subsidiaries (A) owns any interest in any person that is treated as a “passive foreign investment company” within the meaning of Section 1297(a) of the Code with respect to the Company or such Subsidiary or (B) has ever made an election under Section 1362 of the Code to be treated as an S corporation for U.S. Federal income tax purposes or made a similar election under any comparable provision of any tax Law.
               (xvi) Each of the Company and its Subsidiaries has conducted all aspects of its business in accordance with the terms and conditions of all tax rulings and tax concessions that were provided by any relevant taxing authority.
               (xvii) Neither the Company nor any of its Subsidiaries has ever participated in any “listed transaction”, as defined in Treasury Regulation Sections 1.6011-4(b)(2) or 301.6111-2(b)(2).
               (xviii) For purposes of this Agreement, (A) “taxes” means all (1) Federal, state and local, domestic and foreign income, franchise, property, sales, excise, employment, payroll, social security, value-added, ad valorem, transfer, withholding and other taxes, including taxes based on or measured by gross receipts, profits, sales, use or occupation, tariffs, levies, impositions, assessments or governmental charges of any nature whatsoever, including any interest, penalties or additions with respect thereto, and any obligations under any Contracts with any other person with respect to such amounts, (2) liability for the payment of any amounts of the types described in clause (1) as a result of being a member of an affiliated, consolidated, combined, unitary or aggregate group and (3) liability for the payment of any amounts as a result of an express or implied obligation to indemnify any other person with respect to the payment of any amounts of the type described in clause (1) or (2); (B) “taxing authority” means any Governmental Entity exercising regulatory authority in respect of any taxes; and (C) “tax return” means any Federal, state or local, domestic or foreign return, declaration, report, estimate, form, claim for refund, information return, statement (including any statement pursuant to Treasury Regulation Section 1.6011-4(a)) or other document relating to taxes, including any certificate, schedule or attachment thereto.
               (xix) Each of the Company and its Subsidiaries possesses and has made available to Parent copies of all Federal, state, county, local, municipal or foreign Tax Returns (including any related or supporting information related to any of the foregoing) relating to Federal, state and local income, franchise, license, excise, net worth, property or sales and use taxes for taxable periods ending after December 31, 2002.
          (o) Properties. (i) Each of the Company and its Subsidiaries has good and marketable title to, or in the case of leased tangible property and leased tangible assets has valid and enforceable leasehold interests in, all of its material properties and tangible assets, free and clear of all Liens, except for Permitted Liens.
               (ii) The material properties and tangible assets owned or leased by the Company and its Subsidiaries, or which they otherwise have the right to use, are sufficient (subject to normal wear and tear) to operate their businesses in substantially the same manner as they are currently conducted. The assets of the Company and each of its Subsidiaries are each in good working order, and have been maintained in accordance with prudent industry practice.
               (iii) Section 3.01(o)(iii) of the Company Letter sets forth a complete and correct list of all real property and interests in real property leased by the Company or any of its Subsidiaries (each such property, a “Leased Real Property”). Neither the Company nor any of its Subsidiaries currently owns, or has previously owned, in fee any real property or interests in real property.
               (iv) With respect to each Leased Real Property, (A) the Merger and the other transactions contemplated by this Agreement do not require the consent of any party to any lease, (B) neither the Company nor any of its Subsidiaries has subleased, licensed or otherwise granted anyone the right to use or occupy such Leased Real Property or any portion thereof and (C) neither the Company nor any of its Subsidiaries has collaterally assigned or granted any other security interest in any such leasehold estate or any interest therein.

          (v) Each of the Company and its Subsidiaries is in compliance in all material respects with the terms of all material leases of Leased Real Property to which it is a party and under which it is in occupancy, and each such lease is a legal, valid and binding agreement of the Company or its Subsidiary, as the case may be, and, to the knowledge of the Company, of each other party thereto, enforceable against the Company or such Subsidiary, as the case may be, and, to the knowledge of the Company, against the other party or parties thereto, in each case, in accordance with its terms, subject to the Bankruptcy and Equity Exception. Each of the Company and its Subsidiaries enjoys peaceful and undisturbed possession in all material respects under all the leases to the material Leased Real Property to which it is a party and under which it is in occupancy.
          (p) Intellectual Property. (i) Section 3.01(p)(i) of the Company Letter sets forth a complete and correct list of all issued patents, patent applications, registered trademarks, tradenames and service marks and applications therefor, registered copyrights and applications therefor, and domain names and applications therefor, if any, owned by or licensed to the Company or any of its Subsidiaries as of the date of this Agreement. The Company has made available to Parent complete and correct copies of, and Section 3.01(p)(i) of the Company Letter sets forth a complete and correct list of, all license agreements relating to Intellectual Property to or by which the Company or any of its Subsidiaries is a party or bound as of the date of this Agreement, other than (except with respect to licenses or rights referred to in clause (ii)(L) below) nonexclusive licenses granted in the ordinary course of the business of the Company and its Subsidiaries consistent with past practice.
               (ii) (A) The Company and each of its Subsidiaries owns, or is licensed or otherwise has the right to use (in each case, without payments to third parties and free and clear of any Liens) all Intellectual Property necessary for or material to the conduct of its business as currently conducted and such rights are not subject to termination by any third party.
                    (B) All issued patents, patent applications, registered trademarks, tradenames and service marks and applications therefor, registered copyrights and applications therefor and domain names and applications therefor owned by the Company or any of its Subsidiaries have been duly registered and/or filed, as applicable, with or issued by each applicable Governmental Entity in each applicable jurisdiction, all necessary affidavits of continuing use have been filed, and all necessary maintenance fees have been paid to continue all such rights in effect.

                    (C) To the knowledge of the Company, none of the Company or any of its Subsidiaries or any of its or their products or services has infringed upon or otherwise violated, or is infringing upon or otherwise violating, the Intellectual Property rights of any person.
                    (D) There is no suit, claim, action, investigation or proceeding pending or, to the knowledge of the Company, threatened with respect to, and neither the Company nor any of its Subsidiaries has been notified in writing of, any possible infringement or other violation in any material respect by the Company or any of its Subsidiaries or any of its or their products or services of the Intellectual Property rights of any person. Since October 1, 2005, the Company has not been notified in writing of any possible infringement or other violation in any material respect by the Company or any of its Subsidiaries or any of its or their products or services of the Intellectual Property rights of any person. To the knowledge of the Company, there is no investigation pending or threatened with respect to any possible infringement or other violation in any material respect by the Company or any of its Subsidiaries or any of its or their products or services of the Intellectual Property rights of any person.
                    (E) To the knowledge of the Company, no person or any product or service of any person is infringing upon or otherwise violating in any material respect any Intellectual Property rights of the Company or any of its Subsidiaries.
                    (F) The Company and its Subsidiaries have taken reasonable measures to maintain the confidentiality of their Intellectual Property. Each of the former or current members of management or key personnel of the Company or any of its Subsidiaries, including all former and current employees, agents, consultants and independent contractors who have contributed to or participated in the conception and development of Intellectual Property owned, intended to be owned or used by the Company or any of its Subsidiaries, have assigned or otherwise transferred to the Company or any of its Subsidiaries all ownership and other rights of any nature whatsoever (to the extent permitted by Law) of such person in any material Intellectual Property owned, intended to be owned or used by the Company or any of its Subsidiaries, and none of the former or current members of management or key personnel of the Company or any of its Subsidiaries, including all former and current employees, agents, consultants and independent contractors who have contributed to or participated in the conception and development of Intellectual Property owned, intended to be owned or used by the Company or any of its

Subsidiaries, have a valid claim against the Company or any of its Subsidiaries in connection with the involvement of such persons in the conception and development of any material Intellectual Property owned, intended to be owned or used by the Company or any of its Subsidiaries, and no such claim has been asserted or, to the knowledge of the Company, threatened. To the knowledge of the Company, none of the current employees of the Company or any of its Subsidiaries has any patents issued or applications pending for any device, process, design or invention of any kind now used or needed by the Company or any of its Subsidiaries in furtherance of their business as currently conducted, which patents or applications have not been assigned to the Company or any of its Subsidiaries.
                    (G) The execution and delivery of this Agreement, the consummation of the Merger and the other transactions contemplated by this Agreement and the compliance with the provisions of this Agreement do not and will not conflict with, or result in any violation of or default (with or without notice or lapse of time or both) under, or give rise to any right, license or encumbrance relating to, any material Intellectual Property owned or used by the Company or any of its Subsidiaries or with respect to which the Company or any of its Subsidiaries now has or has had any agreement with any third party, or any right of termination, cancellation or acceleration of any material Intellectual Property right or obligation set forth in any agreement to or by which the Company or any of its Subsidiaries is a party or bound, or the loss or encumbrance of any material Intellectual Property or material benefit related thereto, or result in the creation of any Lien in or upon any material Intellectual Property or right.
                    (H) To the extent Third Party Software is distributed or utilized in services provided to customers of the Company or any of its Subsidiaries together with the Intellectual Property of the Company or any of its Subsidiaries, (1) any third party rights have been identified in Section 3.01(p)(ii)(H)(1) of the Company Letter, (2) all necessary licenses have been obtained and (3) no royalties or payments are due (or such royalties and payments are identified in Section 3.01(p)(ii)(H)(3) of the Company Letter).
                    (I) None of the source code or other material trade secrets of the Company or any of its Subsidiaries has been published or disclosed by the Company or any of its Subsidiaries, except pursuant to a non-disclosure agreement that is, in all material respects, in the standard form used by the Company that has been made available to Parent prior to the date of this Agreement, or, to the knowledge of the

Company, by any other person to any person except pursuant to licenses or Contracts requiring such other person to keep such trade secrets confidential.
                    (J) No person has any marketing or distribution rights to any material Intellectual Property of the Company or any of its Subsidiaries.
                    (K) Neither the Company nor any of its Subsidiaries has assigned, sold or otherwise transferred ownership of any material issued patent, patent application, registered trademark or application therefor, service mark, registered copyright or application therefor or any other material Intellectual Property since October 1, 2005.
                    (L) No licenses or rights have been granted to a third party to distribute the source code for, or to use any source code to create Derivative Works of, any product currently marketed by, commercially available from or under development by the Company or any of its Subsidiaries for which the Company or one of its Subsidiaries possesses the source code.
                    (M) The Company and each of its Subsidiaries has (1) created and has safely stored back-up copies of all their material computer programs and Software (including object code, source code and associated data and documentation) and (2) taken reasonable steps to protect their material Intellectual Property and their rights thereunder, and to the knowledge of the Company, no such rights to any material Intellectual Property have been lost or are in jeopardy of being lost through failure to act by the Company or any of its Subsidiaries.
                    (N) Section 3.01(p)(ii)(N) of the Company Letter identifies any and all open source, public source or freeware Software or any modification or derivative thereof, including any version of any Software licensed pursuant to any GNU General Public License (“GPL”), GNU Lesser/Library General Public License (“LGPL”), that is used in, incorporated into, integrated or bundled with any Intellectual Property, product or service of the Company or any of its Subsidiaries.
                    (O) The Company and its Subsidiaries are in compliance with all Contracts pursuant to which any source code of the Company or any of its Subsidiaries has been placed into escrow (other than any non-compliance which would not (with or without notice or lapse of time or both) affect whether such source code would be released from such escrow), neither the Company nor any of its Subsidiaries is in material breach or default under any such Contract and no source code has been released from escrow pursuant to any such Contract.
               (iii) For purposes of this Agreement, “Derivative Work” shall have the meaning set forth in 17 U.S.C. Section 101.
               (iv) For purposes of this Agreement, (A) “Intellectual Property” means Software, trademarks, service marks, brand names, certification marks, trade dress, assumed names, domain names, trade names and other indications of origin, the goodwill associated with the foregoing and registrations in any jurisdiction of, and applications in any jurisdiction to register, the foregoing, including any extension, modification or renewal of any such registration or application; patents, applications for patents (including divisions, provisionals, continuations, continuations in-part and renewal applications), and any renewals, extensions or reissues thereof, in any jurisdiction; trade secrets, know-how, formulae, processes, procedures, research records, records of invention, test information, market surveys and Software, whether patentable or not in any jurisdiction and rights in any jurisdiction to limit the use or disclosure thereof by any person; writings and other works and any renewals or extensions thereof; any similar intellectual property or proprietary rights; and any claims or causes of action (pending, threatened or which could be filed) arising out of any infringement or misappropriation of any of the foregoing; (B) “Software” means all types of computer software programs, including operating systems, application programs, software tools, firmware and software imbedded in equipment, including both object code and source code; the term “Software” shall also include all written or electronic data, documentation and materials that explain the structure or use of Software or that were used in the development of Software or are used in the operation of the Software including logic diagrams, flow charts, procedural diagrams, error reports, manuals and training materials, look-up tables and databases; and (C) “Third Party Software” means Software with respect to which a third party holds any copyright or other ownership right (and, therefore, such Software is not owned exclusively by the Company or any of its Subsidiaries).
          (q) Receivables. As of the date of this Agreement, all the accounts receivable of the Company (i) represented actual indebtedness or other obligations incurred by the applicable account debtors and (ii) had arisen from bona fide transactions in the ordinary course of business.
          (r) Insurance. To the knowledge of the Company, the Company or its Subsidiaries maintain policies of fire and casualty, liability and other forms of insurance in such amounts, with such deductibles and against such risks and losses as are customary for businesses in the Company’s and its Subsidiaries’ business. Section 3.01(r) of the Company Letter sets forth, as of the date of this

Agreement, a complete and correct list of the insurance policies maintained by the Company and its Subsidiaries and the annualized premium payable with respect to each such policy. All such policies are in full force and effect, all premiums due and payable thereon have been paid, and no notice of cancellation or termination has been received with respect to any such policy which has not been replaced on substantially similar terms prior to the date of such cancellation. There is no material claim pending under any such policies as to which coverage has been questioned, denied or disputed.
     (s) Unlawful Payments. Neither the Company nor any of its Subsidiaries, nor any of the directors, officers, agents, employees, representatives, franchisees or distributors of the Company or any of its Subsidiaries, has taken any action, directly or indirectly, that: (A) violated the FCPA or (B) would have violated the FCPA (in any case where the Company, any of its Subsidiaries, or any other Person referenced above may not have been subject to the FCPA). There have been no false or fictitious entries made in the books or records of the Company or any of its Subsidiaries relating to any payment that the FCPA prohibits, and neither the Company nor any of its Subsidiaries has established or maintained a secret or unrecorded fund for use in making any such payments. As used in this Agreement, the “FCPA” means the Foreign Corrupt Practices Act of 1977, as amended from time to time.
     (t) State Takeover Statutes. Assuming the accuracy of Section 3.02(f), the approval of the Merger by the Board of Directors of the Company referred to in Section 3.01(d) constitutes the only action necessary to render inapplicable to this Agreement, the Stockholders Agreement, the Merger, the other transactions contemplated by this Agreement, including the transactions under the Stockholders Agreement, and compliance with the terms of this Agreement, the restrictions on “business combinations” (as defined in Section 203 of the DGCL) set forth in Section 203 of the DGCL to the extent, if any, such restrictions would otherwise be applicable to this Agreement, the Stockholders Agreement, the Merger, the other transactions contemplated by this Agreement, including transactions under the Stockholders Agreement, or compliance with the terms of this Agreement. No other state takeover or similar statute or regulation is applicable to this Agreement, the Stockholders Agreement, the Merger, the other transactions contemplated by this Agreement or compliance with the terms of this Agreement.
     (u) Voting Requirements. The affirmative vote at the Stockholders Meeting or any adjournment or postponement thereof of the holders of a majority of the outstanding shares of Company Common Stock entitled to vote thereon in favor of adopting this Agreement (the “Stockholder Approval”) is the only vote of the holders of any class or series of the Company’s capital stock necessary to approve or adopt this Agreement or to consummate the Merger and the other transactions contemplated by this Agreement.
     (v) Brokers; Schedule of Fees and Expenses. No broker, investment banker, financial advisor or other person, other than Jefferies & Company, Inc., the fees and expenses of which will be paid by the Company or one or more of its Subsidiaries, is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the Merger and the other transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company or any of its Subsidiaries. The Company has delivered to Parent complete and correct copies of all agreements under which any such fees or commissions are payable and all indemnification and other agreements related to the engagement of the persons to whom such fees are payable. The fees and expenses of any accountant, broker, financial advisor, consultant, legal counsel or other person retained by the Company or any of its Subsidiaries in connection with this Agreement or the Merger and the other transactions contemplated by this Agreement incurred or to be incurred by the Company or any of its Subsidiaries in connection with this Agreement or the Merger and the other transactions contemplated by this Agreement will not exceed the fees and expenses set forth in Section 3.01(v) of the Company Letter.
     (w) Opinion of Financial Advisor. The Company has received the written opinion of Jefferies & Company, Inc. to the effect that, as of the date of this Agreement, and based upon and subject to the factors and assumptions set forth therein, the Merger Consideration to be received by the stockholders of the Company pursuant to this Agreement is fair to such stockholders from a financial point of view, a copy of which opinion will be delivered to Parent solely for informational purposes as promptly as practicable after the date of this Agreement.
     (x) Auditor Relationship. Section 3.01(x) of the Company Letter sets forth a complete and correct list of all relationships, audit or otherwise (including a description of services that the Company or any of its Subsidiaries has received, or is receiving, in connection with each such relationship), between the Company or any of its Subsidiaries, on the one hand, and PricewaterhouseCoopers or any of its Affiliates, on the other hand.
          SECTION 3.02. Representations and Warranties of Parent and Sub. Parent and Sub represent and warrant to the Company as follows:
     (a) Organization. Each of Parent and Sub is a corporation duly organized, validly existing and in good standing under the Laws of the jurisdiction of its organization and has all requisite corporate power and authority to carry on its business as currently conducted.

     (b) Authority; Noncontravention. Each of Parent and Sub has the requisite corporate power and authority to execute and deliver this Agreement, to consummate the Merger and the other transactions contemplated by this Agreement and to comply with the provisions of this Agreement (subject, in the case of the Merger, to the adoption of this Agreement by Parent, as the sole stockholder of Sub). The execution and delivery of this Agreement by Parent and Sub, the consummation by Parent and Sub of the Merger and the other transactions contemplated by this Agreement and the compliance by Parent and Sub with the provisions of this Agreement have been duly authorized by all necessary corporate action on the part of Parent and Sub, and no other corporate proceedings on the part of Parent or Sub are necessary to authorize this Agreement, to comply with the terms of this Agreement or to consummate the Merger and the other transactions contemplated by this Agreement (subject, in the case of the Merger, to the adoption of this Agreement by Parent, as the sole stockholder of Sub). This Agreement has been duly executed and delivered by Parent and Sub, as applicable, and, assuming the due execution and delivery of this Agreement by the Company, constitutes a valid and binding obligation of Parent and Sub, as applicable, enforceable against Parent and Sub, as applicable, in accordance with its terms, subject to the Bankruptcy and Equity Exception. The execution and delivery of this Agreement, the consummation of the Merger and the other transactions contemplated by this Agreement and the compliance by Parent and Sub with the provisions of this Agreement do not and will not conflict with, or result in any violation or breach of, or default (with or without notice or lapse of time or both) under, or give rise to a right of, or result in, termination, cancellation or acceleration of any obligation or to a loss of a material benefit under, or result in the creation of any Lien in or upon any of the properties or assets of Parent or Sub under, or give rise to any increased, additional, accelerated or guaranteed rights or entitlements under, any provision of (i) the certificate of incorporation or bylaws of Parent or Sub, (ii) any Contract or Permit to or by which Parent or Sub is a party or bound or to or by which their respective properties or assets are subject or bound or otherwise under which Parent or Sub has rights or benefits or (iii) subject to the governmental filings and other matters referred to in the following sentence, any Law (assuming receipt of the Stockholder Approval and the adoption of this Agreement by Parent, as the sole stockholder of Sub) or Judgment, in each case, applicable to Parent or Sub or their respective properties or assets, other than, in the case of clauses (ii) and (iii), any such conflicts, violations, breaches, defaults, terminations, cancellations, accelerations, losses, Liens, rights or entitlements that, individually or in the aggregate, are not reasonably likely to impair in any material respect the ability of each of Parent and Sub to perform its obligations under this Agreement or prevent or materially impede or materially delay the consummation of the Merger or the other transactions contemplated by this Agreement. No consent, approval, order or authorization of, registration, declaration or filing with, or notice to, any Governmental Entity is required by or with respect to Parent or Sub in connection with the execution and delivery of this Agreement by Parent and Sub, the consummation by Parent and Sub of the Merger or the other transactions contemplated by this Agreement or the compliance by Parent and Sub with the provisions of this Agreement, except for (A) the filing of a premerger notification and report form under the HSR Act and the filings and receipt, termination or expiration, as applicable, of such other approvals or waiting periods required under any other applicable competition, merger control, antitrust or similar Law, (B) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware and appropriate documents with the relevant authorities of other states in which the Company or any of its Subsidiaries is qualified to do business and (C) such other consents, approvals, orders, authorizations, registrations, declarations, filings and notices, the failure of which to be obtained or made, individually or in the aggregate, are not reasonably likely to impair in any material respect the ability of each of Parent and Sub to perform its obligations under this Agreement or prevent or materially impede or materially delay the consummation of the Merger or the other transactions contemplated by this Agreement.
     (c) Information Supplied. None of the information supplied or to be supplied by Parent or Sub specifically for inclusion or incorporation by reference in the Proxy Statement will, at the date the Proxy Statement is first mailed to the Company’s stockholders, at the time of the Stockholders Meeting or at the time of any amendment or supplement thereof, as amended or supplemented at such date or time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.
     (d) Interim Operations of Sub. Sub was formed solely for the purpose of engaging in the Merger and the other transactions contemplated by this Agreement and has engaged in no business other than in connection with the Merger and the other transactions contemplated by this Agreement.
     (e) Financing. Parent and Sub have, and will have available to them upon the Effective Time, sufficient funds to perform all of their respective obligations under this Agreement and to consummate the Merger and the other transactions contemplated hereby, including payment in full of the Merger Consideration and the amounts payable to the holders of Cash-Out Options, and to pay all associated fees, costs and expenses.
     (f) State Takeover Statutes. Neither Parent nor Sub has been an “interested stockholder” with respect to the Company at any time within three years of the date of this Agreement, as those terms are used in Section 203 of DGCL.

ARTICLE IV
Covenants Relating to Conduct of Business
          SECTION 4.01. Conduct of Business. (a) Conduct of Business by the Company. During the period from the date of this Agreement to the Effective Time, except with the prior written consent of Parent (which shall not be unreasonably delayed) or as specifically contemplated by this Agreement or as set forth in Section 4.01(a) of the Company Letter, the Company shall, and shall cause each of its Subsidiaries to, carry on their respective businesses in the ordinary course consistent with past practice and use commercially reasonable efforts to comply with all applicable Laws and, to the extent consistent therewith, use commercially reasonable efforts to keep available the services of their present officers, software developers and other employees, to preserve their assets and technology, their relationships with customers, suppliers, licensors, licensees, distributors and others having material business dealings with them and to maintain their franchises, rights and Permits. Without in any way limiting the generality of the foregoing, during the period from the date of this Agreement to the Effective Time, except with the prior written consent of Parent (which shall not be unreasonably delayed) or as specifically contemplated by this Agreement or as set forth in Section 4.01(a) of the Company Letter (with specific reference to the subsection of this Section 4.01 to which the information stated in such disclosure relates), the Company shall not, and shall not permit any of its Subsidiaries to:
     (i) (A) declare, set aside or pay any dividends on, or make any other distributions (whether in cash, stock or property) in respect of, any of its capital stock or other equity or voting interests, except for dividends by a direct or indirect wholly owned Subsidiary of the Company to its parent, (B) split, combine or reclassify any of its capital stock or other equity or voting interests, or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for, shares of its capital stock or other equity or voting interests, (C) purchase, redeem or otherwise acquire any shares of capital stock, other equity or voting interests or any other securities of the Company or any of its Subsidiaries or any options, warrants, calls or rights to acquire any such shares or other securities (including any Stock Options or RSUs, except pursuant to the forfeiture conditions of such Stock Options or RSUs or the cashless exercise or tax withholding provisions of such Stock Options or RSUs, in each case only if and to the extent required by the terms of such awards as in effect on the date of this Agreement) or (D) take any action that would result in any amendment, modification or change of any term of any indebtedness of the Company or any of its Subsidiaries;
     (ii) issue, deliver, sell, pledge or otherwise encumber any (A) shares of its capital stock, other equity or voting interests or Equity Equivalents (other than the issuance of shares of Company Common Stock upon the exercise of

Stock Options or rights under the ESPP and the settlement of RSUs, in each case outstanding as of the date of this Agreement and only if and to the extent required by the terms of the Company Stock Plans as in effect on the date of this Agreement), or (B) securities convertible into, or exchangeable or exercisable for, or any options, warrants, calls or rights to acquire, any such stock, interests or Equity Equivalents;
     (iii) amend or propose to amend its certificate of incorporation or bylaws (or similar organizational documents);
     (iv) acquire or agree to acquire (A) by merging or consolidating with, or by purchasing all or a substantial portion of the assets of, or by purchasing all or a substantial equity or voting interest in, or by any other manner, any business or person or division thereof or (B) any other assets other than immaterial assets acquired in the ordinary course of business consistent with past practice;
     (v) sell, lease, license, sell and lease back, mortgage or otherwise encumber or subject to any Lien or otherwise dispose of any of its material properties or assets (including any shares of capital stock, equity or voting interests or other rights, instruments or securities), except for (i) grants of nonexclusive licenses in the ordinary course of business consistent with past practice, (ii) sales of inventory or used equipment in the ordinary course of business consistent with past practice and (iii) Permitted Liens incurred in the ordinary course of business consistent with past practice;
     (vi) (A) repurchase, prepay or incur any indebtedness, including by way of a guarantee or an issuance or sale of debt securities, or issue and sell options, warrants, calls or other rights to acquire any debt securities of the Company or any of its Subsidiaries, enter into any “keep well” or other Contract to maintain any financial statement or similar condition of another person or enter into any arrangement having the economic effect of any of the foregoing or (B) make any loans, advances or capital contributions to, or investments in, any other person, other than the Company or any direct or indirect wholly owned Subsidiary of the Company;
     (vii) incur or commit to incur any capital expenditures, or any obligations or liabilities in connection therewith, that individually are in excess of $375,000 or in the aggregate are in excess of $750,000;
     (viii) (A) pay, discharge, settle or satisfy any claims (including any claims of stockholders and any stockholder litigation relating to this Agreement, the Merger or any other transaction contemplated by this Agreement or otherwise), liabilities or obligations (whether absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge, settlement or satisfaction in the ordinary course of business consistent with past practice, or as required by their terms on the date of this Agreement, of claims, liabilities or obligations reserved against in the Baseline Financials (for amounts not in excess of such reserves), incurred since the date of such financial statements in the ordinary course of business consistent with past practice or incurred in connection with the transactions contemplated in this Agreement, in each case, the payment, discharge, settlement or satisfaction of which does not include any obligation (other than the payment of money) to be performed by the Company or its Subsidiaries following the Closing Date, (B) waive, relinquish, release, grant, transfer or assign any right of material value or (C) waive any material benefits of, or agree to modify in any adverse respect, or fail to enforce, or consent to any matter with respect to which its consent is required under, any confidentiality, standstill or similar Contract to or by which the Company or any of its Subsidiaries is a party or bound;
     (ix) enter into any lease or sublease of real property (whether as a lessor, sublessor, lessee or sublessee), or modify or amend in any material respect, or exercise any right to renew, any lease or sublease of real property or acquire any interest in real property;
     (x) modify or amend in any material respect, or accelerate, terminate or cancel, any material Contract or waive any right to enforce, relinquish, release, transfer or assign any rights or claims thereunder, other than any immaterial modifications or amendments made in the ordinary course of business consistent with past practice;
     (xi) except as required to ensure that any Benefit Plan or Benefit Agreement as in effect on the date of this Agreement is not then out of compliance with applicable Law or as specifically required pursuant to this Agreement, (A) adopt, establish, enter into, terminate, amend or modify any Benefit Plan or Benefit Agreement, (B) increase in any manner the compensation or benefits of, or pay any bonus or award to, or grant any loan to, any Company Personnel, (C) pay or provide to any Company Personnel any compensation or benefit not provided for under a Benefit Plan or Benefit Agreement as in effect on the date of this Agreement, other than the payment of base compensation in the ordinary course of business consistent with past practice, (D) grant or amend any award under any Benefit Plan (including the grant or amendment of Stock Options, RSUs, restricted stock, stock appreciation rights, performance units, stock purchase rights or other equity or equity-based compensation) or remove or modify existing restrictions in any Benefit Plan or Benefit Agreement or awards made thereunder, (E) grant or pay any severance, separation, change in control, termination, retention or similar compensation or benefits to, or increase in any manner the severance, separation, change in control, termination, retention or similar compensation or benefits of, any Company Personnel, (F) enter into any trust, annuity or insurance Contract or similar agreement or take any other action to fund or in any other way secure the payment of compensation or benefits under any Benefit Plan or Benefit Agreement, (G) take any action to accelerate, or that could reasonably be expected to result in the acceleration of, the time of payment or vesting of any rights, compensation, benefits or funding obligations under any Benefit Plan or Benefit Agreement or otherwise or (H) make any material determination under any Benefit Plan or Benefit Agreement that is inconsistent with the ordinary course of business or past practice;
     (xii) form any Subsidiary of the Company;
     (xiii) enter into any Contract containing any provisions having the effect of providing that the consummation of the Merger or the other transactions contemplated by this Agreement or compliance by the Company with the provisions of this Agreement will conflict with, result in any violation or breach of, or constitute a default (with or without notice or lapse of time or both) under, such Contract, or give rise under such Contract to any right of, or result in, a termination, right of first refusal, material amendment, revocation, cancellation or material acceleration, or a loss of a material benefit or the creation of any material Lien upon any of the properties or assets of the Company, Parent or any of their respective subsidiaries, or to any increased, guaranteed, accelerated or additional rights or entitlements of any person, except to the extent such conflicts, results, defaults, rights, losses or entitlements are required by applicable Law;
     (xiv) enter into any Contract containing any restriction on the ability of the Company or any of its Subsidiaries to assign all or any portion of its rights, interests or obligations thereunder, unless such restriction expressly excludes any assignment to Parent and any of its Subsidiaries following the consummation of the Merger and the other transactions contemplated by this Agreement;
     (xv) take any action or fail to take any action if such action or failure to act could reasonably be expected to result in (A) any representation and warranty of the Company set forth in this Agreement that is qualified as to materiality becoming untrue (as so qualified) or (B) any such representation and warranty that is not so qualified becoming untrue in any material respect;
     (xvi) except as required by applicable Law, adopt or enter into any collective bargaining agreement or other labor union Contract applicable to the employees of the Company or any of its Subsidiaries;
     (xvii) write-down any of its material assets, including any Intellectual Property, or make any change in any financial or tax accounting principle, method or practice, other than as required by GAAP or applicable Law;

     (xviii) make or change any tax election;
     (xix) engage in (A) any trade loading practices or any other promotional sales or discount activity with any customers or distributors with the effect of accelerating to prior fiscal quarters (including the current fiscal quarter) sales to the trade or otherwise that would otherwise be expected to occur in subsequent fiscal quarters, (B) any practice which would have the effect of accelerating to prior fiscal quarters (including the current fiscal quarter) collections of receivables that would otherwise be expected to be made in subsequent fiscal quarters, (C) any practice which would have the effect of postponing to subsequent fiscal quarters payments by the Company or any of its Subsidiaries that would otherwise be expected to be made in prior fiscal quarters (including the current fiscal quarter) or (D) any other promotional sales or discount activity, in each case in this clause (D) in a manner outside the ordinary course of business or inconsistent with past practice;
     (xx) take any action or fail to take any action which action or failure to act would result in the material loss or reduction in value of the Intellectual Property of the Company and its Subsidiaries, taken as a whole;
     (xxi) enter into, extend or renew (A) any Contract or amendment thereof which, if executed prior to the date of this Agreement, would have been required to have been disclosed pursuant to Section 3.01(i)(i)(A), (B), (C), (E), (F), (H), (J), (L), (N), (P) or (Q), (B) any Contract or amendment thereof that grants any person the right or ability to access, license or use all or a material portion of the Intellectual Property of the Company and its Subsidiaries, other than in the ordinary course of business consistent with past practice or (C) any Contract providing for the services of any dealer, distributor, sales representative or similar representative; provided, however, that solely for purposes of this clause (C) (and not clause (A) above) the Company may enter into, extend or renew any Contract providing for the services of any dealer, distributor, sales representative or similar representative; provided, that with respect to this clause (C), in each case (x) such entry, extension or renewal is in the ordinary course of business and is not inconsistent with past practice and (y) if the entry, extension or renewal is other than on standard terms and conditions, including any terms and conditions relating to geographic exclusivity, the Company shall have provided Parent with prior written notice of the material terms of the proposed Contract, extension or renewal and not less than 48 hours to comment on such terms;
     (xxii) enter into any Contract or material amendment thereof which, if executed prior to the date of this Agreement, would have been disclosed pursuant to Section 3.01(i)(i)(G), (I), or (K), other than any Contract pursuant to which the Company or any of its Subsidiaries has been or is being granted a license to source code in the ordinary course of business of the Company and its Subsidiaries consistent with past practice; or
     (xxiii) authorize any of, or commit, resolve or agree to take any of, the foregoing actions.
          (b) Certain Tax Matters. During the period from the date of this Agreement to the Effective Time, (i) the Company and each of its Subsidiaries shall timely file all tax returns (“Post-Signing Returns”) required to be filed by each such entity (after taking into account any extensions), and all Post-Signing Returns shall be complete and correct in all material respects and shall be prepared on a basis consistent with the past practice of the Company and in a manner that does not distort taxable income (e.g., by deferring income or accelerating deductions); provided that no Post-Signing Returns shall be filed with any taxing authority without Parent’s written consent, which consent shall not be unreasonably witheld or delayed; (ii) the Company and each of its Subsidiaries shall timely pay all taxes due and payable; (iii) the Company will accrue a reserve in its books and records and financial statements in accordance with GAAP and past practice for all taxes payable by the Company or any of its Subsidiaries for which no Post-Signing Return is due prior to the Effective Time; (iv) the Company and each of its Subsidiaries will promptly notify Parent of any suit, claim, action, investigation, proceeding or audit pending against or with respect to the Company or any of its Subsidiaries in respect of any material amount of tax and will not settle or compromise any such suit, claim, action, investigation, proceeding or audit without Parent’s prior written consent, which consent shall not be unreasonably withheld or delayed; (v) none of the Company or any of its Subsidiaries will make or change any tax election without Parent’s consent, which consent shall not be unreasonably withheld or delayed; and (vi) the Company and each of its Subsidiaries will retain all books, documents and records necessary for the preparation of tax returns and reports and tax audits.
          (c) Additional Tax Matters. (i) The Company and each of its Subsidiaries shall cooperate, and, to the extent within its control, shall cause its respective Affiliates, directors, officers, employees, contractors, consultants, agents, auditors and representatives reasonably to cooperate, with Parent in all tax matters, including by maintaining and making available to Parent and its Affiliates all books and records relating to taxes.
     (ii) The Company shall deliver to Parent at or prior to the Closing a certificate, in form and substance satisfactory to Parent, duly executed and acknowledged, certifying that the payment of the Merger Consideration and any payments made in respect of Appraisal Shares pursuant to the terms of this Agreement are exempt from withholding pursuant to the Foreign Investment in Real Property Tax Act.

     (iii) No later than five business days prior to the Closing Date, the Company shall deliver to the Parent a list of the Company’s stockholders and holders of Stock Options and RSUs, in each case along with such stockholders’ or holders’ taxpayer identification numbers for U.S. Federal income tax purposes. The Company acknowledges and consents that Parent shall be entitled to deliver such list to the Paying Agent for the purpose of facilitating the payment of the Merger Consideration and the treatment of Stock Options and RSUs as contemplated by Section 5.04.
     (iv) The Company and its Subsidiaries shall, prior to the Closing Date, pay all amounts owed pursuant to related party transactions under agreements or arrangements involving the Company or any of its Subsidiaries and record all accounting adjustments that are necessary and appropriate to accurately reflect any intercompany payment or related transaction.
          SECTION 4.02. No Solicitation. (a) Notwithstanding any provision in this Agreement to the contrary, the Company shall not, nor shall it authorize or permit any of its Subsidiaries to, nor shall it authorize or permit any director, officer or employee of the Company or any of its Subsidiaries or any investment banker, attorney, accountant or other advisor or representative of the Company or any of its Subsidiaries to, directly or indirectly, (i) solicit, initiate or knowingly encourage, or take any other action to knowingly facilitate, any Takeover Proposal or any inquiries or the making of any proposal that could reasonably be expected to lead to a Takeover Proposal or (ii) enter into, continue or otherwise participate in any discussions or negotiations regarding, or furnish to any person (or any representative thereof) any information with respect to, or otherwise cooperate in any way with any person (or any representative thereof) with respect to, any Takeover Proposal; provided, however, that at any time prior to obtaining the Stockholder Approval, in response to a bona fide written unsolicited Takeover Proposal that the Board of Directors of the Company determines in good faith constitutes or could reasonably be expected to lead to a Superior Proposal, and which Takeover Proposal did not result from a breach of this Section 4.02 or any other provision of this Agreement, the Company may, and may permit and authorize its Subsidiaries and its representatives and its Subsidiaries’ representatives to, in each case subject to compliance with Section 4.02(c) and the other provisions of this Agreement, (A) furnish information with respect to the Company and its Subsidiaries to the person making such Takeover Proposal (and its representatives) pursuant to a confidentiality agreement which contains terms that are no less restrictive than those contained in that certain confidentiality and non-disclosure letter agreement dated June 30, 2010 between Parent and the Company (as it may be amended from time to time, the “Confidentiality Agreement”), provided that all such information had been provided, or is concurrently provided, to Parent, and (B) participate in discussions or negotiations with, and only with, the person making such Takeover Proposal (and its representatives) regarding such Takeover Proposal. Without limiting the generality of the foregoing, it is understood that any violation of the restrictions set forth in the preceding sentence by any director, officer or employee of the Company or any of its Subsidiaries or any investment banker, attorney, accountant or other advisor or representative of the Company or any of its Subsidiaries shall be deemed to be a breach of this Section 4.02(a) by the Company.
          For purposes of this Agreement, the term “Takeover Proposal” means any inquiry, proposal or offer from any person or group (other than Parent or Sub or any of their Affiliates) relating to, or that could reasonably be expected to lead to, in one transaction or a series of transactions, any merger, consolidation, business combination, recapitalization, liquidation or dissolution involving the Company or any direct or indirect acquisition, including by way of any merger, consolidation, tender offer, exchange offer, stock acquisition, asset acquisition, binding share exchange, business combination, recapitalization, liquidation, dissolution, joint venture, license agreement or similar transaction, of (i) assets or businesses that constitute or represent 10% or more of the total revenue, net income, EBITDA or assets of the Company and its Subsidiaries, taken as a whole, or (ii) 10% or more of the outstanding shares of Company Common Stock or of any class of capital stock of, or other equity or voting interests in, one or more of the Subsidiaries of the Company which, in the aggregate, directly or indirectly hold the assets or businesses referred to in clause (i) above.
          For purposes of this Agreement, the term “Superior Proposal” means any binding bona fide written offer which did not result from a breach of Section 4.02(a) made by any person (other than Parent or Sub or any of their Affiliates) that, if consummated, would result in such person (or, in the case of a direct merger between such person and the Company, the stockholders of such person) acquiring, directly or indirectly, more than 50% of the voting power of the Company Common Stock or all or substantially all the assets of the Company and its Subsidiaries, taken as a whole, and which offer, in the good faith judgment of the Board of Directors of the Company (after consultation with a financial advisor of national reputation and outside legal counsel), (i) provides consideration which is more favorable to the stockholders of the Company than the consideration provided in the Merger (taking into account all of the terms and conditions of such offer and this Agreement (including any changes to the terms of this Agreement proposed by Parent in response to such Superior Proposal or otherwise)) and (ii) is reasonably capable of being completed, taking into account all financial, legal, regulatory and other aspects of such proposal.
          (b) Neither the Board of Directors of the Company nor any committee thereof shall (or shall agree or resolve to) (i) withdraw or modify in a manner adverse to Parent or Sub, or propose publicly to withdraw or modify in a manner adverse to Parent or Sub, the recommendation or declaration of advisability by such Board of Directors or any such committee of this Agreement or the Merger (any such action, resolution or agreement to take such action being referred to herein as an “Adverse Recommendation Change”), (ii) recommend, declare advisable or propose to recommend or declare advisable, the approval or adoption of any Takeover Proposal or resolve or agree to take any such action, or adopt or approve any Takeover Proposal, or (iii) cause or permit the

Company to enter into any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, option agreement, joint venture agreement, partnership agreement or other agreement (each, an “Acquisition Agreement”) constituting or related to, or which is intended to or is reasonably likely to lead to, any Takeover Proposal (other than a confidentiality agreement referred to in Section 4.02(a)), or resolve or agree to take any such action. Notwithstanding the foregoing, at any time prior to the Stockholder Approval, the Board of Directors of the Company may, in response to a Superior Proposal or an Intervening Event, effect an Adverse Recommendation Change, provided that the Board of Directors of the Company determines in good faith, after consultation with its outside legal counsel and a financial advisor of nationally recognized reputation, that the failure to do so is reasonably likely to result in a breach of its fiduciary duties to the stockholders of the Company under applicable Law, and provided further, that the Board of Directors of the Company may not effect such an Adverse Recommendation Change unless (A) the Board of Directors of the Company shall have first provided prior written notice to Parent (an “Adverse Recommendation Change Notice”) that it is prepared to effect an Adverse Recommendation Change in response to a Superior Proposal or an Intervening Event, which notice shall, in the case of a Superior Proposal, attach the most current version of any written agreement relating to the transaction that constitutes such Superior Proposal, and, in the case of an Intervening Event, attach information describing such Intervening Event in reasonable detail, and (B) Parent does not make, within five business days after the receipt of such notice, a proposal that would, in the good faith judgment of the Board of Directors of the Company (after consultation with a financial advisor of national reputation and outside legal counsel), (x) cause the offer previously constituting a Superior Proposal to no longer constitute a Superior Proposal or (y) obviate the need for an Adverse Recommendation Change as a result of an Intervening Event (it being understood and agreed that any amendment or modification of such Superior Proposal shall require a new Adverse Recommendation Change Notice and a new three business day period). The Company agrees that, during the five or three business day period, as applicable, prior to its effecting an Adverse Recommendation Change, the Company and its officers, directors and representatives shall negotiate in good faith with Parent and its officers, directors and representatives regarding any revisions to the terms of the Merger and the other transactions contemplated by this Agreement proposed by Parent.
          For purposes of this Agreement, the term “Intervening Event” means an event, circumstance, fact or other information, unknown to the Board of Directors of the Company, as of the date of this Agreement, which becomes known prior to the Stockholder Approval and which causes the Board of Directors of the Company to reasonably conclude in good faith, after consultation with its outside legal counsel and a financial advisor of nationally recognized reputation, that its failure to effect an Adverse Recommendation Change is reasonably likely to result in a breach of its fiduciary duties to the stockholders of the Company under applicable Law; provided, however, that in no event shall the receipt, existence or terms of a Takeover Proposal or any matter relating thereto or consequence thereof constitute an Intervening Event.

          (c) In addition to the obligations of the Company set forth in paragraphs (a) and (b) of this Section 4.02, the Company shall, as promptly as possible and in any event within 24 hours after the receipt thereof, advise Parent orally and in writing of (i) any Takeover Proposal or any request for information or inquiry that the Company reasonably believes could lead to or contemplates a Takeover Proposal and (ii) the terms and conditions of such Takeover Proposal, request or inquiry (including any subsequent amendment or other modification to such terms and conditions) and the identity of the person making any such Takeover Proposal, request or inquiry. Commencing upon the provision of any notice referred to above, the Company (or its outside counsel) shall (A) on a daily basis at mutually agreeable times, advise Parent (or its outside counsel) of the progress of negotiations concerning any Takeover Proposal, the material resolved and unresolved issues related thereto and any other matters identified with reasonable specificity by Parent (or its outside counsel) and the material details (including material amendments or proposed amendments as to price and other material terms) of any such Takeover Proposal, request or inquiry and (B) promptly upon receipt or delivery thereof, provide Parent (or its outside counsel) with copies of all documents and material written or electronic communications relating to any such Takeover Proposal (including the financing thereof), request or inquiry exchanged between the Company, its Subsidiaries or any of their respective officers, directors, employees, investment bankers, attorneys, accountants or other advisors or representatives, on the one hand, and the person making a Takeover Proposal or any of its Affiliates, or their respective officers, directors, employees, investment bankers, attorneys, accountants or other advisors or representatives, on the other hand.
          (d) Nothing contained in this Section 4.02 or elsewhere in this Agreement shall prohibit the Company from (i) taking and disclosing to its stockholders a position contemplated by Rule 14d-9 and Rule 14e-2(a) promulgated under the Exchange Act or (ii) making any disclosure to its stockholders if, in the good faith judgment of the Board of Directors of the Company, failure so to disclose would be inconsistent with applicable Law; provided, however, that in no event shall the Company or its Board of Directors or any committee thereof take, agree or resolve to take any action prohibited by Section 4.02(b).
          SECTION 4.03. Conduct by Parent. During the period from the date of this Agreement to the Effective Time, except as consented to in writing by the Company prior to such action or as specifically contemplated by this Agreement, Parent shall not, and shall not permit any of its Subsidiaries to, take any action that is reasonably likely to result in (a) any representation and warranty of Parent or Sub set forth in this Agreement that is qualified as to materiality becoming untrue (as so qualified) or (b) any such representation and warranty that is not so qualified becoming untrue in any material respect.

ARTICLE V
Additional Agreements
          SECTION 5.01. Preparation of the Proxy Statement; Stockholders Meeting. (a) As promptly as reasonably practicable following the date of this Agreement, the Company shall prepare and, no later than the tenth calendar day (or, if such calendar day is not a business day, on the first business day subsequent to such calendar day) immediately following the date of this Agreement, file with the SEC the preliminary Proxy Statement. Notwithstanding anything contained in this Agreement to the contrary, (x) if the Company does not receive comments from the SEC with respect to the preliminary Proxy Statement and is not notified by the SEC that it will receive comments, absent any Legal Restraint that has the effect of preventing such action, the Company shall file with the SEC the definitive Proxy Statement, and shall cause the mailing of the definitive Proxy Statement to the stockholders of the Company, on or prior to the second business day after the tenth calendar day immediately following the date of filing of the preliminary Proxy Statement with the SEC, and (y) if the Company does receive comments from the SEC with respect to the preliminary Proxy Statement, absent any Legal Restraint that has the effect of preventing such action, the Company shall file with the SEC the definitive Proxy Statement, and shall cause the mailing of the definitive Proxy Statement to the stockholders of the Company, on or prior to the second business day immediately following clearance by the SEC with respect to such comments. Each of the Company and Parent shall furnish all information concerning such person to the other as may be reasonably requested in connection with the preparation, filing and distribution of the Proxy Statement. The Company shall promptly notify Parent upon the receipt of any comments from the SEC or its staff or any request from the SEC or its staff for amendments or supplements to the Proxy Statement and shall provide Parent with copies of all correspondence between it and its representatives, on the one hand, and the SEC, on the other hand. Each of the Company and Parent shall use commercially reasonable efforts to respond as promptly as practicable to any comments of the SEC with respect to the Proxy Statement. Notwithstanding the foregoing, prior to filing or mailing the Proxy Statement (or any amendment or supplement thereto) or responding to any comments of the SEC with respect thereto, the Company (i) shall provide Parent an opportunity to review and comment on such document or response, (ii) shall include in such document or response all comments reasonably proposed by Parent and (iii) if the Board of Directors of the Company shall not have made an Adverse Recommendation Change, shall not file or mail such document, or respond to the SEC, prior to receiving the approval of Parent, which approval shall not be unreasonably withheld or delayed. If, at any time prior to the Stockholders Meeting, any information relating to the Company, Parent or any of their respective Affiliates, officers or directors should be discovered by the Company or Parent which should be set forth in an amendment or supplement to the Proxy Statement, so that the Proxy Statement shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, the party that discovers such information shall promptly notify the other parties hereto, and an appropriate amendment or supplement describing such information shall be filed with the SEC and, to the extent required by applicable Law, disseminated to the stockholders of the Company. If the Company receives a Takeover Proposal or if an Intervening Event occurs, the ten calendar day periods referenced in this Section 5.01(a) and the two business day period referenced in clause (y) of the second sentence of this Section 5.01(a) will be extended by three calendar days.
          (b) The Company agrees that the Proxy Statement will comply as to form in all material respects with the requirements of the Exchange Act and that none of the information included or incorporated by reference in the Proxy Statement will, at the date the Proxy Statement is filed with the SEC or mailed to the stockholders of the Company or at the time of the Stockholders Meeting, or at the time of any amendment or supplement thereof, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, except that no covenant is made by the Company with respect to statements made in the Proxy Statement based on information supplied in writing by or on behalf of Parent or Sub specifically for inclusion or incorporation for reference therein. Parent agrees that none of such information will, at the date the Proxy Statement is filed with the SEC or mailed to the stockholders of the Company or at the time of the Stockholders Meeting, or at the time of any amendment or supplement thereof, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.
          (c) As promptly as practicable after the date of this Agreement, the Company shall, in compliance with applicable Law, the Company Certificate, the Company By-Laws and the rules of The NASDAQ Stock Market LLC, establish a record date (which will be as promptly as reasonably practicable following the date of this Agreement) for, duly call, give notice of, convene and hold a meeting of its stockholders, which meeting the Company shall, absent any Legal Restraint that has the effect of preventing such action, cause to occur on the 30th calendar day (or, if such calendar day is not a business day, on the first business day subsequent to such calendar day) immediately following the date of mailing of the Proxy Statement (the “Stockholders Meeting”), for the purpose of obtaining the Stockholder Approval, regardless of whether the Board of Directors of the Company determines at any time that this Agreement is no longer advisable or recommends that the stockholders of the Company reject it or any other Adverse Recommendation Change has occurred at any time; provided, however, that (i) if the Company is unable to obtain a quorum of its stockholders at such time, the Company may extend the date of the Stockholders Meeting to the extent (and only to the extent) necessary in order to obtain a quorum of its stockholders and the Company shall use its commercially reasonable efforts to obtain such a quorum as promptly as practicable, (ii) the Company may adjourn or postpone the Stockholders Meeting to the extent (and only to the extent) the Company reasonably determines that such adjournment or postponement is required by applicable Law to comply with comments made by the SEC with respect to the Proxy Statement and (iii) if the Company receives a new Takeover Proposal, the price or material terms of a previously received Takeover Proposal are modified or amended or an Intervening Event occurs, in any such case during the five calendar day period immediately prior to the day of the Stockholders Meeting, the Company may delay the Stockholders Meeting until the date that is the fifth business day after the date on which the Stockholders Meeting would otherwise have been held; provided, however, that the Company may delay the Stockholders Meeting pursuant to this clause (iii) no more than once. The notice of such Stockholders Meeting shall state that a resolution to adopt this Agreement will be considered at the Stockholders Meeting. Subject to Section 4.02(b), (x) the Board of Directors of the Company shall recommend to holders of Company Common Stock that they adopt this Agreement and shall include such recommendation in the Proxy Statement and (y) the Company shall use its commercially reasonable efforts to solicit the Stockholder Approval. Without limiting the generality of the foregoing, the Company agrees that its obligations pursuant to this Section 5.01(c) shall not be affected by the commencement, public proposal, public disclosure or communication to the Company or any other person of any Takeover Proposal. The Company shall provide updates to Parent with respect to the proxy solicitation for the Stockholders Meeting (including interim results) as reasonably requested by Parent.
          SECTION 5.02. Access to Information; Confidentiality. (a) Subject to compliance with applicable Laws, the Company shall, and shall cause each of its Subsidiaries to, afford to Parent and to Parent’s officers, employees, investment bankers, attorneys, accountants, consultants and other representatives and advisors full access upon reasonable advance notice and during normal business hours during the period prior to the Effective Time or the termination of this Agreement to all their respective properties, assets, books, records, Contracts, Permits, documents, information, directors, officers and employees, and during such period the Company shall, and shall cause each of its Subsidiaries to, make available to Parent any information concerning its business as Parent may reasonably request (including the work papers of PricewaterhouseCoopers LLP, subject to the customary requirements of PricewaterhouseCoopers LLP). Following the date of this Agreement and prior to the Effective Time, Parent may (but shall not be required to), following reasonable notice to the Company, contact and interview any Company Personnel and review the personnel records and such other information concerning the Company Personnel as Parent may reasonably request. No investigation by Parent or any of its officers, directors, employees, investment bankers, attorneys, accountants or other advisors or representatives and no other receipt of information by Parent or any of its officers, directors, employees, investment bankers, attorneys, accountants or other advisors or representatives shall operate as a waiver or otherwise affect any representation, warranty, covenant, agreement or other provision of this Agreement, or the obligations of the parties (or remedies with respect thereto) or the conditions to the obligations of the parties under the Agreement. Except as required by any applicable Law or Judgment, Parent will hold, and will direct its officers, employees, investment bankers, attorneys, accountants and other advisors and representatives to hold, any and all information received from the Company confidential in accordance with the Confidentiality Agreement.
          (b) Without limiting the generality of the foregoing, during the period from the date of this Agreement to the Effective Time, the Company shall, and shall cause each of its Subsidiaries to, as and to the extent reasonably requested by Parent, provide Parent, to the extent applicable, with (i) a materially complete and correct list of all licenses issued by the Federal Communications Commission (the “FCC”) and held by the Company or any of its Subsidiaries (the “FCC Licenses”), (ii) materially complete and correct copies of each FCC License, (iii) if available, the address and physical location of the device(s) covered by each FCC License, (iv) if available, a written description of the purpose of the device(s) covered by each FCC License, (v) materially complete and correct copies of any Notices of Apparent Liability for Forfeiture issued by the FCC against the Company or any of its Subsidiaries and (vi) all reasonably available information in the possession of the Company or any of its Subsidiaries necessary for Parent to make an independent determination that the Company and its Subsidiaries have complied with FCC rules regarding changes of ownership control of the FCC Licenses (including descriptions of any transactions that effected a change of ownership or control of the FCC Licenses (including any intracompany reorganizations) and corporate organizational charts depicting the ownership structure of the holder of the FCC Licenses before and after any such change of ownership or control).
          (c) Subject to applicable law, the Company and Parent shall, and shall cause each of their respective Subsidiaries to, cooperate to ensure an orderly transition and integration process in connection with the Merger and the other transactions contemplated by this Agreement in order to minimize the disruption to, and preserve the value of, the business of the Surviving Corporation and its Subsidiaries.
          SECTION 5.03. Commercially Reasonable Efforts; Consultation and Notice. (a) Upon the terms and subject to the conditions set forth in this Agreement, each of the parties hereto agrees to use its commercially reasonable efforts to take, or cause to be taken, all actions that are necessary, proper or advisable to consummate and make effective the Merger and the other transactions contemplated by this Agreement (including transactions under the Stockholders Agreement), including using its commercially reasonable efforts to accomplish the following: (i) the satisfaction of the conditions precedent set forth in Article VI, (ii) the obtaining of all necessary actions or nonactions, waivers, consents, approvals, orders and authorizations from, and the giving of any necessary notices to, Governmental Entities and other persons and the making of all necessary registrations, declarations and filings (including filings under the HSR Act and other registrations, declarations and filings with, or notices to, Governmental Entities, if any), (iii) the taking of all reasonable steps to provide any supplemental information requested by a Governmental Entity, including participating in meetings with officials of such entity in the course of its review of this Agreement, the Merger or the other transactions contemplated by this Agreement, (iv) the taking of all reasonable steps as may be necessary to avoid any suit, claim, action, investigation or proceeding by any Governmental Entity or third party and (v) the obtaining of all necessary consents, approvals or waivers from any third party, provided, that this clause (v) shall not limit the rights of the Company or its Board of Directors under Section 4.02(b). In connection with and without limiting the generality of the foregoing, each of the Company and its Board of Directors shall, if any state takeover statute or similar statute or regulation is or becomes applicable to this Agreement or any of the Merger and the other transactions contemplated by this Agreement, including transactions under the Stockholders Agreement, take all actions necessary to ensure that the Merger and the other transactions contemplated by this Agreement may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise to minimize the effect of such statute or regulation on this Agreement, the Stockholders Agreement, the Merger and the other transactions contemplated by this Agreement. Notwithstanding the foregoing or any other provision of this Agreement to the contrary, in no event shall Parent or Sub be obligated to, and the Company and its Subsidiaries shall not without the prior written consent of Parent, agree or proffer to divest or hold separate, or enter into any licensing, business restriction or similar arrangement with respect to, any assets (whether tangible or intangible) or any portion of any business of Parent, the Company or any of their respective Subsidiaries. Notwithstanding the foregoing or any other provision of this Agreement to the contrary, in no event shall Parent or any of its Subsidiaries be obligated to litigate or participate in the litigation of any suit, claim, action or proceeding, whether judicial or administrative, brought by any Governmental Entity (A) challenging or seeking to restrain or prohibit the consummation of the Merger or the other transactions contemplated by this Agreement, including transactions under the Stockholders Agreement, or seeking to obtain from Parent or any of its Subsidiaries any damages in relation therewith; (B) seeking to prohibit or limit in any respect, or place any conditions on, the ownership or operation by the Company, Parent or any of their respective Affiliates of all or any portion of the business or assets or any product of the Company or its Subsidiaries or Parent or its Subsidiaries or to require any such person to dispose of, license (whether pursuant to an exclusive or nonexclusive license) or hold separate all or any portion of the business or assets or any product of the Company or its Subsidiaries or Parent or its Subsidiaries, in each case as a result of or in connection with the Merger or any of the other transactions contemplated by this Agreement; (C) seeking to directly or indirectly impose limitations on the ability of Parent or any of its Affiliates to acquire or hold, or exercise full rights of ownership of, any shares of Company Common Stock or any shares of common stock of the Surviving Corporation or any of Parent’s Subsidiaries, including the right to vote Company Common Stock or the shares of common stock of the Surviving Corporation or any of Parent’s Subsidiaries on all matters properly presented to the stockholders of the Company, the Surviving Corporation or any of Parent’s Subsidiaries, respectively; or (D) seeking to (1) directly or indirectly prohibit Parent or any of its Affiliates from effectively controlling in any respect any of the business or operations of the Company or its or Parent’s Subsidiaries or (2) directly or indirectly prevent the Company or its or Parent’s Subsidiaries from operating any of their business in substantially the same manner as operated by the Company and its or Parent’s Subsidiaries immediately prior to the date of this Agreement. The Company and Parent shall provide such assistance, information and cooperation to each other as is reasonably required to obtain any such actions, nonactions, waivers, consents, approvals, orders and authorizations and, in connection therewith, shall notify the other person promptly following the receipt of any comments from any Governmental Entity and of any request by any Governmental Entity for amendments, supplements or additional information in respect of any registration, declaration or filing with, or notice to, such Governmental Entity and shall supply the other person with copies of all correspondence between such person or any of its representatives, on the one hand, and any Governmental Entity, on the other hand.
          (b) (i) In connection with the continuing operation of the business of the Company and its Subsidiaries between the date of this Agreement and the Effective Time, subject to applicable Law, the Company shall consult in good faith on a reasonably regular basis with Parent to report material, individually or in the aggregate, operational developments, material changes in the status of relationships with customers and resellers, material changes in the status of ongoing operations and other matters reasonably requested by Parent pursuant to procedures reasonably requested by Parent; provided, however, that no such consultation shall operate as a waiver or otherwise affect any representation, warranty, covenant, agreement or other provision in this Agreement, or the obligations of the parties (or remedies with respect thereto) or the conditions to the obligations of the parties under this Agreement.
     (ii) Except as prohibited by applicable Law, the Company shall promptly notify Parent in writing of:
     (A) the occurrence of any matter or event that (1) is, or that is reasonably likely to be, material (individually or in the aggregate) to the business, assets, properties, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries, taken as a whole, or (2) has resulted, or is reasonably likely to result, in (I) any representation and warranty of the Company set forth in this Agreement that is qualified as to materiality becoming untrue, (II) any such representation and warranty that is not so qualified becoming untrue in any material respect or (III) any condition to the transactions contemplated hereby and set forth in Section 6.02 not being satisfied;
     (B) the failure of the Company to perform in any material respect any obligation to be performed by it under this Agreement;
     (C) any notice or other communication from any person (other than a Governmental Entity) alleging that notice to or consent of such person is required in connection with the Merger or the other transactions contemplated by this Agreement;
     (D) any notice or other communication from any customer, distributor or reseller to the effect that such customer, distributor or reseller is terminating or otherwise materially adversely modifying its relationship with Company or any of its Subsidiaries as a result of the Merger or the other transactions contemplated by this Agreement;
     (E) any material notice or other material communication from any Governmental Entity in connection with the Merger or the other transactions contemplated by this Agreement, and a copy of any such notice or communication shall be furnished to Parent, together with the Company’s written notice;
     (F) any filing or notice made by the Company with any Governmental Entity in connection with the Merger or the other transactions contemplated by this Agreement, and a copy of any such filing or notice shall be furnished to Parent together with the Company’s written notice; and
     (G) any actions, suits, claims, investigations or proceedings commenced or, to the knowledge of the Company, threatened against, relating to or involving or otherwise affecting the Company or any of its Subsidiaries that, if pending on the date of this Agreement, would have been required to have been disclosed pursuant to Section 3.01(h) or that relate to the consummation of the Merger or the other transactions contemplated by this Agreement;
provided, however, that no such notification shall operate as a waiver or otherwise affect any representation, warranty, covenant, agreement or other provision in this Agreement, or the obligations of the parties (or remedies with respect thereto) or the conditions to the obligations of the parties under this Agreement.
     (iii) Parent shall give prompt notice to the Company of (A) any representation or warranty made by Parent or Sub contained in this Agreement becoming untrue or inaccurate such that the condition set forth in Section 6.03(a) could not be satisfied or (B) the failure of Parent or Sub to perform in any material respect any obligation to be performed by such party under this Agreement such that the condition set forth in Section 6.03(b) could not be satisfied; provided, however, that no such notification shall affect the representations, warranties, covenants, agreements or obligations of the parties (or remedies with respect thereto) or the conditions to the obligations of the parties under this Agreement.

          (c) Without limiting the generality of the foregoing, the Company shall give Parent the opportunity to participate in the defense, at its own cost, of any litigation against the Company and/or its directors relating to the Merger or the other transactions contemplated by this Agreement, including transactions under the Stockholders Agreement, and will obtain the prior written consent of Parent prior to settling or satisfying any such claim, it being understood and agreed that this Section 5.03(c) shall not give Parent the right to direct such defense.
          (d) Immediately following the execution and delivery of this Agreement by each of the parties hereto, Parent, as the sole stockholder of Sub, will adopt this Agreement.
          SECTION 5.04. Equity Awards. (a) As soon as practicable following the date of this Agreement, the Board of Directors of the Company (or, if appropriate, any committee administering the Company Stock Plans) shall adopt such resolutions or take such other actions (including obtaining any required consents) as may be required to effect the following:
     (i) at the Effective Time, each Cash-Out Option shall be cancelled and the holder thereof shall be entitled to receive in consideration for such cancellation an amount of cash equal to the product of (A) the number of shares of Company Common Stock that are subject to such Cash-Out Option immediately prior to the Effective Time and (B) the excess, if any, of the Merger Consideration over the exercise price per share of Company Common Stock subject to such Stock Option, which amount shall be payable to such holder at or as soon as practicable following the Effective Time;
     (ii) at the Effective Time, each Rollover Option shall be converted into an option to acquire, on substantially the same terms and conditions as were applicable under the Rollover Option (other than as set forth in this Section 5.04(a)(ii) or any applicable Offer Letter), the number of shares of Parent Common Stock (rounded down to the nearest whole share) determined by multiplying the number of shares of Company Common Stock subject to such Rollover Option by the Exchange Ratio (as defined below), at an exercise price per share of Parent Common Stock equal to (A) the per share exercise price for the shares of Company Common Stock otherwise purchasable pursuant to such Rollover Option divided by (B) the Exchange Ratio (each, as so adjusted, an “Adjusted Option”); provided that such exercise price shall be rounded up to the nearest whole cent. The adjustments provided in this Section 5.04(a)(ii) with respect to any Stock Options, whether or not they are “incentive stock options” as defined in Section 422 of the Code, are intended to be effected in a manner which is consistent with Section 424(a) of the Code. As soon as reasonably practicable after the Effective Time, Parent shall deliver to the holders of Adjusted Options appropriate notices setting forth such holders’ rights pursuant to the Company Stock Plans and Stock Option Agreements evidencing the grants of such Adjusted Options and that such Adjusted Options and related agreements shall be assumed by Parent and shall continue in effect on the same terms and conditions (other than as specifically set forth in any applicable Offer Letter or with respect to exercisability prior to vesting and subject to the adjustments required by this Section 5.04 after giving effect to the Merger);
     (iii) Parent shall pay to each RSU Holder promptly, and in no event later than twenty business days, after each applicable Lapse Date, the RSU Applicable Amount; provided that if such RSU Holder’s employment with Parent terminates for any reason on or before any such Lapse Date, Parent shall have no obligation to pay, and such RSU Holder shall have no right to receive, such RSU Applicable Amount or the RSU Applicable Amount attributable to any subsequent Lapse Date (other than with respect to RSUs that vest pursuant to the Company Stock Plans or any other terms of such RSUs as in effect immediately prior to the Effective Time or due to any provisions for acceleration of vesting in any applicable Offer Letter or any other offer letter that Parent enters into with such RSU Holder);
     (iv) each provision in each Benefit Plan and Benefit Agreement providing for the issuance, transfer or grant of any shares of Company Common Stock or any Stock Options, RSUs or any other interests in respect of any capital stock (including any phantom stock or stock appreciation rights) of the Company shall be deleted prior to the Effective Time, and the Company shall ensure prior to the Effective Time that, following the Effective Time, there shall be no rights to acquire shares of Company Common Stock, Stock Options, RSUs or any other interests in respect of any capital stock (including any phantom stock or stock appreciation rights) of the Company or the Surviving Corporation;
     (v) any shares of Company Common Stock that remain available for issuance pursuant to any Company Stock Plan as of the Effective Time (the “Residual Shares”) shall be converted at the Effective Time into the number of shares of Parent Common Stock equal to the product of the number of such Residual Shares and the Exchange Ratio (such shares of Parent Common Stock, the “Assumed Shares”); and
     (vi) As used in this Agreement, the following terms shall have the meanings specified below:
     “Cash-Out Option” means any Stock Option (whether vested or unvested) that (x) is outstanding immediately prior to the Effective Time that was granted under the 2003 Plan or the 1993 Plan or (y) is designated as a Stock Option that will terminate as of the Effective Time pursuant to the terms of any agreement between Parent or the Company on one hand, and the holder of such Stock Option, on the other hand.

     “Exchange Ratio” means a fraction, the numerator of which is the Merger Consideration applicable to a share of Company Common Stock and the denominator of which is the average closing price per share of Parent Common Stock on the New York Stock Exchange Composite Transactions Tape on the 20 trading days immediately preceding the Closing Date.
     “Lapse Date” means, with respect to an RSU Holder, any date after the Closing Date on which any RSU held by such RSU Holder at the Effective Time would have vested pursuant to the Company Stock Plans or any other terms of such RSU as in effect immediately prior to the Effective Time.
     “Parent Common Stock” means common stock of Parent, par value $0.20 per share.
     “RSU Applicable Amount” means, with respect to any Lapse Date, an amount in cash equal to the product of (x) the Merger Consideration and (y) the number of RSUs held by the applicable RSU Holder at the Effective Time that, on such Lapse Date, would have vested pursuant to the Company Stock Plans or any other terms of such RSUs as in effect immediately prior to the Effective Time.
     “RSU Holder” means any person who, at the Effective Time, is a holder of RSUs.
     “Rollover Option” means any Stock Option that is not a Cash-Out Option.
          (b) As soon as practicable following the date of this Agreement, the Board of Directors of the Company (or, if appropriate, any committee administering the ESPP) shall adopt such resolutions or take such other actions as may be required so that (i) participation in the ESPP shall be limited to those employees who are participants on the date of this Agreement, (ii) except to the extent necessary to maintain the status of the ESPP as an “employee stock purchase plan” within the meaning of Section 423 of the Code and the Treasury Regulations thereunder, participants may not increase their payroll deduction elections or rate of contributions from those in effect on the date of this Agreement, (iii) no contribution period shall be commenced after the date of this Agreement, (iv) the ESPP shall terminate, effective upon the earlier of the first purchase date following the date of this Agreement and the last business day before the Effective Time, but subsequent to the exercise of purchase rights on such purchase date (in accordance with the terms of the ESPP) or termination of such purchase rights on such last business day (as provided for in the following clause (v)), as applicable, and (v) if the ESPP remains in effect on the last business day before the Effective Time, each purchase right under the ESPP outstanding on such day shall be terminated in exchange for a cash payment equal to the excess of (A) the Merger Consideration over (B) 85% of the lesser of (1) the fair market value of a share of Company Common Stock on the first business day of the applicable contribution period and (2) the fair market value of a share of Company Common Stock on the last business day of the applicable contribution period;

provided that the number of purchase rights with respect to which clause (v) shall be applicable shall be subject to the limitations under the ESPP regarding the maximum number and value of shares purchasable per participant with respect to any contribution period.
          (c) All amounts payable pursuant to this Section 5.04 shall be subject to any required withholding of taxes and shall be paid without interest.
          (d) The Company shall take all reasonable steps as may be required to cause the transactions contemplated by this Section 5.04 and any other dispositions of Company equity securities (including derivative securities) in connection with this Agreement by each individual who is a director or officer of the Company subject to Section 16 of the Exchange Act to be exempt under Rule 16b-3 promulgated under the Exchange Act.
          (e) At the Effective Time, by virtue of the Merger and without the need of any further corporate action, Parent shall assume the Company Stock Plans (other than the ESPP), with the result that (i) all obligations of the Company under such Company Stock Plans, including with respect to Rollover Options outstanding at the Effective Time, shall be obligations of Parent following the Effective Time and (ii) Parent may issue the Assumed Shares after the Effective Time pursuant to the exercise of options or other equity awards granted under such Company Stock Plans or any other plan of Parent or any its Affiliates. Parent may assume the Adjusted Options under an existing equity incentive plan.
          SECTION 5.05. Indemnification, Exculpation and Insurance. (a) Parent and Sub agree that all rights to indemnification, advancement of expenses and exculpation from liabilities for acts or omissions occurring at or prior to the Effective Time now existing in favor of the current or former directors or officers of the Company and its Subsidiaries as provided in their respective certificates of incorporation or bylaws (or comparable organizational documents) and any indemnification or other agreements of the Company as in effect on the date of this Agreement and set forth in Section 5.05 of the Company Letter shall be assumed by the Surviving Corporation in the Merger, without further action, at the Effective Time, and shall survive the Merger and shall continue in full force and effect in accordance with their terms, and Parent shall cause the Surviving Corporation to comply with and honor the foregoing obligations without termination or modification thereof.
          (b) In the event that the Surviving Corporation or any of its successors or assigns (i) consolidates with or merges into any other person and is not the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers or conveys all or substantially all its properties and assets to any person, or if Parent dissolves the Surviving Corporation then, and in each such case, Parent shall cause proper provision to be made so that the successors and assigns of the Surviving Corporation assume the obligations set forth in this Section 5.05 and Parent shall cause such successors and assigns to comply with and honor the foregoing obligations without termination or modification thereof.
          (c) Parent shall obtain, or cause to be obtained, as of the Effective Time a “tail” insurance policy with a claims period of six years from the Effective Time with respect to directors’ and officers’ liability insurance covering each person currently covered by the Company’s directors’ and officers’ liability insurance policy for acts or omissions occurring prior to the Effective Time on terms that are no less favorable than those of such policy of the Company in effect on the date of this Agreement, which insurance shall, prior to the Closing, be in effect and prepaid for such six-year period; provided that in no event shall Parent or the Surviving Corporation be required to pay, with respect to the entire six-year period following the Effective Time, premiums for insurance under this Section 5.05(c) which in the aggregate exceed 300% of the aggregate premiums paid by the Company for the period from September 30, 2009 to, and including, September 30, 2010, for such purpose (which premiums for such period are hereby represented and warranted by the Company to be $251,350); provided that Parent shall nevertheless be obligated to provide such coverage, with respect to the entire six-year period following the Effective Time, as may be obtained for such 300% amount. For the avoidance of doubt, nothing in this Section 5.05(c) shall require Parent to make expenditures exceeding $754,050 in the aggregate. If requested by Parent, the Company shall issue a broker of record letter naming the insurance broker selected by Parent to effect such runoff coverage, and the Company shall provide all cooperation and information reasonably requested by Parent and the selected insurance broker with respect to the procurement of such runoff coverage.
          (d) The provisions of this Section 5.05 (i) are intended to be for the benefit of, and will be enforceable by, each indemnified party, his or her heirs and his or her representatives and (ii) are in addition to, and not in substitution for, any other rights to indemnification or contribution that any such person may have by contract or otherwise. The obligations of Parent and the Surviving Corporation under this Section 5.05 shall not be terminated or modified in such a manner as to adversely affect the rights of any indemnified party to whom this Section 5.05 applies without the prior written consent of such affected indemnified party.
          SECTION 5.06. Fees and Expenses. (a) Except as expressly set forth in this Section 5.06, all fees and expenses incurred in connection with this Agreement, the Stockholders Agreement and the transactions contemplated by this Agreement shall be paid by the party incurring such fees or expenses, whether or not the Merger is consummated.
          (b) In the event that (i) a Takeover Proposal has been made to the Company or its stockholders or any person has announced an intention (whether or not conditional and whether or not withdrawn) to make a Takeover Proposal or a Takeover Proposal otherwise becomes known to the Company or generally known to the stockholders of the Company and thereafter (A) this Agreement is terminated by either Parent or the Company pursuant to Section 7.01(b)(i) or Section 7.01(b)(iii) and (B) prior to the date that is 12 months after such termination, the Company or any of its Subsidiaries enters into any Acquisition Agreement with respect to any Takeover Proposal or any Takeover Proposal is consummated (solely for purposes of this Section 5.06(b)(i)(B), the term “Takeover Proposal” shall have the meaning set forth in the definition of Takeover Proposal contained in Section 4.02(a) except that all references to 10% shall be deemed references to 35%) or (ii) this Agreement is terminated by Parent pursuant to Section 7.01(c), then the Company shall pay Parent a fee equal to $14,250,000 (the “Termination Fee”) by wire transfer of same-day funds (A) in the case of a termination by Parent pursuant to Section 7.01(c), within two business days after such termination and (B) in the case of a payment as a result of any event referred to in Section 5.06(b)(i)(B), no later than the first to occur of such events, in each case to an account designated by Parent.
          (c) The Company acknowledges that the agreements contained in this Section 5.06 are an integral part of the transactions contemplated by this Agreement and that, without these agreements, Parent would not have entered into this Agreement. Accordingly, if the Company fails promptly to pay the amounts due pursuant to this Section 5.06 and, in order to obtain such payment, Parent commences a suit that results in a judgment against the Company for the amounts set forth in this Section 5.06, the Company shall pay to Parent its reasonable costs and expenses (including attorneys’ fees and expenses) in connection with such suit and any appeal relating thereto, together with interest on the amounts set forth in this Section 5.06 at the prime rate of Citibank, N.A. in effect on the date such payment was required to be made.
          SECTION 5.07. Public Announcements. The parties agree that the initial press release to be issued with respect to the transactions contemplated by this Agreement, including transactions under the Stockholders Agreement, shall be in the form heretofore agreed to by the parties. Parent and Sub, on the one hand, and the Company, on the other hand, shall, to the extent at all reasonably practicable, consult with each other before making, and give each other a reasonable opportunity to review and comment upon, any press release or other public statements with respect to this Agreement, the Merger and the other transactions contemplated by this Agreement, and shall not issue any such press release or make any such public statement prior to such reasonably practicable consultation, except as may be required by applicable Law, court process or by obligations pursuant to any listing agreement with any national securities exchange or national securities quotation system.
          SECTION 5.08. Resignation of Directors. At the Closing, if requested by the Parent, the Company shall deliver to Parent evidence reasonably satisfactory to Parent of the resignation of any or all the directors of the Company and any Subsidiary of the Company, effective at the Effective Time.

          SECTION 5.09. Sub Compliance. Parent shall cause Sub to comply with all of Sub’s obligations under this Agreement.
ARTICLE VI
Conditions Precedent
          SECTION 6.01. Conditions to Each Party’s Obligation to Effect the Merger. The respective obligation of each party to effect the Merger is subject to the satisfaction or waiver on or prior to the Closing Date of the following conditions:
          (a) Stockholder Approval. The Stockholder Approval shall have been obtained.
          (b) Antitrust. Any waiting period (and any extension thereof) applicable to the Merger under the HSR Act shall have been terminated or shall have expired. Any other approval or waiting period under any other applicable competition, merger control, antitrust or similar Law shall have been obtained or terminated or shall have expired.
          (c) No Injunctions or Legal Restraints. No temporary restraining order, preliminary or permanent injunction or other Judgment issued by any court of competent jurisdiction or other legal restraint or prohibition (collectively, “Legal Restraints”) that has the effect of preventing the consummation of the Merger shall be in effect.
          SECTION 6.02. Conditions to Obligations of Parent and Sub. The obligations of Parent and Sub to effect the Merger are further subject to the satisfaction or waiver on or prior to the Closing Date of the following conditions:
          (a) Representations and Warranties. The representations and warranties of the Company contained herein that are qualified as to materiality or Material Adverse Effect shall be true and correct (as so qualified), and the representations and warranties of the Company contained herein that are not so qualified shall be true and correct in all material respects, in each case as of the date of this Agreement and as of the Closing Date with the same effect as though made as of the Closing Date, except that the accuracy of representations and warranties that by their terms speak as of a specified date will be determined as of such date. Parent shall have received a certificate signed on behalf of the Company by the chief executive officer and chief financial officer of the Company to such effect.
          (b) Performance of Obligations of the Company. The Company shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date, and Parent shall have received a certificate signed on behalf of the Company by the chief executive officer and the chief financial officer of the Company to such effect.

          (c) No Litigation. There shall not be pending any claim, suit, action or proceeding brought or threatened by any Governmental Entity (i) challenging or seeking to restrain or prohibit the consummation of the Merger or challenging this Agreement, or seeking to obtain from Parent or any of its Subsidiaries any damages that are material, individually or in the aggregate, in relation to the value of the Company and its Subsidiaries, taken as a whole, (ii) seeking to prohibit or limit in any respect, or place any conditions on, the ownership or operation by the Company, Parent or all or any of their respective Affiliates of all or any portion of the business or assets or any product of the Company or its Subsidiaries or Parent or its Subsidiaries or to require any such person to dispose of, license (whether pursuant to an exclusive or nonexclusive license) or hold separate all or any portion of the business or assets or any product of the Company or its Subsidiaries or Parent or its Subsidiaries, in each case as a result of or in connection with the Merger or the other transactions contemplated by this Agreement, (iii) seeking to impose limitations on the ability of Parent or any of its Affiliates to acquire or hold, or exercise full rights of ownership of, any shares of Company Common Stock or any shares of common stock of the Surviving Corporation or any of Parent’s Subsidiaries, including the right to vote Company Common Stock or the shares of common stock of the Surviving Corporation or any of Parent’s Subsidiaries on all matters properly presented to the stockholders of the Company or the Surviving Corporation or any of Parent’s Subsidiaries, respectively, or (iv) seeking to (A) prohibit Parent or any of its Affiliates from effectively controlling in any respect any of the business or operations of the Company or its or Parent’s Subsidiaries or (B) prevent the Company or its or Parent’s Subsidiaries from operating any of their respective businesses in substantially the same manner as operated by the Company and its or Parent’s Subsidiaries prior to the date of this Agreement.
          (d) Legal Restraint. No Legal Restraint that could reasonably be expected to result, directly or indirectly, in any of the effects referred to in clauses (i) through (iv) of Section 6.02(c) shall be in effect.
          (e) Consents. Parent shall have received evidence, in form and substance reasonably satisfactory to it, that Parent or the Company shall have obtained (i) all material (individually or in the aggregate) consents, approvals, authorizations, qualifications and orders of all Governmental Entities legally required to effect the Merger and (ii) all consents, licenses (whether exclusive or nonexclusive), approvals and waivers set forth on Section 6.02(e) of the Company Letter.
          (f) No Material Adverse Effect. Since the date of this Agreement, there shall not have occurred a Material Adverse Effect. Parent shall have received a certificate signed on behalf of the Company by the chief executive officer and the chief financial officer of the Company to such effect.

          SECTION 6.03. Conditions to Obligation of the Company. The obligation of the Company to effect the Merger is further subject to the satisfaction or waiver on or prior to the Closing Date of the following conditions:
          (a) Representations and Warranties. The representations and warranties of Parent and Sub contained herein that are qualified as to materiality shall be true and correct (as so qualified), and the representations and warranties of Parent and Sub contained herein that are not so qualified shall be true and correct in all material respects, in each case as of the date of this Agreement and as of the Closing Date with the same effect as though made as of the Closing Date, except that the accuracy of representations and warranties that by their terms speak as of a specified date will be determined as of such date. The Company shall have received a certificate signed on behalf of Parent by an authorized signatory of Parent to such effect.
          (b) Performance of Obligations of Parent and Sub. Parent and Sub shall have performed in all material respects all obligations required to be performed by them under this Agreement at or prior to the Closing Date, and the Company shall have received a certificate signed on behalf of Parent by an authorized signatory of Parent to such effect.
          SECTION 6.04. Frustration of Closing Conditions. None of the Company, Parent or Sub may rely on the failure of any condition set forth in Section 6.01, 6.02 or 6.03, as the case may be, to be satisfied if such failure was caused by such party’s failure to use commercially reasonable efforts to consummate the Merger and the other transactions contemplated by this Agreement, as required by and subject to Section 5.03, or by such party’s breach of any other provision of this Agreement.
ARTICLE VII
Termination, Amendment and Waiver
          SECTION 7.01. Termination. This Agreement may be terminated, and the Merger contemplated hereby may be abandoned, at any time prior to the Effective Time, whether before or after the Stockholder Approval has been obtained, upon written notice (other than in the case of Section 7.01(a) below) from the terminating party to the non-terminating party specifying the subsection of this Section 7.01 pursuant to which such termination is effected:
          (a) by mutual written consent of Parent, Sub and the Company;
          (b) by either Parent or the Company, if:
     (i) the Merger shall not have been consummated by the date that is six months from date of this Agreement (the “Termination Date”) for any reason; provided, however, that the right to terminate this Agreement under this

Section 7.01(b)(i) shall not be available to any party whose action or failure to act has been a principal cause of or resulted in the failure of the Merger to occur on or before such date and such action or failure to act constitutes a breach of this Agreement;
     (ii) any Legal Restraint having the effect set forth in Section 6.01(c) shall be in effect and shall have become final and nonappealable; or
     (iii) the Stockholders Meeting shall have been held and the Stockholder Approval shall not have been obtained thereat or at any adjournment or postponement thereof;
          (c) by Parent, in the event the Company has delivered an Adverse Recommendation Change Notice or an Adverse Recommendation Change has occurred;
          (d) by Parent, if (i) the Company shall have breached any of its representations or warranties or failed to perform any of its covenants or other agreements contained in this Agreement, which breach or failure to perform (A) would give rise to the failure of a condition set forth in Section 6.02(a) or 6.02(b) and (B) is incapable of being cured by the Company by the date that is 30 business days after such breach or failure or, if capable of being cured by the Company by such date, the Company does not commence to cure such breach or failure within 10 business days after its receipt of written notice thereof from Parent and diligently pursue such cure thereafter, or (ii) if any Legal Restraint having any of the effects referred to in clauses (i) through (iv) of Section 6.02(c) shall be in effect and shall have become final and nonappealable; or
          (e) by the Company, if Parent shall have breached any of its representations or warranties or failed to perform any of its covenants or other agreements contained in this Agreement, which breach or failure to perform (i) would give rise to the failure of a condition set forth in Section 6.03(a) or 6.03(b) and (ii) is incapable of being cured by Parent or Sub by the date that is 30 business days after such breach or failure or, if capable of being cured by Parent or Sub by such date, Parent or Sub, as the case may be, does not commence to cure such breach or failure within 10 business days after its receipt of written notice thereof from the Company and diligently pursue such cure thereafter.
          SECTION 7.02. Effect of Termination. In the event of termination of this Agreement by either the Company or Parent as provided in Section 7.01, this Agreement shall forthwith become void and have no effect, without any liability or obligation on the part of Parent, Sub or the Company, other than the provisions of Section 3.01(v), the last sentence of Section 5.02(a), Section 5.06, this Section 7.02 and Article VIII and except for any material, intentional breach by a party of any of its representations, warranties, covenants or agreements set forth in this Agreement (which material breach and liability therefor shall not be affected by termination of this Agreement or any payment of the Termination Fee pursuant to Section 5.06(b)).
          SECTION 7.03. Amendment. This Agreement may be amended by the parties hereto at any time, whether before or after the Stockholder Approval has been obtained; provided, however, that after the Stockholder Approval has been obtained, there shall be made no amendment that by Law requires further approval by stockholders of the Company without the further approval of such stockholders. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.
          SECTION 7.04. Extension; Waiver. At any time prior to the Effective Time, the parties may (a) extend the time for the performance of any of the obligations or other acts of the other parties, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto or (c) waive compliance with any of the agreements or conditions contained herein; provided, however, that after the Stockholder Approval has been obtained, there shall be made no waiver that by Law requires further approval by stockholders of the Company without the further approval of such stockholders. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party which specifically sets forth the terms of such extension or waiver. The failure or delay by any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights nor shall any single or partial exercise by any party to this Agreement of any of its rights under this Agreement preclude any other or further exercise of such rights or any other rights under this Agreement.
ARTICLE VIII
General Provisions
          SECTION 8.01. Nonsurvival of Representations and Warranties. None of the representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time. This Section 8.01 shall not limit any covenant or agreement of the parties which by its terms contemplates performance after the Effective Time.
          SECTION 8.02. Notices. All notices or other communications required or permitted to be given hereunder shall be in writing and shall be delivered by hand or sent by facsimile or sent, postage prepaid, by registered, certified or express mail or reputable overnight courier service and shall be deemed given when so delivered by hand or sent by facsimile, or if mailed, three days after mailing (one business day in the case of express mail or overnight courier service), as follows (or at such other address for a party as shall be specified by notice given in accordance with this Section 8.02):

if to Parent or Sub, to:

International Business Machines Corporation
New Orchard Road
Armonk, NY 10504
Facsimile: (914) 499-7803
Attention: Elias Mendoza
                    Vice President, Corporate Development
with a copy to:

International Business Machines Corporation
New Orchard Road
Armonk, NY 10504
Facsimile: (914) 499-6006
Attention: Mark Goldstein
                    Associate General Counsel
and with a copy to:
Cravath, Swaine & Moore LLP
Worldwide Plaza
825 Eighth Avenue
New York, NY 10019
Facsimile: (212) 474-3700
Attention: George F. Schoen, Esq.
if to the Company, to:
Unica Corporation
Reservoir Place North
170 Tracer Lane
Waltham, MA 02451
Facsimile: (781) 207-5834
Attention: Jason W. Joseph
                    Vice President, General Counsel & Secretary
with a copy to:
Wilmer Cutler Pickering Hale and Dorr LLP
60 State Street
Boston, MA 02109
Facsimile: (617) 526-5000
Attention: Mark G. Borden, Esq.
                   Philip P. Rossetti, Esq.

          SECTION 8.03. Definitions. For purposes of this Agreement:
          (a) “Affiliate” means, with respect to any person, any other person directly or indirectly controlling, controlled by or under common control with such first person;
          (b) as it relates to the Company, “knowledge” means, with respect to any matter in question, the actual knowledge, after reasonable inquiry, of any officer or employee of the Company identified in Section 8.03(b) of the Company Letter;
          (c) “Material Adverse Effect” means any state of facts, change, development, event, effect, condition, occurrence, action or omission that, individually or in the aggregate, is reasonably likely to (i) result in a material adverse effect on the business, assets, properties, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole, (ii) prevent, materially impede or materially delay the consummation by the Company of the Merger or the other transactions contemplated by this Agreement or (iii) result in a material impairment on the ability of Parent and its Subsidiaries to continue operating the business of the Company and its Subsidiaries after the Closing in substantially the same manner as it was operated immediately prior to the date of this Agreement; provided, however, that none of the following shall be deemed either alone or in combination to constitute, and none of the following shall be taken into account in determining whether there has been or would be, a Material Adverse Effect on the Company: (a) general, legal, market, economic or political conditions affecting the industry in which the Company operates, provided that such conditions do not disproportionately affect the Company and its Subsidiaries, taken as a whole, in relation to other companies in the industry in which the Company operates, (b) changes affecting general worldwide economic or capital market conditions (including changes in interest or exchange rates), provided that such changes do not disproportionately affect the Company and its Subsidiaries, taken as a whole, in relation to other companies in the industry in which the Company operates; (c) the pendency or announcement of this Agreement or the anticipated consummation of the Merger, including, without limitation, any reaction of any customer, employee, supplier, reseller, partner or other constituency to the identity of Parent or any of the transactions contemplated by this Agreement;(d) any suit, claim, action or proceeding that does not have a reasonable likelihood of success on the merits, whether commenced or threatened, which asserts allegations of a breach of fiduciary duty relating to this Agreement, violations of securities Laws in connection with the Proxy Statement or otherwise in connection with any of the transactions contemplated by this Agreement; (e) any decrease in the market price or trading volume of the Company Common Stock (it being understood that the underlying cause or causes of any such decrease may be deemed to constitute, in and of itself or themselves, a Material Adverse Effect and may be taken into consideration when determining whether there has occurred a Material Adverse Effect); (f) the Company’s failure to meet any internal or published projections, forecasts or other predictions or published industry analyst expectations of financial performance (it being understood that the underlying cause or causes of any such failure may be deemed to constitute, in and of itself and themselves, a Material Adverse Effect and may be taken into consideration when determining whether there has occurred a Material Adverse Effect); (g) any change in GAAP or applicable Laws which occurs or becomes effective after the date of this Agreement; (h) actions or omissions of the Company or any of its Subsidiaries taken with the prior written consent of Parent; and (i) any natural disaster, any act or threat of terrorism or war anywhere in the world, any armed hostilities or terrorist activities anywhere in the world, any threat or escalation of armed hostilities or terrorist activities anywhere in the world to the extent they do not disproportionately affect the Company and its Subsidiaries, taken as a whole, in relation to other companies in the industry in which the Company operates.
          (d) “person” means any natural person, corporation, limited liability company, partnership, joint venture, trust, business association, Governmental Entity or other entity; and
          (e) a “Subsidiary” of any person means any other person (i) more than 50% of whose outstanding shares or securities representing the right to vote for the election of directors or other managing authority of such other person are, now or hereafter, owned or controlled, directly or indirectly, by such first person, but such other person shall be deemed to be a Subsidiary only so long as such ownership or control exists, or (ii) which does not have outstanding shares or securities with such right to vote, as may be the case in a partnership, joint venture or unincorporated association, but more than 50% of whose ownership interest representing the right to make the decisions for such other person is, now or hereafter, owned or controlled, directly or indirectly, by such first person, but such other person shall be deemed to be a Subsidiary only so long as such ownership or control exists.
          SECTION 8.04. Exhibits; Interpretation. The headings contained in this Agreement or in any Exhibit hereto and in the table of contents to this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement. Any capitalized terms used in any Exhibit but not otherwise defined therein shall have the meaning as defined in this Agreement. When a reference is made in this Agreement to an Article, Section, Subsection or Exhibit, such reference shall be to a Section or Article of, or an Exhibit to, this Agreement unless otherwise indicated. For all purposes hereof, the terms “include”, “includes” and “including” shall be deemed followed by the words “without limitation”. The words “hereof”, “hereto”, “hereby”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The term “or” is not exclusive. The word “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and such phrase does not mean simply

“if”. Except as otherwise provided, any information “made available” to Parent by the Company or its Subsidiaries shall include only that information contained in such documents stored on the hard disk reflecting the contents of that certain virtual data room maintained by the Company through Bowne & Co., Inc. and that Parent’s representatives have been granted access to as of 6:00 p.m., New York City time, on August 12, 2010, a copy of which shall be provided to Parent as promptly as practicable following the date of this Agreement. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms. Any agreement or instrument defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement or instrument as from time to time amended, modified or supplemented. References to a person are also to its permitted successors and assigns.
          SECTION 8.05. Counterparts. This Agreement may be executed in one or more counterparts (including by facsimile), all of which shall be considered one and the same agreement and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to the other parties.
          SECTION 8.06. Entire Agreement; No Third-Party Beneficiaries. This Agreement (a) together with the Exhibits hereto and the Company Letter, constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter of this Agreement, except for the Confidentiality Agreement, and (b) except for the provisions of Section 5.05, is not intended to confer upon any person other than the parties hereto (and their respective successors and assigns) any rights (legal, equitable or otherwise) or remedies, whether as third party beneficiaries or otherwise.
          SECTION 8.07. Governing Law. This Agreement shall be governed by, and construed in accordance with, the Laws of the State of Delaware, regardless of the Laws that might otherwise govern under applicable principles of conflicts of Laws thereof.
          SECTION 8.08. Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by operation of Law or otherwise by any of the parties without the prior written consent of the other parties, except that Sub may assign, in its sole discretion, any of or all its rights, interests and obligations under this Agreement to Parent or to any direct or indirect wholly owned Subsidiary of Parent, but no such assignment shall relieve Sub of any of its obligations hereunder. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by, the parties hereto and their respective successors and assigns.
          SECTION 8.09. Consent to Jurisdiction; Service of Process; Venue. Each of the parties hereto irrevocably and unconditionally submits to the exclusive jurisdiction of the Delaware Court of Chancery (and if the Delaware Court of Chancery shall be unavailable, any Delaware State court and the Federal court of the United States of

America sitting in the State of Delaware) for the purposes of any suit, action or other proceeding arising out of this Agreement or the Merger or any other transaction contemplated by this Agreement (and agrees that no such action, suit or proceeding relating to this Agreement shall be brought by it or any of its Subsidiaries except in such courts). Each of the parties further agrees that, to the fullest extent permitted by applicable Law, service of any process, summons, notice or document by U.S. registered mail to such person’s respective address set forth above shall be effective service of process for any action, suit or proceeding in the State of Delaware with respect to any matters to which it has submitted to jurisdiction as set forth above in the immediately preceding sentence. Each of the parties hereto irrevocably and unconditionally waives (and agrees not to plead or claim), any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the Merger or any of the other transactions contemplated by this Agreement in the Delaware Court of Chancery (and if the Delaware Court of Chancery shall be unavailable, in any Delaware State court or the Federal court of the United States of America sitting in the State of Delaware) or that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.
          SECTION 8.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION OR OTHER PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SUIT OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT, BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 8.10.
          SECTION 8.11. Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the Delaware Court of Chancery (and if the Delaware Court of Chancery shall be unavailable, in any Delaware State court or the Federal court of the United States of America sitting in the State of Delaware), this being in addition to any other remedy to which they are entitled at Law or in equity. Each of the parties agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief on the basis that (x) any party has an adequate remedy at law or (y) an award of specific performance is not an appropriate remedy for any reason at law or equity.

          SECTION 8.12. Consents and Approvals. For any matter under this Agreement requiring the consent or approval of any party to be valid and binding on the parties hereto, such consent or approval must be in writing and executed and delivered to the other parties by a person duly authorized by such party to do so.
          SECTION 8.13. Severability. If any provision of this Agreement or the application of any such provision to any person or circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other provision hereof and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

     IN WITNESS WHEREOF, Parent, Sub and the Company have caused this Agreement to be signed by their respective officers thereunto duly authorized, all as of the date first written above.

INTERNATIONAL BUSINESS MACHINES CORPORATION,
by	/s/ Elias Mendoza
	Name:	Elias Mendoza
	Title:	Vice President, Corporate Development

AMAROO ACQUISITION CORP.,
by	/s/ Jeff Doyle
	Name:	Jeff Doyle
	Title:	President

UNICA CORPORATION,
by	/s/ Yuchun Lee
	Name:	Yuchun Lee
	Title:	Chief Executive Officer, President and Chairman

EXHIBIT A
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
SURVIVING CORPORATION
ARTICLE I
          The name of the corporation (hereinafter called the “Corporation”) is Unica Corporation.
ARTICLE II
          The address of the Corporation’s registered office in the State of Delaware is 1209 Orange Street, Wilmington, New Castle County, Delaware. The name of the registered agent at such address is The Corporation Trust Company.
ARTICLE III
          The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.
ARTICLE IV
          The total number of shares of all classes of stock that the Corporation shall have authority to issue is 1,000 shares of Common Stock having the par value of $0.01 per share.
ARTICLE V
          The number of directors of the Corporation shall be fixed from time to time by the Board of Directors of the Corporation.

ARTICLE VI
          In furtherance and not in limitation of the powers conferred upon it by law, the Board of Directors of the Corporation is expressly authorized to adopt, amend or repeal the Bylaws of the Corporation.
ARTICLE VII
          Unless and except to the extent that the Bylaws of the Corporation so require, the election of directors of the Corporation need not be by written ballot.
ARTICLE VIII
          To the fullest extent from time to time permitted by law, no director of the Corporation shall be personally liable to any extent to the Corporation or its stockholders for monetary damages for breach of his fiduciary duty as a director.
ARTICLE IX
          Each person who is or was or had agreed to become a director or officer of the Corporation, and each such person who is or was serving or who had agreed to serve at the request of the Corporation as a director, officer, partner, member, employee or agent of another corporation, partnership, limited liability company, joint venture, trust or other enterprise (including the heirs, executor, administrators or estate of such person), shall be indemnified by the Corporation to the fullest extent permitted from time to time by applicable law. Any repeal or modification of this Article IX shall not adversely affect any right to indemnification of any person existing at the time of such repeal or modification with respect to any matter occurring prior to such repeal or modification.

2

Annex B
EXECUTION COPY
     STOCKHOLDERS AGREEMENT dated as of August 12, 2010 (this “Agreement”), among INTERNATIONAL BUSINESS MACHINES CORPORATION, a New York corporation (“Parent”), and each of THE INDIVIDUALS AND OTHER PARTIES LISTED ON SCHEDULE A ATTACHED HERETO (each, a “Stockholder” and, collectively, the “Stockholders”).
          WHEREAS Parent, Amaroo Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Parent (“Sub”), and Unica Corporation, a Delaware corporation (the “Company”), have contemporaneously with the execution of this Agreement entered into an Agreement and Plan of Merger dated as of the date hereof (as the same may be amended or supplemented, the “Merger Agreement”; capitalized terms used but not defined herein shall have the meanings set forth in the Merger Agreement);
          WHEREAS each Stockholder is the record or beneficial owner of the number of shares of Company Common Stock set forth opposite such Stockholder’s name on Schedule A (such shares of capital stock of the Company, the “Original Shares”, and together with any New Shares (as defined below), the “Subject Shares”); and
          WHEREAS as a condition to their willingness to enter into the Merger Agreement, Parent and Sub have requested that the Stockholders enter into this Agreement.
          NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements set forth herein and in the Merger Agreement, each party hereto agrees as follows:
          SECTION 1. Representations and Warranties of Each Stockholder. Each Stockholder jointly and severally hereby represents and warrants to Parent as follows:
          (a) Organization; Authority; Execution and Delivery; Enforceability. If such Stockholder is not a natural person, (i) such Stockholder is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, (ii) the execution and delivery of this Agreement by such Stockholder, the consummation by such Stockholder of the transactions contemplated by this Agreement and the compliance by such Stockholder with the terms of this Agreement have been duly authorized by all necessary action on the part of such Stockholder and its governing body, members, stockholders and trustees, as applicable, and (iii) no other proceedings on the part of such Stockholder (or such Stockholder’s governing body, members, stockholders or trustees, as applicable) are necessary to authorize this Agreement, to consummate the transactions contemplated by this Agreement or to comply with the terms of this Agreement. Such Stockholder has all requisite corporate, company, partnership or other power and authority to execute and deliver this Agreement (and each Person executing this Agreement on behalf of such Stockholder that is not a natural person has full power, authority and capacity to execute and deliver this Agreement on behalf of such Stockholder and to thereby bind such Stockholder), to consummate the transactions contemplated by this Agreement and to comply with the terms of this Agreement. This Agreement has been duly executed and delivered by such Stockholder and, assuming due authorization, execution and delivery by Parent, constitutes a valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms. If such Stockholder is married and the Subject Shares of such Stockholder constitute community property or if spousal or other approval is required for this Agreement to be legal, valid and binding, this Agreement has been duly authorized, executed and delivered by, and constitutes a valid and binding agreement of, such Stockholder’s spouse, enforceable against such spouse in accordance with its terms.
          (b) No Conflicts; Consents. The execution and delivery of this Agreement, the consummation of the transactions contemplated by this Agreement and the compliance by such Stockholder with the terms of this Agreement do not and will not conflict with, or result in any violation or breach of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of, or result in termination, amendment, cancelation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of any Lien in or upon any of the properties or assets of such Stockholder under, or give rise to any increased, additional, accelerated or guaranteed rights or entitlements under, (i) if such Stockholder is not a natural person, any provision of any certificate of incorporation, bylaws, or trust or other organizational document of such Stockholder, (ii) any Contract to or by which such Stockholder is a party or bound or to or by which any of the properties or assets of such Stockholder (including such Stockholder’s Subject Shares) is bound or subject or (iii) subject to the governmental filings and other matters referred to in the following sentence, any Law or Judgment, in each case, applicable to such Stockholder or to such Stockholder’s properties or assets (including such Stockholder’s Subject Shares) other than, in the case of clauses (ii) and (iii) of this paragraph, conflicts, violations, breaches, defaults, rights, losses, Liens or entitlements that individually or in the aggregate are not reasonably likely to (x) impair in any material respect the ability of such Stockholder to perform its obligations under this Agreement or (y) prevent or materially impede or delay the consummation of any of the transactions contemplated by this Agreement. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity or other Person (including with respect to natural persons, any spouse, and with respect to trusts, any co-trustee or beneficiary) (“Consent”) is required by or with respect to such Stockholder in connection with the execution and delivery of this Agreement by such Stockholder, the consummation by such Stockholder of the transactions contemplated by this Agreement or the compliance by such Stockholder with the terms of this Agreement, except for (1) filings under the HSR Act and any other applicable competition, merger control, antitrust or similar law or regulation, (2) filings with the SEC of such reports under the Exchange Act as may be required in connection with this Agreement and the transactions contemplated hereby and (3) those Consents which have already been obtained.
          (c) Ownership. Such Stockholder is the record and beneficial owner of the number of Original Shares set forth opposite such Stockholder’s name on Schedule A, and such Stockholder’s Original Shares constitute all of the shares of Company Common Stock held of record, beneficially owned or for which voting power or disposition power is held by such Stockholder. Such Stockholder has good and marketable title, free and clear of any Liens, to those Original Shares of which such Stockholder is the record owner. Such Stockholder does not own, of record or beneficially, (i) any shares of capital stock of the Company other than the Original Shares or (ii) any option, warrant, call or other right to acquire or receive capital stock or other equity or voting interests in the Company, other than those set forth opposite such

Stockholder’s name on Schedule B. Such Stockholder has the sole right to vote and Transfer such Stockholder’s Original Shares, and none of such Stockholder’s Original Shares are subject to any voting trust or other agreement, arrangement or restriction with respect to the voting or the Transfer of such Stockholder’s Original Shares, except as set forth in Sections 3 and 4 of this Agreement.
          (d) Information. None of the information relating to such Stockholder provided by or on behalf of such Stockholder for inclusion in the Proxy Statement or any filing required to be made with the SEC by the Company, Parent or Sub will, at the respective times such documents are filed with the SEC and at the respective times such documents are first published, sent or given to the Company’s stockholders, at the time of any amendment or supplement of any such document or at the time of the Stockholders Meeting, contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.
          SECTION 2. Representations and Warranties of Parent. Parent hereby represents and warrants to each Stockholder as follows: Parent has all requisite power and authority to execute and deliver this Agreement, to consummate the transactions contemplated by this Agreement and to comply with the terms of this Agreement. The execution and delivery of this Agreement by Parent, the consummation by Parent of the transactions contemplated by this Agreement and the compliance by Parent with the terms of this Agreement have been duly authorized by all necessary action on the part of Parent and no other corporate proceedings on the part of Parent are necessary to authorize this Agreement or to consummate the transactions contemplated by this Agreement. This Agreement has been duly executed and delivered by Parent and, assuming due authorization (in the case of each Stockholder that is not a natural person), execution and delivery by each Stockholder, constitutes a valid and binding obligation of Parent, enforceable against Parent in accordance with its terms. The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated by this Agreement and compliance by Parent with the terms of this Agreement will not, conflict with, or result in any violation or breach of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of, or result in termination, cancelation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of any Lien upon any of the properties or assets of Parent under, or give rise to any increased, additional, accelerated or guaranteed rights or entitlements under, any provision of (i) the certificate of incorporation or bylaws of Parent, (ii) any Contract to or by which Parent is a party or bound or to or by which any of the properties or assets of Parent is subject or bound or (iii) subject to the governmental filings and other matters referred to in the following sentence, any Law or Judgment, in each case, applicable to Parent or its properties or assets other than, in the case of clauses (ii) and (iii), conflicts, violations, breaches, defaults, rights, losses, Liens or entitlements that individually or in the aggregate are not reasonably likely to (x) impair in any material respect the ability of Parent to perform its obligations under this Agreement or (y) prevent or materially impede or delay the consummation of any of the transactions contemplated by this Agreement. No Consent is required by or with respect to Parent in connection with the execution and delivery of this Agreement by Parent or the consummation by Parent of the transactions contemplated hereby, other than as contemplated by the Merger Agreement.

          SECTION 3. Covenants of Each Stockholder. Each Stockholder jointly and severally covenants and agrees as follows:
          (a) At any meeting of the stockholders of the Company called to vote upon the Merger Agreement, the Merger or any of the other transactions contemplated by the Merger Agreement, or at any postponement or adjournment thereof, or in any other circumstances upon which a vote, consent, adoption or other approval (including by written consent solicitation) with respect to the Merger Agreement, the Merger or any of the other transactions contemplated by the Merger Agreement is sought, such Stockholder shall (i) appear at such meeting or otherwise cause its Subject Shares to be counted as present thereat for purposes of calculating a quorum and (ii) vote (or cause to be voted) all of such Stockholder’s Subject Shares in favor of, and shall consent to (or cause to be consented to), the adoption of the Merger Agreement and the approval of the terms thereof and of the Merger and each of the other transactions contemplated by the Merger Agreement.
          (b) Prior to the date that is the later of (x) the date of the meeting of the stockholders of the Company called to vote upon the Merger Agreement and (y) six months from the date of this Agreement, at any meeting of the stockholders of the Company or at any postponement or adjournment thereof or in any other circumstances upon which a vote, consent, adoption or other approval (including by written consent solicitation) is sought, such Stockholder shall vote (or cause to be voted) all of such Stockholder’s Subject Shares against, and shall not (and shall not commit or agree to) consent to (or cause to be consented to), any of the following: (i) any Takeover Proposal or any Acquisition Agreement relating thereto or (ii) any amendment of the Company Certificate or the Company Bylaws (other than pursuant to or as contemplated by the Merger Agreement) or any other proposal, action, agreement or transaction which, in the case of this clause (ii), could reasonably be expected to (A) result in a breach of any covenant, agreement, obligation, representation or warranty of the Company contained in the Merger Agreement or of the Stockholders contained in this Agreement, (B) prevent, impede, interfere or be inconsistent with, delay, discourage or adversely affect the timely consummation of the Merger or the other transactions contemplated by the Merger Agreement or by this Agreement, (C) dilute in any material respect the benefits to Parent or Sub of the Merger and the other transactions contemplated by the Merger Agreement or by this Agreement or (D) change in any manner the voting rights of the Company Common Stock (the matters described in clauses (i) and (ii), collectively, the “Vote-Down Matters”).
          (c) Such Stockholder shall not, and shall not commit or agree to, (i) sell, transfer, pledge, exchange, assign, tender or otherwise dispose of (including by gift, merger or otherwise by operation of law) (collectively, “Transfer”), or consent to or permit any Transfer of, any Subject Shares (or any interest therein) or any rights to acquire any securities or equity interests of the Company, or enter into any Contract, option, call or other arrangement with respect to the Transfer (including any profit-sharing or other derivative arrangement) of any Subject Shares (or any interest therein) or any rights to acquire any securities or equity interests of the Company, to any Person other than pursuant to this Agreement or the Merger Agreement, unless prior to any such Transfer the transferee of such Stockholder’s Subject Shares is a party to this Agreement, enters into a stockholder agreement with Parent on terms substantially identical to the terms of this Agreement or agrees to become a party to this Agreement pursuant to a joinder agreement satisfactory to Parent, or (ii) enter into any voting arrangement, whether by proxy, voting agreement or otherwise, with respect to any Subject Shares or rights to acquire any securities or equity interests of the Company, other than this Agreement. Each certificate or other instrument representing any Subject Shares shall bear a legend that such Subject Shares are subject to the provisions of this Agreement, including this Section 3(c); provided, however, that nothing contained herein shall restrict the ability of such Stockholder to exercise any Stock Options.
          (d) (i) Such Stockholder shall not commit or agree to take any action inconsistent with or challenging the transactions contemplated by, or the terms of, this Agreement or the Merger Agreement. Such Stockholder hereby waives any rights of appraisal, or rights to dissent from the Merger, that such Stockholder may have.
     (ii) Such Stockholder shall not, directly or indirectly, issue any press release with respect to the Merger Agreement, this Agreement, the Merger or any of the other transactions contemplated by the Merger Agreement or by this Agreement without the prior written consent of Parent, except as may be required by applicable Law or court process.
     (iii) Such Stockholder shall use commercially reasonable efforts to consult with Parent prior to making any public statement with respect to the Merger Agreement, this Agreement, the Merger or any of the other transactions contemplated by the Merger Agreement or by this Agreement.
          (e) Such Stockholder hereby agrees that, in the event (i) of any stock or extraordinary dividend or other distribution, stock split, reverse stock split, recapitalization, reclassification, reorganization, combination or other like change, of or affecting the Subject Shares or (ii) that such Stockholder purchases or otherwise acquires beneficial ownership of or an interest in, or acquires the right to vote or share in the voting of, any shares of capital stock of the Company, in each case after the execution of this Agreement (including by conversion, the exercise of Stock Options, the vesting of RSUs, operation of law or otherwise) (collectively, the “New Shares”), such Stockholder shall deliver promptly to Parent written notice of its acquisition or receipt of New Shares which notice shall state the number of New Shares so acquired or received. Such Stockholder agrees that any New Shares acquired or received by such Stockholder pursuant to clause (i) or (ii) of this paragraph shall be subject to the terms of this Agreement, including all covenants, agreements, obligations, representations and warranties set forth herein, and shall constitute Subject Shares to the same extent as if those New Shares were owned by such Stockholder on the date of this Agreement. Such Stockholder agrees that this Agreement and the obligations hereunder shall be binding upon any Person to which record or beneficial ownership of such Stockholder’s Subject Shares shall pass, whether by operation of Law or otherwise, including such Stockholder’s heirs, guardians, administrators or successors, and such Stockholder further agrees to take all actions necessary to effectuate the foregoing.
          SECTION 4. Grant of Irrevocable Proxy; Appointment of Proxy. (a) Each Stockholder hereby irrevocably grants to, and appoints, Parent and any other individual designated in writing by Parent, and each of them individually, such Stockholder’s proxy and attorney-in-fact (with full power of substitution and re-substitution), for and in the name, place and stead of such Stockholder, to vote all of such Stockholder’s Subject Shares at any meeting of stockholders of the Company or any adjournment or postponement thereof, or grant a consent or approval in respect of such Stockholder’s Subject Shares, (i) in favor of the adoption of the Merger Agreement and the approval of the terms thereof and of the Merger and each of the other transactions contemplated by the Merger Agreement, (ii) against any Vote-Down Matter and (iii) otherwise in accordance with Section 3 of this Agreement. The proxy granted in this Section 4 shall expire upon the expiration of all rights of Parent and Sub under Section 3 of this Agreement.
          (b) Each Stockholder represents that any proxies heretofore given in respect of such Stockholder’s Subject Shares are not irrevocable, and that all such proxies are hereby revoked.
          (c) Each Stockholder hereby affirms that the irrevocable proxy set forth in this Section 4 is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of such Stockholder under this Agreement. Each Stockholder hereby further affirms that the irrevocable proxy is coupled with an interest and may under no circumstances be revoked. Each Stockholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof. Each such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of Section 212(e) of the DGCL.
          SECTION 5. Further Assurances. Each Stockholder shall, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as Parent may request for the purpose of effectuating the matters covered by this Agreement, including the grant of the proxies set forth in Section 4 of this Agreement.
          SECTION 6. Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by operation of Law or otherwise, by any of the parties hereto without the prior written consent of the other parties hereto, except that Parent may in its sole discretion assign, in whole or in one or more parts, any or all of its rights, interests or obligations under this Agreement to any direct or indirect wholly owned Subsidiary of Parent, but no such assignment shall relieve Parent of any of its obligations under this Agreement. Any purported assignment in violation of this Section 6 shall be void. Subject to the preceding sentences of this Section 6, this Agreement shall be binding upon, inure to the benefit of and be enforceable by, the parties hereto and their respective successors and assigns.
          SECTION 7. Termination. This Agreement shall terminate upon the earlier of (i) the Effective Time and (ii) the termination of the Merger Agreement in accordance with its terms, other than Sections 3(b), 4(a) and 8, which shall survive and instead shall expire upon the expiration of all rights of Parent and Sub thereunder.
          SECTION 8. General Provisions. (a) Amendments. This Agreement may not be amended except by an instrument in writing signed by each of the parties hereto.

          (b) Notices. All notices or other communications required or permitted to be given hereunder shall be in writing and shall be delivered by hand or sent by facsimile or sent, postage prepaid, by registered, certified or express mail or reputable overnight courier service and shall be deemed given when so delivered by hand or sent by facsimile, or if mailed, three days after mailing (one business day in the case of express mail or overnight courier service), to Parent in accordance with Section 8.02 of the Merger Agreement and to the Stockholders at their respective addresses set forth on Schedule A (or at such other address for a party as shall be specified by notice given in accordance with this Section 8(b)).
          (c) Interpretation. When a reference is made in this Agreement to a Section or a Schedule, such reference shall be to a Section of, or a Schedule to, this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”. The words “hereof”, “hereto”, “hereby”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The words “date hereof” shall refer to the date of this Agreement. The term “or” is not exclusive. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms. Any agreement or instrument defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement or instrument as from time to time amended, modified or supplemented. References to a Person are also to its permitted successors and assigns.
          (d) Counterparts. This Agreement may be executed in one or more counterparts (including by facsimile), all of which shall be considered one and the same agreement and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to the other parties.
          (e) Entire Agreement; No Third-Party Beneficiaries. This Agreement (a) constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter of this Agreement and (b) is not intended to confer upon any Person other than the parties hereto and their respective successors and assigns any rights (legal, equitable or otherwise, except the rights conferred upon those Persons specified as proxies in Section 4) or remedies, whether as third party beneficiaries or otherwise.
          (f) Governing Law. This Agreement shall be governed by, and construed in accordance with, the Laws of the State of Delaware, regardless of the Laws that might otherwise govern under applicable principles of conflicts of Laws thereof.
          (g) Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and terms of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable Law in an acceptable manner and to the end that the transactions contemplated hereby are fulfilled to the extent possible.
          (h) Consent to Jurisdiction; Service of Process; Venue. Each of the parties hereto irrevocably and unconditionally submits to the exclusive jurisdiction of the Delaware Court of Chancery (and if the Delaware Court of Chancery shall be unavailable, any Delaware State court and the Federal court of the United States of America sitting in the State of Delaware) for the purposes of any suit, action or other proceeding arising out of this Agreement or the Merger or any other transaction contemplated by this Agreement (and agrees that no such action, suit or proceeding relating to this Agreement shall be brought by it or any of its Subsidiaries except in such courts). Each of the parties further agrees that, to the fullest extent permitted by applicable Law, service of any process, summons, notice or document by U.S. registered mail to such Person’s respective address set forth above shall be effective service of process for any action, suit or proceeding in the State of Delaware with respect to any matter to which it has submitted to jurisdiction as set forth above in the immediately preceding sentence. Each of the Stockholders hereby appoints the Company as its agent for service of process for any claim, action, suit or other proceeding in Delaware with respect to any matters to which it has submitted to jurisdiction as set forth above. Each of the parties hereto irrevocably and unconditionally waives (and agrees not to plead or claim), any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the Merger or any of the other transactions contemplated by this Agreement in the Delaware Court of Chancery (and if the Delaware Court of Chancery shall be unavailable, in any Delaware State court or the Federal court of the United States of America sitting in the State of Delaware) or that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.
          (i) Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the Delaware Court of Chancery (and if the Delaware Court of Chancery shall be unavailable, in any Delaware State court or the Federal court of the United States of America sitting in the State of Delaware), this being in addition to any other remedy to which they are entitled at Law or in equity.
          (j) Waiver of Jury Trial. Each party hereto hereby waives, to the fullest extent permitted by applicable Law, any right it may have to a trial by jury in respect of any suit, action or other proceeding directly or indirectly arising out of, under or in connection with this Agreement. Each party hereto (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such party would not, in the event of any action, suit or proceeding, seek to enforce the foregoing waiver and (b) acknowledges that it and the other parties hereto have been induced to enter into this Agreement, by, among other things, the mutual waiver and certifications in this Section 8(j).

          (k) Fiduciary Duties. Notwithstanding anything in this Agreement to the contrary:
     (i) each Stockholder makes no agreement or understanding herein in any capacity other than in such Stockholder’s capacity as a record holder and beneficial owner of the Subject Shares and not in such Stockholder’s capacity as a director, officer or employee of the Company or any of its Subsidiaries; and
     (ii) nothing herein shall be construed to limit or affect any actions or inactions by such Stockholder or any representative of Stockholder, as applicable, serving on the Board of Directors or any Subsidiary of the Company or as an officer or fiduciary of the Company or any Subsidiary of the Company, acting in such person’s capacity as a director, officer, employee or fiduciary of the Company or any Subsidiary of the Company.
[Signature page follows]

          IN WITNESS WHEREOF, Parent has caused this Agreement to be signed by its officer thereunto duly authorized and each Stockholder has signed this Agreement, all as of the date first written above.

INTERNATIONAL BUSINESS MACHINES CORPORATION,
by	/s/ Elias Mendoza
	Name:	Elias Mendoza
	Title:	Vice President, Corporate Development

[Signature Page to Stockholders Agreement]

STOCKHOLDERS,
/s/ Yuchun Lee
Name:	Yuchun Lee
Address:	170 Tracer Lane Waltham, Massachusetts 02451

/s/ Agustina Sumito Lee
Name:	Agustina Sumito Lee
Address:	c/o Yuchun Lee 170 Tracer Lane Waltham, Massachusetts 02451

AGUSTINA SUMITO LIVING TRUST,
by	/s/ Yuchun Lee
	Name:	Yuchun Lee, Trustee
	Address:	c/o Yuchun Lee 170 Tracer Lane Waltham, Massachusetts 02451

YUCHUN LEE 2010 GRAT,
by	/s/ Yuchun Lee
	Name:	Yuchun Lee, Trustee
	Address:	c/o Yuchun Lee 170 Tracer Lane Waltham, Massachusetts 02451

[Signature Page to Stockholders Agreement]

LEE SUMITO IRREVOCABLE TRUST,
by	/s/ Agustina Sumito Lee
	Name:	Agustina Sumito Lee, Trustee
	Address:	c/o Yuchun Lee 170 Tracer Lane Waltham, Massachusetts 02451

YUCHUN LEE LIVING TRUST,
by	/s/ Yuchun Lee
	Name:	Yuchun Lee, Trustee
	Address:	c/o Yuchun Lee 170 Tracer Lane Waltham, Massachusetts 02451

2001 LEE CHARITABLE TRUST,
by	/s/ Yuchun Lee
	Name:	Yuchun Lee, Trustee
	Address:	c/o Yuchun Lee 170 Tracer Lane Waltham, Massachusetts 02451

[Signature Page to Stockholders Agreement]

Schedule A

		Number of Subject
Name and Address of	Number of Subject Shares	Shares Owned
Stockholder	Owned of Record	Beneficially
Yuchun Lee	18,771	4,379,529
Agustina Sumito Lee	14,142	14,142
Agustina Sumito Living Trust	2,192,197	2,192,197
Yuchun Lee 2010 GRAT	1,000,000	1,000,000
Lee Sumito Irrevocable Trust	686,616	686,616
Yuhun Lee Living Trust	300,890	300,890
2001 Lee Charitable Trust	166,913	166,913

Schedule B

	Number of Shares	Number of Shares
Name and Address of	Subject to	Subject to Unvested
Stockholder	Unexercised Options	RSUs
Yuchun Lee	479,999	92,500

Annex C

Jefferies & Company, Inc.
520 Madison Avenue
New York, New York 10022
tel 212.284.2300
Jefferies.com

August 12, 2010

The Board of Directors
Unica Corporation
Reservoir Place North
170 Tracer Lane
Waltham, MA 02451

Members of the Board:

We understand that Unica Corporation (the “Company”), International Business Machines Corporation (“Parent”), and a wholly-owned subsidiary of Parent (“Merger Sub”) propose to enter into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Merger Sub will merge with and into the Company (the “Merger”) in a transaction in which each outstanding share of common stock, par value $0.01 per share, of the Company (the “Common Stock”), other than shares of Common Stock held in the treasury of the Company or owned by Parent or Merger Sub, all of which shares will be canceled, or as to which dissenters rights have been properly exercised, will be converted into the right to receive $21.00 in cash (the “Consideration”). The terms and conditions of the Merger are more fully set forth in the Merger Agreement.

You have asked for our opinion as to whether the Consideration to be received by the holders of shares of Common Stock pursuant to the Merger Agreement is fair, from a financial point of view, to such holders.

In arriving at our opinion, we have, among other things:

(i) reviewed a draft dated August 11, 2010 of the Merger Agreement;

(ii) reviewed certain publicly available financial and other information about the Company;

(iii) reviewed certain information furnished to us by the Company’s management, including financial forecasts and analyses, relating to the business, operations and prospects of the Company;

(iv) held discussions with members of senior management of the Company concerning the matters described in clauses (ii) and (iii) above;

(v) reviewed the share trading price history and valuation multiples for the Common Stock and compared them with those of certain publicly traded companies that we deemed relevant;

(vi) compared the proposed financial terms of the Merger with the financial terms of certain other transactions that we deemed relevant; and

(vii) conducted such other financial studies, analyses and investigations as we deemed appropriate.

In our review and analysis and in rendering this opinion, we have assumed and relied upon, but have not assumed any responsibility to independently investigate or verify, the accuracy and completeness of all financial and other information that was supplied or otherwise made available by the Company or that was publicly available (including, without limitation, the information described above), or that was otherwise reviewed by us. We have relied on assurances of the management of the Company that it is not aware of any facts or circumstances that would make such information inaccurate or misleading. In our review, we did not obtain any independent evaluation or appraisal of any of the assets or liabilities of, nor did we conduct a physical inspection of any of the properties or facilities of, the Company, nor have we been furnished with any such evaluations or appraisals of such physical inspections, nor do we assume any responsibility to obtain any such evaluations or appraisals.

With respect to the financial forecasts provided to and examined by us, we note that projecting future results of any company is inherently subject to uncertainty. The Company has informed us, however, and we have assumed, that such financial forecasts were reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the management of the Company as to the future financial performance of the Company. We express no opinion as to the Company’s financial forecasts or the assumptions on which they are made.

Our opinion is based on economic, monetary, regulatory, market and other conditions existing and which can be evaluated as of the date hereof. We expressly disclaim any undertaking or obligation to advise any person of any change in any fact or matter affecting our opinion of which we become aware after the date hereof.

We have made no independent investigation of any legal or accounting matters affecting the Company, and we have assumed the correctness in all respects material to our analysis of all legal and accounting advice given to the Company and its Board of Directors, including, without limitation, advice as to the legal, accounting and tax consequences of the terms of, and transactions contemplated by, the Merger Agreement to the Company and its stockholders. In addition, in preparing this opinion, we have not taken into account any tax consequences of the transaction to any holder of Common Stock. We have assumed that the final form of the Merger Agreement will be substantially similar to the last draft reviewed by us. We have also assumed that in the course of obtaining the necessary regulatory or third party approvals, consents and releases for the Merger, no delay, limitation, restriction or condition will be imposed that would have an adverse effect on the Company, Parent or the contemplated benefits of the Merger.

It is understood that our opinion is for the use and benefit of the Board of Directors of the Company in its consideration of the Merger, and our opinion does not address the relative merits of the transactions contemplated by the Merger Agreement as compared to any alternative transaction or opportunity that might be available to the Company, nor does it address the underlying business decision by the Company to engage in the Merger or the terms of the Merger Agreement or the documents referred to therein. Our opinion does not constitute a recommendation as to how any holder of shares of Common Stock should vote on the Merger or any matter related thereto. In addition, you have not asked us to address, and this opinion does not address, the fairness to, or any other consideration of, the holders of any class of securities, creditors or other constituencies of the Company, other than the holders of shares of Common Stock. We express no opinion as to the price at which shares of Common Stock will trade at any time. Furthermore, we do not express any view or opinion as to the fairness, financial or otherwise, of the amount or nature of any compensation payable or to be received by any of the Company’s officers, directors or employees, or any class of such persons, in connection with the Merger relative to the Consideration to be received by holders of shares of Common Stock. Our opinion has been authorized by the Fairness Committee of Jefferies & Company, Inc.

We have been engaged by the Company to act as financial advisor to the Company in connection with the Merger and will receive a fee for our services, a portion of which is payable upon delivery of this opinion and a significant portion of which is payable contingent upon consummation of the Merger. We will also be reimbursed for expenses incurred. The Company has agreed to indemnify us against liabilities arising out of or in connection with the services rendered and to be rendered by us under such engagement. We have, in the past, provided financial advisory services to Parent and may continue to do so and have received, and may receive, fees for the rendering of such services. We maintain a market in the securities of the Company, and in the ordinary course of our business, we and our affiliates may trade or hold securities of the Company or Parent and/or their respective affiliates for our own account and for the accounts of our customers and, accordingly, may at any time hold long or short positions in those securities. In addition, we may seek to, in the future, provide financial advisory and financing services to the Company, Parent or entities that are affiliated with the Company or Parent, for which we would expect to receive compensation. Except as otherwise expressly provided in our engagement letter with the Company, our opinion may not be used or referred to by the Company, or quoted or disclosed to any person in any manner, without our prior written consent.

Based upon and subject to the foregoing, we are of the opinion that, as of the date hereof, the Consideration to be received by the holders of shares of Common Stock pursuant to the Merger Agreement is fair, from a financial point of view, to such holders.

Very truly yours,

/s/ Jefferies & Company, Inc.

JEFFERIES & COMPANY, INC.

Annex D

§ 262. Appraisal rights

(a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder’s shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word “stockholder” means a holder of record of stock in a corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words; and the words “depository receipt” mean a receipt or other instrument issued by a depository representing an interest in 1or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

(b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263 or § 264 of this title:

(1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.

(2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 255, 256, 257, 258, 263 and 264 of this title to accept for such stock anything except:

a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

b Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders;

c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

(3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

(c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.

(d) Appraisal rights shall be perfected as follows:

(1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Each stockholder electing to demand the appraisal of such stockholder’s shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder’s shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder’s shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

(2) If the merger or consolidation was approved pursuant to § 228, § 253, or § 267 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder’s shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder’s shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder’s shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

(e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) of this section hereof and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders.

Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) of this section hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder’s written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section hereof, whichever is later. Notwithstanding subsection (a) of this section, a person who is the beneficial owner of shares of such stock held either in a voting trust or by a nominee on behalf of such person may, in such person’s own name, file a petition or request from the corporation the statement described in this subsection.

(f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

(g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

(h) After the Court determines the stockholders entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, interest from the effective date of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder’s certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

(i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court’s decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

(j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

(k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder’s demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just; provided, however that this provision shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation within 60 days after the effective date of the merger or consolidation, as set forth in subsection (e) of this section.

(l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

☐	■
UNICA CORPORATION
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF
STOCKHOLDERS TO BE HELD ON [      ], 2010
          The undersigned hereby appoints Kevin P. Shone and Jason W. Joseph, and each of them, with full power of substitution, proxies of the undersigned, to represent the undersigned and to vote the common stock as specified below at the Special Meeting of Stockholders of Unica Corporation to be held on [        ], 2010 at 10:00 a.m., local time, at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, and at any postponement or adjournment thereof, upon the following matters, all as more fully described in the Proxy Statement for said Special Meeting (receipt of which is hereby acknowledged), and, in the discretion of the proxies, on any other matters as may properly come before the meeting.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF THIS PROXY IS PROPERLY EXECUTED, BUT NO VOTING DIRECTION IS INDICATED, THEN THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL TO ADOPT THE MERGER AGREEMENT AND “FOR” THE PROPOSAL TO ADJOURN THE SPECIAL MEETING TO A LATER DATE, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF ADOPTION OF THE MERGER AGREEMENT.
          Your telephone or Internet proxy authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. If you have submitted your proxy by telephone or Internet, there is no need to mail back a proxy card.
(Continued and to be signed on the reverse side.)
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SPECIAL MEETING OF STOCKHOLDERS OF
UNICA CORPORATION
[                  ], 2010
PROXY VOTING INSTRUCTIONS
INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card.
TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card.
Vote online/phone until 11:59 PM EST the day before the meeting.
MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.
IN PERSON - You may vote your shares in person by attending the Special Meeting.

COMPANY NUMBER
ACCOUNT NUMBER

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.
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PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
		FOR	AGAINST	ABSTAIN
1.
The proposal to adopt the Agreement and Plan of Merger, dated as of August 12, 2010, by and among International Business Machines Corporation, a New York corporation, Amaroo Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of IBM, and Unica Corporation, a Delaware corporation, as such agreement may be amended from time to time.
		☐	☐	☐

2.
The proposal to adjourn the special meeting to a later date, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes in favor of adoption of the merger agreement at the time of the special meeting.
		☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

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Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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